As filed with the Securities and Exchange Commission on March 31, 1998.

                                                              File No. 33-4163
                                                              File No. 811-4620




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -----------

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933 |_|

                      POST-EFFECTIVE AMENDMENT NO. 27 |X|

                                      and

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940 |_|

                             AMENDMENT NO.      |X|

                                  -----------

                                CRESTFUNDS, INC.

               (Exact Name of Registrant as Specified in Charter)

                                32 South Street
                           Baltimore, Maryland 21210
               (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, including Area Code (800) 273-7827

                       Todd B. Cipperman, Vice President
                          c/o SEI Investments Company
                            Oaks, Pennsylvania 19456
                    (Name and Address of Agent for Service)

                                    Copy to:

                            David M. Carter, Esquire
                               Hunton & Williams
                          Riverfront Plaza, East Tower
                              951 East Byrd Street
                         Richmond, Virginia 23219-4074
                                  -----------
 It is proposed that this filing will become effective (check appropriate box)

|X| immediately upon filing pursuant to paragraph (b)
|_| on [date] pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(1)
|_| on [date] pursuant to paragraph (a)(1)
|_| 75 days after filing pursuant to paragraph (a)(2)
|_| on [date] pursuant to (a)(2) of Rule 485

         Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of shares of common stock. Registrant's Rule 24f-2 Notice for fiscal year ended November 30, 1997 was filed on January 29, 1998.

                                CRESTFUNDS, INC.
                              CROSS REFERENCE SHEET
                         POST-EFFECTIVE AMENDMENT NO. 27




N-1A ITEM NO.                                                                                         LOCATION
-------------                                                                                         --------

PART A
Item 1.        Cover Page................................................ Cover Page
Item 2.        Synopsis.................................................. Summary of Portfolio Expenses
Item 3.        Condensed Financial Information...........................                             *
Item 4.        General Description of Registrant......................... Description of Common Stock; Investment Objectives and
                                                                          Policies; General Investment Policies of the Portfolios;
                                                                          Investment Limitations of the Portfolios; Description of
                                                                          Permitted Investments and Risk Factors
Item 5.        Management of the Company................................. Description of Common Stock; Portfolio Transactions;
                                                                          Banking Law Matters; Advisory and Related Agreements;
                                                                          Other Expense Information
Item 5A.       Management's Discussion of Fund Performance...............                             *
Item 6.        Capital Stock and Other Securities........................ Description of Common Stock; How to Purchase, Exchange
                                                                          and Redeem Shares; Dividends and Tax Matters
Item 7.        Purchase of Securities Being Offered...................... Advisory and Related Agreements; Pricing of Shares and
                                                                          Valuation; How to Purchase, Exchange and Redeem Shares
Item 8.        Redemption or Repurchase.................................. How to Purchase, Exchange and Redeem Shares
Item 9.        Pending Legal Proceedings.................................                             *
PART B
Item 10.       Cover Page................................................ Cover Page
Item 11.       Table of Contents......................................... Cover Page
Item 12.       General Information and History...........................                             *
Item 13.       Investment Objectives and Policies........................ Investment Policies and Limitations of the Portfolios;
                                                                          Investment Practices of the Underlying CrestFunds;
                                                                          Portfolio Transactions
Item 14.       Management of the Registrant.............................. Directors and Officers and Affiliated Persons
Item 15.       Control Persons and Principal Holders.....................                             *
Item 16.       Investment Advisory and Other Services.................... Directors and Officers and Affiliated Persons; The
                                                                          Adviser; Administrator and Distributor; Transfer Agent;
                                                                          Custodian; Auditor
Item 17.       Brokerage Allocation...................................... Portfolio Transactions
Item 18.       Capital Stock and Other Securities........................ Additional Description of Common Stock
Item 19.       Purchase, Redemption, and Pricing of Securities Being      Valuation of Portfolio Securities; Additional Information
               Offered................................................... Regarding Pricing and Redemptions
Item 20.       Tax Status................................................ Distributions and Taxes; Tax Status of the Portfolios
Item 21.       Underwriters.............................................. Additional Description of Common Stock; Administrator and
                                                                          Distributor
Item 22.       Calculation of Yield Quotations........................... Portfolio Performance
Item 23.       Financial Statements...................................... Financial Statements


-----------

*  Not Applicable

                                     PART C

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

CrestFunds, Inc. -- Trust Class
PROSPECTUS

March 31, 1998

CrestFunds, Inc. (the "Company"), a Maryland corporation, is a registered open-end management investment company that offers investors a selection of money market, bond and equity funds (the "Funds"). This Prospectus, however, relates only to the following three separate diversified investment portfolios (each a "Portfolio" and, together, the "Portfolios"): Maximum Growth Portfolio, Growth and Income Portfolio, and Balanced Portfolio. Each Portfolio offers investors a range of asset allocation strategies designed to accommodate different investors' philosophies and goals by investing in select underlying funds in the CrestFunds(R) Family of Funds. The Portfolios are currently managed by Crestar Asset Management Company (the "Adviser"). Each Portfolio offers one class of shares, Trust Class shares, which are offered primarily to tax-advantaged and other employee benefit or retirement accounts which have entered into certain management, administration and/or servicing arrangements with Crestar Bank or its affiliates.



MAXIMUM GROWTH PORTFOLIO
GROWTH AND INCOME PORTFOLIO
BALANCED PORTFOLIO



The Portfolios' shares are not deposits or obligations of, or guaranteed, insured or endorsed by, Crestar Bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investing in mutual funds involves risks, including the possible loss of the principal amount invested. The value of an investment in the portfolios and its return will fluctuate and is not guaranteed. When sold, the value of an investment may be higher or lower than the amount originally invested.



Please read this Prospectus before investing. This Prospectus sets forth concisely information about the above-referenced Portfolios that a prospective investor should know before investing, and is designed to help investors decide if a Portfolio's goals match their own. Retain this document for future reference. A Statement of Additional Information (dated March 31, 1998) and an Annual Report for the fiscal year ended November 30, 1997 have been filed with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. The Statement of Additional Information and the Annual Report are available without charge upon request by calling 1-800-273-7827.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with any offer of shares in the Portfolios. If given or made, such other information or representations must not be relied upon as having been authorized by the Portfolios or SEI Investments Distribution Co. (the "Distributor"). This Prospectus and the related Statement of Additional Information do not constitute an offer by any Portfolio or Distributor to sell shares of any Portfolio to any person to whom it is unlawful to make such an offer.


Table of Contents

                                                                                                                      Page
                                                                                                                      ----

Summary of Portfolio Expenses..........................................................................................3-LV
The Portfolios' Financial History......................................................................................5-LV
Investment Objectives and Policies.....................................................................................8-LV
General Investment Policies of the Portfolios.........................................................................10-LV
Investment Limitations of the Portfolios..............................................................................11-LV
Pricing of Shares and Valuation.......................................................................................12-LV
How to Purchase, Exchange and Redeem Shares...........................................................................12-LV
Dividends and Tax Matters.............................................................................................13-LV
Performance...........................................................................................................14-LV
Portfolio Transactions................................................................................................14-LV
Advisory and Related Agreements.......................................................................................15-LV
Other Expense Information.............................................................................................17-LV
Banking Law Matters...................................................................................................17-LV
Description of Common Stock...........................................................................................17-LV
Description of Permitted Investments and Risk Factors.................................................................18-LV


Summary of Portfolio Expenses

The expense summary format below was developed for use by all mutual funds to help investors make their investment decisions. The purpose of these tables is to assist investors in understanding the various costs and expenses that an investor in the Portfolios would bear. Investors should consider this expense information for the Portfolios along with other important information in this Prospectus, including each Portfolio's investment objective. Shares of the Portfolios are currently offered, without payment of any sales charge, primarily to tax-advantaged and other employee benefit or retirement accounts with which Crestar Bank, or affiliates thereof, has entered into certain management, administration, and/or servicing arrangements. Such relationships may involve the payment of account or service fees not reflected in the tables below.

The Portfolios invest in Trust Class shares of the underlying CrestFunds that are also advised by the Adviser. The underlying CrestFunds primarily invest directly in stocks, bonds and other securities. The Portfolios will not incur any sales charges when they invest in underlying CrestFunds.

The Portfolios' Expense Table
The table below does not reflect any of the operating costs and investment advisory fees of the underlying CrestFunds. The Portfolios, and ultimately the Portfolios' shareholders, will indirectly bear their pro-rata share of the expenses of the underlying CrestFunds. Investors would not incur the Portfolios' expenses as detailed below if they were to perform their own review and analysis and invest in the affiliated underlying CrestFunds directly.

Annual Portfolio Operating Expenses (as a percentage of average net assets) -- Net of Waivers and/or Reimbursements:


                                                                       Maximum Growth        Growth And Income      Balanced
                                                                          Portfolio               Portfolio         Portfolio
                                                                          ---------               ---------         ---------


Advisory Fee (1)......................................................          .08%                  .10%             .12%
12b-1 Fees............................................................          None                   None            None
Other Expenses (2)....................................................          .17%                  .15%             .13%
                                                                                ----                  ----             ----

Total Operating Expenses (3)..........................................          .25%                  .25%             .25%


(1) The Adviser has voluntarily agreed to waive its advisory and management fees and/or reimburse certain expenses to keep the total operating expenses of each Portfolio from exceeding .25% of each Portfolio's total assets. Absent fee waivers and/or expense reimbursements, the advisory fees for each Portfolio would be .25%.

(2) SEI Fund Resources (the "Administrator") has voluntarily agreed to waive its fee for each Portfolio for a twelve month period, effective on the commencement of operations. Absent fee waivers and/or expense reimbursements, "Other Expenses" are estimated to be .48% for the Maximum Growth Portfolio, .34% for the Growth and Income Portfolio, and .17% for the Balanced Portfolio.

(3) Absent fee waivers and/or expense reimbursements, total operating expenses for the Maximum Growth Portfolio, Growth and Income Portfolio, and Balanced Portfolio would be .73%, .59% and .42%, respectively.

Explanation of Annual Portfolio Operating Expenses. Advisory fees are paid by the Portfolios to the Adviser for managing the Portfolios' investments and business affairs (see "Advisory and Related Agreements"). Advisory fees and Other Expenses are reflected in each Portfolio's share price and are not charged directly to individual shareholder accounts. The expenses and fees of the underlying CrestFunds are not reflected in the above expense table.

Example Reflecting Expenses of the Portfolios and the Underlying CrestFunds
You would pay the following direct and indirect expenses on a $1,000 investment in a Portfolio, assuming the Portfolios' share of the expenses incurred by the underlying CrestFunds ("Indirect Expenses"), as set forth below in "Ranges of the Portfolios' Share of Indirect Expenses", and further assuming (1) 5% annual return and (2) redemption at the end of each time period:


Portfolio                                                              1 Year         3 Years        5 Years       10 Years
---------                                                              ------         -------        -------       --------

Maximum Growth Portfolio                                                 $13            $39             $68          $149
Growth and Income Portfolio                                              $12            $38             $64          $140
Balanced Portfolio                                                       $12            $37             $61          $136

Explanation of Example. This hypothetical example illustrates the expenses associated with a $1,000 investment over periods of 1 and 3 years based on the expenses in the table above and an assumed annual return of 5%. The Example includes Indirect Expenses for the underlying CrestFunds' most recent fiscal year. The Indirect Expenses are calculated by taking the midpoint of the ranges of Indirect Expenses applicable to each Portfolio, as set forth below in "Ranges of the Portfolios' Share of Indirect Expenses." The actual amount of Indirect Expenses will fluctuate each time the Portfolios' assets are reallocated among the underlying CrestFunds, which are used in calculating the ranges of the Portfolios' share of Indirect Expenses. The return of 5% and expenses should not be considered indications of actual or expected performance or expenses, both of which may vary.

Expenses of the Underlying CrestFunds
The chart below provides the total operating expense ratios for the underlying CrestFunds, which are used in calculating the ranges of the Portfolios' share of Indirect Expenses. The following figures are based on historical expenses for each underlying fund's most recently reported fiscal year end and are calculated as a percentage of average net assets of each underlying fund.


Asset Class                                                                                                   Expense Ratio
-----------                                                                                                   -------------

Cash Reserve Fund..........................................................................................          .65%
Limited Term Bond Fund.....................................................................................          .75%
Intermediate Bond Fund.....................................................................................          .87%
Government Bond Fund.......................................................................................          .66%
Value Fund.................................................................................................          1.02%
Capital Appreciation Fund..................................................................................          1.02%
Special Equity Fund........................................................................................          1.01%

Ranges of the Portfolios' Share Of Indirect Expenses
Based upon the current asset allocation percentages for each Portfolio (see "Investment Objectives and Policies") and the above expense ratios for the underlying CrestFunds, the ranges of the weighted average of the expense ratios of the underlying CrestFunds in which each Portfolio currently expects to invest are as follows:


Portfolio                                                                                     Ranges Of Indirect Expense Ratios
---------                                                                                     ---------------------------------

Maximum Growth Portfolio.......................................................................             .94 - 1.02%
Growth and Income Portfolio....................................................................             .84 -  .97%
Balanced Portfolio.............................................................................             .79 -  .94%

The Portfolios' Financial History

Financial Highlights. The table that follows is included in the Annual Report for the Company and has been audited by Deloitte & Touche LLP, independent auditors. Their report on the financial statements and financial highlights is included in the Annual Report. Additional performance information is set forth in the Company's Annual Report, which may be obtained without charge by calling 1-800-273-7827. The financial statements and financial highlights for Trust Class shares for the Portfolios are incorporated by reference from the Company's Annual Report into the Statement of Additional Information.

Maximum Growth Portfolio


                                                                                            Trust Class
                                                                                    ----------------------------

                                                                                    Period from July 1, 1997**
                                                                                          to November 30,
                                                                                               1997
                                                                                    ----------------------------

Selected Per-Share Data
Net asset value, beginning of year..........................................                $    10.00
                                                                                            -----------

Income from investment operations:
Net investment income.......................................................                     0.032
Net realized and unrealized gain/(loss) on investments......................                     0.650
                                                                                            -----------

Net investment income.......................................................                    (0.032)
Capital gains...............................................................                      --
Total distributions.........................................................                    (0.032)
                                                                                            ----------

Net asset value, end of year................................................                $    10.65
                                                                                            ===========

Total Return................................................................                      6.82%*
Ratios and Supplemental Data
Net assets, end of year (thousands).........................................                $   13,712
Ratio of expenses to average daily net assets (1)...........................                      0.25%*
Ratio of net investment income to average daily net assets..................                      0.72%*
Portfolio turnover rate.....................................................                        34%

(1) During the years, certain fees and expenses were voluntarily waived and reimbursed. The ratios of expenses to average daily net assets had such
    waivers and reimbursements not occurred are as follows:.................                      0.73%*

*    Annualized.
**   Commencement of operations  -- June 30, 1997.

Growth and Income Portfolio



                                                                                           Trust Class
                                                                                    ---------------------------

                                                                                       Period from July 1,
                                                                                      1997** to November 30,
                                                                                               1997
                                                                                    ---------------------------

Selected Per-Share Data
Net asset value, beginning of year..........................................                $    10.00
                                                                                            -----------

Income from investment operations:
Net investment income.......................................................                     0.091
Net realized and unrealized gain/(loss) on investments......................                     0.506
                                                                                            -----------

Net investment income.......................................................                    (0.087)
Capital gains...............................................................                      --
Total distributions.........................................................                    (0.087)
                                                                                            ----------

Net asset value, end of year................................................                $    10.51
                                                                                            ===========

Total Return................................................................                      5.97%*
Ratios and Supplemental Data
Net assets, end of year (thousands).........................................                $   22,521
Ratio of expenses to average daily net assets (1)...........................                      0.25%*
Ratio of net investment income to average daily net assets..................                      2.11%*
Portfolio turnover rate.....................................................                        25%

(1) During the years, certain fees and expenses were voluntarily waived and reimbursed. The ratios of expenses to average daily net assets had such
    waivers and reimbursements not occurred are as follows:.................                      0.59%*


*    Annualized.
**   Commencement of operations  -- June 30, 1997.

Balanced Portfolio



                                                                                            Trust Class
                                                                                    ----------------------------

                                                                                    Period from July 1, 1997**
                                                                                          to November 30,
                                                                                               1997
                                                                                    ----------------------------

Selected Per-Share Data
Net asset value, beginning of year..........................................                $    10.00
                                                                                            -----------

Income from investment operations:
Net investment income.......................................................                     0.116
Net realized and unrealized gain/(loss) on investments......................                     0.454
                                                                                            -----------

Net investment income.......................................................                    (0.110)
Capital gains...............................................................                      --
Total distributions.........................................................                    (0.110)
                                                                                            ----------

Net asset value, end of year................................................                $    10.46
                                                                                            ===========

Total Return................................................................                      5.70%*
Ratios and Supplemental Data
Net assets, end of year (thousands).........................................                $   89,442
Ratio of expenses to average daily net assets (1)...........................                      0.25%*
Ratio of net investment income to average daily net assets..................                      2.66%*
Portfolio turnover rate.....................................................                        43%

(1) During the years, certain fees and expenses were voluntarily waived and reimbursed. The ratios of expenses to average daily net assets had such
    waivers and reimbursements not occurred are as follows:.................                      0.42%*


*    Annualized.
**   Commencement of operations  -- June 30, 1997.

Investment Objectives and Policies

The Portfolios provide investors with the opportunity to pursue three distinct asset allocation strategies implemented through investments in shares of selected CrestFunds. By investing in the Portfolios, investors have the opportunity to diversify and allocate their assets among the broad range of funds in CrestFunds. The Adviser simplifies the diversification and asset allocation process by reviewing, analyzing, selecting, monitoring, reallocating and rebalancing each Portfolio's holdings of CrestFunds for investors.

The assets of each Portfolio will be allocated among underlying CrestFunds in accordance with its investment objective, the Adviser's outlook for the economy, the financial markets and the relative market valuations of the underlying CrestFunds. Each Portfolio has the ability to invest its assets allocated to a particular asset class in one or more of the underlying CrestFunds, which have differing investment objectives, policies and risk characteristics (see "Investments in Shares of the Underlying CrestFunds"). The risks associated with investing in a Portfolio will vary depending upon how the assets within its asset classes are allocated from time to time among the underlying CrestFunds. Although the Portfolios currently expect to invest in one or more of the underlying CrestFunds identified below, the Adviser has the discretion to change the particular CrestFunds used as underlying investments for the Portfolios. If the Adviser determines in the future that it is in a Portfolio's best interest, the Adviser may substitute or include other underlying CrestFunds, including CrestFunds that do not currently exist.

                                Cash Reserve Fund
                             Limited Term Bond Fund
                             Intermediate Bond Fund
                              Government Bond Fund
                            Capital Appreciation Fund
                               Special Equity Fund
                                   Value Fund

The investment objective of each Portfolio is set forth below. Each Portfolio's objective, the asset allocation percentage ranges described below, the list of underlying CrestFunds described above, and those policies identified as non-fundamental may be changed by the Company's Board of Directors without shareholder approval. A Portfolio's investment policies identified as fundamental may not be changed except by approval of the majority of the outstanding shares of that Portfolio. The Adviser will manage each Portfolio consistent with that Portfolio's investment objective and policies. There is no assurance that a Portfolio will achieve its investment objective. For more information regarding each Portfolio's investment policies, please refer to the Statement of Additional Information.

Maximum Growth Portfolio
The Maximum Growth Portfolio seeks to provide a high level of capital appreciation, without regard to current income. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in shares of underlying CrestFunds that invest primarily in equity securities that seek capital appreciation. The Portfolio's remaining assets may be invested in shares of underlying CrestFunds that invest primarily in fixed-income securities, shares of underlying CrestFunds that are money market funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper.

In general, relative to the other Portfolios, the Maximum Growth Portfolio should offer investors the potential for a high level of capital growth, and the potential for a lower level of current income, while subjecting investors to a medium to high level of principal risk. The Portfolio currently plans to invest in shares of the following underlying CrestFunds within the percentage ranges set forth below:

                                                     Investment Range (Percent
                                                       of the Maximum Growth
Asset Class                                              Portfolio's Assets)

Equity............................................              80-100%
------

    Value Fund
    Capital Appreciation Fund
    Special Equity Fund

Money Market......................................                0-20%
------------

    Cash Reserve Fund


Growth and Income Portfolio
The Growth and Income Portfolio seeks to provide long-term capital appreciation, with current income as a secondary objective. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in shares of underlying CrestFunds that invest primarily in either equity securities that seek capital appreciation, or invest primarily in fixed-income securities that seek income. The Portfolio's remaining assets may be invested in shares of underlying CrestFunds that are money market funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper.

In general, relative to the other Portfolios, the Growth and Income Portfolio should offer investors the potential for a medium to high level of capital growth and the potential for a medium level of income, while subjecting investors to a medium level of principal risk. The Portfolio currently plans to invest in shares of the following underlying CrestFunds within the percentage ranges set forth below:

                                                     Investment Range (Percent
                                                     of the Growth and Income
Asset Class                                                Portfolio's Assets)

Equity.............................................              60-80%
------

    Value Fund
    Capital Appreciation Fund
    Special Equity Fund

Bond...............................................              20-40%
----

    Limited Term Bond Fund
    Intermediate Bond Fund
    Government Bond Fund

Money Market.......................................               0-20%
------------

    Cash Reserve Fund


Balanced Portfolio
The Balanced Portfolio seeks both capital appreciation and current income. Under normal market conditions, the Portfolio will invest primarily in shares of underlying CrestFunds that invest primarily in equity securities, but at least 25% of the Portfolio's total assets will be invested in shares of underlying CrestFunds that invest primarily in fixed-income securities. The Portfolio's remaining assets may be invested in shares of underlying CrestFunds that are money market funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper.

In general, relative to the other Portfolios, the Balanced Portfolio should offer investors a balanced level of income and capital appreciation, while subjecting investors to a lower level of principal risk. The Portfolio currently plans to invest in shares of the following underlying CrestFunds within the percentage ranges set forth below:

                                                          Investment Range
                                                      (Percent of the Balanced
Asset Class                                                Portfolio's Assets)

Equity.............................................               40-70%
------

    Value Fund
    Capital Appreciation Fund
    Special Equity Fund

Bond...............................................               30-60%
----

    Limited Term Bond Fund
    Intermediate Bond Fund
    Government Bond Fund

Money Market.......................................                0-20%
------------

    Cash Reserve Fund


General Investment Policies of the Portfolios

To achieve each Portfolio's investment objective, the Adviser will attempt to identify and select a diversified portfolio of underlying CrestFunds. In the selection process, the Adviser analyzes many factors, including the underlying CrestFunds' investment objectives, total return, volatility and expenses. Each Portfolio invests a percentage of its assets, within percentage ranges the Adviser believes appropriate, in select underlying CrestFunds, which are separately-managed series of the Company. The percentages will reflect the extent to which each Portfolio invests in the particular market segment represented by each underlying fund in CrestFunds, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those corresponding underlying funds. These percentage ranges may change when it is appropriate in light of each Portfolio's investment objective. Each Portfolio may invest up to 100% of its assets in shares of the underlying CrestFunds. In addition, when the Adviser deems it appropriate, for temporary defensive purposes, each Portfolio may invest 100% of its assets directly in securities issued by the U.S. Government or its agencies or instrumentalities, repurchase agreements, short-term paper and shares of underlying CrestFunds that are money market funds (and shares of unaffiliated money market funds, as permitted by the SEC). To the extent that a Portfolio is engaged in temporary defensive investing, it will not be pursuing its investment objective. When the Adviser deems it appropriate, in order to meet liquidity needs, each Portfolio may invest its assets directly in securities issued by the U.S. Government or its agencies or instrumentalities, repurchase agreements, short-term paper and shares of underlying CrestFunds that are money market funds (and shares of unaffiliated money market funds, as permitted by the SEC).

Investments in Shares of the Underlying CrestFunds
Each of the underlying CrestFunds pursues its own investment objective by investing in particular types of securities. Each underlying fund's objectives and primary investment policies are set forth below.

Cash Reserve Fund -- The Cash Reserve Fund, a money market fund, seeks to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, U.S. dollar-denominated money market instruments of U.S. and foreign issuers, including floating and variable rate instruments.

Limited Term Bond Fund -- The Limited Term Bond Fund seeks to provide a high level of current income by investing exclusively in investment-grade fixed-income securities of U.S. and foreign issuers. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between 1 and 5 years.

Intermediate Bond Fund -- The Intermediate Bond Fund seeks to provide a high level of current income by investing exclusively in investment-grade fixed-income securities of U.S and foreign issuers. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between 5 and 10 years.

Government Bond Fund -- The Government Bond Fund seeks to provide a high level of current income in a manner consistent with preserving principal by investing primarily in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. In seeking current income, the Fund also may consider the potential for capital gain. Under normal conditions, at least 65% of the Fund's total assets will be invested in U.S. Government bonds or other debt instruments, including repurchase agreements secured by U.S. Government securities.

Value Fund -- The Value Fund seeks to provide long-term capital appreciation and, as a secondary objective, current income, by investing primarily in income producing equity securities of U.S and foreign companies with large market capitalizations.

Capital Appreciation Fund -- The Capital Appreciation Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of U.S and foreign companies with medium to large market capitalizations.

Special Equity Fund -- The Special Equity Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of U.S and foreign companies with small to medium market capitalizations.

The following risk factors are associated with a Portfolio's investments in underlying CrestFunds:

   o When the Portfolios invest in underlying CrestFunds, shareholders will be exposed to the risks associated with investing in those underlying CrestFunds. Those risks include risks associated with investing in foreign securities, asset-backed securities, delayed delivery transactions, American Depositary Receipts, mortgage-backed securities, repurchase agreements and reverse repurchase agreements.

   o The Portfolios and the underlying CrestFunds have the same officers, Directors and investment adviser, which may give rise to certain conflicts of interest.

   o Each Portfolio's investment performance is substantially related to the investment performance of the underlying CrestFunds.

   o Investing in the underlying CrestFunds involves certain additional expenses that would not be present in a direct investment in the underlying CrestFunds. When a Portfolio invests in underlying CrestFunds, shareholders bear not only the Portfolio's expenses, but also the expenses of the underlying CrestFunds.

Summary information about the principal types of investments made by the underlying CrestFunds is set forth in the "Description of Permitted Investments and Risk Factors." More information about the underlying CrestFunds is contained in the Portfolios' Statement of Additional Information, and in the Prospectus and Statement of Additional Information relating to the underlying CrestFunds, which may be obtained without charge by writing the Distributor at Oaks, Pennsylvania 19456, or by calling 1-800-273-7827.

Investments In Other Securities
In addition to shares of the underlying CrestFunds, the Portfolios may invest in the following types of securities, which are described briefly below. The Portfolios are not limited by this discussion, however, and may purchase other types of securities and enter into other types of transactions if they meet each of their respective investment objectives and policies.

Bankers' Acceptances. Bankers' acceptances are time drafts or bills of exchange drawn on and accepted by a bank, the customary means of effecting payment for merchandise sold in import-export transactions and a source of financing used extensively in international trade. Maturities are generally six months or less.

Certificates Of Deposit. Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

Commercial Paper. Commercial paper is comprised of short-term obligations issued by banks, broker-dealers, municipalities, corporations or other entities for purposes such as financing their current obligations.

Letters Of Credit. Issuers or financial intermediaries who provide demand features or standby commitments often support their ability to buy securities on demand by obtaining letters of credit ("LOCs") or other guarantees from banks.

Repurchase Agreements. In a repurchase agreement, a mutual fund buys a security at one price and simultaneously agrees to sell it back at a higher price. In the event of bankruptcy of the other party to a repurchase agreement, the mutual fund could experience delays in recovering its cash. To the extent that, in the meantime, the value of securities purchased had decreased, the mutual fund could experience a loss.

Short-Term Paper. Short-term paper is comprised of instruments, such as notes and bills of exchange, that are payable on demand or that have a maturity of nine months or less.

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

Investment Limitations of the Portfolios

The following summarizes each Portfolio's principal investment limitations. A complete listing is contained in the Statement of Additional Information. These limitations are fundamental and may not be changed without shareholder approval. Except for the Portfolios' percentage limitations concerning borrowing, the limitations and policies discussed in this Prospectus are considered at the time of purchase. Accordingly, the sale of securities is not required in the event of a subsequent change in circumstances.

1. Each Portfolio may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities of other investment companies and securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% of the outstanding voting securities of the issuer.

2. Each Portfolio may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Portfolio's total assets. In addition, each Portfolio may borrow money in excess of 5% of the Portfolio's total assets for any reason (a) by borrowing from banks or (b) by engaging in reverse repurchase agreements.

Pricing of Shares and Valuation

The net asset value ("NAV") per share of each Portfolio is determined by dividing the total market value of such Portfolio's investments and other assets, less any liabilities, by the total number of outstanding shares of that Portfolio. The assets of each Portfolio consist primarily of shares of the underlying CrestFunds, which are valued at their respective net asset values. Excluding shares of the underlying CrestFunds, portfolio securities generally are valued at the last quoted sales price for such securities. Securities traded only on over-the-counter markets are valued at the last over-the-counter bid price. Securities for which there were no transactions on the valuation date are valued at the most recent quoted bid price. A pricing service may be used to obtain last sale price of each security held. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. NAV per share is determined daily as of the regularly-scheduled close of normal trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) on each Business Day.

How to Purchase, Exchange and Redeem Shares

Distributor
Shares of each Portfolio are sold on a continuous basis by the Portfolios' Distributor. The Distributor is a registered broker-dealer with principal offices at Oaks, Pennsylvania 19456.

Purchase of Shares
Trust Class shares are offered continuously to tax-advantaged and other employee benefit or retirement accounts with which Crestar Bank, or an affiliate thereof, has entered into certain management, administration, and/or servicing agreements. For further information on opening an account, contact your plan sponsor or financial intermediary for the services and procedures which pertain to your account. Sales personnel of financial institutions distributing the Portfolios' shares and other persons entitled to receive compensation for selling such shares may receive differing compensation.

Purchases will be effected only on days on which the NYSE and the Portfolios' custodian, Crestar Bank, are open for business ("Business Days"). The issuance of shares is recorded on the books of the Portfolios, and share certificates will not be issued for shares of the Portfolios. The Portfolios reserve the right to reject any purchase order. The Distributor may accept investments of smaller amounts, at its discretion.

Effective Time of Purchases
Purchase orders for the Portfolios must be received by Crestar Bank before the regular close of business of the NYSE (currently, 4:00 p.m., Eastern time) on a Business Day. Orders are priced according to the NAV determined on that day. Any orders received after that time will be processed at the NAV next calculated. All purchases must be paid for in U.S. dollars and checks must be drawn on U.S. banks. Purchase orders will be executed by 4:00 p.m., Eastern time, on the Business Day on which the purchase order is received in good order by Crestar Bank. Payment for the purchase is expected at the time of the order but must be received within 5 business days of the date of the order. Each Portfolio reserves the right to withhold redemption proceeds until it is reasonably satisfied that checks received as payment have cleared (which can take up to 7 days). If available funds are not received within 5 business days, the order may be canceled and notice thereof will be provided to the party placing the order.

It is the responsibility of the applicable plan sponsors and financial intermediaries to transmit orders for purchases by their customers to the transfer agent and for the plan sponsors and financial intermediaries to deliver required funds on a timely basis in accordance with the above-stated procedures. Any fees and/or losses incurred due to cancellation of an order will be the responsibility of the party placing the order.

Exchanges
Investors may exchange shares of the Portfolios for Trust Class shares of other Portfolios. All accrued dividends credited to the shareholder up to the date of exchange are paid to the shareholder at the end of the month. Each Portfolio reserves the right to refuse exchanges if the Portfolio would be unable to invest effectively in accordance with its investment objective and policies or would otherwise be affected adversely. The Portfolios further reserve the right to terminate or modify the exchange privilege in the future. Exchanges are subject to the same time frames listed above. An exchange is considered a sale and subsequent purchase of shares and may result in a capital gain or loss for federal income tax purposes.

Investors may also exchange shares of the Portfolios for Trust Class shares, Investors Class A shares or Investors Class B shares of the underlying CrestFunds. Each Fund reserves the right to redeem Trust Class shares held by shareholders who are not eligible to purchase Trust Class shares if such shares are not converted to Investors Class A shares or Investors Class B shares after 30 days.

To exchange Trust Class shares of the Portfolios for shares of other Portfolios or the underlying CrestFunds, such shares must be available for purchase by investors, the investor must be eligible to purchase such shares, and the shares must be offered by the investor's plan sponsor or financial intermediary. Exchange purchases by any person or group may be refused if, in the Adviser's judgment, a Portfolio or a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Redemption of Shares
Customers may redeem all or part of their Trust Class shares of a Portfolio held through their employee benefit or retirement account in accordance with instructions and limitations pertaining to their account. It is the responsibility of each plan sponsor or financial intermediary to transmit redemption orders to Crestar Bank and to credit the customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by the Portfolios, although banks may charge their customer accounts for services provided in connection with the redemption of shares of the Portfolios. Information concerning these services and any charges are available from the plan sponsor or financial intermediary. Redemption orders are effected at the NAV next determined after receipt of the order in good order by Crestar Bank. All dividends credited to the shareholder up to the date of redemption are paid to the shareholder at the end of the month.

Crestar Bank reserves the right to wire redemption proceeds within 7 days following receipt of the order.

Subject to each Portfolio's compliance with applicable regulations, each Portfolio has reserved the right to pay the redemption, either totally or partially, by a distribution of securities or other property (instead of cash) from a Portfolio's investments. The securities or property distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in kind, brokerage or transaction charges may be incurred when converting the securities to cash, and the shareholder may realize a gain or loss for tax purposes on both the distribution and the subsequent conversion.

With respect to tax-advantaged and other employee benefit or retirement accounts, any distributions personally received by a shareholder from the account prior to age 59 1/2 are generally subject to a 10% penalty tax, as well as to ordinary income taxes. To avoid the 10% penalty, such shareholders must generally roll over your distribution to another tax-advantaged account or tax-qualified retirement plan (if permitted) within 60 days.

Dividends and Tax Matters

Distributions. Income dividends from the Portfolios are declared and distributed monthly. All Portfolios distribute substantially all of their net investment income and capital gains (if any) to shareholders each year. Unless the Portfolios are instructed otherwise, all income dividends and capital gains distributions are automatically reinvested into additional shares of the Portfolio immediately upon payment thereof.

Federal Taxes. Each Portfolio's distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in December and paid in January will be taxable as if paid on December 31. Each Portfolio will send shareholders a tax statement by January 31 showing the tax status of the distributions received in the past year and will file a copy with the Internal Revenue Service ("IRS"). You should keep all statements you receive to assist in your personal record keeping.

Capital Gains. Shareholders may realize a capital gain or loss when they redeem or exchange shares. For most types of accounts, the Portfolios will report the proceeds of the redemptions to investors and the IRS annually. However, because the tax treatment also depends on an individual's purchase price and the individual's personal tax position, shareholders should keep their regular account statements to use in determining their tax.

"Buying a Dividend." On the ex-dividend date for an income dividend or distribution from capital gains, each Portfolio's share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you would pay the full price for the shares and then receive a portion of the share price as a taxable distribution.

Other Tax Information. In addition to federal taxes, an investor may be subject to state or local taxes depending on the laws in such investor's area. An investor should consult a tax adviser concerning the application of state and local taxes to investments in the Portfolios, which may differ from the federal income tax consequences described above. When an investor signs an account application, such investor will be asked to certify that the social security or taxpayer identification number is correct and that the investor is not subject to backup withholding for failing to report income to the IRS. If an investor violates IRS regulations, the IRS can require the Portfolios to withhold 31% of such investor's taxable distributions and redemptions. Please refer to the Statement of Additional Information for more information regarding taxes.

Tax-Deferred Investments. Individual retirement accounts and participants in other tax-qualified retirement plans generally will not be subject to federal tax liability on either income or capital gain distributions from the Portfolios. Rather, participants in such plans will be taxed when they begin taking distributions from their individual retirement accounts and/or the plans. There are various restrictions under the Internal Revenue Code on eligibility, contributions and withdrawals, depending on the type of tax-deferred account or tax-qualified retirement plan. The rules governing tax-deferred accounts and tax-qualified retirement plans are complex, and failure to comply with the governing rules and regulations may result in a substantial cost to an investor, including the loss of tax advantages and the imposition of additional taxes and penalties by the IRS. An investor should consult with a tax professional on the specific rules governing your own plan.

Performance

Performance of a Portfolio may be quoted in advertising in terms of yield, effective yield or total return, as appropriate. Performance figures are based on historical results and are not intended to indicate future performance.

Yield is calculated by dividing the net investment income (net of expenses) earned by the Portfolio over a 30-day period, by the average number of shares entitled to receive distributions, expressed as an annualized percentage rate. The effective yield is calculated similarly, but assumes that the income earned from the investment is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Because yield accounting methods differ from the methods used for other accounting purposes, each Portfolio's yield may not equal its distribution rate, the income paid to an account or the income reported in the Portfolio's financial statements.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in a Portfolio and assumes that all dividends and capital gain distributions are reinvested. A cumulative total return reflects a Portfolio's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Portfolio's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the Portfolios' returns, investors should recognize that they are not the same as actual year-by-year results. When a Portfolio quotes an average annual total return covering a period of less than one year, the calculation assumes the performance will remain constant for the rest of the year. Since this may or may not occur, these average annual total returns should be viewed as hypothetical returns rather than actual performance. To illustrate the components of overall performance, the Portfolios may separate their cumulative and average annual total returns into income results and capital gain or loss. The Portfolios may quote their total returns on a before tax or after tax basis.

Portfolio Transactions

As discussed above, the Portfolios will primarily invest in shares of the underlying CrestFunds. Orders for transactions in these underlying funds will be placed with SEI Investments Distribution Co., distributor for the underlying CrestFunds and the Portfolios. The Portfolios may execute brokerage or other agency transactions through an affiliate of the Distributor or through an affiliate of the Adviser, which are registered broker-dealers.

To ensure that a Portfolio's assets are allocated in accordance with its investment objective, the Adviser will reallocate a Portfolio's assets within the percentage ranges shown previously (see "Investment Objectives and Policies"). A Portfolio's investments are continuously monitored and are reallocated as often as the Adviser deems appropriate. In addition, to ensure that a Portfolio's allocations fall within the selected percentage ranges, the Adviser will adjust or rebalance the allocation of underlying CrestFunds in each Portfolio. Portfolio allocations are typically reviewed once every month for rebalancing at the discretion of the Adviser. If, however, market conditions warrant, the Adviser may make more frequent reallocation and rebalancing decisions, which will result in a higher portfolio turnover rate. The Portfolios will purchase or sell shares of the underlying CrestFunds and other portfolio securities: (a) to accommodate purchases and redemptions of each Portfolio's shares; (b) in response to market or other economic conditions; and (c) to maintain or modify the allocation of each Portfolio's assets among the underlying portfolios within the percentage limits deemed from time to time by the Adviser to be appropriate. It is important to note, however, that the portfolio turnover rate of certain of the underlying CrestFunds may exceed 100%. Such a turnover rate may result in higher transaction costs and may result in additional tax consequences for shareholders (including the Portfolios).

The frequency of portfolio transactions, also known as a Portfolio's portfolio turnover rate, will vary from year to year depending on market conditions. For the fiscal year ended November 30, 1997, the Portfolio's portfolio turnover rates were: Maximum Growth Portfolio, 34%; Growth and Income Portfolio, 25%; and Balanced Portfolio, 43%.

Advisory and Related Agreements

The Adviser
Crestar Asset Management Company (the "Adviser"), formerly Capitoline Investment Services, Incorporated, 919 East Main Street, Richmond, Virginia 23219, provides investment advisory services to each of the Portfolios subject to the general supervision of the Company's Board of Directors.

The Adviser is a wholly-owned subsidiary of Crestar Bank, which is a subsidiary of Crestar Financial Corporation, a MidAtlantic Region banking organization. Crestar Financial Corporation had total assets of approximately $22.2 billion as of December 31, 1997. Crestar Financial Corporation was organized in 1962 as a bank holding company registered under the federal Bank Holding Company Act of 1956 and files annual and periodic reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934. (See "Banking Law Matters.")

The Adviser was organized in 1973 and is one of the largest investment advisory organizations in Virginia. As of December 31, 1997, the Adviser managed trust and investment assets of approximately $15 billion.

Portfolio Management
The Portfolios will be managed by the Adviser's Policy & Strategy Committee. The Adviser's Policy & Strategy Committee is comprised of the President & Chief Investment Officer, Director of Equity Investment Management, Director of Fixed Income Investment Management, Director of Cash Investment Management and senior portfolio managers. The Committee meets regularly, usually on a weekly basis, to review the financial market outlook and implement asset allocation adjustments as needed.

Performance Information for the Adviser's Asset Allocation Programs
The assets now in the Maximum Growth, Growth and Income, and Balanced Portfolios previously were managed by Crestar Asset Management Company pursuant to discretionary asset allocation programs prior to each such Portfolio's commencement of operations.

Set forth below is certain performance data for these asset allocation programs, which is relevant because the asset allocation programs were managed using substantially the same investment objectives, policies and restrictions as apply to each respective Portfolio. Please note, however, that the asset allocation programs were not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if they had been applicable, may have adversely affected the asset allocation programs' performance. Moreover, the performance data shown below does not represent the historical performance of any Portfolio and should not be interpreted as indicative of the future performance of any Portfolio.

The asset allocation programs did not incur expenses that directly correspond to the advisory, administrative, and other fees to which the Portfolios are subject. Accordingly, the performance information for the asset allocation programs in the table below has been adjusted by applying the total expense ratios before voluntary waivers and reimbursements for the corresponding Portfolio, as disclosed herein, which reduced the actual performance of the asset allocation programs. The Portfolios, however, currently operate subject to total expense ratios which, as a result of certain waivers of fees and reimbursements of expenses, are lower expense ratios than those applied to the performance information below.

The average annual total returns for each asset allocation program (adjusted to reflect Portfolio expenses, before voluntary waivers and reimbursements) for the one-year and three-year periods ended June 30, 1997, as well as the period from inception of the asset allocation programs through that date, were as follows:


                                                                 One Year              Three Years           Since Inception
                                                             (Ending 6/30/97)        (Ending 6/30/97)        (1/1/93-6/30/97)
                                                             ----------------         ---------------        ----------------

Maximum Growth Asset Allocation Program(1)................        21.66%                    18.96%                13.75%
Growth and Income Asset Allocation Program(2).............        17.10%                    15.44%                11.25%
Balanced Asset Allocation Program(3)......................        15.21%                    13.77%                10.12%


(1) After voluntary waivers and reimbursements currently in effect, the average annual total returns for the Maximum Growth Asset Allocation Program for the above periods were 22.22%, 19.50% and 14.28%, respectively.

(2) After voluntary waivers and reimbursements currently in effect, the average annual total returns for the Growth and Income Asset Allocation Program for the above periods were 17.52%, 15.86% and 11.66%, respectively.

(3) After voluntary waivers and reimbursements currently in effect, the average annual total returns for the Balanced Asset Allocation Program for the above periods were 15.41%, 13.98% and 10.32%, respectively.

Advisory Agreements
The Company has entered into investment advisory agreements with the Adviser ("Advisory Agreements") on behalf of each Portfolio, pursuant to which the Adviser is paid for its advisory services to each Portfolio at an annual rate of
 .25% of the average daily net assets of each Portfolio. The Adviser, at its sole discretion, may waive or reimburse a Portfolio for a portion of that Portfolio's investment advisory fee in order to limit total operating expenses. Any waiver, which may be discontinued at any time, has the effect of increasing the Portfolio's yield for the period during which the waiver was in effect and may not be recouped at a later date.

Administrator and Distributor
The Administrator, a Delaware business trust, provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator.

The Administrator is entitled to a fee of $40,000 annually for each Portfolio. Commencing with the operation of each Portfolio, the Administrator has voluntarily agreed to waive its fee for a twelve month period. The Distributor, a wholly-owned subsidiary of SEI, provides the Company with distribution services. Each Portfolio may execute brokerage or other agency transactions through the Distributor for which the Distributor receives compensation.

Transfer Agent and Custodian
Crestar Bank, 919 East Main Street, Richmond, VA 23219, acts as each Portfolio's transfer agent, dividend paying agent and custodian. As transfer agent, Crestar Bank maintains shareholder accounts and records for each Portfolio. For its services as transfer agent, Crestar Bank is paid a monthly fee at the annual rate of .05% of average net assets of each Portfolio.

As custodian, Crestar Bank safeguards and controls the Portfolios' cash and securities, handles the receipt and delivery of securities and collects income on portfolio investments. For these services, Crestar Bank is paid a monthly fee at an annual rate of .03% of each Portfolio's average net assets.

Crestar Bank is permitted to subcontract any or all of its functions to one or more qualified sub-transfer agents, sub-custodians or other persons. Crestar Bank is permitted to compensate those agents for their services, but no such compensation may increase the aggregate amount of payments by the Portfolios to Crestar Bank pursuant to transfer agent or custodian agreements.

Directors and Officers
Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Adviser, Administrator and Distributor. The officers of the Company conduct and supervise its daily business operations.

Other Expense Information

For the purpose of the Adviser's obligation to reimburse expenses, each Portfolio's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Adviser monthly. Each Portfolio's expenses, which include Company expenses attributable to a particular Portfolio, are allocated to that Portfolio. Expenses not directly attributable to a particular Portfolio, are allocated among the Portfolios in proportion to their average net assets.

Banking Law Matters

Banking laws and regulations, including the Glass-Steagall Act (as currently interpreted by the Board of Governors of the Federal Reserve System), prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities. The same laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and to purchase shares of the investment company as agent for and upon the order of a customer. Upon advice of counsel, the Company's Board of Directors believes that the Adviser, Crestar Bank and any bank or bank affiliate may perform processing or transfer agency or similar services described in this Prospectus for each Portfolio and its shareholders without violating applicable federal banking laws or regulations.

However, judicial or administrative decisions or interpretations of, as well as changes in, either federal or state statutes or regulations relating to the activities of banks and their affiliates could prevent a bank or bank affiliate from continuing to perform all or a part of the activities contemplated by this Prospectus. If banks or bank affiliates were prohibited from so acting, the Company would change its existing policies to permit bank customers who are shareholders to remain shareholders of a Portfolio and would implement alternative means for continuing the servicing of such shareholders. In such event, changes in the operation of the Portfolio might occur and a shareholder serviced by such bank or bank affiliates may no longer be able to avail itself of the bank's or its affiliates' services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

Description of Common Stock

The Maximum Growth Portfolio, Growth and Income Portfolio, and Balanced Portfolio are diversified portfolios of the Company. The authorized capital stock of the Company, which was incorporated as a Maryland corporation on March 17, 1986, consists of 20 billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Board of Directors may, without shareholder approval and at the Company's expense, divide the authorized stock into an unlimited number of separate series. Currently all the authorized stock of the Company is divided into fifteen separate series: Maximum Growth Portfolio Common Stock, Growth and Income Portfolio Common Stock, Balanced Portfolio Common Stock, Cash Reserve Fund Common Stock, U.S. Treasury Money Fund Common Stock, Tax Free Money Fund Common Stock, Limited Term Bond Fund Common Stock, Intermediate Bond Fund Common Stock, Government Bond Fund Common Stock, Maryland Municipal Bond Fund Common Stock, Virginia Intermediate Municipal Bond Fund Common Stock, Virginia Municipal Bond Fund Common Stock, Value Fund Common Stock, Capital Appreciation Fund Common Stock and Special Equity Fund Common Stock, representing shares for each of the Company's fifteen CrestFunds. The CrestFunds offer one or more of three classes of shares: Trust Class shares, Investors Class A shares and Investors Class B shares, which provide for variations in distribution and servicing costs, transfer agent fees, voting rights and dividends. Such variations may affect performance. For more information concerning these classes, please refer to the prospectus for the underlying CrestFunds, contact the Distributor at Oaks, Pennsylvania 19456 or call 1-800-273-7827.

All shares of the Company have equal voting and liquidation rights, and fractional shares have those rights proportionately. Generally, shares will be voted in the aggregate without reference to a particular series or class, unless the matter affects only one series or class or voting by a series or class is required by law, in which case shares will be voted separately by the series or class, as the case may be. Maryland law does not require the Company to hold annual meetings of shareholders and the Company does not intend to do so, though special meetings will be held when required by law. Shareholders representing 25% or more of the Company or a series may, as set forth in the Company's By-laws, call meetings of the Company or a series, as the case may be, including, in the case of a meeting of the entire Company, the purpose of voting on removal of one or more Directors. There are no conversion or preemptive rights in connection with shares of each series. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder owning of record or beneficially more than 25% of a Portfolios' shares may be considered to control that Portfolio. As of March 27, 1998, Crestar Bank was the record holder of more than 25% of the shares of the following Portfolios:



                                    Portfolio Name                                              Shareholder            %
                                    --------------                                              ------------           --
Maximum Growth Portfolio............................................................    Crestar Bank, Richmond, VA    100%
Growth and Income Portfolio.........................................................    Crestar Bank, Richmond, VA    100%
Balanced Portfolio..................................................................    Crestar Bank, Richmond, VA    100%

Description of Permitted Investments and Risk Factors

The following briefly describes the primary types of securities in which the underlying CrestFunds may invest. The underlying CrestFunds are not limited by this discussion, however, and may purchase other types of securities and enter into other types of transactions if they meet each of their respective investment objectives and policies, and their respective quality, maturity and liquidity requirements. More detailed information about the underlying CrestFunds' investments is contained in the Portfolio's Statement of Additional Information, and in the Prospectus and Statement of Additional Information relating to the underlying CrestFunds, which may be obtained without charge by writing the Distributor at Oaks, Pennsylvania 19456, or by calling 1-800-273-7827.

American Depositary Receipts ("ADRs"). ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

Equity Securities. Equity securities, such as common stocks, are units of ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. For the most part, however, common stock has more potential for appreciation. Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a mutual fund's net asset value. Investments in small capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management.

Fixed-Income Securities. Fixed-income securities are debt obligations issued by governments, corporations, municipalities and other borrowers. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments.

Foreign Investments. Investing in foreign securities traded in the United States involves risks in addition to the risks inherent in domestic investments. Foreign investments may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. In addition, foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. These risks are typically greater for investments in less developed countries whose governments and financial markets may be more susceptible to adverse political and economic developments. In addition to the political and economic factors that can affect foreign securities, a governmental issuer may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. These factors could make foreign investments, especially those in developing countries more volatile. There is no limitation on the amount each underlying corporate bond fund and equity fund may invest in foreign securities or in any one country.

Investment-Grade Securities. Investment-grade securities include securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service ("Moody's"), which generally provide adequate to strong protection of principal and interest payments. Securities rated BBB or Baa may be more susceptible to potential adverse changes in circumstances which may lead to a weakened capacity to make principal and interest payments, and may have speculative characteristics as well.

Mortgage-Backed Securities. Mortgage-backed securities are securities issued by government and non-government entities such as banks, mortgage lenders or other financial institutions. These instruments entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future.

Preferred Stock. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

U.S. Government Securities. U.S. Government securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency. For example, securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation are supported only by the credit of the issuing agency, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury securities and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Government and are the highest quality government securities.

                                CrestFunds, Inc.
 Maximum Growth Portfolio, Growth and Income Portfolio, and Balanced Portfolio
                               Trust Class Shares
                      STATEMENT OF ADDITIONAL INFORMATION
                                 March 31, 1998

This Statement is not a prospectus but should be read in conjunction with the current Trust Class Prospectus (dated March 31, 1998) for the above-referenced portfolios of CrestFunds, Inc. (the "Company"). Please retain this document for future reference. The financial statements and financial highlights, included in the Annual Report for the fiscal year ended November 30, 1997 are incorporated herein by reference. To obtain without charge additional copies of the Trust Class Prospectus for the above referenced Portfolios, the Annual Report, or the Prospectus or Statement of Additional Information for the other funds in the CrestFunds(R) Family of Funds, please call 1-800-273-7827.






TABLE OF CONTENTS                                                                                                              PAGE
-----------------                                                                                                              -----
     INVESTMENT POLICIES AND LIMITATIONS OF THE PORTFOLIOS.............................................................          3
     INVESTMENT PRACTICES OF THE UNDERLYING CRESTFUNDS.................................................................          4
     PORTFOLIO TRANSACTIONS............................................................................................          7
     VALUATION OF PORTFOLIO SECURITIES.................................................................................          8
     PORTFOLIO PERFORMANCE.............................................................................................          8
     ADDITIONAL INFORMATION REGARDING PRICING AND REDEMPTIONS..........................................................          9
     ADDITIONAL DESCRIPTION OF COMMON STOCK............................................................................         10
     TAX STATUS OF THE PORTFOLIOS......................................................................................         10
     DISTRIBUTIONS AND TAXES...........................................................................................         11
     DIRECTORS AND OFFICERS AND AFFILIATED PERSONS.....................................................................         12
     THE ADVISER.......................................................................................................         13
     ADMINISTRATOR AND DISTRIBUTOR.....................................................................................         14
     TRANSFER AGENT....................................................................................................         15
     CUSTODIAN.........................................................................................................         15
     AUDITOR...........................................................................................................         15
     PRINCIPAL HOLDER OF SECURITIES....................................................................................         15
     APPENDIX..........................................................................................................         17

CrestFunds, Inc.

CrestFunds, Inc. (the "Company") is a registered open-end management investment company that currently consists of fifteen separate investment portfolios ("portfolios" or "series"). The Company was established as a Maryland corporation on March 17, 1986. The Company's Articles of Incorporation permit it to offer separate series of common stock ("shares") and separate classes of each series. Except for the differences among the Trust Class shares, Investors Class A shares and Investors Class B shares, each share of each series represents an equal proportionate interest in that series with each other share of that series.

This Statement of Additional Information relates to the following investment portfolios: Maximum Growth Portfolio, Growth and Income Portfolio, and Balanced Portfolio (each a "Portfolio" and, collectively, the "Portfolios"). Shareholders may purchase shares in the Portfolios through one class, the Trust Class. Investors may purchase shares of the other series in the CrestFunds Family of Funds through three separate classes, the Trust Class, Investors Class A and Investors Class B, which provide for variations in distribution and servicing costs, transfer agent fees, voting rights and dividends.

Adviser:
--------

Crestar Asset Management Company (the "Adviser")

Transfer Agent:
---------------

Crestar Bank (the "Transfer Agent")

Custodian:
----------


Crestar Bank (the "Custodian")

Administrator:
--------------

SEI Fund Resources (the "Administrator")

Distributor:
------------

SEI Investments Distribution Co. (the "Distributor")

             INVESTMENT POLICIES AND LIMITATIONS OF THE PORTFOLIOS
             -----------------------------------------------------

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and limitations.

Each Portfolio's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities," of the Portfolio (67% or more of the voting securities present or 50% of the outstanding voting securities, whichever is less) as defined in the Investment Company Act of 1940 (the "1940 Act"). However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

The following are the fundamental investment limitations of Maximum Growth Portfolio, Growth and Income Portfolio, and Balanced Portfolio set forth in their entirety. Each Portfolio may not:

1. with respect to 75% of its total assets, purchase the securities of any issuer (other than securities of other investment companies and securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

2. borrow money, except that a Portfolio (a) may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Portfolio's total assets determined at the time of the borrowing and
         (b) may borrow money from banks or by engaging in reverse repurchase agreements. Asset coverage of at least 300% is required for all borrowings, except where a Portfolio has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets;

3. underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 (the "Securities Act") in the disposition of restricted securities;

4. issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC");

5. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by investment companies) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In addition, each Portfolio may not invest more than 25% of its assets in underlying CrestFunds that, as a matter of policy, concentrate their assets in any one industry. However, a Portfolio may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying CrestFunds. Each Portfolio may invest up to 100% of its assets in securities issued by investment companies;

6. purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business);

7. purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; and


8. lend any security or make any other loan, except as permitted by the 1940 Act.

The following limitations are not fundamental and may be changed without shareholder approval.

1. Each Portfolio does not currently intend to purchase securities on margin, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

2. Each Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

3.       Each Portfolio does not currently intend to sell securities short.

4. Each Portfolio does not currently intend to purchase or sell futures contracts or put or call options.

5. Each Portfolio may not invest in shares of unaffiliated money market funds, except as permitted by the SEC.

               INVESTMENT PRACTICES OF THE UNDERLYING CRESTFUNDS
               -------------------------------------------------

Each underlying CrestFund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the underlying CrestFunds.

Asset-Backed Securities. Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

Delayed Delivery Transactions. These transactions involve a commitment by a mutual fund to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after a period longer than the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities on a delayed delivery basis, the purchaser assumes the rights and risks of ownership, including the risk of price and yield fluctuations. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Because the purchaser is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with other investments. If a mutual fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When a mutual fund has sold a security on a delayed delivery basis, the mutual fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the mutual fund could miss a favorable price or yield opportunity, or could suffer a loss. A mutual fund may renegotiate delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

Foreign Investments. Investing in securities issued by companies or other issuers whose principal activities are outside the United States may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. A mutual fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a mutual fund.

In addition, there is generally less publicly available information about foreign issuers' financial condition and operations, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability; military action or unrest; or adverse diplomatic developments. The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where mutual fund assets may be released prior to receipt of payment, may expose a mutual fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher that for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries.

U.S. dollar denominated foreign securities impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. EDRs are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. EDRs may be available for investment through "sponsored" or "unsponsored" facilities.

Indexed Securities. Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies. Indexed securities may be more volatile than the underlying instruments.

Lending of Securities. Securities lending allows a mutual fund to retain ownership of the securities loaned and, at the same time, to earn additional income. There may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially.

It is the current view of the staff of the SEC that a mutual fund may engage in loan transactions only under the following conditions: (1) the mutual fund must receive at least 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the mutual fund must be able to terminate the loan at any time; (4) the mutual fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the mutual fund may pay only reasonable custodian fees in connection with the loan; and (6) the board of directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in short-term high quality debt securities, U.S. Government securities or money market instruments. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Mortgage-Backed Securities. The market volatility of mortgage-backed securities can be greater than the market volatility of other bonds. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. During periods of declining interest rates, prepayment of mortgages underlying mortgage securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield or total return of a particular issue. In the absence of a known maturity, market participants generally refer to a security's estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

Repurchase Agreements. In a repurchase agreement, a mutual fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. A custodian holds the security as collateral for the repurchase agreement. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. A mutual fund bears a risk of loss in the event the other party defaults on its obligations and the mutual fund is delayed or prevented from exercising its right to dispose of the collateral or if the mutual fund realizes a loss on the sale of the collateral. A mutual fund may experience a loss if the market value of the underlying securities declines. Generally, mutual funds enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

Restraints on Investments by Money Market Funds. Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. In the case of taxable money market funds, investments in second tier securities are subject to the further constraints in that (i) no more than 5% of a Fund's assets may be invested in second tier securities and (ii) any investment in securities of any one such issuer is limited to the greater of 1% of the Fund's total assets or $1 million. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three "business days" (that is, any day other than a Saturday, Sunday or customary business holiday).

Reverse Repurchase Agreements. Reverse repurchase agreements are agreements by which a mutual fund sells securities to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed-upon date and price. At the time a mutual fund enters into a reverse repurchase agreement, the mutual fund places liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of securities sold by the mutual fund may decline below the price at which the mutual fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the mutual fund under the 1940 Act.

Standby Commitments. Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the mutual fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. Generally, mutual funds limit standby commitment or put transactions to institutions believed to present minimal credit risk.

Standby commitments are subject to certain risks, including: the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by mutual funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Variable or Floating Rate Demand Obligations ("VRDOs"/"FRDOs"). Variable or floating rate demand obligations are tax-exempt obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Fixed-rate bonds may be subject to third party puts. These bonds and participation interests in such bonds held by a bank in trust or otherwise have tender options or demand features that permit the holder to tender (or put) their bonds to an institution at periodic intervals of up to one year and to receive the principal amount thereof. Variable rate instruments structured in this way ("participating VRDOs") are essentially equivalent to other VRDOs. The IRS has not ruled whether the interest on participating VRDOs is tax-exempt.

A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon finding of comparable short-term quality.

A variable rate instrument that matures in 397 days or less may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument that matures in greater than 397 days, but that is subject to a demand feature that is 397 days or less, may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

The Portfolios will primarily invest in shares of the underlying CrestFunds. Orders for transactions in these underlying funds will be placed with SEI Investments Distribution Co., distributor for the underlying CrestFunds and the Portfolios.

                       VALUATION OF PORTFOLIO SECURITIES
                       ---------------------------------

The assets of each Portfolio consist primarily of shares of the underlying CrestFunds, which are valued at their respective net asset values. The net asset value ("NAV") per share of each of the underlying CrestFunds is determined by dividing the total market value of such Fund's investments and other assets, less any liabilities, by the total number of outstanding shares of that Fund.

Excluding shares of the underlying CrestFunds, portfolio securities are valued at the last quoted sales price for such securities, or, if there is no such reported sales price on the valuation date, at the most recent quoted bid price. Securities and other assets for which exchange quotations are not readily available are valued on the basis of closing over-the-counter bid prices, if available, or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors.

A pricing service may be used to obtain last sale price of each security held. Valuations of portfolio securities furnished by the pricing service employed by the Portfolios are based upon a computerized matrix system and/or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Portfolios and the Portfolios' pricing agent under general supervision of the Board of Directors. There are a number of pricing services available, and the Board of Directors, on the basis of on-going evaluation of these services, may obtain quotes directly from broker-dealers or market makers, may use other pricing services or discontinue the use of any pricing service in whole or in part.

                             PORTFOLIO PERFORMANCE
                             ---------------------

Yield Calculations. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula: Yield = 2[((a-b)/(cd)+1)(6)- 1] in which a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. However, each Portfolio's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of the respective investment companies that they have chosen to consider.

Investors should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's holdings, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur.

The distribution rate, which expresses the historical amount of income dividends paid as a percentage of the share price may also be quoted. The distribution rate is calculated by dividing the daily dividend per share by its offering price (including the maximum sales charge, if applicable) for each day in the 30-day period, averaging the resulting percentages, then expressing the average rate in annualized terms. The distribution rate may also be calculated without giving effect to applicable sales charges.

Total Return Calculations. The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P(1 + T)(n)= ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Total returns quoted in advertising reflect all aspects of the Portfolio's return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in the Portfolio's NAV over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Portfolio's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Portfolio.

In addition to average annual total returns, each Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.

A Portfolio's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives. This performance may be expressed as a ranking prepared by Lipper Analytical Services, Inc. ("Lipper," sometimes referred to as "Lipper Analytical Services"), an independent service, that monitors the performance of mutual funds. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of all distributions, but does not take sales charges or redemption fees into consideration and is prepared without regard to tax consequences.

            ADDITIONAL INFORMATION REGARDING PRICING AND REDEMPTIONS
            --------------------------------------------------------

The Portfolios are open for business and their NAVs are calculated each day the NYSE and Crestar Bank, the Custodian, are open. The NAV of each Portfolio is determined as of the regularly-scheduled close of normal trading on the NYSE, normally 4:00 p.m. Eastern time. The NYSE and Crestar Bank have designated the following holiday closings for 1998, and the Adviser expects the schedule to be the same in the future: New Year's Day (observed), Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans' Day, Thanksgiving Day and Christmas Day. The holiday closing schedule may be changed by the NYSE and Crestar Bank. When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to merit such action, the Portfolios will determine NAVs at the close of business, the time of which will coincide with the closing of the NYSE. To the extent that Portfolio securities are traded in other markets on days the NYSE or Crestar Bank are closed (and a Portfolio is not open for business), a Portfolio's NAV may be significantly affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

If the Directors determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of each Portfolio. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

In addition to the minimum investment requirements set forth in the prospectus, the Company's Articles of Incorporation provide that the Company's Board of Directors may establish a "Minimum Amount," not to exceed One Hundred Thousand Dollars ($100,000), for each of the Funds. If the NAV of the shares held by a shareholder is less than the Minimum Amount, the Company may redeem those shares upon providing thirty days written notice to the shareholder. The Company's Board of Directors have set the Minimum Amount for each of the Funds at $100,000. Therefore, if the NAV of the Shares held by a shareholder in any of the Funds is less than One Hundred Thousand Dollars ($100,000), the Fund may redeem those Shares upon providing thirty days written notice to the shareholder.

Pursuant to Rule 11a-3 under the 1940 Act, a Portfolio is required to give shareholders at least 60 days' notice prior to terminating or modifying a Portfolio's exchange privilege. Under the Rule, the 60 day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange; or (2) a Portfolio temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

In the Prospectus, the Portfolios have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser's judgment, a Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

                     ADDITIONAL DESCRIPTION OF COMMON STOCK
                     --------------------------------------

The following information may be important to those investors who may want to exchange shares of a Portfolio for shares of underlying CrestFunds. Investors Class A shares and Investors Class B shares are offered continuously to individual and institutional customers investing directly in CrestFunds. The U.S. Treasury Money Fund has indefinitely suspended its offering of Investors Class A shares. The offering may recommence upon supplementing the Investors Class A shares and Investors Class B shares Prospectus. Shares of the Cash Reserve Fund, the U.S. Treasury Money Fund and the Tax Free Money Fund (the "money market funds") are offered at NAV. Investors Class A shares of Limited Term Bond Fund are offered at NAV plus a maximum 2.0% sales charge. Investors Class A shares of Intermediate Bond Fund are offered at NAV plus a maximum 3.0% sales charge. Investors Class A shares of Virginia Intermediate Municipal Bond Fund are offered at NAV plus a maximum 3.5% sales charge. Equity funds are offered at NAV plus a maximum 4.5% sales charge. Investors Class A shares of each money market fund pay an additional distribution-related 12b-1 fee at annual rate of .25% of the average net assets of the Investors Class A shares of that Fund. The Investors Class A shares and Investors Class B shares of each Fund also pay a fee for transfer agency services at an annual rate of .06% of the average net assets of that Fund. Performance of Investors Class A shares and Investors Class B shares is lower than that of Trust Class shares of the same Fund due to Investors Class A shares' and the Investors Class B shares' higher total expenses. Investors Class A shares and Investors Class B shares bond fund yields and bond and equity fund total returns generally include the effects of the maximum applicable sales charge, or contingent deferred sales charge, which has the effect of lowering the yield and total return figures.

Investors Class B shares are offered with a contingent deferred sales charge to retail investors who engage an investment professional for investment advice. Investors Class B shares are subject to an annual distribution fee at the rate of .75% of average net assets, an annual shareholder service fee at the rate of
 .25% of average net assets, and a contingent deferred sales charge upon redemption within seven years of purchase, which decreases from a maximum of 5% to 0%. At the end of seven years, Investors Class B shares automatically convert to Investors Class A shares. Investors Class B shares are available for the Special Equity Fund, the Value Fund, the Capital Appreciation Fund, the Cash Reserve Fund, the Government Bond Fund, the Maryland Municipal Bond Fund, and the Virginia Municipal Bond Fund. Performance for Investors Class B shares is expected to be lower than that of Investors Class A shares and Trust Class shares of a Fund due to Investors Class B shares' higher total expenses.

                          TAX STATUS OF THE PORTFOLIOS
                          ----------------------------

The following is only a summary of certain additional federal tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Portfolios or their shareholders and the discussion here and in the Portfolios' prospectus is not intended as a substitute for careful tax planning.

This discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder, in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Portfolios. Each Portfolio intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income which is, generally, net investment income plus the excess, if any, of net short-term capital gain over net long- term capital loss ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following (1) at least 90% of a Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stock or securities; (2) at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which are engaged in the same, similar, or related trades or businesses, if the Portfolio owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which only requires a Portfolio to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions to avoid liability for the federal excise tax applicable to RICs. A Portfolio may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid federal excise tax liability when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Portfolio to satisfy the requirements for qualification as a RIC.

If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. If a Portfolio fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates, and its distributions (including capital gain distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders who have held shares for more than 45 days.

A Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of amounts payable to any shareholder who: (1) has provided the Portfolio either an incorrect tax identification number or no number at all; (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends; or (3) has failed to certify to the Portfolio that such shareholder is not subject to backup withholding.

                            DISTRIBUTIONS AND TAXES
                            -----------------------

Distributions. If distributions are mailed and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the Portfolios will hold distributions without interest or until you provide the Portfolio with alternate instructions.

Each Portfolio declares and pays dividends equal to its entire net investment income on a monthly basis. Net capital gains, if any, are declared and distributed annually by all Portfolios, normally in December. Unless the Portfolio's Transfer Agent is otherwise instructed, all dividends and distributions of capital gains are automatically re-invested into additional shares of common stock of that Portfolio immediately upon payment thereof.

Each Portfolio intends to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code. By distributing all of its net investment income and any net realized short-term and long-term capital gains for a taxable year in accordance with the timing requirements imposed by the Code, and by meeting certain other requirements relating to the sources of income and diversification of assets, a Portfolio should not be liable for federal income or excise taxes.

Federal Taxes. Distributions from each Portfolio's taxable net investment income and net short-term capital gains are taxed as dividends, and capital gain distributions are taxed as long-term capital gains. The Portfolios' distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December to shareholders of record in such month and paid the subsequent January will be taxed as though paid on December 31.

The Portfolios will send shareholders a tax statement by January 31 showing the status of the taxable distributions received in the prior year, and will file a copy with the IRS. In addition, within 60 days from the end of each Portfolio's fiscal year end, the shareholders will be notified as to the portion of distributions paid that qualify as exempt-interest dividends, capital gain distributions, and qualified dividends for corporate investors. It is suggested that shareholders keep all statements received to assist in personal record keeping.

State and Local Taxes. In addition to federal taxes, shareholders may be subject to state or local taxes on their investment, depending on state law.

Capital Gains. Shareholders may realize a capital gain or loss when they redeem
(sell) or exchange shares of the Portfolios. For most types of accounts, the Portfolios will report the proceeds of a shareholder's redemptions to the shareholder and the IRS annually. However, because the tax treatment also depends on the purchase price and the shareholder's personal tax position, shareholders should keep their regular account statements to use in determining their tax.

"Buying a Dividend." On the ex-dividend date for a Portfolio's distribution, the Portfolio's share value is reduced by the amount of the distribution. If a shareholder were to buy shares just before the record date ("buying a dividend"), the shareholder would pay the full price for the shares and then, in effect, receive a portion of the price back as a taxable distribution.

Other Tax Information. When an investor signs his account application, he will be asked to provide his social security or taxpayer identification number and certify that the number provided is correct and that he is not subject to 31% backup withholding for failing to report income to the IRS. If an investor fails to provide the correct number or violates IRS regulations, the IRS can require the Portfolios to withhold 31% of such investor's taxable distributions and redemptions.

Each Portfolio is treated as a separate entity in all respects for tax purposes. There is a risk that a Portfolio may be unable to meet certain tax rules required for treatment as a regulated investment company. If this were to occur, the affected Portfolio may be required to pay federal as well as Maryland state income taxes from its assets.

The information above is only a summary of some of the tax consequences generally affecting the Portfolios and their shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on distributions received from the Portfolios. Investors should consult their tax advisers to determine whether a Portfolio is suitable to their particular situations.

                 DIRECTORS AND OFFICERS AND AFFILIATED PERSONS
                 ---------------------------------------------


The Directors and officers of the Company and their principal occupations during the past five years are set forth below. The Director who is an "interested person" (as defined in the 1940 Act) by virtue of his affiliation with either a Portfolio or the Adviser is indicated by an asterisk (*).

Kathryn L. Stanton, Vice President, Assistant Secretary. Deputy General Counsel, Vice President and Assistant Secretary of SEI. Vice President and Assistant Secretary of the Distributor and the Administrator since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm) 1989-1994.

Todd Cipperman, Vice President and Assistant Secretary. Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

* Jesse F. Williams III, Chairman, President, and Director. Chairman of the Board, Harrison & Bates Incorporated (real estate company), since 1971. Mr. Williams is also a member of the advisory board of Crestar Bank. His address is 823 East Main Street, Suite 1800, Richmond, Virginia 23219.

John Bruce James, Jr., Director. Vice President of Virginia Landmark Corporation (real estate company) since 1970. Mr. James is also a member of the Commission of Architectural Review, City of Richmond, since 1982; a member of the Board of Trustees of the Instructive Visiting Nurses Association since 1976; and a member of the Board of Directors of The Retreat Hospital, Richmond, Virginia, since 1982. Previously, he was a member of the Board of Trustees, Hampden-Sydney College. His address is 3910 Exeter Road, Richmond, Virginia 23221.

Jean L. Oakey, Director. Partner at Wells Coleman & Co. (public accountants). Her business address is 3800 Patterson Avenue, Richmond, Virginia 23221.

Glen Douglas Pond, Director. Retired. Formerly the Director of the Virginia Retirement System. His address is 21 Waterfront Court, Cedar Point, Urbanna, Virginia 23175.

David M. Carter, Secretary.  Partner, Hunton & Williams, Fund Counsel.

Kevin P. Robins, Vice President, Assistant Secretary. Senior Vice President & General Counsel of SEI, the Administrator and the Distributor since 1994.
Vice President of SEI, the Administrator and the Distributor 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm) prior to 1992.

Robert DellaCroce, Controller, Assistant Secretary. Director, Funds Administration and Accounting of SEI since 1994. Senior Audit Manager, Arthur Andersen LLP, 1986 -1994.

As of November 30, 1997, the Directors and officers of the Company received the following compensation:


                                                                                                           Total Compensation
                                                                                                             from Registrant
                                  Aggregate Compensation                                                    and Fund Complex
                                           From              Pension or Retirement     Estimated Annual     Paid to Directors
                                   Registrant for Fiscal    Benefits Accrued as Part     Benefits Upon         for Fiscal
Name of Person, Position              Year Ended 1997           of Fund Expenses          Retirement         Year Ended 1997
--------------------------------------------------------------------------------------------------------------------------------
Jesse F. Williams, III,
   Chairman, President and
   Director                               $5,000                          0                   0                $5,000
--------------------------------------------------------------------------------------------------------------------------------
John Bruce James, Jr., Director           $5,000                          0                   0                $5,000
--------------------------------------------------------------------------------------------------------------------------------
Jean L. Oakey, Director                   $5,000                          0                   0                $5,000
--------------------------------------------------------------------------------------------------------------------------------
Glen Douglas Pond, Director               $5,000                          0                   0                $5,000
--------------------------------------------------------------------------------------------------------------------------------

The Company was incorporated in the State of Maryland as Bayshore Funds, Inc. on March 17, 1986. At a special meeting of shareholders held July 7, 1992, shareholders approved an amendment to the Articles of Incorporation changing the name to CrestFunds, Inc. The change was effective July 10, 1992.

                                  THE ADVISER
                                  -----------

The Portfolios will be managed by the Adviser's Policy & Strategy Committee. The Adviser's Policy & Strategy Committee is comprised of the President & Chief Investment Officer, Director of Equity Investment Management, Director of Fixed Income Investment Management, Director of Cash Investment Management, and senior portfolio managers. This committee meets regularly, usually on a weekly basis, to review the financial market outlook and implement asset allocation adjustments as needed.

Pursuant to investment advisory agreements, as amended (the "Advisory Agreements"), the Adviser, a wholly-owned subsidiary of Crestar Bank, a subsidiary of Crestar Financial Corp., furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting portfolio transactions for each Portfolio. Each Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by vote of the shareholders, and in either case by a majority of the Directors who are not parties to each Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on each Advisory Agreement.

Each Advisory Agreement is terminable without penalty by any Portfolio on 60 days' written notice when authorized either by vote of its shareholders or by a vote of a majority of the Board of Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement also provides that, with respect to each Portfolio, neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of the Adviser's or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreements. Each Advisory Agreement provides that the Adviser may render services to others.

The fees paid pursuant to the Advisory Agreements are accrued daily and paid monthly. For its services under the Advisory Agreements, the Adviser receives fees with respect to each Portfolio at the annual rate of .25% of the average daily net assets of each Portfolio. The Adviser may choose to waive or reimburse a Portfolio for a portion of that Portfolio's investment advisory fee.




For the fiscal year ended November 30, 1997, the advisory fees paid to the Adviser with respect to each Portfolio were as follows:

                                11/30/97                Waived
                                ---------               ------
Maximum Growth Portfolio         $13,269                $9,042
Growth and Income Portfolio       22,542                13,685
Balanced Portfolio                93,141                48,499


In addition to receiving its advisory fee from the Portfolios, the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in a Portfolio. In some instances the Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in the Portfolio an amount equal to all or a portion of the fees received by the Adviser and its affiliates from a Portfolio with respect to the client's assets invested in the Portfolio.

The Company has, under each Advisory Agreement, confirmed its obligation to pay all other expenses, including interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of forming the corporation and maintaining corporate existence; costs of preparing and printing the Company's prospectus, statement of additional information, subscription order forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and Portfolio accounting and other required books and accounts and of calculating the NAV of shares of the Portfolios; costs of reproduction, stationery and supplies; compensation of directors and officers and employees of the Company and costs of other personnel performing services for the Company who are not officers of the Adviser, the Company's Distributor or their respective affiliates; costs of corporate meetings; SEC registration fees and related expenses; state securities laws registration fees and related expenses; fees payable to the Adviser under the Advisory Agreements and to the Company's Distributor under the Administration and Distribution Agreement and all other fees and expenses paid by a Portfolio pursuant to the Administration Plans or Distribution Plans.

                         ADMINISTRATOR AND DISTRIBUTOR
                         -----------------------------

The Administrator

The Company and the Administrator have entered into an administration agreement (the "Administration Agreement") effective March 1, 1995.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIM"), a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interests in the Administrator. SEI and its affiliates, including the Administrator, are leading providers of investment products and services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds(R), CoreFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds.

The Administrator is entitled to a fee of $40,000 annually from each Portfolio. Commencing with the operation of each Portfolio, the Administrator has voluntarily agreed to waive its fee for a twelve month period.

The Distributor

The Distributor, a wholly-owned subsidiary of SEI, and the Company are parties to a distribution agreement ("Distribution Agreement") effective as of March 1, 1995. The Distribution Agreement shall be reviewed and ratified at least annually (1) by the Company's Directors or by the vote of a majority of the outstanding shares of the Company, and (2) by the vote of a majority of the Directors of the Company who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Portfolio on not less than sixty days' notice by the Directors, by vote of a majority of the outstanding shares of such Portfolio or by the Distributor. The Distributor receives no compensation for its services.

                                 TRANSFER AGENT
                                 --------------

The Transfer Agent and the Company, on behalf of each of the Portfolios, have entered into a transfer agent agreement (the "Transfer Agent Agreement") dated as of July 10, 1992. The Transfer Agent maintains an account for each shareholder and monitors tax reporting, performs other transfer agency functions and acts as dividend disbursing agent for each Portfolio. For these services, the Transfer Agent will be paid an annual fee of .05% of the average daily net assets of each Portfolio.

The Transfer Agent Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by a vote of the shareholders and in either case by a majority of the Directors who are not parties to the Transfer Agent Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agent Agreement.

                                   CUSTODIAN
                                   ---------

The Custodian, 919 East Main Street, Richmond, Virginia 23219, and the Company, on behalf of each of the Portfolios, have entered into a custodian agreement dated as of July 10, 1992. The Custodian's responsibilities include safeguarding and controlling the Portfolios' cash and securities, handling the receipt and delivery of securities and collecting income on Portfolio investments. For these services, the Custodian will receive a fee computed and paid monthly, based on the total net assets of each such Portfolio, the number of portfolio transactions of the Portfolio and the number of securities in the Portfolio's portfolio. The Custodian's fee for any fiscal year of the Company will be paid at an annual rate of .03% of each Portfolio's average daily net assets.

                                    AUDITOR
                                    -------

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, independent auditors, has been selected as auditors for the Company. Deloitte & Touche LLP has acted as independent auditors of the Company since its inception.



                        PRINCIPAL HOLDERS OF SECURITIES
                        -------------------------------

A shareholder owning of record or beneficially more than 25% of a particular Portfolio's shares may be considered to be a "controlling person" of that Portfolio. Accordingly, its vote could have a more significant effect on matters presented at shareholder meetings than the votes of the Portfolio's other shareholders. As of March 27, 1998, Crestar Bank, a Virginia banking corporation and subsidiary of Crestar Financial Corporation, was the record holder of 25% or more of the outstanding shares of the Trust Class of the indicated Portfolios:



Portfolio Name                              Shareholder                              %
--------------                              -----------                             ---
Maximum Growth Portfolio                    Crestar Bank                             100%
                                            P.O. Box 26665
                                            Richmond, VA  23261

Growth and Income Portfolio                 Crestar Bank                             100%
                                            P.O. Box 26665
                                            Richmond, VA  23261

Balanced Portfolio                          Crestar Bank                             100%
                                            P.O. Box 26665
                                            Richmond, VA  23261

                                    APPENDIX
                                    --------


Description of Corporate Bond Ratings:
--------------------------------------

The following descriptions of corporate bond ratings have been published by Standard & Poor's Corporation ("S&P") and Moody's Investors Service ("Moody's").

S&P Ratings

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds which are rated BBB by S&P are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's Ratings

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds.

Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Debt rated Baa by Moody's is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CrestFunds, Inc. -- Trust Class
PROSPECTUS

March 31, 1998



CrestFunds, Inc. (the "Company"), a Maryland corporation, is a registered open-end management investment company that offers investors a selection of money market, bond and equity funds (the "Funds"). The Funds offer one or more of three classes of shares: the Trust Class shares, the Investors Class A Shares ("A Shares") and the Investors Class B Shares ("B Shares"). All three classes of each Fund share a common investment objective and investment portfolio. This Prospectus relates to shares of the Trust Class, which are offered to qualified individual or institutional customers whose assets are managed and/or administered by the Crestar Investment Group. Trust Class shares of the money market funds are also offered to qualified individual or institutional customers who have qualified cash management (or "sweep") accounts with Crestar Bank or one of its bank affiliates. A Shares and B Shares are offered by a separate prospectus which is available by calling 1-800-273-7827.

MONEY MARKET FUNDS

  Cash Reserve Fund
  U.S. Treasury Money Fund
  Tax Free Money Fund

The money market funds' shares are neither insured nor guaranteed by the U.S. Government. There can be no assurance that any of the money market funds will be able to maintain a stable net asset value of $1.00 per share.

BOND FUNDS                                      EQUITY FUNDS

   Limited Term Bond Fund                          Value Fund
   Intermediate Bond Fund                          Capital Appreciation Fund
   Government Bond Fund                            Special Equity Fund
   Maryland Municipal Bond Fund
   Virginia Intermediate Municipal Bond Fund
   Virginia Municipal Bond Fund

The Funds' shares are not deposits or obligations of, or guaranteed, insured or endorsed by, Crestar Bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investing in mutual funds involves risks, including the possible loss of the principal amount invested. The value of an investment in the Funds and its return will fluctuate and is not guaranteed. When sold, the value of an investment may be higher or lower than the amount originally invested.



Please read this Prospectus before investing. This Prospectus sets forth the information about the Funds that a prospective investor should know before investing, and is designed to help investors decide if a Fund's goals match their own. Retain this document for future reference. A Statement of Additional Information (dated March 31, 1998) for the Trust Class of the Funds and an Annual Report for the fiscal year ended November 30, 1997 have been filed with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. The Statement of Additional Information and the Annual Report are available without charge upon request by calling 1-800-273-7827.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with any offer of shares in the Funds. If given or made, such other information or representations must not be relied upon as having been authorized by the Funds or by the Funds' distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by any Fund or the Funds' distributor to sell shares of any Fund to any person to whom it is unlawful to make such an offer.

Table of Contents
                                                                      Page



Summary of Fund Expenses.................................................3
The Funds' Financial History.............................................5
Investment Objectives and Policies......................................17
Risk Factors and Investment Considerations..............................23
Investment Limitations..................................................25
Fund Management.........................................................26
Pricing of Shares.......................................................26
How to Purchase, Exchange and Redeem Shares.............................26
Dividends and Tax Matters...............................................28
Performance.............................................................30
Portfolio Transactions..................................................31
Advisory and Related Agreements.........................................31
Other Expense Information...............................................33
Banking Law Matters.....................................................33
Description of Common Stock.............................................34
Appendix 36
Summary of Bond Ratings*................................................43
Summary of Commercial Paper Ratings*....................................43

Summary of Fund Expenses

The expense summary format below was developed for use by all mutual funds to help investors make their investment decisions. The purpose of the tables is to assist investors in understanding the various costs and expenses that an investor in Trust Class shares would bear directly or indirectly. Investors should consider this expense information for the Funds along with other important information in this Prospectus, including each Fund's investment objective, financial highlights and, where available, past performance. As is more fully described under the heading "How to Purchase, Exchange and Redeem Shares," Trust Class shares of the Funds are currently available, without payment of any sales charge, to qualified individual or institutional customers whose assets are managed and/or administered by the Crestar Investment Group. Trust Class shares of the money market funds are also offered to qualified individuals or institutional customers who have qualified cash management (or "sweep") accounts with Crestar Bank or one of its bank affiliates. Such relationships may involve the payment of account or service fees not reflected in the tables below.

Annual Fund Operating Expenses (as a percentage of average daily net assets) -- Net of Waivers and/or Reimbursement:



                                                                           Total
                                             Advisory  12b-1    Other    Operating
Fund                                           Fee+    Fees+  Expenses+  Expenses+
                                             --------  -----  ---------  ---------
Cash Reserve Fund..........................     .38%     0%     .27%        .65%
U.S. Treasury Money Fund...................     .40      0      .25         .65
Tax Free Money Fund........................     .40      0      .26         .66
Limited Term Bond Fund.....................     .50      0      .25         .75
Intermediate Bond Fund.....................     .60      0      .27         .87
Government Bond Fund.......................     .50      0      .16         .66
Maryland Municipal Bond Fund...............     .22      0      .41         .63
Virginia Intermediate Municipal Bond Fund..     .50      0      .28         .78
Virginia Municipal Bond Fund...............     .50      0      .19         .69
Value Fund.................................     .75      0      .27        1.02
Capital Appreciation Fund..................     .75      0      .27        1.02
Special Equity Fund........................     .75      0      .26        1.01

 .........
+ Net of waivers and reimbursement.



Example: You would pay the following expenses on a $1,000 investment in a Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period:



Fund                                          1 Year 3 Years 5 Years 10 Years
----                                          ------ ------- ------- --------

Cash Reserve Fund............................    $7    $21     $36      $81
U.S. Treasury Money Fund.....................     7     21      36       81
Tax Free Money Fund..........................     7     21      37       82
Limited Term Bond Fund.......................     8     24      42       93
Intermediate Bond Fund.......................     9     28      48      107
Government Bond Fund.........................     7     21      37       82
Maryland Municipal Bond Fund.................     7     20      35       79
Virginia Intermediate Municipal Bond Fund....     8     25      43       97
Virginia Municipal Bond Fund.................     7     22      38       86
Value Fund...................................    10     32      56      125
Capital Appreciation Fund....................    10     32      56      125
Special Equity Fund..........................    10     32      56      124



Explanation of Table:

Annual Fund Operating Expenses. Advisory fees are paid by the Funds to Crestar Asset Management Company (the "Adviser") for managing the Funds' investments and business affairs (see "Advisory and Related Agreements -- Adviser"). The Funds pay administration fees at an annualized rate of .15% to SEI Fund Resources (the "Administrator") for administrative services.



Absent fee waivers, advisory fees for the Government Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund would be .60% for each Fund. Absent fee waivers, 12b-1 Fees would be .15% for each Fund. Absent the waiver of administration fees, Other Expenses would be .31% for the Government Bond Fund and .34% for the Virginia Municipal Bond Fund. Absent all fee waivers, Total Operating Expenses would be .80% for the Cash Reserve Fund, .80% for the U.S. Treasury Money Fund and .81% for the Tax Free Money Fund, and .90%, 1.02%, 1.06%, 1.16%, .93%, 1.09%, 1.17%, 1.17%, and 1.16% for the Limited Term Bond
Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund, respectively. Please refer to the sections "Advisory and Related Agreements -- Administrator and Distributor," "Advisory and Related Agreements -- Transfer Agent and Custodian" and "Other Expense Information." The information contained in the table and example above relates only to Trust Class shares; expenses for Trust Class shares differ from those of A Shares and B Shares. See "Description of Common Stock." Advisory fees and Other Expenses are reflected in each Fund's share price and are not charged directly to individual shareholder accounts.



Example. The hypothetical example illustrates the expenses associated with a $1,000 investment in Trust Class shares over periods of 1, 3, 5 and 10 years based on the expenses in the table above and an assumed annual return of 5%. The return of 5% and expenses should not be considered indications of actual or expected performance or expenses, both of which may vary.

The Funds' Financial History

Financial Highlights. The table that follows is included in the Annual Report for the Company and has been audited by Deloitte & Touche LLP, independent auditors. Their report on the financial statements and financial highlights is included in the Annual Report. Additional performance information is set forth in the Company's Annual Report, which may be obtained without charge by calling 1-800-273-7827. The financial statements and financial highlights for A Shares, B Shares and Trust Class shares for the Funds are incorporated by reference from the Company's Annual Report into the Statement of Additional Information.



Cash Reserve Fund

                                                                             Trust Class
                            ------------------------------------------------------------------------------------------------
                                                                       Year Ended November 30
                            ------------------------------------------------------------------------------------------------
                              1997      1996      1995      1994      1993      1992     1991      1990      1989      1988
                              ----      ----      ----      ----      ----      ----     ----      ----      ----      ----
Selected
Per-Share Data
Net asset value,
  beginning of year........ $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00  $  1.00   $  1.00   $  1.00   $  1.00
                            -------   -------   -------   -------   -------   -------  -------   -------   -------   -------

Income from investment
  operations:
Net investment income......
                              0.050     0.049     0.053     0.034     0.027     0.036    0.060     0.079     0.088     0.071
Distributions:
Net investment income......
                             (0.050)   (0.049)   (0.053)   (0.034)   (0.027)   (0.036)  (0.060)   (0.079)   (0.088)   (0.071)
                            ------    ------    ------    ------    ------    ------   ------    ------    ------    ------
Net asset value,
  end of year.............. $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00  $  1.00   $  1.00   $  1.00   $  1.00
                            =======   =======   =======   =======   =======   =======  =======   =======   =======   =======

Total Return...............    5.16%     4.98%     5.45%     3.46%     2.76%     3.66%    6.17%     8.15%     9.22%     7.40%
Ratios and
  Supplemental Data

Net assets, end of
  year (thousands)........ $848,140  $621,139  $520,185  $377,493  $408,036  $496,847 $396,534  $297,683  $395,324  $363,196

Ratio of expenses
  to average daily
  net assets (1)...........    0.65%     0.66%     0.66%     0.66%     0.66%     0.61%    0.51%     0.49%     0.49%     0.49%

Ratio of net investment
  income to average daily
  net assets...............    5.04%     4.87%     5.31%     3.37%     2.75%     3.50%    6.00%     7.88%     8.82%     7.10%

(1) During the years, certain
    fees and expenses were
    voluntarily waived and
    reimbursed. The ratios of
    expenses to average daily
    net assets had such
    waivers and reimbursements
    not occurred are as
    follows:                   0.80%     0.81%     0.81%     0.66%     0.66%     0.61%    0.58%     0.59%     0.61%     0.61%

U.S. Treasury Money Fund

                                                                     Trust Class
                    ------------------------------------------------------------------------------------------------
                                                               Year Ended November 30
                    ------------------------------------------------------------------------------------------------
                      1997      1996      1995      1994      1993      1992     1991      1990      1989      1988
                      ----      ----      ----      ----      ----      ----     ----      ----      ----      ----
Selected
Per-Share
  Data
Net asset value,
  beginning of
  year........      $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00  $  1.00   $  1.00   $  1.00   $  1.00
                    -------   -------   -------   -------   -------   -------  -------   -------   -------   -------
Income from
  investment
  operations:
Net investment
  income......        0.048     0.047     0.052     0.033     0.025     0.034    0.058     0.076     0.085     0.068
Distributions:
Net investment
  income......       (0.048)   (0.047)   (0.052)   (0.033)   (0.025)   (0.034)  (0.058)   (0.076)   (0.085)   (0.068)
                     ------    ------    ------    ------    ------    ------   ------    ------    ------    ------
Net asset
value, end
  of year.....      $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00  $  1.00   $  1.00   $  1.00   $  1.00
                    =======   =======   =======   =======   =======   =======  =======   =======   =======   =======
Total Return..         4.91%     4.80%     5.29%     3.30%     2.51%     3.55%    6.00%     7.92%     8.84%     7.03%
Ratios and
  Supplemental
  Data
Net assets,
  end of year
(thousands)...     $632,381  $389,051  $370,454  $319,477  $342,537  $482,881 $279,790  $204,792  $145,571  $54,996
Ratio of expenses
  to average
  daily net
  assets (1)..         0.65%     0.66%     0.66%     0.66%     0.66%    0.64%     0.56%     0.49%     0.49%     0.49%
Ratio of net
  investment income
  to average daily
  net assets...        4.82%     4.69%     5.16%     3.23%     2.52%     3.37%    5.61%     7.65%     8.52%     6.84%

(1) During the years,
    certain fees and
    expenses were
    voluntarily waived
    and reimbursed.
    The ratios of
    expenses to average
    daily net assets
    had such waivers
    and reimbursements
    not occurred are
    as follows:        0.80%     0.81%     0.81%     0.66%*    0.66%     0.65%    0.62%     0.64%     0.67%     0.73%

Tax Free Money Fund

                                                                            Trust Class
                            --------------------------------------------------------------------------------------------------------
                                                                      Year Ended November 30
                            --------------------------------------------------------------------------------------------------------
                               1997        1996         1995        1994        1993        1992        1991        1990      1989**
                               ----        ----         ----        ----        ----        ----        ----        ----      ------
Selected Per-Share Data
Net asset value,
beginning of year.....      $   1.00    $   1.00    $    1.00    $   1.00    $   1.00    $   1.00    $   1.00    $  1.00    $ 1.00
                            --------    --------    ---------    --------    --------    --------    --------    -------    -------
Income from investment
  operations:
Net investment income.         0.030       0.029        0.032       0.021       0.019       0.031       0.046      0.057      0.027
Net realized gain on
  investments.........             --      0.002           --          --          --          --          --         --         --
                            ---------   --------    ---------    --------    --------    --------    --------    -------    -------
Total from investment
  operations..........         0.030       0.031           --          --          --          --          --         --         --
Distributions:
Net investment income.        (0.030)     (0.029)      (0.032)     (0.021)     (0.019)     (0.031)     (0.046)    (0.057)    (0.027)
Capital gains.........             --     (0.002)          --          --          --          --          --         --         --
Total distributions...        (0.030)     (0.031)          --          --          --          --          --         --         --
                            ---------   --------    ---------    --------    --------    --------    --------    -------    -------
Net asset value, end of
  year................      $   1.00    $   1.00    $    1.00    $   1.00    $   1.00    $   1.00    $   1.00    $  1.00    $ 1.00
                            ========    ========    =========    ========    ========    ========    ========    =======    =======
Total Return..........         3.06%        3.14%        3.26%       2.07%       1.88%       3.03%       4.72%      5.86%     2.80%*
Ratios and Supplemental
  Data
Net assets, end of year
  (thousands).........      $226,837    $182,320    $ 202,333    $157,602    $142,284    $155,458    $166,670    $43,300    $34,667
Ratio of expenses to
  average daily net
  assets (1)..........          0.66%       0.66%        0.66%       0.67%       0.66%       0.47%       0.27%      0.20%     0.20%*
Ratio of net investment
  income to average
  daily assets........          3.02%       2.88%        3.19%       2.06%       1.85%       3.00%       4.39%      5.70%     5.86%*

(1) During the years,
    certain fees and
    expenses were
    voluntarily waived
    and reimbursed. The
    ratios of expenses
    to average daily net
    assets had such waivers
    and reimbursements not
    occurred are as follows:... 0.81%       0.81%        0.81%       0.67%       0.66%       0.62%       0.70%      0.78%     0.75%*

*   Annualized.
**  Commencement of operations  -- June 15, 1989.

Limited Term Bond Fund

                                                                                  Trust Class
                                          ----------------------------------------------------------------------------------------
                                                                             Year Ended November 30
                                          ----------------------------------------------------------------------------------------
                                              1997            1996           1995            1994           1993           1992**
                                              ----            ----           ----            ----           ----           ------
Selected Per-Share Data
Net asset value, beginning of year.       $      9.93    $     10.03     $     9.49     $    10.16      $     9.81     $    10.00
                                          -----------    -----------     ----------     ----------      ----------     -----------
Income from investment operations:
Net investment income..............             0.570          0.534          0.532          0.480           0.500           0.070
Net realized and unrealized
   gain/(loss) on investments......            (0.010)        (0.097)         0.534        (0.640)           0.350          (0.190)
                                          ------------   ------------    ----------     ----------      ----------     -----------
Total from investment operations...             0.560          0.437          1.066        (0.160)           0.850          (0.120)
Distributions:
Net investment income..............            (0.570)        (0.537)        (0.526)       (0.480)          (0.500)         (0.070)
Capital gains......................                --             --             --        (0.030)              --              --
Total distributions................             (0.570        (0.537)        (0.526)       (0.510)          (0.500)         (0.070)
                                          ------------   -----------     -----------    ---------       ----------     -----------
Net asset value, end of year.......       $      9.92    $      9.93     $    10.03     $     9.49      $    10.16     $     9.81
                                          ===========    ===========     ==========     ==========      ==========     ===========
Total Return.......................             5.84%           4.52%         11.50%         (1.56)%          8.84%         (1.22)%*
Ratios and Supplemental Data
Net assets, end of year (thousands)       $    77,696    $    84,973     $   88,789     $   83,369      $   85,968     $    72,590
Ratio of expenses to average daily
   net assets (1)..................             0.75%           0.78%          0.78%          0.76%           0.77%          1.04%*
Ratio of net investment income to
   average daily net assets........             5.79%           5.41%          5.44%          4.92%           4.95%          4.46%*
Portfolio turnover rate............               64%             51%            36%            47%             61%              2%

(1) During the years, certain fees
    and expenses were voluntarily
    waived and reimbursed. The ratios
    of expenses to average daily
    net assets had such waivers and
    reimbursements not occurred are
    as follows:.....................            0.90%           0.93%          0.93%          0.76%           0.77%           1.04%*

*   Annualized.
**  Commencement of operations  -- September 28, 1992.

Intermediate Bond Fund

                                                                                  Trust Class
                                          -----------------------------------------------------------------------------------------
                                                                             Year Ended November 30
                                          -----------------------------------------------------------------------------------------
                                              1997            1996           1995            1994           1993           1992**
                                              ----            ----           ----            ----           ----           ------
Selected Per-Share Data
Net asset value, beginning of year.       $      9.94    $     10.12     $     9.16     $    10.20      $     9.70     $     10.00
                                          -----------    -----------     ----------     ----------      ----------     -----------

Income from investment operations:
Net investment income..............             0.594          0.550          0.569          0.530           0.520           0.080
Net realized and unrealized
   gain/(loss) on investments......             0.021         (0.175)         0.954         (1.000)          0.500          (0.300)
                                          ------------   ------------    ----------     ----------      ----------     -----------

Total from investment operations...             0.615          0.375          1.523         (0.470)          1.020          (0.220)
Distributions:
Net investment income..............            (0.595)        (0.555)        (0.563)        (0.530)         (0.520)         (0.080)
Capital gains......................                --             --             --         (0.040)             --              --
Total distributions................            (0.595)        (0.555)        (0.563)        (0.570)         (0.520)         (0.080)
                                          -----------    -----------     -----------     ---------       ----------     -----------

Net asset value, end of year.......       $      9.96    $      9.94     $    10.12     $     9.16      $    10.20     $     9.70
                                          ===========    ===========     ==========     ==========      ==========     ===========

Total Return.......................              6.46%          3.92%         17.07%         (4.72)%         10.69%         (2.20)%*
Ratios and Supplemental Data
Net assets, end of year (thousands)       $   299,820    $   281,187     $   81,870     $   77,143      $   58,487     $    13,759
Ratio of expenses to average daily
   net assets (1)..................              0.87%          0.88%          0.88%          0.88%           0.90%          1.15%*
Ratio of net investment income to
   average daily net assets........              6.07%          5.70%          5.89%          5.53%           5.15%          4.63%*
Portfolio turnover rate............                66%            35%            37%            39%             28%              0%

(1) During the years, certain fees
    and expenses were voluntarily
    waived and reimbursed. The ratios
    of expenses to average daily
    net assets had such waivers and
    reimbursements not occurred are
    as follows:....................              1.02%          1.03%          1.03%          0.88%           0.90%           1.15%*

*   Annualized.
**  Commencement of operations  -- September 28, 1992.

Government Bond Fund

                                                                                     Trust Class
                                                                ----------------------------------------------------
                                                                                Year Ended November 30
                                                                ----------------------------------------------------
                                                                      1997               1996             1995**
                                                                      ----               ----             ------
Selected Per-Share Data
Net asset value, beginning of year......................        $      10.37       $      10.66      $        10.00
                                                                ------------       ------------      --------------

Income from investment operations:
Net investment income...................................               0.605              0.591               0.412
Net realized and unrealized gain/(loss) on investments..              (0.010)            (0.290)              0.753
                                                                ------------       ------------      --------------

Total from investment operations........................               0.595              0.301               1.165
Distributions:
Net investment income...................................              (0.605)            (0.591)             (0.412)
Capital gains...........................................                  --                --               (0.093)
Total distributions.....................................              (0.605)            (0.591)             (0.505)
                                                                ------------       ------------      --------------

Net asset value, end of year............................        $      10.36       $      10.37      $        10.66
                                                                ============       ============      ==============

Total Return............................................                6.04%              3.02%              11.85%*
Ratios and Supplemental Data
Net assets, end of year (thousands).....................        $     34,013       $     20,171      $       10,211
Ratio of expenses to average daily net assets (1).......                0.66%              0.69%               0.71%*
Ratio of net investment income to average daily net assets              5.99%              5.75%               6.00%*
Portfolio turnover rate.................................                 144%                16%                 28%

(1) During the years, certain fees and expenses were
    voluntarily waived and reimbursed. The ratios of
    expenses to average daily net assets had such
    waivers and reimbursements not occurred are
    as follows:.........................................                1.06%              1.09%               1.11%*

*     Annualized.
**    Commencement of operations -- April 5, 1995.

Maryland Municipal Bond Fund

                                                                          Trust Class
                                                               --------------------------------
                                                                     Year Ended November 30
                                                               --------------------------------
                                                                     1997             1996**
                                                                     ----             ------
Selected Per-Share Data
Net asset value, beginning of year............................    $     9.76        $    10.00
                                                                  ----------        ----------

Income from investment operations:
Net investment income.........................................         0.426             0.309
Net realized and unrealized gain/(loss) on investments........         0.190            (0.240)
                                                                  -----------       ----------

Total from investment operations..............................         0.616             0.069
Distributions:
Net investment income.........................................        (0.426)           (0.309)
Capital gains.................................................            --                --
Total distributions...........................................        (0.426)           (0.309)
                                                                  ----------        ----------

Net asset value, end of year..................................    $     9.95        $     9.76
                                                                  ==========        ==========

Total Return..................................................          6.50%             1.07%*
Ratios and Supplemental Data
Net assets, end of year (thousands)...........................    $   11,461        $    5,808
Ratio of expenses to average daily net assets (1).............          0.63%             0.71%*
Ratio of net investment income to average daily net assets....          4.38%             4.30%*
Portfolio turnover rate.......................................             5%                9%

(1) During the years, certain fees and expenses were
    voluntarily waived and reimbursed. The ratios of
    expenses to average daily net assets had such
    waivers and reimbursements not occurred are as follows:...          1.28%             1.36%*

*    Annualized.
**   Commencement of operations  -- March 1, 1996.

Virginia Intermediate Municipal Bond Fund


                                                                            Trust Class
                                          ---------------------------------------------------------------------------------
                                                                       Year Ended November 30
                                          ---------------------------------------------------------------------------------
                                               1997            1996             1995            1994            1993**
                                               ----            ----             ----            ----            ------
Selected Per-Share Data
Net asset value, beginning of year..      $     10.22     $     10.24      $      9.21     $     10.33      $     10.00
                                          -----------     -----------      -----------     -----------      -----------

Income from investment operations:
Net investment income...............            0.463           0.419            0.428           0.440            0.390
Net realized and unrealized
gain/(loss) on investments..........            0.089          (0.021)           1.030          (1.100)           0.330
                                          ------------    -----------      -----------     -----------      -----------


Total from investment operations....            0.552           0.398            1.458          (0.660)           0.720
Distributions:
Net investment income...............           (0.462)         (0.418)          (0.428)         (0.440)          (0.390)
Capital gains.......................               --              --               --          (0.020)              --
Total distributions.................           (0.462)         (0.418)          (0.428)         (0.460)          (0.390)
                                          -----------     -----------      -----------     -----------      -----------

Net asset value, end of year........      $     10.31     $     10.22      $     10.24     $      9.21      $     10.33
                                          ===========     ===========      ===========     ===========      ===========

Total Return........................             5.55%           4.01%           16.09%          (6.53)%           7.25%*
Ratios and Supplemental Data
Net assets, end of year (thousands).      $   237,096     $   243,137      $    43,373     $    41,365      $    39,392
Ratio of expenses to average daily
net assets (1)......................             0.78%           0.78%            0.72%           0.65%            0.71%*

Ratio of net investment income to
average daily net assets............             4.57%           4.35%            4.34%           4.48%            4.25%*

Portfolio turnover rate.............               30%             25%              28%             24%              39%

(1) During the years, certain fees and
    expenses were voluntarily waived and
    reimbursed. The ratios of expenses
    to average daily net assets had such
    waivers and reimbursements not
    occurred are as follows:........             0.93%           0.93%            0.94%           0.77%            0.85%*

*   Annualized.
**  Commencement of operations -- January 11, 1993.

Virginia Municipal Bond Fund

                                                                               Trust Class
                                                               ---------------------------------------------
                                                                          Year Ended November 30
                                                               ---------------------------------------------
                                                                   1997            1996          1995**
                                                                   ----            ----          ------
Selected Per-Share Data
Net asset value, beginning of year.....................        $   10.28      $   10.40       $   10.00
                                                               ---------      ---------       ---------

Income from investment operations:
Net investment income..................................            0.475          0.465           0.309
Net realized and unrealized gain/(loss) on investments.            0.168         (0.120)          0.445
                                                               ----------     ----------      ---------

Total from investment operations.......................            0.643          0.345           0.754
Distributions:
Net investment income..................................           (0.475)        (0.465)         (0.310)
Capital gains..........................................           (0.008)            --          (0.044)
Total distributions....................................           (0.483)        (0.465)         (0.354)
                                                               ----------     ----------      ----------

Net asset value, end of year...........................        $   10.44      $   10.28       $   10.40
                                                               =========      =========       =========

Total Return...........................................             6.46%          3.48%           7.67%*
Ratios and Supplemental Data
Net assets, end of year (thousands)....................        $  20,044      $  15,911       $   6,247
Ratio of expenses to average daily net assets (1)......             0.69%          0.71%           0.71%*
Ratio of net investment income to average daily net                 4.65%          4.61%           4.61%*
assets.................................................
Portfolio turnover rate................................               39%            24%             35%

(1) During the years, certain fees and expenses
    were voluntarily waived and reimbursed. The
    ratios of expenses to average daily net assets
    had such waivers and reimbursements not occurred
    are as follows:...................................              1.09%          1.11%           1.11%*

*   Annualized.
**  Commencement of operations -- April 5, 1995.

Value Fund

                                                                                    Trust Class
                                               -----------------------------------------------------------------------------------
                                                                              Year Ended November 30
                                               -----------------------------------------------------------------------------------
                                                   1997           1996          1995           1994           1993         1992**
                                                   ----           ----          ----           ----           ----         ------
Selected Per-Share Data
Net asset value, beginning of year........     $   13.39      $   11.60     $   10.73      $   11.38      $   10.50     $   10.00
                                               ---------      ---------     ---------      ---------      ---------     ---------

Income from investment operations:
Net investment income.....................         0.137          0.166         0.245          0.200          0.180         0.030
Net realized and unrealized gain/(loss) on
   investments............................         3.237          2.380         2.619         (0.240)         0.870         0.500
                                               ---------      ---------     ---------      ---------      ---------     ---------

Total from investment operations..........         3.374          2.546         2.864         (0.040)         1.050         0.530
Distributions:
Net investment income.....................        (0.145)        (0.165)       (0.262)        (0.190)        (0.170)       (0.030)
Capital gains.............................        (0.070)        (0.591)       (1.732)        (0.420)            --            --
Total distributions.......................        (0.215)        (0.756)       (1.994)        (0.610)        (0.170)       (0.030)
                                               ---------      ---------     ---------      ---------      ---------     ---------

Net asset value, end of year..............     $   16.55      $   13.39     $   11.60      $   10.73      $   11.38     $   10.50
                                               =========      =========     =========      =========      =========     =========

Total Return..............................         25.41%         22.68%        28.76%         (0.49)%        10.05%         5.30%*
Ratios and Supplemental Data
Net assets, end of year (thousands).......     $ 590,824      $ 553,648     $ 220,386      $ 166,713      $ 167,337     $  82,944
Ratio of expenses to average daily net              1.02%          1.02%         1.02%          1.01%          1.03%         1.28%*
assets (1)................................
Ratio of net investment income to average
daily net assets..........................          0.92%          1.23%         2.01%          1.82%          1.64%         1.74%*
Portfolio turnover rate...................           100%            82%          175%           116%            77%            5%
Average commission rate (A)...............     $   .0576      $   .0548            --             --             --            --

(1) During the years, certain fees and
    expenses were voluntarily waived and
    reimbursed. The ratios of expenses
    to average daily net assets had such
    waivers and reimbursements not occurred         1.17%          1.17%         1.17%          1.01%          1.03%         1.28%
    are as follows:.......................

*     Annualized.
**    Commencement of operations -- September 28, 1992.
(A) Average commission rate paid per share of security purchases and sales made during the year. Presentation of the rate is only required for the fiscal years beginning after September 1, 1995.

Capital Appreciation Fund

                                                                                         Trust Class
                                                          ----------------------------------------------------------------------
                                                                                   Year Ended November 30
                                                          ----------------------------------------------------------------------
                                                              1997           1996          1995            1994          1993**
                                                              ----           ----          ----            ----          ------
Selected Per-Share Data
Net asset value, beginning of year.................       $   13.58      $   10.87     $   10.17      $    9.79       $   10.00
                                                          ---------      ---------     ---------      ---------       ---------
Income from investment operations:
Net investment income..............................           0.037          0.043         0.043          0.010           0.010
Net realized and unrealized gain/(loss) on
investments........................................           3.005          2.709         2.035          0.380          (0.210)
                                                          ---------      ---------     ---------      ---------       ----------

Total from investment operations...................           3.042          2.752         2.078          0.390          (0.200)
Distributions:
Net investment income..............................          (0.041)        (0.042)       (0.046)        (0.010)         (0.010)
Capital gains......................................          (0.621)            --        (1.332)            --              --
Total distributions................................          (0.662)        (0.042)       (1.378)        (0.010)         (0.010)
                                                          ----------     ----------    ----------     ----------      ----------

Net asset value, end of year.......................       $   15.96      $   13.58     $   10.87      $   10.17       $    9.79
                                                          =========      =========     =========      =========       =========

Total Return.......................................           23.71%         25.38%        20.74%          4.13%          (2.00)%*
Ratios and Supplemental Data
Net assets, end of year (thousands)................       $  99,364      $  32,983     $  19,592      $  12,869       $   7,741
Ratio of expenses to average daily net assets (1)..            1.02%          1.10%         1.10%          1.05%           1.11%*
Ratio of net investment income to average daily net            0.27%          0.37%         0.40%          0.17%           0.20%*
assets.............................................
Portfolio turnover rate............................             123%            86%          470%           271%            133%
Average commission rate (A)........................       $   .0624      $   .0764            --             --              --

(1) During the years, certain fees and expenses
    were voluntarily waived and reimbursed. The
    ratios of expenses to average daily net assets
    had such waivers and reimbursements not occurred
    are as follows:................................            1.17%          1.25%         1.25%          1.05%           1.11%*

*    Annualized.
**   Commencement of operations -- January 11, 1993.
(A) Average commission rate paid per share of security purchases and sales made during the year. Presentation of the rate is only required for the fiscal years beginning after September 1, 1995.

Special Equity Fund

                                                                                  Trust Class
                                         ----------------------------------------------------------------------------------------
                                                                            Year Ended November 30
                                         ----------------------------------------------------------------------------------------
                                             1997            1996           1995          1994            1993             1992**
                                             ----            ----           ----          ----            ----             ------
Selected Per-Share Data
Net asset value, beginning of year..     $    13.73     $    12.12      $    10.56    $    12.76     $    11.19       $    10.00
                                         ----------     ----------      ----------    ----------     ----------       ----------

Income from investment operations:
Net investment income...............         (0.009)         0.050           0.100         0.030          0.010            0.010
Net realized and unrealized
   gain/(loss) on investments.......          3.114          1.926           1.928        (0.460)         1.560            1.180
                                         ----------     ----------      ----------    -----------    ----------       ----------

Total from investment operations....          3.105          1.976           2.028        (0.430)         1.570            1.190
Distributions:
Net investment income...............         (0.005)        (0.053)         (0.108)       (0.020)            --               --
Capital gains.......................         (0.380)        (0.313)         (0.360)       (1.750)            --               --
Total distributions.................         (0.385)        (0.366)         (0.468)       (1.770)            --               --
                                         -----------    -----------     -----------   -----------    ----------       ----------

Net asset value, end of year........     $    16.45     $    13.73      $    12.12    $    10.56     $    12.76       $    11.19
                                         ==========     ==========      ==========    ==========     ==========       ==========

Total Return........................          23.28%         16.44%          20.07%         (4.74)%       14.07%           11.90%*
Ratios and Supplemental Data
Net assets, end of year (thousands).     $  112,403     $   77,931      $   54,221    $   43,640     $   32,706       $   21,925
Ratio of expenses to average daily
net assets (1).....................            1.01%          1.04%           1.04%         1.03%          1.03%            1.28%*

Ratio of net investment income to
   average daily net assets.........          (0.07%)         0.39%           0.90%         0.32%          0.06%            0.23%*
Portfolio turnover rate.............            148%            98%             81%          117%            95%               3%
Average commission rate (A).........     $    .0572     $    .0620              --            --             --               --

(1) During the years, certain fees
    and expenses were voluntarily
    waived and reimbursed. The ratios
    of expenses to average daily net
    assets had such waivers and
    reimbursements not occurred are
    as follows:.....................           1.16%          1.19%           1.19%         1.03%          1.03%            1.28%*

*    Annualized.
**   Commencement of operations -- September 28, 1992.
(A) Average commission rate paid per share of security purchases and sales made during the year. Presentation of the rate is only required for the fiscal years beginning after September 1, 1995.

Investment Objectives and Policies

Each Fund's objective, together with those policies identified as being fundamental, may not be changed except by approval of the majority of the outstanding shares of that Fund. All other investment policies of a Fund may be changed by the Company's Board of Directors without shareholder approval. The Adviser will manage each Fund consistent with that Fund's investment objective and policies. There is no assurance that a Fund will achieve its investment objective. For more information regarding each Fund's investment policies, please refer to the Statement of Additional Information.

Money Market Funds:
The investment objective of each money market fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. A further objective of Tax Free Money Fund is to provide high current income exempt from federal income taxes.

Each money market fund invests in accordance with the requirements of Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940, as amended (the "1940 Act"). These requirements provide that money market funds must limit their investments to securities with remaining maturities of 397 days or less and maintain a dollar-weighted average maturity of 90 days or less. If the SEC adopts new or amended requirements under Rule 2a-7, the money market funds will comply with all such additional or amended requirements.

There may be occasions when, in order to raise cash to meet redemptions or to maintain the quality standards of the portfolio, the Funds might be required to sell securities at a loss.

Cash Reserve Fund
Cash Reserve Fund invests only in high quality, U.S. dollar-denominated money market instruments of U.S. and foreign issuers, including floating and variable rate instruments. Investments include:

     obligations of institutions, such as banks and insurance companies, including certificates of deposit, bankers' acceptances and time deposits;

     obligations of the U.S. and certain foreign governments and their agencies or instrumentalities;

     short-term corporate obligations, including commercial paper, notes and bonds; and

     other eligible debt obligations, including repurchase agreements.

The Fund's investments in domestic bank obligations (including their foreign branches) are limited to those of banks having total assets in excess of one billion dollars and subject to regulation by the U.S. Government. The Fund may also invest in certificates of deposit issued by banks insured by the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than one billion dollars, provided that the Fund will at no time own more than an aggregate of $100,000 in principal and interest obligations (or any higher principal amount or principal and interest amount, which in the future may be fully covered by FDIC insurance) of any one such issuer.

The Fund may invest in obligations of U.S. banks, foreign branches of U.S. banks ("Eurodollars"), U.S. branches and agencies of foreign banks ("Yankee dollars"), and foreign branches of foreign banks. Eurodollar, Yankee dollar, and foreign bank obligation investments involve risks in addition to those inherent in investing in domestic bank obligations. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign branches of foreign banks are not regulated by U.S. banking authorities and generally are not subject to accounting, auditing, or financial reporting standards comparable to those applicable to U.S. banks. Although the Adviser carefully considers these factors when making investments, the Fund does not limit the amount of its assets that can be invested in any one type of instrument or in any foreign country.

The Fund's investments in obligations of domestic or foreign branches of foreign banks are limited to U.S. dollar-denominated obligations of foreign banks which, at the time of investment: (i) have more than $5 billion, or the equivalent in other currencies, in total assets; and (ii) have branches or agencies in the United States. Investments in the foregoing foreign bank obligations are further limited to banks headquartered in and to those branches located in the United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Australia, Japan and Canada.

Cash Reserve Fund limits its investments in U.S. dollar-denominated foreign government obligations to those obligations issued or guaranteed by the governments of the countries listed above. Such obligations may be subject to the risks described above in connection with the purchase of obligations of foreign branches of domestic and foreign banks.

Quality. Pursuant to Rule 2a-7 and policies and procedures adopted by the Company's Board of Directors, Cash Reserve Fund may purchase only high-quality securities determined by the Adviser to present minimal credit risks. To be considered high-quality, a security must be a U.S. Government security or rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized statistical rating organizations ("NRSRO") (or by one, if only one NRSRO has rated the security); or, if unrated, judged to be of equivalent quality by the Adviser pursuant to procedures adopted by the Company's Board of Directors. Purchases of unrated securities and securities rated by only one NRSRO will be ratified by the Company's Board of Directors. Foreign obligations are considered to be unrated.

High-quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g., Standard & Poor's Ratings Group ("S&P") A-1 rating) from at least two NRSROs (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., S&P A-1 or A-2) from at least two NRSROs (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different NRSROs, at least two NRSROs must have assigned the higher rating in order for the Adviser to determine eligibility on the basis of that higher rating. The Fund does not currently intend to invest in commercial paper rated below first tier and will not invest more than 15% of its net assets in illiquid securities. Cash Reserve Fund may not invest more than 5% of its total assets in second tier securities.

Diversification. The Fund may not invest more than 5% of its total assets in the securities of any one issuer, except that it may invest up to 25% of its assets in the first-tier securities of a single issuer for up to three business days. The Fund may not invest more than 25% of its total assets in any one industry.

Cash Reserve Fund may not invest more than 1% of its total securities or $1 million (whichever is greater) in the second tier securities of a single issuer.

U.S. Treasury Money Fund
U.S. Treasury Money Fund's investments are limited to obligations that are issued by the U.S. Treasury and repurchase agreements that provide for repurchase within 397 days and that are collateralized by obligations issued or guaranteed by the U.S. Treasury. The investment policies of the Fund may result in a lower yield than that of other money market funds, such as Cash Reserve Fund, which may invest in other types of instruments.

U.S. Treasury Money Fund limits its investments so as to obtain the highest investment quality rating by an NRSRO. These quality ratings are based on, but not limited to, an analysis of the Fund's operational policies, investment strategies and management. These rating organizations also may undertake an ongoing analysis and assessment of these criteria in order to continually update the Fund's rating.

Tax Free Money Fund
Tax Free Money Fund invests only in high-quality municipal securities. Although the Fund will attempt to invest 100% of its assets in tax-exempt municipal securities, the interest on which is exempt from federal income tax, including the federal alternative minimum tax, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, including private activity bonds, the interest on which is fully taxable or subject to the alternative minimum tax. As a fundamental policy, at least 80% of the Fund's income will, under normal circumstances, be exempt from federal income tax including the federal alternative minimum tax. Subject to such limitation, the Fund may invest in any taxable investment, including repurchase agreements, appropriate for investment by Cash Reserve Fund.

Municipal obligations, which are issued by states, cities, municipalities or municipal agencies, will include variable rate demand obligations ("VRDOs"), tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), construction loan notes, and tax-exempt commercial paper. The Fund may also invest in municipal bonds within the maturity limitations discussed above and may enter into commitments to purchase these securities on a delayed-delivery basis.

The Fund is non-diversified, which means that it has greater latitude than a diversified fund to invest in the securities of a relatively few municipal issuers. As a non-diversified fund, the Fund may present greater risks than a diversified fund.

Quality. Pursuant to Rule 2a-7 and policies and procedures adopted by the Company's Board of Directors, the Fund may purchase securities determined by the Adviser to present minimal credit risks. Securities must be rated in accordance with applicable rules in the highest rating category for short-term securities by at least one NRSRO and, if rated by more than one NRSRO, rated in one of the two highest categories for short-term securities by another NRSRO or, if unrated, judged to be equivalent to the highest short-term rating category by the Adviser pursuant to procedures adopted by the Company's Board of Directors.

The Fund will not invest more than 15% of its net assets in illiquid securities. For purposes of this limitation, "illiquid securities" shall be deemed to include municipal securities not rated at the time of purchase by the requisite NRSROs, or not guaranteed or supported by a letter of credit issued by, or subject to a remarketing agreement with, a responsible party, and not otherwise determined by the Adviser to be readily marketable.

The Fund may from time to time have more than 25% of its assets invested in municipal securities of issuers located in one or more of the following states:
Arizona, California, Maryland, New Jersey, New York and Pennsylvania, and will invest more than 25% of its assets in municipal securities of issuers located in Virginia.

The Fund may also purchase shares of other money market funds. Should the Fund elect to do so, it will incur additional expenses charged by that money market fund, such as management fees.

Yields on municipal obligations depend on a variety of factors, including the general conditions of the money markets and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal obligations with longer maturities tend to produce higher yields and generally are subject to potentially greater price fluctuations than obligations with shorter maturities.

Bond Funds:

Corporate Bond Funds:

Limited Term Bond Fund
Limited Term Bond Fund seeks to provide a high level of current income by investing in investment-grade fixed-income debt obligations. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between one and five years. See "Investment Policies -- Corporate Bond Funds."

Intermediate Bond Fund
Intermediate Bond Fund seeks to provide a high level of current income by investing in investment-grade fixed-income debt obligations. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between five and ten years. See "Investment Policies -- Corporate Bond Funds."

Investment Policies -- Corporate Bond Funds
Each corporate bond fund will seek to obtain a high level of current income by investing exclusively in investment-grade debt obligations of domestic and foreign issuers as follows:

     corporate obligations which are rated at least Baa or its equivalent by an NRSRO (see "Investment-grade Securities" in the Appendix to this Prospectus);

     obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and commercial paper which is rated Prime-1 or its equivalent by an NRSRO.

Each corporate bond fund also may purchase unrated securities that are deemed by the Adviser to be of equivalent quality to investment-grade debt obligations pursuant to procedures established by the Company's Board of Directors. Credit ratings are considered at the time of purchase; the sale of securities is not required in the event of a subsequent rating downgrade. In the event that a security owned by a Fund is downgraded below the stated ratings categories, the Adviser will review the security and take appropriate action.

Fixed-income securities held by each corporate bond fund may include (but are not limited to), in any proportion, bonds, notes, mortgage-related and asset-backed securities, U.S. Government and government agency obligations, zero coupon securities, indexed securities, convertible notes and bonds, convertible preferred securities, foreign securities (see "Foreign Investments" in the Appendix to this Prospectus), and short-term obligations such as certificates of deposit, repurchase agreements, bankers' acceptances, and commercial paper. The Funds may also enter into reverse repurchase agreements. These funds also may purchase shares of money market mutual funds. Should a Fund elect to purchase shares of money market funds, it will incur additional expenses charged by that money market fund, such as management fees.

Limited Term Bond Fund may hold individual securities with remaining maturities of more than five years, as long as the Fund's dollar-weighted average portfolio maturity is no more than five years. Intermediate Bond Fund may hold individual securities with remaining maturities of more than ten years, as long as its dollar-weighted average portfolio maturity is no more than ten years. For the purpose of determining the dollar-weighted average portfolio maturity of each corporate bond fund, the maturities of mortgage-backed securities, collateralized mortgage obligations and asset-backed securities are determined on a "weighted average life" basis. (The weighted average life is the average time in which principal is repaid; for a mortgage security, this average time is calculated by estimating the expected principal payments for the life of the mortgage.) The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled and unscheduled principal prepayments. The maturities of most of the other securities held by the corporate bond funds will be determined on a "stated final maturity" basis. One exception would be "extendible" debt instruments, which can be retired at the option of the corporate bond funds at various dates prior to maturity, and which may be treated as maturing on the next optional retirement date when calculating average portfolio maturity.

The corporate bond funds also may purchase obligations of U.S. banks (including certificates of deposit and bankers' acceptances) which have capital, surplus, and undivided profits (as of the date of their most recently published annual financial statements) of $100 million or more.

In making investment decisions for the corporate bond funds, the Adviser will consider many factors other than current yield, including preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. The Adviser will monitor each corporate bond fund's investments in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends. The Adviser may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise. Each corporate bond fund may invest a portion of its assets in securities issued by foreign companies and foreign governments, which may be less liquid or more volatile than domestic investments. The corporate bond funds will only invest in U.S. dollar- denominated securities.

Government Bond Funds:

Government Bond Fund
Government Bond Fund seeks to provide a high level of current income in a manner consistent with preserving principal by investing primarily in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government Securities). In seeking current income, the Fund also may consider the potential for capital gain.

Under normal conditions, at least 65% of the Fund's total assets will be invested in U.S. Government bonds or other debt instruments, including repurchase agreements secured by U.S. Government Securities. Any remaining assets may be invested in fixed-income securities that are eligible for purchase by the corporate bond funds. The Fund may purchase securities on a delayed-delivery basis. There are no limits on the dollar-weighted average portfolio maturity of the Fund, and, consistent with its investment objective of obtaining current income while preserving principal, the Fund may acquire individual securities without regard to their remaining maturities.

The Fund invests in various debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury Bonds, Notes and Bills, Government National Mortgage Association mortgage-backed securities (Ginnie Maes) and mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Maes) or the Federal Home Loan Mortgage Corporation (Freddie Macs). The Fund is not restricted as to the percentage of its assets that may be invested in any one type of U.S. Government Security. The U.S. Government Securities in which the Fund invests may or may not be fully backed by the U.S. Government. The Fund may enter into repurchase agreements involving U.S. Government Securities and any other securities in which it may invest and also may enter into reverse repurchase agreements. The Fund considers "government securities" to include U.S. Government Securities subject to repurchase agreements. The Fund may, for temporary defensive purposes, invest without limit in U.S. Government Securities having a maturity of 365 days or less.

Municipal Bond Funds:

Maryland Municipal Bond Fund
Maryland Municipal Bond Fund seeks to provide high current income exempt from federal and Maryland income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment-grade quality. (See "Investment-grade Securities" in the Appendix to this Prospectus.) There are no limits on the dollar-weighted average portfolio maturity of the Fund, and the Fund may acquire individual securities without regard to their remaining maturities. See "Investment Policies -- Municipal Bond Funds."

Virginia Intermediate Municipal Bond Fund
Virginia Intermediate Municipal Bond Fund seeks to provide high current income exempt from federal and Virginia income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment-grade quality. (See "Investment-grade Securities" in the Appendix to this Prospectus.) The Fund is managed to maintain a dollar-weighted average portfolio maturity of between five and ten years. The Fund may hold individual securities with remaining maturities of more than ten years, as long as the dollar-weighted average maturity is no more than ten years. Stability and growth of principal also will be considered when choosing securities. See "Investment Policies -- Municipal Bond Funds."

Virginia Municipal Bond Fund
Virginia Municipal Bond Fund seeks to provide high current income exempt from federal and Virginia income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment-grade quality. (See "Investment-grade Securities" in the Appendix to this Prospectus.) There are no limits on the dollar-weighted average portfolio maturity of the Fund, and the Fund may acquire individual securities without regard to their remaining maturities. See "Investment Policies -- Municipal Bond Funds."

Investment Policies -- Municipal Bond Funds
Each municipal bond fund normally will invest primarily in municipal securities of all types and of investment-grade quality. Investment grade municipal bonds are considered to be securities rated Baa or its equivalent or higher by an NRSRO, and unrated securities that are deemed by the Adviser to be of comparable quality to each municipal bond fund's ratings requirements. (See "Investment-grade Securities" in the Appendix to this Prospectus.) Municipal securities are issued to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal securities may be backed by the full taxing power of a municipality, by the revenues derived from a specific project or by the credit of a private organization. Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. The Adviser monitors the financial condition of parties (including insurance companies, banks, and corporations) upon whose creditworthiness is relied in determining the credit quality of securities eligible for purchase by each municipal bond fund. Each municipal bond fund may invest more than 25% of its assets in industrial development bonds.

Generally, the municipal bond funds' investments in municipal securities may include fixed, variable, or floating rate general obligation and revenue bonds (including municipal lease obligations and resource recovery bonds); zero coupon and asset-backed securities; tax, revenue, or bond anticipation notes; and tax-exempt commercial paper. The municipal bond funds may buy or sell securities on a when-issued or delayed-delivery basis (including refunding contracts) and may acquire standby commitments. See the Appendix in this Prospectus for a complete description of these types of securities.

Each municipal bond fund may deviate from its investment objective for temporary defensive purposes. During periods when, in the Adviser's opinion, a temporary defensive posture in the market is appropriate, each municipal bond fund may hold cash that is not earning interest or may invest in obligations whose interest may be subject to federal and/or state tax. The municipal bond funds' defensive investments may include short-term municipal obligations, money market instruments and shares of money market mutual funds. Should a Fund elect to purchase shares of money market funds, it will incur additional expenses charged by that money market fund, such as management fees. Under such circumstances, the municipal bond funds may each temporarily invest so that less than 80% of their income distributions are federally and/or state tax-free. Federally taxable obligations in which a Fund may invest include, but are not limited to, obligations issued by the U.S. Government or any of its agencies or instrumentalities, high-quality commercial paper, certificates of deposit, and repurchase agreements.

Each municipal bond fund is non-diversified, which means that it has greater latitude than a diversified fund with respect to the investment of its assets in the securities of a relatively few municipal issuers. As a non-diversified fund, each municipal bond fund may present greater risks than a diversified fund.

As a fundamental policy, at least 80% of each municipal bond fund's income will, under normal circumstances, be exempt from regular federal income taxes. Interest on some "private activity" municipal obligations is subject to the federal alternative minimum tax ("AMT bonds"). AMT bonds are municipal obligations that benefit a private or industrial user or finance a private facility. Each municipal bond fund reserves the right to invest up to 100% of its assets in AMT bonds, although none of the municipal bond funds have a current intention of investing in such securities.

As a non-fundamental policy, at least 65% of each municipal bond fund's assets will be invested in bonds that will, under normal circumstances, produce income that is exempt from Virginia or Maryland income taxes, as the case may be.

Investors should be aware of certain factors that might affect the financial condition of issuers of Maryland and Virginia municipal securities. See "Risks and Special Considerations Concerning Maryland Municipal Bond Fund" and "Risks and Special Considerations Concerning Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund" in the Appendix to this Prospectus.

Equity Funds:

Value Fund
Value Fund seeks to provide long-term capital appreciation and, as a secondary objective, current income, by investing primarily in income producing equity securities of companies with large market capitalizations. See "Investment Policies -- Value Fund and Capital Appreciation Fund."

The Fund's investments will be broadly diversified among major economic sectors and among those securities with above-average total return potential. A number of valuation criteria are considered in the equity selection process, the principal one being the issue's price to earnings ("P/E") ratio in relation to other stocks in the same industry. Stocks with the lowest P/E ratios, along with strong financial quality and above-average earnings momentum, are selected to secure the best relative values in each economic sector. The Adviser believes that this approach will produce a portfolio with less volatility and greater dividend yield than the market as a whole. The Fund will invest primarily in the income producing equity securities of companies with market capitalizations of at least $1 billion.

Capital Appreciation Fund
Capital Appreciation Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of companies with medium to large market capitalizations.

The Fund may invest a portion of its assets in foreign securities, securities of small capitalization companies, and in securities having common stock characteristics, such as rights and warrants. The Adviser considers many factors when evaluating the overall quality of a security for the Fund, including, but not limited to, a company's current financial strength, earnings momentum, and relative value. The Fund will invest primarily in the equity securities of companies with market capitalizations of at least $250 million.

Investment Policies -- Value Fund and Capital Appreciation Fund
Value Fund and Capital Appreciation Fund each will invest primarily in domestic and foreign common stock and in securities convertible into common stock, such as convertible bonds and convertible preferred stock rated investment-grade. The Adviser will select stocks for these Funds from a list of companies traded in the U.S. securities markets, including sponsored American Depositary Receipts ("ADRs") of qualifying foreign companies. (See "Foreign Investments" in the Appendix to this Prospectus.) A qualitative screening process is employed to exclude companies with poor earnings results or highly leveraged balance sheets in an effort to construct a portfolio with low risk characteristics relative to the major stock market indices, although it is not the intention of either Fund to match the risk or performance characteristics of any index. Each Fund may to the extent consistent with its investment objective, invest in any debt security in which the corporate bond funds may invest. (See "Investment Policies -- Corporate Bond Funds".) Each of the Value Fund and Capital Appreciation Fund may also invest up to 10% and 5%, respectively, of its assets in the U.S. Treasury obligations.

Although the Value Fund and Capital Appreciation Fund intend, under normal circumstances, to be fully invested at all times in the securities mentioned above, each Fund may make substantial temporary investments in high-quality, short-term debt securities and money market instruments, including repurchase agreements, and in shares of other open-end management investment companies which invest primarily in money market instruments, when the Adviser believes market conditions warrant a defensive position. Should a Fund elect to purchase shares of money market funds, it will incur additional expenses charged by that money market fund, such as management fees.

Special Equity Fund
Special Equity Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of companies with small to medium market capitalizations.

Small to medium capitalization companies with rapid growth rates may have higher P/E ratios than other companies. The market prices of securities with higher P/E ratios tend to drop more suddenly in response to negative news than securities with low P/E's. That is especially true for smaller, less well-known companies that have a narrow product line or whose securities are thinly traded.

These companies typically tend to offer the potential for accelerated earnings or revenue growth because of new products or technologies, new channels of distribution, revitalized management or industry conditions, or similar new opportunities. Smaller companies often pay no dividends, and current income is not a goal of the Fund. Representative industries may include, but are not limited to, technology, health care and biotechnology, environmental services, communications, and energy and alternative energy.

The Fund will invest primarily in domestic and foreign common stock and in securities convertible into common stock, such as convertible bonds and convertible preferred stock. The Fund generally will invest primarily in the securities of companies with market capitalizations of less than $1 billion. It also may invest a portion of its assets in sponsored ADRs of qualifying foreign companies (see "Foreign Investments" in the Appendix to this Prospectus), and in securities having common stock characteristics, such as rights and warrants. As a non-fundamental investment policy, the Fund may also invest up to 5% of its assets in obligations of the U.S. Treasury.

Although the Special Equity Fund intends, under normal circumstances, to be fully invested in equity securities, the Fund may make substantial temporary investments in high-quality, short-term debt securities and money market instruments, including repurchase agreements, and in the securities of other open-end management investment companies investing primarily in money market instruments, when the Adviser believes market conditions warrant a defensive position. Should the Fund elect to purchase shares of a money market fund, it will incur additional expenses charged by that money market fund, such as management fees.

Risk Factors and Investment Considerations

Individually, none of the Funds constitutes a balanced investment plan. The money market funds emphasize income, preservation of capital and liquidity and do not seek the higher yields or capital appreciation that more aggressive investments may provide. The bond funds tend to provide higher yields than the money market funds; however, unlike money market funds, the bond funds do not seek to maintain a stable $1.00 share price, and may not be able to return dollar for dollar the money invested. The primary focus of the equity funds is long-term capital appreciation. Fluctuations in the stock market will directly affect the share price of the equity funds.

A money market fund's ability to achieve its investment objective depends on the quality and maturity of its investments. Although each money market fund's policies are designed to help maintain a stable $1.00 share price, money market instruments can change in value when interest rates or an issuer's creditworthiness change, or if an issuer or guarantor of a security fails to pay interest or principal when due. If these changes in value are large enough, a money market fund's share price could deviate (positively or negatively) from $1.00. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields.

U.S. Treasury Money Fund is the most conservative of the CrestFunds(R) money market funds as it invests solely in short-term money market instruments issued by the U.S. Treasury, and repurchase agreements backed by U.S. Treasury instruments.

Cash Reserve Fund invests in high quality money market instruments that are not backed by the U.S. Government and therefore is likely to provide higher yields than U.S. Treasury Money Fund.

Tax Free Money Fund emphasizes tax-free income by investing primarily in the high quality tax-exempt securities of states, cities, municipalities and municipal agencies. Since the Fund often purchases securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

Each money market fund's yield will vary from day to day, generally reflecting current short-term interest rates and other market conditions.

Each corporate bond fund emphasizes high current income by investing in fixed-income securities. Fixed-income securities (except for securities with floating or variable interest rates) are generally considered to be interest rate sensitive, which means that their value (and the Funds' share prices) will tend to decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer-term securities and are less affected by changes in interest rates. The ability of all bond funds to achieve their investment objectives depends greatly on the quality and maturity of the investments and the reliability of the issuer to make interest payments in a timely manner. Market risk is addressed through a strategy of adjusting the dollar-weighted average maturity of each bond fund to reflect changing economic and interest rate environments. The timing of portfolio transactions in response to anticipated changes in interest rate trends is important to the successful application of such strategies. Bond funds are generally subject to two risk factors: (1) credit risk and (2) interest rate risk.

Limited Term Bond Fund is a conservative bond fund which seeks higher current yields than a money market fund. Because of the different levels of risk associated with investing in a money market fund, which seeks to maintain a stable net asset value per share and to preserve principal, and the Limited Term Bond Fund, which seeks high current income, the Limited Term Bond Fund will experience greater fluctuations in its principal value than would a money market fund.

Intermediate Bond Fund is likely to experience greater share price fluctuation and potentially higher income than Limited Term Bond Fund, due to its investments in longer term bonds.

Government Bond Fund is a government bond fund which invests primarily in U.S. Government securities with intermediate to long maturities. The Fund may experience greater price fluctuations due to its investments in longer term bonds.

The municipal bond funds emphasize tax-free current income by investing primarily in investment-grade municipal securities. Because Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund invest primarily in Virginia or Maryland obligations, as the case may be, the quality and supply of eligible securities may present additional risks to those of more diversified municipal bond funds. See the Appendix to this Prospectus. Virginia Intermediate Municipal Bond Fund is less interest rate sensitive than the Virginia Municipal Bond Fund. It seeks higher Virginia tax free income than a tax-free money fund, with some share price fluctuation. Virginia Municipal Bond Fund is likely to experience greater share price fluctuation and potentially higher tax-free income due to its investments in longer term municipal bonds. Maryland Municipal Bond Fund also is likely to experience greater share price fluctuation and potentially higher tax free income than an intermediate term municipal bond fund.

The equity funds emphasize capital appreciation by investing primarily in common stock and securities convertible to common stock, such as preferred stock and convertible bonds. These funds are inherently more risky than the money market and bond funds. The share prices of companies with larger capitalization tend to fluctuate less over time than the stock of companies having smaller market capitalization. Therefore, a stock mutual fund investing in companies with smaller average market capitalization is more aggressively oriented than one which invests in companies with a large average market capitalization, and while a "small-cap" fund's potential for growth may be greater, its share price is likely to respond more suddenly and dramatically to changes in the stock market. Because of fluctuating share price and total returns, the equity funds may not be appropriate investments for investors seeking a more conservative investment.

Value Fund emphasizes long-term capital appreciation and current income through investment in the income producing equity securities of companies with large market capitalizations. It is anticipated that the Fund will provide more current income than, but will not achieve capital appreciation at a rate comparable to, funds that pursue growth as a primary objective.

Capital Appreciation Fund invests primarily in the equity securities of companies with medium to large market capitalization.

Special Equity Fund invests primarily in the equity securities of companies with small to medium market capitalization. Because these companies usually do not pay dividends, income is not a goal of the Fund. While the Adviser purchases securities for the Fund that it believes present the greatest opportunity for growth, these securities may also be considered speculative.

From time to time, each Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Crestar Bank has a lending relationship, including industrial development bonds and other private activity municipal securities backed by the credit and security of such companies. The investment objectives and policies for each Fund are supplemented by its investment limitations. See the Appendix to this Prospectus for further discussion of the Funds' investments.


Investment Limitations

The following summarizes each Fund's principal investment limitations. A complete listing is contained in the Statement of Additional Information. With the exception of limitations 4, 5, 6, 7(b) and (c), and 9(b) and (c), these limitations are fundamental and may not be changed without shareholder approval. Except for the Funds' percentage limitations concerning borrowings, the limitations and policies discussed in this Prospectus are considered at the time of purchase. Accordingly, the sale of securities is not required in the event of a subsequent change in circumstances.

Money Market Funds
1. Each Fund may not, with respect to 75% of its assets (50% in the case of Tax Free Money Fund), invest more than 5% of the total market value of its assets (determined at the time of investment) in the securities of any one issuer other than the U.S. Government, its agencies or instrumentalities.

2. Each Fund may not invest more than 25% of the total market value of its assets (determined at the time of investment) in the securities of foreign banks and foreign branches of domestic banks, in the securities of foreign governments or in the securities of issuers conducting their principal business activities in any one industry; provided, (i) there is no limitation on the aggregate of the Fund's investment in obligations (excluding commercial paper) of domestic commercial banks and in obligations of the U.S. Government, its agencies or instrumentalities; and
     (ii) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries.

3. Each Fund may not borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of a Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of a Fund's total assets will be repaid before any subsequent investments are made by a Fund.

4. As a non-fundamental limit, Cash Reserve Fund and U.S. Treasury Money Fund each may not make loans except that each Fund may lend portfolio securities in an amount not to exceed 10% of the value of its total assets. Tax Free Money Fund does not currently intend to lend portfolio securities.

Cash Reserve Fund
5. To comply with Rule 2a-7, the Fund normally may not, with respect to 100% of its assets, invest more than 5% of the total market value of its assets in the securities of any one issuer other than the U.S. Government, its agencies or instrumentalities; provided, however, that the Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three days.

Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund

6. For federal tax purposes, each Fund will limit its investments so that: (a) with regard to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer; and (b) no more than 25% of its total assets are invested in the securities of a single issuer. This limitation does not apply to "government securities" as defined for federal tax purposes.

7. Each Fund (a) may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets; (b) may borrow money only from banks or by engaging in reverse repurchase agreements; and
     (c) will not purchase securities when borrowings exceed 5% of its total assets.

Corporate Bond, Government Bond, Municipal Bond and Equity Funds
8. Each Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% of the outstanding voting securities of the issuer.

9. Each Fund (a) may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets; (b) may borrow money only from banks or by engaging in reverse repurchase agreements; and
     (c) will not purchase securities when borrowings exceed 5% of its total assets.

Fund Management



The day-to-day management of the Funds is the responsibility of committees comprised of investment professionals. Each of the Value Fund, Capital Appreciation Fund and Special Equity Fund is managed by a separate team of equity investment portfolio managers. Each of the taxable fixed income funds is managed by a team of fixed income investment portfolio managers. Each of the tax-exempt fixed income funds is managed by a team of tax-exempt fixed income investment portfolio managers.



Pricing of Shares



The net asset value per share ("NAV") of Tax Free Money Fund is determined as of 12:00 noon, Eastern time, and as of the regularly-scheduled close of normal trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time). The NAV of Cash Reserve Fund and U.S. Treasury Money Fund is determined as of 1:00 p.m. Eastern time and as of the regularly-scheduled close of normal trading on the NYSE. The NAV of each bond and equity fund is determined as of the regularly-scheduled close of normal trading on the NYSE. Each Fund's NAV is determined on each day the NYSE and the Funds' custodian, Crestar Bank, are open for business. The NAV of a Fund is calculated by adding the value of all securities and other assets of a Fund, deducting the liabilities allocated to each class, and dividing the result by the proportional number of the shares of the Fund outstanding in a class.



Assets in the money market funds are valued based upon the amortized cost method. Each money market fund seeks to maintain an NAV of $1.00, although there can be no assurance that an NAV of $1.00 will be maintained.

With respect to the bond and equity funds, securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on any national securities exchange. Securities traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no such transactions are valued at the most recently quoted bid price. Securities for which market quotations are not available are valued at fair value as determined by the Board of Directors. The Funds may also utilize pricing services in determining the value of their securities. Debt securities with remaining maturities of 60 days or less at the time of purchase may be valued on an amortized cost basis (unless the Board determines that such basis does not represent fair value at the time). Under this method, such securities are valued initially at cost on the date of purchase. Thereafter, absent unusual circumstances, the Fund assumes a constant proportionate amortization of any discount or premium until maturity of the security.

How to Purchase, Exchange and Redeem Shares



Distributor
Shares of each Fund are sold on a continuous basis by the Funds' Distributor, SEI Investments Distribution Co. (the "Distributor"). The Distributor is a registered broker-dealer with principal offices at Oaks, Pennsylvania 19456.



Purchase of Shares
Before you buy shares, please read the following information to make sure your investment is accepted and credited properly.

Trust Class shares are offered continuously to qualified individual or institutional customers that have entered into an agreement for their assets to be managed and/or administered by the Crestar Investment Group. Additionally, Trust Class shares of the money market funds are offered to qualified individuals or institutional customers who have qualified cash management (or "sweep") accounts with Crestar Bank or one of its bank affiliates. The minimum initial investment required of a bank in each Fund is $1 million, except for agency accounts for which the minimum is $10,000, and qualified cash management accounts for which the minimum initial investment is waived. There is no minimum for subsequent investments. Banks may impose initial or subsequent investment minimums on their customers. Trust Class shares are sold without a sales charge, although banks may charge their customer accounts for services provided in connection with the purchase of shares. Information concerning these services and any charges may be obtained from the bank. With the exception of agency accounts, Fund shares may be held of record by the banks, although bank customers may retain the right to vote them. Generally, shares held in agency accounts will be registered in the principal's name. Confirmations of share purchases and redemptions will be sent to shareholders of record. Beneficial ownership of Fund shares will be recorded by the banks and reflected in the account statements provided by them to their customers. For further information on opening an account, contact an account officer at the bank. Sales personnel of financial institutions distributing the Funds' shares and other persons entitled to receive compensation for selling such shares may receive differing compensation.



Shares of the Funds may be purchased through procedures established by the banks in connection with the requirements of customer accounts. Purchases will be effected only on days on which the purchasing banks and the Funds are open for business ("Business Days"). Before the customer authorizes the purchase of shares of a Fund, this Prospectus should be read in conjunction with information from the customer's bank concerning services and charges. The issuance of shares is recorded on the books of the Funds, and share certificates will not be issued for shares of the Funds. The Funds reserve the right to reject any purchase order. The Distributor may accept investments of smaller amounts, at its discretion.



Effective Time of Purchases --

Money Market Funds
Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Crestar Bank, the Funds' transfer agent. A purchase order received by Crestar Bank before 12:00 noon for Tax Free Money Fund and 1:00 p.m. for Cash Reserve Fund and U.S. Treasury Money Fund will begin earning dividends that day. All other orders received by 4:00 p.m. will be effected at the 4:00 p.m. NAV and will begin earning dividends on the next Business Day. If federal funds are not received by the transfer agent by the close of business (normally 4:00 p.m.) on the day of the order, the order may be cancelled. Shares are purchased at the NAV next determined after receipt of the order by Crestar Bank.

Bond and Equity Funds
Purchase orders for shares in the bond and equity funds must be received by Crestar Bank before the close of regular trading hours on the NYSE. Orders are priced according to the NAV determined on that day. Any orders received after that time will be processed at the NAV next calculated. All purchases must be paid for in U.S. dollars and checks must be drawn on U.S. banks. Purchase orders will be executed by 4:00 p.m. on the business day on which the purchase order is received in good order by Crestar Bank. Payment for the purchase is expected at the time of the order but must be received within five business days of the date of the order. Each Fund reserves the right to withhold redemption proceeds until it is reasonably satisfied that checks received as payment have cleared (which can take up to seven days). If available funds are not received within five business days, the order may be cancelled and notice thereof will be provided to the party placing the order.

It is the responsibility of the banks to transmit orders for purchases by their customers to the Transfer Agent and for the banks to deliver required funds on a timely basis in accordance with the above-stated procedures. Any fees and/or losses incurred due to cancellation of an order will be the responsibility of the party placing the order.

Exchanges
Trust Class shares of one Fund normally may only be exchanged for Trust Class shares of other Funds approved for sale in an investor's state and offered through the investor's bank. Trust Class money market fund shares held in qualified cash management accounts may be exchanged for other Trust Class money market fund shares only. All dividends credited to the shareholder up to the date of exchange are paid to the shareholder at the end of the month. Each Fund reserves the right to refuse exchanges if the Fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise be affected adversely. The Funds further reserve the right to terminate or modify the exchange privilege in the future. Exchanges are subject to the same investment minimums and time frames listed above. An exchange is considered a sale and subsequent purchase of shares and may result in a capital gain or loss for income tax purposes.

Trust Class shares may be exchanged for A Shares or B Shares of the same Fund should the holder of Trust Class shares cease to be eligible to invest in the Trust Class. Additionally, A Shares or B Shares may be exchanged for Trust Class shares if the investor is eligible to invest in the Trust Class. For example, in the event that legal title to Trust Class shares passes to a trust beneficiary, or in the event that a trust, agency or similar account distributes Trust Class shares, the shares may be held by the account beneficiary only if they are promptly exchanged for A Shares or B Shares of certain funds shares. Each Fund reserves the right to redeem Trust Class shares held by shareholders not eligible to purchase such shares if not converted to A Shares or B Shares after 30 days. A Shares may be exchanged for A Shares or B Shares of certain funds only. A Shares of U.S. Treasury Money Fund are not currently available for purchase by conversion or otherwise. A Shares of Government Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund are only available for purchase by conversion.

Redemption of Shares
Customers may redeem all or part of their Trust Class shares of a Fund held through their bank in accordance with instructions and limitations pertaining to their account at the bank. It is the responsibility of each bank to transmit redemption orders to Crestar Bank and to credit the bank's customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by the Funds, although banks may charge their customer accounts for services provided in connection with the redemption of shares of the Funds. Information concerning these services and any charges are available from the banks. For further information contact an account officer at the bank. Redemption orders are effected at the NAV next determined after receipt of the order in good order by Crestar Bank. All dividends credited to the shareholder up to the date of redemption are paid to the shareholder at the end of the month.

Crestar Bank reserves the right to wire redemption proceeds within seven days following receipt of the order. With respect to the money market funds, if a redemption order is received before 1:00 p.m. (or 12:00 noon for the Tax Free Money Fund), on a Business Day, payment will normally be wired the same day to the bank.

Subject to each Fund's compliance with applicable regulations, each Fund has reserved the right to pay the redemption, either totally or partially, by a distribution of securities or other property (instead of cash) from a Fund's portfolio. The securities or property distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in kind, brokerage or transaction charges may be incurred when converting the securities to cash, and the shareholder may realize a gain or loss for tax purposes on both the distribution and the subsequent conversion.

A Trust Class shareholder may be required to redeem shares in a Fund if the balance in the shareholder's account with the Fund drops below $1 million ($10,000 for agency accounts) as a result of redemptions and the shareholder does not increase the account's balance to at least $1 million (or $10,000) on 30 days' written notice. If the share balance in a customer's account at a bank falls below any minimum the customer has agreed to maintain with the bank, the customer may be required to redeem all or a part of his Fund shares or to increase his holdings of Fund shares to the extent necessary to maintain the required minimum balance in the account. Qualified cash management accounts purchasing Trust Class shares will not be required to maintain a minimum balance in any Fund.

Dividends and Tax Matters

Distributions. Income dividends from the money market and bond funds are declared daily and distributed monthly. Each equity fund's income dividends are declared and paid monthly. All Funds distribute substantially all of their net investment income and capital gains (if any) to shareholders each year. Unless the Funds are instructed otherwise, all dividends and distributions of capital gains are automatically reinvested into additional shares of the Fund immediately upon payment thereof.

Federal Taxes. Interest earned by Tax Free Money Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund is federally tax-free when distributed to shareholders as income dividends. If one of the tax-free funds earned federally taxable income from any of its investments, it would be distributed as a taxable dividend. These Funds may invest in securities the interest on which is subject to the federal alternative minimum tax for individuals, and to the extent that each such Fund does so, individuals who are subject to the alternative minimum tax will be required to report a portion of their dividends as a "tax preference item" in determining their federal taxes.

A portion of each equity fund's dividends may qualify for the dividends-received deduction for corporations. Distributions from a Fund's taxable net investment income and short-term capital gains generally are taxable to shareholders as dividends, and long-term capital gains (if any) are taxed as long-term capital gains.

Each Fund's distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in December and paid in January will be taxable as if paid on December 31. Each Fund will send shareholders a tax statement by January 31 showing the tax status of the distributions received in the past year and will file a copy with the Internal Revenue Service ("IRS"). You should keep all statements you receive to assist in your personal recordkeeping.

State and Local Taxes.

Maryland Municipal Bond Fund:
To the extent the Fund qualifies as a regulated investment company under the Internal Revenue Code, it will be subject to tax only on (1) that portion of its income on which tax is imposed for federal income tax purposes under Section 852(b)(1) of the Internal Revenue Code and (2) that portion of its income which consists of federally tax exempt interest on obligations other than Maryland Exempt Obligations (hereinafter defined) to the extent such interest is not paid to Fund shareholders in the form of exempt-interest dividends. To the extent dividends paid by the Fund represent interest excludable from gross income for federal income tax purposes, that portion of exempt-interest dividends that represents interest received by the Fund on obligations issued by the State of Maryland, its political subdivisions, Puerto Rico, the U.S. Virgin Islands, or Guam and their respective authorities or municipalities ("Maryland Exempt Obligations"), will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Fund except in the case of a shareholder that is a financial institution. Except as noted below, all other dividend distributions will be subject to Maryland state and local income taxes.

Capital gains distributed by the Fund to a shareholder or any gains realized by a shareholder from a redemption or sale of shares must be recognized for Maryland state and local income tax purposes to the extent recognized for federal income tax purposes. However, capital gains distributions included in the gross income of shareholders for federal income tax purposes are subtracted from capital gains income for Maryland income tax purposes to the extent such distributions are derived from the disposition by the Fund of debt obligations issued by the State of Maryland, its political subdivisions and authorities.

Except in the case of a shareholder that is a financial institution, dividends received by a shareholder from the Fund that are derived from interest on U.S. government obligations will be exempt from Maryland state and local income taxes.

In the case of individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Internal Revenue Code for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds is a preference item for purposes of calculating the federal alternative minimum tax. Accordingly, if the Fund holds private activity bonds of an issuer other than the State of Maryland, its political subdivisions, or other Maryland bond issuing authorities, the excess of 50% of that portion of exempt- interest dividends which is attributable to interest on such private activity bonds over a threshold amount may be taxable by Maryland. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder in order to purchase or carry shares of the Fund will not be deductible for Maryland state and local income tax purposes. Individuals will not be subject to personal property tax on their shares of the Fund. Shares of the Fund held by a Maryland resident at death may be subject to Maryland inheritance and estate taxes.

Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund:
Under existing Virginia law, provided that Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund each qualify as a separate "regulated investment company" under the Internal Revenue Code and qualify to and pay dividends that are exempt from federal income tax, distributions to shareholders from the Funds will not be subject to Virginia income taxation to the extent that such distributions are either (i) excludable from gross income for federal income tax purposes and attributable to interest on obligations of Virginia or any of its political subdivisions or instrumentalities ("Virginia Obligations") or obligations of Puerto Rico, the U.S. Virgin Islands or Guam ("Possessions Obligations") or (ii) attributable to interest on obligations issued by the United States or any authority, commission or instrumentality of the United States in the exercise of the borrowing power, and backed by the full faith and credit, of the United States ("United States Obligations"). For shareholders who are subject to Virginia income taxation, distributions from the Funds (whether paid in cash or reinvested in additional common stock) generally will be includable in Virginia taxable income to the extent not described in the preceding sentence. Thus, for example, the portion of a distribution excludable from gross income for federal income tax purposes and attributable to interest on obligations of a state other than Virginia will not be exempt from Virginia income taxation. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Funds will not be deductible for Virginia income tax purposes to the extent such interest expense relates to the portions of distributions exempt from Virginia income taxation.

To be entitled to an exemption described above for distributions attributable to interest on Virginia Obligations, Possessions Obligations or United States Obligations, a shareholder must be able to substantiate the exempt portions of each distribution with reasonable certainty. The determination of exempt portions must be made on a monthly (rather than annual or quarterly) basis if, as planned, the Funds make monthly distributions. Shareholders should retain their statements from the Funds, which are to be issued at least annually, showing the percentages of each monthly distribution attributable to interest on Virginia Obligations, Possessions Obligations and United States Obligations.

Capital gain distributions from the Funds and gain recognized on a sale or other disposition of shares of the Funds (including transfers in connection with the redemption or repurchase of shares) generally will not be exempt from Virginia income taxation.

For taxpayers other than corporations, the maximum marginal Virginia income tax rate is 5.75%. The same rate applies to capital gains as to other taxable income.

The Funds will not be subject to any Virginia intangible personal property tax on any obligations in the Funds. In addition, shares of the Funds held for investment purposes will not be subject to any Virginia intangible personal property tax.

Capital Gains. Shareholders in the equity and bond funds may realize a capital gain or loss when they redeem or exchange shares. For most types of accounts, the equity and bond funds will report the proceeds of the redemptions to investors and the IRS annually. However, because the tax treatment also depends on an individual's purchase price and his personal tax position, shareholders should keep their regular account statements to use in determining their tax.

"Buying a Dividend." On the ex-dividend date for an income dividend or distribution from capital gains, each bond and equity fund's share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you would pay the full price for the shares and then receive a portion of the share price as a taxable distribution unless the distribution were an exempt-interest dividend.

Other Tax Information. In addition to federal taxes, you may be subject to state or local taxes depending on the laws in their area. Consult your tax adviser concerning the application of state and local taxes to investments in the Funds, which may differ from the federal income tax consequences described above.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions.

Please refer to the Statement of Additional Information for more information regarding taxes.

Performance

Performance of each Class may be quoted in advertising in terms of yield, effective yield, tax equivalent yield or total return, as appropriate. Performance figures are based on historical results and are not intended to indicate future performance.

The yield of each class of each bond and money market fund is calculated by dividing the net investment income (net of expenses) (as defined by the SEC) earned by the fund over a 30-day period (for each bond fund) and 7-day period (for money market funds), by the average number of shares entitled to receive distributions, expressed as an annualized percentage rate. The effective yield is calculated similarly, but assumes that the income earned from the investment is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Because yield accounting methods differ from the methods used for other accounting purposes, each bond and money market fund's yield may not equal its distribution rate, the income paid to an account or the income reported in the fund's financial statements.

Tax Free Money Fund and the municipal bond funds also may quote tax-equivalent yields, which show the approximate taxable yield an investor would have to earn, before taxes, to equal the Fund's tax-free yield. A tax-equivalent yield is calculated by dividing the tax-exempt yield by the result of one minus a stated federal and/or state tax rate. If only a portion of the Fund's income was tax-exempt, only that portion is adjusted in the calculation.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in a Fund and assumes that all dividends and capital gain distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the Funds' returns, investors should recognize that they are not the same as actual year-by-year results. The yield and total return of the three classes are calculated separately; the yields and total returns of A Shares and B Shares will be lower than that of Trust Class shares. When a class quotes an average annual total return covering a period of less than one year, the calculation assumes the performance will remain constant for the rest of the year. Since this may or may not occur, these average annual total returns should be viewed as hypothetical returns rather than actual performance. To illustrate the components of overall performance, the Funds may separate their cumulative and average annual total returns into income results and capital gain or loss. The Funds may quote their total returns on a before tax or after tax basis.

Portfolio Transactions

When placing a portfolio transaction, the Adviser attempts to obtain the best net price and execution of the transaction. Commissions for portfolio transactions executed on a securities exchange are negotiated between the Adviser and the executing broker. The Adviser seeks to obtain the lowest commission rate available from brokers while also considering the quality of the service rendered by the broker and the broker's provision of the research and execution services described below. A Fund may, however, pay higher than the lowest available commission rates when the Adviser believes it is reasonable to do so in light of the value of the brokerage, research and other services provided by the broker effecting the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions.

The Adviser may place portfolio transactions with broker-dealers who provide research or execution services to the Funds or other accounts over which the Adviser or its affiliates exercise investment discretion. These services assist the Adviser in making investment decisions by providing a variety of information, including but not limited to: on-line access to financial information (such as prices and earnings estimates); technical as well as fundamental analyses of securities and financial markets; portfolio strategy information; software and hardware that assists in the investment decision-making process; portfolio performance measurement; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers is generally made by the Adviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Adviser's investment staff based upon the quality of research or execution services provided. The Funds may execute brokerage or other agency transactions through its distributor or an affiliate of its distributor or through an affiliate of the Adviser, which are registered broker-dealers.



The frequency of portfolio transactions, a Fund's portfolio turnover rate, will vary from year to year depending on market conditions. For the fiscal year ended November 30, 1997, the Funds' portfolio turnover rates were: Limited Term Bond Fund, 64%; Intermediate Bond Fund, 66%; Government Bond Fund, 144%; Maryland Municipal Bond Fund, 5%; Virginia Intermediate Municipal Bond Fund, 30%; Virginia Municipal Bond Fund, 39%; Value Fund, 100%; Capital Appreciation Fund, 123%; and Special Equity Fund, 148%.



Advisory and Related Agreements

Adviser
Crestar Asset Management Company (formerly Capitoline Investment Services, Incorporated), 919 East Main Street, Richmond, Virginia 23219, provides investment advisory services to each of the Funds subject to the general supervision of the Company's Board of Directors.

The Company has entered into Investment Advisory Agreements with the Adviser ("Advisory Agreements") on behalf of each Fund, pursuant to which the Adviser is paid for its advisory services to each Fund at an annual rate based on the following fee schedule: Cash Reserve Fund, U.S. Treasury Money Fund and Tax Free Money Fund, .40% of each Fund's average daily net assets for the first $500 million of net assets; .35% of each Fund's average daily net assets on the next $500 million of net assets; and .30% of each Fund's average daily net assets on all remaining net assets; Capital Appreciation Fund, Value Fund and Special Equity Fund, .75% of each Fund's average daily net assets; Limited Term Bond Fund and Intermediate Bond Fund, .50% and .60%, respectively, of each Fund's average daily net assets; Virginia Intermediate Municipal Bond Fund, .50% of the Fund's average daily net assets; and Government Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund, .60% of average daily net assets for its advisory services to each of these Funds. The Adviser, at its sole discretion, may waive all or any portion of its advisory fee. Any waiver, which may be discontinued at any time, has the effect of increasing the Fund's yield for the period during which the waiver was in effect and may not be recouped at a later date. The advisory fees for Capital Appreciation Fund, Value Fund and Special Equity Fund are higher than those generally paid by investment companies.

The Adviser, at its sole discretion, may pay financial institutions or other industry professionals such as investment advisers, accountants, banks, and estate planning firms ("Qualified Recipients") for shareholder support services. The Adviser may engage banks and brokers, including Crestar Bank and Crestar Securities Corporation (and affiliates thereof), as Qualified Recipients to perform certain shareholder support services. In addition, such Qualified Recipients may impose charges or other requirements on their customers for automatic investment and other cash management services which an investor utilizing such services should take into consideration when determining the effective yield of an investment in a Fund.



For the fiscal year ended November 30, 1997, for services provided to the Funds, the Adviser received advisory fees from Cash Reserve Fund, U.S. Treasury Money Fund, Tax Free Money Fund, Limited Term Bond Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund equal to .38%, .40%, .40%, .50%, .60%,
 .50%, .22%, .50%, .50%, .75%, .75% and .75%, respectively, of the average daily net assets of each Fund.

The Adviser is a wholly-owned subsidiary of Crestar Bank, which is a subsidiary of Crestar Financial Corporation, a Mid-Atlantic Region banking organization. Crestar Financial Corporation had total assets of approximately $22.2 billion as of December 31, 1997. Crestar Financial Corporation was organized in 1962 as a bank holding company registered under the federal Bank Holding Company Act of 1956 and files annual and periodic reports with the SEC under the Securities Exchange Act of 1934. (See "Banking Law Matters.")

The Adviser was organized in 1973 and is one of the largest investment advisory organizations in Virginia. As of December 31, 1997, the Adviser managed trust and investment assets of approximately $15 billion.

Administrator and Distributor
SEI Fund Resources (the "Administrator"), a Delaware business trust, provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel, and facilities. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .15% of the average daily net assets of the Funds. The Administrator, in its sole discretion, may waive all or any portion of its fee. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, serves as distributor. Each Fund may execute brokerage or other agency transactions through the Distributor for which the Distributor receives compensation.



Distribution and Service Plans
The Board of Directors of the Company has approved an Amended and Restated Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act (the "Rule"). Under this Plan the Distributor is compensated at the annual rate of .15% of the aggregate average daily net assets of the Trust Class shares of each Fund. The Distributor will be compensated for distribution services provided to the Trust Class shares including the printing and distribution of Prospectuses, Statements of Additional Information or reports prepared for the use in connection with the offering of shares of the Funds (other than to existing shareholders at the time of such mailing), the expenses incurred for the preparation of any other literature used by the Distributor in connection with any such offering. The Distributor has agreed to waive any fees payable pursuant to the Plan, and will bear the costs of other distribution-related activities. The Distributor reserves the right to terminate its waiver at any time at its sole discretion.

The Plan also permits the Adviser, at its sole discretion, to use all or a portion of the advisory fee received, as well as its past profits or other resources, to pay financial institutions or other industry professionals such as investment advisers, accountants, banks, and estate planning firms for shareholder support services. The Adviser may engage banks and broker-dealers, including Crestar Bank and Crestar Securities Corporation (and affiliates thereof), as Qualified Recipients to perform certain shareholder support services. Such

Qualified Recipients may impose charges or other requirements on their customers for automatic investment and other cash management services which an investor utilizing such services through a Qualified Recipient should take into consideration when determining the effective yield of an investment in a Fund.

The Distributor may pay all or a portion of the distribution fee to Qualified Recipients who sell shares of each Fund. Qualified Recipients who provide enhanced inquiry, order entry and sales facilities in connection with transactions in Fund shares by their clients may receive a fee up to the maximum applicable asset based sales charges. In addition, the Distributor will, at its expense, provide promotional incentives such as sales contests and trips to investment professionals who support the sale of shares of each Fund. In some instances, these incentives will be offered only to certain types of investment professionals, such as bank-affiliated or non-bank affiliated broker-dealers, or to investment professionals whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.

Transfer Agent and Custodian
Crestar Bank (the "Transfer Agent"), 919 East Main Street, Richmond, VA 23219, acts as each Fund's transfer agent, dividend paying agent and custodian. As Transfer Agent, Crestar Bank maintains shareholder accounts and records for each Fund. For its services as Transfer Agent, Crestar Bank is paid a monthly fee at the annual rate of .05% of average net assets of the Trust Class of each Fund.

As Custodian, Crestar Bank safeguards and controls the Funds' cash and securities, handles the receipt and delivery of securities and collects income on Fund investments. For these services, Crestar Bank is paid a monthly fee at an annual rate of up to .04% of each Fund's average net assets.

Crestar Bank is permitted to subcontract any or all of its functions to one or more qualified sub-transfer agents, sub-custodians or other persons. Crestar Bank is permitted to compensate those agents for their services, but no such compensation may increase the aggregate amount of payments by the Funds to Crestar Bank pursuant to the Transfer Agent or Custodian Agreements.

Other Expense Information

Each Fund may elect not to qualify its shares for sale in every state. For the purpose of the Adviser's obligation to reimburse expenses, each Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Adviser monthly. Each Fund's expenses include Company expenses attributable to a particular Fund, are allocated to that Fund. Expenses not directly attributable to a particular Fund, are allocated among the Funds in proportion to their average net assets. Transfer agency expenses attributable to a particular Class of shares are paid by that Class.

Subject to the obligations of the Adviser under the Advisory Agreement to reimburse a Fund for its expenses in excess of the lowest applicable state limitations, if any, each Fund has confirmed its obligation to pay all of that Fund's other expenses.

Banking Law Matters

Banking laws and regulations, including the Glass-Steagall Act (as currently interpreted by the Board of Governors of the Federal Reserve System), prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities. The same laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and to purchase shares of the investment company as agent for and upon the order of a customer. Upon advice of counsel, the Company's Board of Directors believes that the Adviser, Crestar Bank and any bank or bank affiliate may perform processing or transfer agency or similar services described in this Prospectus for each Fund and its shareholders without violating applicable federal banking laws or regulations.

However, judicial or administrative decisions or interpretations of, as well as changes in, either federal or state statutes or regulations relating to the activities of banks and their affiliates could prevent a bank or bank affiliate from continuing to perform all or a part of the activities contemplated by this Prospectus. If banks or bank affiliates were prohibited from so acting, the Company would change its existing policies to permit bank customers who are shareholders to remain shareholders of a Fund and would implement alternative means for continuing the servicing of such shareholders. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank or bank affiliates may no longer be able to avail itself of the bank's or its affiliates' services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

Description of Common Stock



Cash Reserve Fund, U.S. Treasury Money Fund, Limited Term Bond Fund, Intermediate Bond Fund, Government Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund are diversified portfolios of CrestFunds, Inc. Tax Free Money Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund are non-diversified portfolios of CrestFunds, Inc. The authorized capital stock of the Company, which was incorporated as a Maryland corporation on March 17, 1986, consists of 20 billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Board of Directors may, without shareholder approval and at the Company's expense, divide the authorized stock into an unlimited number of separate series. Currently all the authorized stock of the Company is divided into 12 separate series: Cash Reserve Fund Common Stock, U.S. Treasury Money Fund Common Stock, Tax Free Money Fund Common Stock, Limited Term Bond Fund Common Stock, Intermediate Bond Fund Common Stock, Government Bond Fund Common Stock, Maryland Municipal Bond Fund Common Stock, Virginia Intermediate Municipal Bond Fund Common Stock, Virginia Municipal Bond Fund Common Stock, Value Fund Common Stock, Capital Appreciation Fund Common Stock and Special Equity Fund Common Stock, representing shares for each of the Company's 12 CrestFunds. The CrestFunds offer one or more of three classes of shares: Trust Class (offered by this Prospectus) and A Shares and B Shares (offered by a separate prospectus). Performance of A Shares and B Shares is lower than that of Trust Class shares of the same Fund due to A Shares' and B Shares' higher total expenses. At the end of seven years, B Shares automatically convert to A Shares. B Shares are available for Special Equity Fund, Value Fund, Cash Reserve Fund, Government Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund. U.S. Treasury Money Fund has indefinitely suspended its offering of A Shares. The offering may recommence upon supplementing the A Shares and B Shares Prospectus.



All shares of the Company have equal voting and liquidation rights, and fractional shares have those rights proportionately. Generally, shares will be voted in the aggregate without reference to a particular Fund or Class, unless the matter affects only one Fund or Class or voting by a Fund or Class is required by law, in which case shares will be voted separately by the Fund or Class, as the case may be. Maryland law does not require the Company to hold annual meetings of shareholders and the Company does not intend to do so, though special meetings will be held when required by law. Shareholders representing 25% or more of the Company or a Fund may, as set forth in the Company's By-laws, call meetings of the Company or a Fund, as the case may be, including, in the case of a meeting of the entire Company, the purpose of voting on removal of one or more Directors. There are no conversion or preemptive rights in connection with shares of each Fund. All shares, when issued and paid for, in accordance with the terms of the offering will be fully paid and non-assessable.



A shareholder owning of record or beneficially more than 25% of a Fund's shares may be considered to control that Fund. As of March 2, 1998, Crestar Bank was the record holder of more than 25% of the shares of the following Funds:

                                      Fund Name                                                 Shareholder              %
Cash Reserve Fund...................................................................    Crestar Bank, Richmond, VA     85.93%
U.S. Treasury Money Fund............................................................    Crestar Bank, Richmond, VA       100%
Tax Free Money Fund.................................................................    Crestar Bank, Richmond, VA     94.98%
Limited Term Bond Fund..............................................................    Crestar Bank, Richmond, VA     86.60%
Intermediate Bond Fund..............................................................    Crestar Bank, Richmond, VA     92.93%
Government Bond Fund................................................................    Crestar Bank, Richmond, VA     80.38%
MD Municipal Bond Fund..............................................................    Crestar Bank, Richmond, VA     54.55%
VA Intermediate Municipal Bond Fund.................................................    Crestar Bank, Richmond, VA     93.20%
VA Municipal Bond Fund..............................................................    Crestar Bank, Richmond, VA     73.23%
Value Fund..........................................................................    Crestar Bank, Richmond, VA     86.93%
Capital Appreciation Fund...........................................................    Crestar Bank, Richmond, VA     70.82%
Special Equity Fund.................................................................    Crestar Bank, Richmond, VA     84.32%



This record ownership includes accounts owning Fund shares for which Crestar Bank acts as trustee or agent.

Appendix

The following briefly describes the securities in which the Funds may invest and the transactions they may make. The Funds are not limited by this discussion, however, and may purchase other types of securities and enter into other types of transactions if they meet each Fund's respective quality, maturity, and liquidity requirements.

A complete listing of the Fund's policies and limitations and more detailed information about the Fund's investments is contained in the Fund's Statement of Additional Information. Recent holdings and investment strategies are described in the Funds' financial report.

American Depositary Receipts ("ADRs"). Value Fund and Capital Appreciation Fund may invest in sponsored ADRs which are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national markets and currencies. A sponsored ADR is an ADR established jointly by the issuer of the security underlying the receipt and the bank or other financial institution holding the receipt.

Asset-Backed Securities. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. A Fund may purchase units of beneficial interest in pools of purchase contracts, financing leases, and sales agreements entered into by municipalities. These municipal obligations may be created when a municipality enters into an installment purchase contract or lease with a vendor and may be secured by the assets purchased or leased by the municipality. However, except in very limited circumstances, there will be no recourse against the vendor if the municipality stops making payments. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

Bankers' Acceptances. The money market funds may purchase bankers' acceptances, which are time drafts drawn on and accepted by a bank, the customary means of effecting payment for merchandise sold in import-export transactions and a source of financing used extensively in international trade.

Bank Obligations. The performance of the money market funds may be affected by conditions affecting the banking industry. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. Bank profitability is largely dependent on the availability and cost of capital funds, and has shown significant fluctuation recently as a result of volatile interest rate levels. In addition, general economic conditions are important to bank operations, with exposure to credit losses potentially having an adverse effect.

Certificates of Deposit. Cash Reserve Fund and Tax Free Money Fund may purchase certificates of deposit, which are debt instruments issued by a bank that usually pays interest. Maturities range from a few weeks to several years. Interest rates are set by competitive forces in the marketplace.

Collateralized Mortgage Obligations. The corporate bond funds may purchase collateralized mortgage obligations ("CMOs"), which are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and have different maturities and often are retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. CMOs may be volatile investments. During periods of declining interest rates, prepayment of mortgages underlying CMOs can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these prepayment risks, the realized yield or total return of a particular issue may be reduced.

Commercial Paper. The money market funds may purchase commercial paper, which is comprised of short-term obligations issued by banks, broker-dealers, corporations, or other entities for purposes such as financing their current obligations. Currently only the Cash Reserve Fund intends to purchase commercial paper and will limit its purchase of these instruments to those rated Prime-1 by Moody's or A-1 by S&P.

Common Stock. The equity funds may purchase common stock which is evidence of ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. For the most part, however, common stock has more potential for appreciation. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

Convertible Preferred Stock. The corporate bond funds and the equity funds may purchase convertible preferred stock, which is preferred stock that may be converted or exchanged by the holder into shares of the underlying common stock at a stated exchange ratio. A convertible security may also be subject to redemption by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption, the Fund could be required to tender it for redemption, convert it to the underlying common stock, or sell it to a third party.

Delayed-Delivery Transactions. The money market and bond funds may buy and sell obligations on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. Ordinarily, a Fund will not earn interest on securities purchased until they are delivered; failure by the other party to deliver a security purchased by a Fund may result in a loss or a missed opportunity to make an alternative investment. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in a bond fund's yield.

Demand Feature. A put that entitles the security holder to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals is a demand feature. With respect to the money market funds, such intervals may not exceed 397 days. A standby commitment is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

Foreign Investments. The corporate bond funds and the equity funds may invest in foreign securities traded in the United States, which involve risks in addition to the risks inherent in domestic investments. The Funds' foreign investments may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. In addition, foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors.

These risks are typically greater for investments in less developed countries whose governments and financial markets may be more susceptible to adverse political and economic developments. In addition, to the political and economic factors that can affect foreign securities, a governmental issuer may be unwilling to repay principal and interest when due, and may require that the conditions for payment be re-negotiated. These factors could make foreign investments, especially those in developing countries more volatile. The Adviser considers these factors in making investments for the Fund. There is no limitation on the amount each corporate bond fund and equity fund may invest in foreign securities or in any one country. The corporate bond funds will invest only in U.S. dollar-denominated foreign securities.

Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are referred to as government securities. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency. For example, securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation are supported only by the credit of the issuing agency, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury securities and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Government and are the highest quality government securities.

Illiquid Securities. Illiquid securities are securities which cannot be disposed of within seven days at approximately the price at which they are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements of over seven days in length. The Adviser will determine and monitor the liquidity of portfolio securities subject to the supervision of the Fund's Board of Directors.

Indexed Securities. The corporate bond and government bond funds may invest in indexed securities whose value is linked to currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

Investment-grade Securities. Investment-grade securities include securities rated BBB or higher by S&P or Baa or higher by Moody's which generally provide adequate to strong protection of principal and interest payments. Securities rated BBB or Baa may be more susceptible to potential adverse changes in circumstances which may lead to a weakened capacity to make principal and interest payments and may have speculative characteristics as well. If a security is rated investment-grade by one rating agency and below investment-grade by another rating agency, the Adviser may make a determination as to the security's investment-grade quality.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements and in order to generate additional income, the corporate bond funds, taxable money market funds and equity funds may lend their portfolio securities to broker-dealers and other institutional borrowers. Such loans must be callable at any time and continuously secured by collateral (cash, U.S. Government securities or money market instruments) in an amount not less than the market value, determined daily, of the securities loaned. Loans secured by cash collateral are invested in short-term high quality debt securities, U.S. government securities or money market instruments.

In the event of the bankruptcy of the other party to either a securities loan, a repurchase agreement or a reverse repurchase agreement, a Fund could experience delays in recovering either the securities it lent or its cash. To the extent that, in the meantime, the value of the securities a Fund lent has increased or the value of the securities it purchased has decreased, it could experience a loss.

Letters of Credit. Issuers or financial intermediaries who provide demand features or standby commitments often support their ability to buy securities on demand by obtaining letters of credit ("LOCs") or other guarantees from banks. LOCs also may be used as credit supports for other types of municipal instruments. The Adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Mortgage-Backed Securities. The corporate bond and government bond funds may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the corporate bond funds may invest in them if the Adviser determines they are consistent with the Funds' investment objective and policies.

The market volatility of mortgage-backed securities can be greater than the market volatility of other bonds. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. During periods of declining interest rates, prepayment of mortgages underlying mortgage securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield or total return of a particular issue. In the absence of a known maturity, market participants generally refer to a security's estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

Stripped Mortgage-Backed Securities. Securities created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities are stripped mortgage-backed securities. The holder of the "principal only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. The market volatility of stripped mortgage-backed securities tends to be greater than the market volatility of other types of mortgage-backed securities in which the Funds may invest. If the mortgage assets which underlie the stripped mortgage-backed securities were to experience greater than anticipated prepayments of principal, a Fund could fail to fully recoup its initial investment in these securities, even if they are rated in the highest rating categories (e.g., AAA or Aaa by S&P or Moody's, respectively).

Municipal Securities. Municipal securities include general obligation securities, which are backed by the full taxing power of a municipality, and revenue securities, which are backed by the revenues of a specific tax, project, or facility. Industrial development, or private activity, bonds are a type of revenue bond backed by the credit and security of a private entity and may involve greater risk; such securities, which may be subject to the federal alternative minimum tax, include securities issued to finance housing projects, many hospital and university facilities, student loans, and privately owned solid waste disposal and water and sewage treatment facilities.

Repurchase Agreements. The corporate bond funds, government bond fund, taxable money market funds and equity funds may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. In the event of bankruptcy of the other party to a repurchase agreement, the Funds could experience delays in recovering its cash. To the extent that, in the meantime, the true value of securities purchased had decreased, the Funds could experience a loss. In all cases, the Adviser must find the credit worthiness of the other party to the transaction satisfactory.

Resource Recovery Bonds. The Tax Free Money Fund and the municipal bond funds may purchase resource recovery bonds, which are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

Refunding Contracts. The municipal bond funds may invest in refunding contracts which require the issuer to sell and a Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, a Fund agrees to repurchase the instrument at an agreed-upon price and time. A Fund expects that it will engage in reverse repurchase agreements for temporary purposes such as to fund redemptions. Reverse repurchase agreements may increase the risk of fluctuation in the market value of a Fund's assets or in its yield.

While a reverse repurchase agreement is outstanding, a Fund will maintain appropriate liquid assets such as cash, U.S. government securities, or other liquid high grade debt securities, in a segregated custodial account to cover its obligations under the agreement. A Fund will enter into reverse repurchase agreements only with those parties whose creditworthiness is deemed satisfactory by the Adviser.

Stripped Government Securities. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. Each Fund may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), that are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond By the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP STRIPS are eligible investments for each money market and bond fund.

Each Fund except the U.S. Treasury Fund may purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payments that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion.

Because of the SEC's views on privately stripped government securities, a Fund must treat them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds. Accordingly, a Fund currently intends to purchase only those privately stripped government securities that have either received the highest rating from two nationally recognized rating services (or one, if only one has rated the security), or, if unrated, been judged to be of equivalent quality by the Adviser.

Tax and Revenue Anticipation Notes. Tax and revenue anticipation notes are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues. Bond anticipation notes normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs.

Time Deposits. Time deposits are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time. Time deposits with a maturity of seven business days or more are considered illiquid.

Variable and Floating Rate Instruments. The money market funds and the bond funds may purchase variable and floating rate instruments, including certain participation interests in municipal obligations, which have interest rate adjustment formulas that help to stabilize their market values. Many variable and floating rate instruments also carry demand features that permit the Funds to sell them at par value plus accrued interest on short notice. When determining the maturity of a variable or floating rate instrument, the Funds may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the (pound)mal maturity of the instrument.

Zero Coupon Bonds. The corporate bond funds may purchase zero coupon bonds. Zero coupon bonds do not make regular interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, each Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

Risks and Special Considerations Concerning Maryland Municipal Bond Fund



Economy. The economy of the State of Maryland continues to demonstrate relatively strong performance, with personal income well above the national average. Total State employment was 2.67 million in January, 1998 with the majority of jobs in trade, service, and government sectors. The national recession caused a loss of jobs in Maryland since employment levels peaked in mid-1990 but employment levels began to recover in mid-1992. Unemployment was 5.1% in January, 1998, compared to a national average of 5.2%. The State's population in 1997 was approximately 5.1 million, with 87% concentrated in the Baltimore-Washington corridor.

Debt. In addition to the State of Maryland and its agencies, there are 23 counties and 157 incorporated municipalities in Maryland (including Baltimore City, which functions much like a county), many of which have outstanding debt. As described below, a number of Maryland public authorities also issue debt. The State of Maryland and its political subdivisions issue four basic types of debt having varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged taxes or revenue streams, conduit revenue bonds payable from the repayment of certain loans to entities such as hospitals and universities, and tax-exempt lease obligations (including certificates of participation in the same), the payments under which are subject to annual appropriation. In 1997, $2,882 million in state and local debt was issued in Maryland, with approximately 41% representing general obligation debt and 59% revenue bonds or lease-backed debt, compared to 33% general obligation and 67% revenue backed bonds nationally.

Total combined tax supported debt outstanding of the State, Baltimore City, and all of the counties, municipalities, and special districts within Maryland totaled $13.8 billion as of June 30, 1996. The State of Maryland had $3.12 billion in general obligation bonds outstanding as of December 31, 1997. General obligation debt of the State of Maryland is rated Aaa by Moody's, AAA by Standard & Poor's and AAA by Fitch; there can be no assurance that these ratings will continue. There is no general limit on state general obligation bonds imposed by the State Constitution or laws; state general obligation bonds are payable from ad valorem taxes and, under the State Constitution, may not be issued unless the debt is authorized by a law levying
 .an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. State and local general obligation transportation and tax supported debt on a per capita basis and as a percentage of property values have increased by 18.9% and 14.5%, respectively since 1993. Although the State may borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the State has not made use of this authority.

Many agencies and instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the obligations shall not be deemed to constitute a debt or a pledge of the faith and credit of the State. The Department of Transportation issues limited, special obligations payable primarily from fixed-rate excise taxes and other revenues related mainly to highway use, the amount of which is limited by the General Assembly to $1,074 million for fiscal year 1998 (ending June 30, 1998), the principal amount of such bonds outstanding as of December 31, 1997 was $868.0 million. The Maryland Transportation Authority, the Community Development Administration of the Department of Housing and Community Development, the Maryland Stadium Authority, the Maryland Environmental Service, higher educational institutions (which include the University System of Maryland, Morgan State University, St. Mary's College of Maryland and Baltimore City Community College), The Maryland Food Center Authority and the Maryland Water Quality Financing Administration also have issued and have outstanding bonds, the principal of and interest on which are payable solely from specified sources, principally fees or loan payments generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees. None of these bonds constitute debts or pledges of the faith and credit of the State. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from that of the State's general obligation bonds. Total outstanding revenue and enterprise debt of these State units at December 31, 1997 was approximately $3,650.4 million.

Certain State agencies also execute capital lease or conditional purchase agreements to finance certain facilities; all of the payments under these arrangements are subject to annual appropriation by the State. In the event that appropriations are not made, the State and its agencies may not be held contractually liable for the lease payments. As of December 31, 1997, $93.3 million of lease and conditional purchase financings were outstanding.



In addition, the Maryland Health and Higher Educational Facilities Authority, the Maryland Industrial Development Financing Authority, the Northeast Maryland Waste Disposal Authority, the Maryland Economic Development Corporation and the Maryland Energy Financing Administration issue conduit revenue bonds, the proceeds of which are lent to borrowers eligible under relevant State and federal law. These bonds are payable solely from the loan payments made by the borrowers, and their credit quality vary with the financial strengths of the respective borrowers.



Financial. To a large degree, the risk of the portfolio is dependent upon the financial strength of the State of Maryland, its political subdivisions and the obligors on conduit revenue bonds. After enjoying rapid economic growth in the 1980s, Maryland has experienced declining rates of growth in the 1990s. Despite this trend, per capita income for residents of Maryland exceeds per capita income in the United States.

On June 30, 1994, the State of Maryland's General Fund, representing approximately 50% of each year's total revenues, had a surplus on a budgetary basis of $60 million, together with $161.8 million on deposit in the Revenue Stabilization Account of the State Reserve Fund. On June 30, 1995, the General Fund contained a surplus on a budgetary basis of $26.5 million (after reservation of $106 million for fiscal year 1996 expenses) and the Revenue Stabilization Account of the State Reserve Fund contained $286.1 million. In April 1995, the State's General Assembly approved a $14.4 billion budget for fiscal year 1996, which budget did not include any expenditures based upon additional revenue from new or broad-based taxes, but included a $270 million appropriation to the State Reserve Fund, including $200 million to the Revenue Stabilization Account. When the fiscal year 1996 budget was enacted, the State projected that it would end the fiscal year with a General Fund surplus of $3.1 million. In December 1995 and March 1996, the State lowered its estimates of General Fund revenues by a total of $148 million. To address this reduction in revenues, the State, among other things, reduced General Fund appropriations and transferred $57 million from the Revenue Stabilization Account. The State ended fiscal year 1996 with a General Fund surplus on a budgetary basis of $13.1 million and $461.2 million on deposit in the Revenue Stabilization Account (net of the transfer to the General Fund). In April 1996, the General Assembly approved a $14.6 billion fiscal year 1997 budget. The budget as enacted included funds sufficient to meet all fiscal year 1996 deficiencies and to meet all specific statutory funding requirements and incorporated $29 million in savings from revisions to the State personnel system and reform to the welfare and Medicare programs. On June 30, 1997, the General Fund contained a surplus on a budgetary basis of

$207.2 million, $144.5 of which were designated for fiscal year 1998 operations, in addition to which the Revenue Stabilization Account of the State Reserve Fund contained $490.1 million.

In April 1997, the General Assembly approved a $15.4 billion fiscal year 1998 budget. This budget (i) includes funds sufficient to meet all specific statutory funding requirements; (ii) incorporates the first partial year of a five-year phase-in of a 10% reduction in personal income taxes (estimated to reduce revenues by $38.5 million in fiscal year 1998 and $450 million when fully phased
in) and certain reductions in sales taxes on certain manufacturing equipment (estimated to reduce revenues by $38.6 million when the reductions are fully phased-in during fiscal year 2001); and (iii) includes the first year's $30 million funding under an agreement to provide additional funds totaling $230 million over a five-year period to schools in the City of Baltimore and related grants to other subdivisions totaling $32 million. When this budget was enacted, the State estimated the General Fund surplus on a budgetary basis would be $27.9 million, in addition to which the State projected that there would be a balance of $554 million in the Revenue Stabilization Account of the State Reserve Fund. The State currently projects a General Fund balance on a budgetary basis of $283 million.

The 1998 legislative session of the Maryland General Assembly has not ended. The State's budget for fiscal year 1999 has not yet been enacted. In addition to the Governor's executive budget which includes a full year of the five-year phase-in of a 10% reduction of the personal income tax, $25 million for computer programming modifications to address the "year 2000" problem, $76 million to provide medical coverage to low income children and pregnant women, $61.5 million to provide funding for a state-wide public education program targeted to at-risk students and a $50 million appropriation for additional funding for the schools in the City of Baltimore, various legislative proposals, including tax reduction proposals, are being considered.

Other Maryland Issuers. Many local Maryland governments have also suffered from fiscal stress and general declines in financial performance. Recessionary impacts have resulted in downturns in real estate related receipts, declines in the growth of income tax revenues, lower cash positions and reduced interest income. To compensate for reductions in State aid to local governments, local governments closed this gap by increasing property and other taxes, program cuts, and curtailing pay raises. Certain counties in Maryland are subject to voter approval limitations on property tax levy increases or on increases in governmental spending which limits their flexibility in responding to external changes. Various tax initiatives to reform existing tax structures in certain counties have been placed on election ballots and have been adopted. Future initiatives, if proposed and adopted, could create pressure on the counties and other local governments and their ability to raise revenues. The Fund cannot predict the impact of any such future tax limitations on debt quality.



Many Maryland counties have established agencies with bond issuing authority, such as housing authorities. Maryland municipalities also have the power to issue conduit revenue bonds. Maryland local governments and their authorities are subject to various risks and uncertainties, and the credit quality of the bonds issued by them may vary considerably from that of State general obligation bonds.



Sectors. Certain areas of potential investment concentration present unique risks. In recent years, 10 to 27% of tax-exempt debt issues in Maryland have been for hospitals and other health care facilities. A significant portion of the Fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and limit length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each issue is separately secured by the individual hospital's revenues, third party reimbursement mechanisms for patient care are common to the group. At the present time Maryland hospitals operate under a system which reimburses hospitals according to a State administered set of rates and charges rather than the Medicare Prospective Payment System (PPS). Since 1990, the most recent extension of the waiver, Maryland hospitals have operated below the national average in terms of Medicare cost increases, allowing them to continue operating under the waiver. However, any loss of this waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals. Additionally, national focus on health care reform and any resulting legislation may further impact the financial condition of hospitals in Maryland and other states.



The Fund may from time to time invest in solid waste revenue bonds which have exposure to environmental, technological and market risks which could affect the security and value of the bonds. Such risks include construction delay or shortfalls in construction funds due to increased regulation, and market disruption and revenue variability due to recent court decisions and legislative proposals.

Risks and Special Considerations Concerning Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund General obligations of cities, towns or counties in Virginia are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under section 15.1-227.61 of the Code of Virginia, a holder of any general obligation bond in default may file with the Governor an affidavit setting forth such default. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest. The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest.

Revenue bonds issued by Virginia political subdivisions include (1) revenue bonds payable exclusively from revenue producing governmental enterprises and
(2) industrial revenue bonds, college and hospital revenue bonds and other private activity bonds which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.

Virginia municipal securities that are lease obligations are customarily subject to "nonappropriation" clauses. See "Investment Objective and Policies." Legal principles may restrict the enforcement of provisions in lease financing limiting the municipal issuer's ability to utilize property similar to that leased in the event that debt service is not appropriated.

Chapter 9 of the United States Bankruptcy Code permits a municipality, if insolvent or otherwise unable to pay its debts as they become due, to file a voluntary petition for the adjustment of debts provided that such municipality is "generally authorized to be a debtor under Chapter 9 by State law, or by a governmental officer or organization empowered by State law to authorize such entity to be a debtor under such chapter." Current Virginia statutes do not expressly authorize municipalities generally to file under Chapter 9. It is unclear, however, whether powers otherwise conferred by Virginia law upon municipalities generally or governmental officers might provide "general authorization" for filing a Chapter 9 petition by a municipality. Chapter 9 does not authorize the filing of involuntary petitions against municipalities.

No Virginia law expressly authorizes Virginia political subdivisions to file under Chapter 9 of the United States Bankruptcy Code, but recent case law suggests that the granting of general powers to such subdivisions may be sufficient to permit them to file voluntary petitions under Chapter 9.

Virginia municipal issuers are generally not required to provide ongoing information about their finances and operations, although a number of cities, counties and other issuers prepare annual reports.

Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.


Summary of Bond Ratings*

                                                                                             Rating Services

Investment Grade                                                                           Moody's          S&P
Highest quality ........................................................................    Aaa             AAA
High quality ...........................................................................    Aa              AA
Upper medium grade .....................................................................    A               A
Medium grade, some speculative characteristics .........................................    Baa             BBB

Summary of Commercial Paper Ratings*


                                                                                             Rating Services

                                                                                          Moody's           S&P
Highest quality ......................................................................   Prime-1            A-1
High quality .........................................................................   Prime-2            A-2

------------
* Please refer to the Statement of Additional Information for a more complete discussion of these ratings.

                                CrestFunds, Inc.
                               Trust Class Shares
                      STATEMENT OF ADDITIONAL INFORMATION
                                 March 31, 1998




This Statement is not a prospectus but should be read in conjunction with the current Trust Class Prospectus (dated March 31, 1998) for CrestFunds, Inc. (the "Company"). Please retain this document for future reference. The financial statements and financial highlights, included in the Annual Report for the fiscal year ended November 30, 1997 for Cash Reserve Fund, U.S. Treasury Money Fund, Tax Free Money Fund, Limited Term Bond Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund, are incorporated herein by reference. To obtain without charge additional copies of the Trust Class Prospectus, the Annual Report, or the Investors Class A Shares ("A Shares") and Investors Class B Shares ("B Shares") Prospectus or Statement of Additional Information, please call 1-800-273-7827.



TABLE OF CONTENTS                                                                                                      PAGE
------------------                                                                                                     ----

INVESTMENT POLICIES AND LIMITATIONS.....................................................................................  3
INVESTMENT PRACTICES....................................................................................................  7
PORTFOLIO TRANSACTIONS.................................................................................................. 11
VALUATION OF PORTFOLIO SECURITIES....................................................................................... 12
FUND PERFORMANCE........................................................................................................ 13
ADDITIONAL INFORMATION REGARDING PRICING AND REDEMPTIONS................................................................ 19
DISTRIBUTIONS AND TAXES................................................................................................. 19
DIRECTORS AND OFFICERS AND AFFILIATED PERSONS........................................................................... 23
THE ADVISER............................................................................................................. 24
ADMINISTRATOR AND DISTRIBUTOR........................................................................................... 26
TRANSFER AGENT.......................................................................................................... 30
CUSTODIAN............................................................................................................... 30
AUDITOR................................................................................................................. 30
PRINCIPAL HOLDERS OF SECURITIES..........................................................................................31
FINANCIAL STATEMENTS.................................................................................................... 33
APPENDIX................................................................................................................ 34




CrestFunds, Inc.

CrestFunds, Inc. (the "Company") is a registered open-end management investment company that currently consists of fifteen separate investment portfolios ("portfolios" or "series"). The Company was established as a Maryland corporation on March 17, 1986. The Company's Articles of Incorporation permit it to offer separate series of common stock ("shares") and separate classes of each series. Except for the differences among the Trust Class shares, Investors Class A shares and Investors Class B shares, each share of each series represents an equal proportionate interest in that series with each other share of that series.

This Statement of Additional Information relates to the following investment portfolios: Cash Reserve Fund, U.S. Treasury Money Fund, Tax Free Money Fund, Limited Term Bond Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund (each a "Fund" and, collectively, the "Funds"). Shareholders may purchase shares in the CrestFunds(R) Family of Funds through three separate classes, the Trust Class, Investors Class A and Investors Class B, which provide for variations in distribution and servicing costs, transfer agent fees, voting rights and dividends.

               Adviser:
               --------
               Crestar Asset Management Company (the "Adviser")

               Transfer Agent:
               ---------------
               Crestar Bank (the "Transfer Agent")

               Custodian:
               ----------
               Crestar Bank (the "Custodian")

               Administrator:
               --------------
               SEI Fund Resources ("SFR")



               Distributor:
               ------------
               SEI Investments Distribution Co. (the "Distributor")

                      INVESTMENT POLICIES AND LIMITATIONS
                      -----------------------------------

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

Each Fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities," of the Fund (67% or more of the voting securities present or 50% of the outstanding voting securities, whichever is less) as defined in the Investment Company Act of 1940 (the "1940 Act"). However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

The following are the fundamental investment limitations of Cash Reserve Fund, U.S. Treasury Money Fund and Tax Free Money Fund set forth in their entirety. Each money market fund may not:

1. with respect to 75% of the Fund's assets (50% in the case of Tax Free Money Fund), invest more than 5% of the total market value of its assets (determined at the time of investment) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities;

2.    issue senior securities;

3.    make short sales of securities;



4.    write put and call options;


5. borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made by the Fund;

6.    act as an underwriter of securities;

7. invest in the aggregate more than 10% of the value of its net assets in securities, including municipal lease agreements, for which there is no readily available market and in repurchase agreements maturing in more than 7 days;

8. invest more than 25% of the total market value of its assets (determined at the time of investment) in the securities of foreign banks and foreign branches of domestic banks, in the securities of foreign governments or in the securities of issuers conducting their principal business activities in any one industry; provided, (i) there is no limitation on the aggregate of the Fund's investment in obligations (excluding commercial paper) of domestic commercial banks and in obligations of the United States Government, its agencies or its instrumentalities; and (ii) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

9. invest in real estate (other than debt obligations secured by real estate or interests therein or debt obligations issued by companies which invest in real estate or interests therein);

10. make loans, except that a Fund may (i) purchase publicly issued debt securities for its portfolio, (ii) enter into repurchase agreements, (iii) with respect to Tax Free Money Fund, lend its portfolio securities in an amount up to 10% of the value of its total assets, and (iv) with respect to Cash Reserve Fund and U.S. Treasury Money Fund, lend its portfolio securities in an amount up to 33 1/3% of the value of its total assets;

11. purchase securities having voting rights except, in the case of Tax Free Money Fund, securities of other investment companies (to the extent permitted by the 1940 Act). Subject to certain exceptions, including a merger, acquisition, consolidation or reorganization involving an investment company, the 1940 Act contains a prohibition against a Fund (i) investing more than 5% of its total assets in the securities of another single investment company, (ii) investing more than 10% of its total assets in securities of investment companies, and (iii) purchasing more than 3% of the total outstanding voting stock of another investment company;

12. invest in securities issued, or guaranteed as to principal and interest, by companies that have conducted operations for less than three years, including the operations of predecessors;


13. purchase Restricted Securities (as defined in Rule 144 under the Securities Act of 1933 (the "Securities Act"));


14. make investments for the purpose of exercising control over any issuer or other person; and

15. pledge, mortgage, assign or encumber any of its assets except to the extent necessary to secure a borrowing permitted by clause (5).


The following are the fundamental investment limitations of Limited Term Bond Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund set forth in their entirety. Each bond fund may not:

1. with respect to 75% of its total assets (50% in the case of Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

2.    issue senior securities, except as permitted under the 1940 Act;

3. borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

4. underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities;

5. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business;

6. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;

7. lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

8. Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of each Fund's total assets would be invested in securities of companies whose principal business activities are in the same industry; and

9. Limited Term Bond Fund, Intermediate Bond Fund and Government Bond Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of each Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

The following are the fundamental investment limitations of Value Fund, Capital Appreciation Fund and Special Equity Fund set forth in their entirety. Each equity fund may not:

1. with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

2.    issue senior securities, except as permitted under the 1940 Act;

3. borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

4. underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities;

5. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

6. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; and

8. lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

The following limitations are not fundamental and may be changed without shareholder approval.

Money market funds:

i. Tax Free Money Fund does not currently intend to purchase a security (other than a security issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that the Fund may invest up to 50% of its total assets in the first tier securities of a single issuer for up to three business days.

ii. Cash Reserve Fund does not currently intend to purchase a security (other than a security issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that the Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

iii. Each Fund does not currently intend to lend any security or make any other loan if, as a result, more than 10% of the value of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

iv. Tax Free Money Fund does not currently intend to lend any security or make any other loan.

v. To meet federal requirements for qualification as a "regulated investment company" the Tax Free Money Fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. These limitations do not apply to "government securities" as defined for federal tax purposes.

All bond and equity funds

vi. Each Fund may borrow money only from a bank or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental limitation 3). Each Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

vii. Each Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

viii. Each Fund does not currently intend to purchase securities of other investment companies except pursuant to the provisions of the 1940 Act.

ix.      Each Fund does not currently intend to sell securities short.

Corporate bond funds, government bond fund, and equity funds only

x. With respect to 100% of its total assets, each Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result thereof, a Fund would own more than 10% of the outstanding voting securities of such issuer.

xi. Each of the corporate bond and government bond funds does not currently intend to purchase warrants. Warrants acquired by a Fund in units or attached to securities are not subject to this restriction.

xii. Each Fund does not currently intend to purchase or sell futures contracts or put or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund only

xiii. To meet federal tax requirements for qualification as a "regulated investment company," Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund each limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "government securities" as defined for federal tax purposes.

xiv. Each Fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

xv. Each Fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.


Life Vision Maximum Growth Portfolio, Life Vision Growth and Income Portfolio and Life Vision Balanced Portfolio:

xvi. Each of these Portfolios will operate as a fund of funds in reliance upon Section 12(d)(1)(G) of the Investment Company Act of 1940. Each Portfolio will not, to the extent it may acquire shares of registered open-end investment companies or registered unit investment trusts, acquire such shares in excess of the limits of Section 12(d)(1) by virtue of reliance upon either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.


                              INVESTMENT PRACTICES
                              --------------------

Each Fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Funds.

Repurchase Agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. Each fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest (except that, with respect to the money market funds, the security may have a maturity in excess of 397 days). While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the Funds' current policy to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser pursuant to procedures established by the Board of Directors.

Reverse Repurchase Agreements. In a reverse repurchase agreement a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage.

Securities Lending. The Funds (except Tax Free Money Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond
Fund) may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be creditworthy pursuant to procedures established by the Board of Directors. Furthermore, they will only be made if, in the Adviser's judgment, the income to be earned from such loans would justify the risk.

It is the current view of the staff of the Securities and Exchange Commission ("SEC") that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive at least 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower;
(2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in short-term high quality debt securities, U.S. government securities or money market instruments. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Foreign Investments. Investing in securities issued by companies or other issuers whose principal activities are outside the United States may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about foreign issuers' financial condition and operations, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile that securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher that for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries.

Cash Reserve Fund, the corporate bond funds and the equity funds may invest in U.S. dollar denominated foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

Indexed Securities. A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

Delayed Delivery Transactions. These transactions involve a commitment by a Fund to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after a period longer than the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each money market and bond fund may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If a Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When delayed delivery purchases are outstanding, a Fund will set aside cash or other appropriate liquid assets such as U.S. government securities, or other high grade debt securities in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss. A Fund may renegotiate delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

Refunding Contracts. A Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a Fund will place liquid assets such as cash, U.S. government securities, or other high grade debt securities in a segregated custodial account equal in amount to its obligations under refunding contracts.

Variable or Floating Rate Demand Obligations ("VRDOs"/"FRDOs") are tax-exempt obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

With respect to each money market fund, a demand instrument with a conditional demand feature must have received both a short-term and a long-term high quality rating or, if unrated, have been determined to be of comparable quality pursuant to procedures adopted by the Board of Directors. A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon finding of comparable short-term quality pursuant to procedures adopted by the Board of Directors.

A Fund may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Funds to tender (or put) their bonds to an institution at periodic intervals of up to one year and to receive the principal amount thereof. Each Fund considers variable rate instruments structured in this way ("participating VRDOs") to be essentially equivalent to other VRDOs that it may purchase. The IRS has not ruled whether the interest on participating VRDOs is tax-exempt, and accordingly, the Funds intend to purchase these instruments based on opinions of bond counsel.

With respect to the money market funds, a variable rate instrument that matures in 397 days or less may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument that matures in greater than 397 days but that is subject to a demand feature that is 397 days or less may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. The money market funds may purchase a demand instrument with a remaining final maturity in excess of 397 days only if the demand feature can be exercised on no more than 30 days' notice (a) at any time or (b) at specific intervals not exceeding 397 days.

Tender Option Bonds are created by coupling an intermediate or long-term tax-exempt bond (generally held pursuant to a custodial agreement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the money market funds may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for the Funds, the Adviser will, pursuant to procedures established by the Board of Directors, consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

Standby Commitments are puts that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Fund may acquire standby commitments to enhance the liquidity of portfolio securities, but in the case of the money market funds, only when the issuers of the commitments present minimal risk of default.

Ordinarily a Fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the money market funds, or the valuation of the securities underlying the commitments.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Municipal Lease Obligations. The municipal bond funds may invest a portion of their assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment, and other capital assets. Generally, a Fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation" clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

Federally Taxable Obligations. The municipal bond funds do not intend to invest in securities whose interest is taxable; however, from time to time each such Fund may invest a portion of its assets in fixed-income obligations whose interest is subject to federal income tax. For example, each such Fund may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

Should a municipal bond fund invest in taxable obligations, it would purchase securities that in the Adviser's judgment are of high quality. These include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The bond funds' standards for high quality taxable obligations are essentially the same as those described by Moody's Investors Service, Inc. in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard and Poor's Corporation in rating corporate obligations within its two highest ratings of A-1 and A-2. Additionally, each Fund will purchase such obligations only in accordance with the quality standards as set forth in the Prospectus.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals may also be introduced before state legislatures that would affect the state tax treatment of a Fund's distributions. If such proposals were enacted, the availability of municipal obligations and the value of each Funds' holdings would be affected and the Board of Directors would reevaluate the Funds' objectives and policies.

Each municipal bond fund anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when as a result of maturities of portfolio securities, or sales of Fund shares, or in order to meet redemption requests, a Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions or to preserve credit quality, a Fund may be required to sell securities at a loss.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

The Adviser may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to the Adviser and its affiliates in advising the Funds and other clients, provided that it shall always seek best price and execution with respect to the transactions. Certain investments may be appropriate for the Funds and for other clients advised by the Adviser. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less that all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the Adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results for a Fund.

Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Adviser places all orders for the purchase and sale of portfolio securities for a Fund through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for a Fund the best price and execution available. In seeking the best price and execution, the Adviser, having in mind a Fund's best interest, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market process and trends, the reputation, experience and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research or execution services from broker-dealers that execute portfolio transactions for clients of such advisers. Consistent with this practice, the Adviser receives research or execution services from many broker-dealers with which it places a Fund's portfolio transactions which assists the Adviser in making investment decisions. Such services may include, but are not limited to: on-line access to financial information (such as prices and earnings estimates); technical as well as fundamental analyses of securities and financial markets; portfolio strategy information; software and hardware that assists in the investment decision-making process; portfolio performance measurement; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Some of these services are of value to the Adviser and its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The fee paid by a Fund to the Adviser is not reduced because the Adviser and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), as amended, the Adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the Adviser a commission in excess of the commission charged by another broker-dealer for effecting a particular transaction. To cause a Fund to pay any such greater commissions the Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage or research service provided by such executing broker-dealers viewed in terms of a particular transaction or the Adviser's overall responsibilities to the Fund or its other clients. In reaching this determination, the Adviser will not attempt to place a specific dollar value on the brokerage or research services provided or to determine what portion of the compensation should be related to those services.

It is expected that a Fund may execute brokerage or other agency transactions through the Distributor or an affiliate of the Distributor or through an affiliate of the Advisor, which are registered broker-dealers, for a commission consistent with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Advisor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Fund may direct commission business to one or more designated broker-dealers in connection with such broker-dealers' provision of services to the Fund or payment of certain Fund expenses (e.g., custody, pricing and professional fees). The Directors of the Company, including those who are not "interested persons" of the Company have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.




Brokerage commissions paid by the following Funds for the fiscal years ended 1997, 1996, 1995 and 1994 were:


                                      1997                  1996                   1995                   1994
                              --------------------- --------------------- ----------------------- ---------------------
Value                              1,248,896              $813,371              $1,111,862              $467,961
Capital Appreciation                257,052               $ 89,544              $ 321,065                $77,685
Special Equity                      358,778               $231,715              $ 217,673               $116,129






During fiscal year ended 1997, the Fund paid brokerage commissions with respect to these Funds in the amount of $3,600 to SEI Financial Services Company, which represented .19% of the Fund's aggregate brokerage commissions for such period. The dollar amount of transactions effected through such broker represented .07% of the Fund's aggregate dollar amount of transactions involving the payment of commissions for such period.

Certain of the Funds that invest primarily in fixed income securities pay SEI Financial Services Company a fee with respect to repurchase transactions. For fiscal 1997 these fees were as follows: U.S. Treasury Money Fund, $194,130.90; Cash Reserve Fund, $113,299.81; Limited Term Bond Fund, $1,088.40; Intermediate Bond Fund, $192.30; Government Bond Fund, $672.79; Value Fund, $8,470.97; Special Equity Fund, $1,551.15; and Capital Appreciation Fund, $2,139.67. These fees represent the only commissions paid by these Funds.



                       VALUATION OF PORTFOLIO SECURITIES
                       ---------------------------------

Money Market Funds. Like most money market funds, the Funds value their investments on the basis of amortized cost. This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price a Fund would receive if it sold the instrument.

Valuing a Fund's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 under the 1940 Act. The Funds must adhere to certain conditions under Rule 2a-7; these conditions are summarized in the Prospectus.

The Company's Board of Directors oversees the Adviser's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each money market fund's NAV at $1.00. At such intervals as they deem appropriate, the Directors consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Directors believe that a deviation from a Fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Directors have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Directors may deem appropriate.

During periods of declining interest rates, a Fund's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in a Fund would be able to obtain a somewhat higher yield than would result if the Fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

Bond Funds. Valuations of portfolio securities furnished by the pricing service employed by the Funds are based upon a computerized matrix system and/or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Funds and the Funds' pricing agent under general supervision of the Board of Directors. There are a number of pricing services available, and the Board of Directors, on the basis of on-going evaluation of these services, may obtain quotes directly from broker-dealers or market makers, may use other pricing services or discontinue the use of any pricing service in whole or in part.

Equity Funds. Securities owned by the Funds are appraised by various methods depending on the market or exchange on which they trade. Securities traded on the New York Stock Exchange or the American Stock Exchange are appraised at the last sale price, or if no sale has occurred, at the closing bid price. Securities traded on other exchanges are appraised as nearly as possible in the same manner. Securities and other assets for which exchange quotations are not readily available are valued on the basis of closing over-the-counter bid prices, if available, or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors.

                                FUND PERFORMANCE
                                ----------------

Yield Calculations. In computing each Class of the money market funds' yield for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. Each Class of the money market funds may also calculate a compounded effective yield by compounding the base period return over a one year period. In addition to the current yield, each Class may quote yields in advertising based on any historical seven day period. Yields for the money market funds are calculated on the same basis as other money market funds, as required by regulation.

For the bond funds, yields used in advertising are computed by dividing a Class' interest income for a given 30-day or one-month period, net of a Class of shares' expenses, by the average number of shares of the class entitled to receive dividends during the period, dividing this figure by the Class' NAV (A Shares includes the maximum sales charge) at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of each Class' yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of determining each Class of the bond funds' yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, each Class' yield may not equal its distribution rate, the income paid to shareholder accounts, or income reported in the Fund's financial statements.

For purposes of the municipal funds, a tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment after taxes to equal a Class' tax-free yield. Tax-equivalent yields are calculated by dividing a Class' yield by the result of one minus a stated federal or combined federal, state, and city tax rate. (If only a portion of the Class' yield was tax-exempt, only that portion is adjusted in the calculation.) If any portion of a Class' income is derived from obligations subject to state or federal income taxes, its tax-equivalent yield will generally be lower.

Yield information may be useful in reviewing a Class' performance and in providing a basis for comparison with other investment alternatives. However, each Class' yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of the respective investment companies that they have chosen to consider.

Investors should recognize that in periods of declining interest rates a Class' yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Class' yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Class from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's holdings, thereby reducing the Class' current yield. In periods of rising interest rates, the opposite can be expected to occur.

The distribution rate, which expresses the historical amount of income dividends paid as a percentage of the share price may also be quoted. The distribution rate is calculated by dividing the daily dividend per share by its offering price (including the maximum sales charge, if applicable) for each day in the 30-day period, averaging the resulting percentages, then expressing the average rate in annualized terms. The distribution rate may also be calculated without giving effect to applicable sales charges.



The following table shows the effect of a shareholder's tax status on effective yield under the federal, Virginia State and Maryland State income tax laws for 1997. It shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from 2% to 8%. Of course, no assurance can be given that any of the Tax Free Money Fund and municipal bond funds will achieve any specific tax-exempt yield. While the Funds invest principally in obligations whose interest is exempt from federal income tax, other income received by the Funds may be taxable, and income produced by the Tax Free Money Fund will generally be subject to Virginia or Maryland State income taxation, as the case may be.




                    1998 Tax Rates and Tax Equivalent Yields


Taxable
Income*


                                                                                               Combined       Combined
                                                                                               Federal and    Federal and
                                                                                               Virginia Tax   Maryland
                                                 Federal        Virginia      Maryland         Brackets       Tax
                                                 Tax Bracket**  Tax           Tax Bracket****                 Brackets
                                                                Bracket***
single return             joint return
$0       - $ 25,350       $0       - $ 42,350    15.00%         5.75%         7.92%            19.89%         21.73%
$25,350  - $ 61,400       $ 42,350 - $102,300    28.00%         5.75%         7.92%            32.14%         33.70%
$61,400  - $128,100       $102,300 - $155,950    31.00%         5.75%         7.92%            34.97%         36.46%
$128,100 - $278,450       $155,950 - $278,450    36.00%         5.75%         7.92%            39.68%         41.07%
$278,450 - above          $278,450 - above       39.60%         5.75%         7.92%            43.07%         44.38%



* Taxable income (gross income after all exemptions, adjustments, and deductions) based on current tax rates.

** Excludes the impact of the phaseout of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

*** Virginia has a graduated income tax. The top rate is 5.75% applicable to Virginia taxable income over $17,000.



**** Maryland has a graduated income tax. The top rate is 4.95% applicable to Maryland taxable income over $3,000. In general, Maryland local income taxes imposed by various counties range from 50% to 60% of the State income tax liability, although Talbot and Worcester Counties currently impose income taxes equal to 40% and 20%, respectively, of the state income tax liability. The rate stated assumes a local income tax imposed at 60% of the amount of the state income tax and the tax-equivalent yield table below applicable to effective combined federal and Maryland state tax rates approximates the effect of exemption of distributions of tax-exempt income from the Maryland Municipal Bond Fund from local income tax imposed at that rate.




If your Federal tax rate in 1997 is:

                         15.00%                  28.00%           31.00%            36.00%       39.60%

Then your tax-equivalent yield is:

Yield
-----
2.00%                     2.35%                   2.78%            2.90%             3.13%        3.31%
3.00%                     3.53%                   4.17%            4.35%             4.69%        4.97%
4.00%                     4.71%                   5.56%            5.80%             6.25%        6.62%
5.00%                     5.88%                   6.94%            7.25%             7.81%        8.28%
6.00%                     7.06%                   8.33%            8.70%             9.38%        9.93%
7.00%                     8.24%                   9.92%           10.14%            10.94%       11.59%
8.00%                     9.41%                  11.11%           11.59%            12.50%       13.25%

If your effective combined federal and Virginia state tax rate is:
                         19.89%                  32.14%           34.97%            39.68%       43.07%

Then your tax-equivalent yield is:

Yield
------

2.00%                      2.50%             2.95%             3.08%             3.32%            3.51%
3.00%                      3.75%             4.42%             4.61%             4.97%            5.27%
4.00%                      4.99%             5.89%             6.15%             6.63%            7.03%
5.00%                      6.24%             7.37%             7.69%             8.29%            8.78%
6.00%                      7.49%             8.84%             9.23%             9.95%           10.54%
7.00%                      8.74%            10.32%            10.76%            11.60%           12.30%
8.00%                      9.99%            11.79%            12.30%            13.26%           14.05%



If your effective combined federal and Maryland state tax rate is:
                           21.73%           33.70%            36.46%            41.07%           44.38%



Then your tax-equivalent yield is:



Yield
-----

2.00%                       2.56%            3.02%             3.15%             3.39%            3.60%
3.00%                       3.83%            4.53%             4.72%             5.09%            5.39%
4.00%                       5.11%            6.03%             6.30%             6.79%            7.19%
5.00%                       6.39%            7.54%             7.87%             8.48%            8.99%
6.00%                       7.67%            9.05%             9.44%            10.18%           10.79%
7.00%                       8.94%           10.56%            11.02%            11.88%           12.59%
8.00%                      10.22%           12.07%            12.59%            13.58%           14.38%



Each of the Funds may invest a portion of its assets in obligations that are subject to state or federal income tax. When a Fund invests in these obligations, its tax-equivalent yield will be lower. In the tables immediately above, tax-equivalent yields are calculated assuming investments made by the Virginia Intermediate Municipal Bond and Virginia Municipal Bond Funds are 100% federally and Virginia tax-free and assuming investments made by the Maryland Municipal Bond Fund are 100% federally and Maryland tax-free.

Total Return Calculations. Total returns quoted in advertising reflect all aspects of the Class of shares' return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in the Class' NAV over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Class of shares' performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Class.

In addition to average annual total returns, each Class may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. A Shares' total returns may be quoted with or without taking the maximum sales charge into account. Excluding A Shares' sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Historical Fund Results. The following table shows the money market funds' yields and effective yields for each Class for the seven-day period ended November 30, 1997.




                                                                       Effective                     Tax-Equivalent
                                       Yield+                            Yield+                           Yield+*
                              ---------------------------     ----------------------------    ----------------------------
                                                    Trust                            Trust                           Trust
                              A Shares   B Shares   Class     A Shares   B Shares    Class    A Shares    B Shares   Class
                              --------   --------   -----     --------   --------    ----     --------    --------   -----

Cash Reserve Fund             5.14%      4.19%      5.14%     5.27%      4.27%       5.28%    N/A         N/A        N/A
U.S. Treasury Money Fund      N/A        N/A        4.99%     N/A        N/A         5.12%    N/A         N/A        N/A
Tax Free Money Fund           3.26%      N/A        3.27%     3.31%      N/A         3.32%    4.72%       N/A        4.74%



* Based on an assumed federal income tax rate of 31%.
+ Each money market fund's A Shares, which became effective May 3, 1993, pay an additional distribution-related 12b-1 fee of .25%, which, when taken into account, results in lower yields. Effective March 31, 1994, U.S. Treasury Money Fund discontinued offering A Shares, and the .25% Rule 12b-1 distribution fee for all the money market funds was waived.

Cash Reserve Fund's B Shares became effective on March 29, 1995, at which time a .65% 12b-1 fee (plus a .25% shareholder service fee) began to be imposed.


The following table shows yields and effective yields for each class of the bond funds for the 30-day period ended November 30, 1997 and the average annual total returns for each bond and equity fund for the period ended November 30, 1997.



                                                                       Yield
                                                                       -----
                                                          Trust Class            A Shares        B Shares
                                                          -----------            --------        ---------

Limited Term Bond Fund                                       5.76%                 5.64%          N/A
Intermediate Bond Fund                                       6.06%                 5.87%          N/A
Government Bond Fund                                         5.75%                  N/A          4.79%
Maryland Municipal Bond Fund                                 4.19%                  N/A          3.24%
Virginia Intermediate Municipal Bond Fund                    4.12%                 3.97%          N/A
Virginia Municipal Bond Fund                                 4.59%                  N/A          3.63%




                                                       Average Annual Total Returns+
                                                          1 year*   Trust                Life of Fund*    Trust
                                            A Shares     B Shares   Class     A Shares     B Shares       Class
                                            --------     --------   ----      --------   -------------    ------


Limited Term Bond                            5.71%         N/A       5.84%     24.90%        N/A           30.71%
Intermediate Bond Fund                       6.45%         N/A       6.46%     26.62%        N/A           33.64%
Government Bond Fund                         N/A         5.17%       6.04%       N/A        19.07%         22.17%
MD Municipal Bond Fund                       N/A         5.64%+      6.50%+      N/A        10.43%          7.35%
VA Intermediate Muni. Bond                   5.65%         N/A       5.55%     23.16%        N/A           27.76%
VA Municipal Bond Fund                       N/A         5.58%       6.46%       N/A        15.36%         18.60%
Value Fund                                  25.42%      24.63%      25.41%    104.74%       75.77%        128.46%
Capital Appreciation                        23.80%        N/A       23.71%    100.63%         N/A          91.10%
Special Equity Fund                         23.38%      22.22%      23.28%     76.50%       61.19%        109.57%






*Life of Fund figures are from commencement of operations per class to the period ended November 30, 1997.
+ Average annual total returns include the effect of the maximum sales charge. Effective May 3, 1993, the Funds commenced sales of A Shares. This performance information reflects the A Shares' 12b-1 fees and revised transfer agency fee arrangements for the period May 3, 1993 to November 30, 1997, and therefore, may not be representative of A Shares performance. Initial offering of B Shares was made on March 29, 1995, at which time a .65% 12b-1 fee (plus a .20% shareholder service fee) began to be imposed which fees are also reflected.
+ Ratios are annualized.





Each Class' performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives. This performance may be expressed as a ranking prepared by Lipper Analytical Services, Inc. ("Lipper," sometimes referred to as "Lipper Analytical Services"), an independent service, that monitors the performance of mutual funds. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of all distributions, but does not take sales charges or redemption fees into consideration and is prepared without regard to tax consequences. In addition, each Class of the municipal funds' performance may be compared in advertising to the performance of representative individual municipal securities and unit investment trusts comprised of municipal securities.

The Lipper General Equity Funds Average can be used to show how the Funds' performance compares to a broad-based set of equity mutual funds. The Lipper General Equity Funds Average is an average of the total returns of all equity mutual funds (excluding international funds and funds that specialize in particular industries or types of investments) tracked by Lipper.

Ibbotson Associates of Chicago, Illinois provides historical returns of the capital markets in the United States. Each Class may compare its performance to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds, or U.S. Treasury securities.

Each Class of the money market funds also may compare its performance or the performance of securities in which it may invest to IBC/Donoghue's MONEY FUND AVERAGES(TM), which monitors the performance of taxable and tax-free money market funds. This index, which also assumes reinvestment of distributions, is published by IBC/Donoghue's MONEY FUND REPORT(R) of Ashland, Massachusetts 01721.

Each Class also may quote in advertising the performance of various unmanaged indices as may be selected from time to time, and may compare the price volatility of these indices to the price volatility of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500(R) Index"). These indices may include, but are not limited to, the examples shown in the Appendix.

            ADDITIONAL INFORMATION REGARDING PRICING AND REDEMPTIONS
            --------------------------------------------------------


The Funds are open for business and their NAVs are calculated each day the New York Stock Exchange ("NYSE") and the Custodian, Crestar Bank, are open. The NAV of each money market fund is determined as of 12:00 Noon Eastern time for Tax Free Money Fund, and 1:00 p.m. Eastern time for Cash Reserve Fund and U.S. Treasury Money Fund, and as of the regularly-scheduled close of normal trading on the NYSE, normally 4:00 p.m. Eastern time. The NAV of each equity and bond fund is determined as of the regularly-scheduled close of normal trading on the NYSE. The NYSE and Crestar Bank have designated the following holiday closings for 1997, and the Adviser expects the schedule to be the same in the future: New Year's Day (observed), Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans' Day, Thanksgiving Day and Christmas Day. The holiday closing schedule may be changed by the NYSE and Crestar Bank. When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to merit such action, the Funds will determine NAVs at the close of business, the time of which will coincide with the closing of the NYSE. To the extent that Fund securities are traded in other markets on days the NYSE or Crestar Bank are closed (and a Fund is not open for business), a Fund's NAV may be significantly affected on days when investors do not have access to the Fund to purchase or redeem shares.


If the Directors determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of each Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.



In addition to the minimum investment requirements set forth in the prospectus, the Company's Articles of Incorporation provide that the Company's Board of Directors may establish a "Minimum Amount," not to exceed One Hundred Thousand Dollars ($100,000), for each of the Funds. If the NAV of the shares held by a shareholder is less than the Minimum Amount, the Company may redeem those shares upon providing thirty days written notice to the shareholder. The Company's Board of Directors have set the Minimum Amount for each of the Funds at $100,000. Therefore, if the NAV of the Shares held by a shareholder in any of the Funds is less than One Hundred Thousand Dollars ($100,000), the Fund may redeem those Shares upon providing thirty days written notice to the shareholder.



Pursuant to Rule 11a-3 under the 1940 Act, a Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying a Fund's exchange privilege. Under the Rule, the 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (ii) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

In the Prospectus, the Funds have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

                            DISTRIBUTIONS AND TAXES
                            -----------------------

Distributions. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Fund will hold your distributions without interest or until you provide the Fund with alternate instructions.

Each money market and bond fund declares dividends equal to its entire net investment income (including, in the case of the Cash Reserve Fund and U.S. Treasury Money Fund, net realized short-term capital gains, if any) on each business day of that Fund. Equity funds declare and pay dividends monthly. Net capital gains (and, in the case of Tax Free Money Fund, net short-term capital gains), if any, are declared and distributed annually by all Funds, normally in December. Each money market fund and bond fund declares dividends for Saturdays, Sundays and holidays on the previous business day, and pay dividends after the close of business on the last business day of each month. Unless the Fund's Transfer Agent is otherwise instructed, all dividends and distributions of capital gains are automatically re-invested into additional shares of common stock of that Fund immediately upon payment thereof.




Cash Reserve Fund, U.S. Treasury Money Fund, Tax Free Money Fund, Limited Term Bond Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund each qualified for the fiscal year ended November 30, 1997, and each Fund intends to qualify for each subsequent fiscal year, for tax treatment as a "regulated investment company" under the Internal Revenue Code. By distributing all of its net investment income and any net realized short-term and long-term capital gains for a taxable year in accordance with the timing requirements imposed by the Code, and by meeting certain other requirements relating to the sources of income and diversification of assets, a Fund should not be liable for federal income or excise taxes.


Tax Free Money Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund (collectively the "Municipal Funds"). Dividends paid to shareholders by any of the Municipal Funds out of tax-exempt interest income earned by such a Fund ("exempt-interest dividends") generally will not be subject to federal income tax, provided that (as intended) at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year is comprised of obligations, the interest on which is excluded from gross income under section 103(a) of the Internal Revenue Code. Substantially all of the dividends paid by Tax Free Money Fund are anticipated to be exempt from regular federal income taxes. Under normal circumstances, at least 80% of the income from Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund will be exempt from regular federal income taxes. However, persons who are "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds held by a Fund may be subject to tax on their pro rata share of the interest income from such bonds and should consult their tax advisers before purchasing shares of that Fund. Dividends paid by a Fund out of its taxable net investment income (including realized net short-term capital gains, if any) are taxable to shareholders as ordinary income notwithstanding that such dividends are reinvested in additional shares of that Fund. Distributions of net capital gains, if any, are taxable as long-term capital gains to the shareholder receiving them regardless of the length of time the shares on which such distributions are paid may have been held. With respect to a shareholder who receives exempt-interest dividends on shares of a fund held for six months or less, any loss on the sale or exchange of such shares will, to the extent of the amount of such exempt-interest dividends, be disallowed. In addition, a long-term capital gain distribution with respect to shares will cause any loss on a subsequent sale or exchange of such shares not so disallowed to be treated as long-term capital loss to the extent of such long-term capital gain distribution, if such shares are held for six months or less.

Under current federal tax law (1) interest on certain private activity bonds is treated as an item of tax preference for purposes of the federal alternative minimum tax imposed on individuals and corporations, though for regular federal income tax purposes such interest remains fully tax-exempt, and (2) interest on all tax-exempt obligations is included in "adjusted current earnings" of corporations for federal alternative minimum tax purposes. Because Tax Free Money Fund expects to purchase private activity bonds, a portion (not expected to exceed 20%) of the Fund's exempt-interest dividends may constitute an item of tax preference for those shareholders subject to the federal alternative minimum tax. Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund each may invest in municipal obligations, the interest on which is subject to the federal alternative minimum tax ("AMT securities"). To the extent that these Funds invest in AMT securities, shareholders who are subject to the AMT will be required to report a portion of that Fund's dividends as a "tax preference item" in determining their federal taxes.

Every shareholder required to file a federal individual income tax return is required to include for informational purposes the amount of exempt-interest dividends received from the municipal bond funds during the taxable year. Exempt interest dividends are included in determining what portion, if any, of a person's social security benefits and railroad retirement benefits are subject to federal income tax.

Interest on indebtedness incurred by shareholders to purchase or carry shares of each municipal bond fund generally is not deductible for federal income tax purposes. Shares of each municipal bond fund may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares.

The exemption for federal income tax purposes of dividends derived from interest on municipal securities does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the municipal bond funds may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in a municipal bond fund which may differ from the federal income tax consequences described above.

Federal Taxes. Distributions from each Fund's taxable net investment income and net short-term capital gains are taxed as dividends, and capital gain distributions are taxed as long-term capital gains. A portion of the equity funds' dividends may qualify for the dividends received deduction for corporations. The Funds' distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December to shareholders of record in such month and paid the subsequent January will be taxed as though paid on December 31.

The Funds will send shareholders a tax statement by January 30 showing the status of the taxable distributions received in the prior year, and will file a copy with the IRS. In addition, within 60 days from the end of each Fund's fiscal year end, the shareholders will be notified as to the portion of distributions paid that qualify as exempt-interest dividends, capital gain distributions, and qualified dividends for corporate investors. It is suggested that shareholders keep all statements received to assist in personal recordkeeping.

State and Local Taxes. In addition to federal taxes, shareholders may be subject to state or local taxes on their investment, depending on state law.

State of Maryland. To the extent the Maryland Municipal Bond Fund qualifies as a regulated investment company under the Code, it will be subject to tax only on
(1) that portion of its income on which tax is imposed for federal income tax purposes under Section 852(b)(1) of the Code and (2) that portion of its income which consists of federally tax exempt interest on obligations other than Maryland Exempt Obligations (hereinafter defined) to the extent such interest is not paid to Maryland Municipal Bond Fund shareholders in the form of exempt-interest dividends. To the extent dividends paid by the Maryland Municipal Bond Fund represent interest excludable from gross income for federal income tax purposes, that portion of exempt-interest dividends that represents interest received by the Maryland Municipal Bond Fund on obligations issued by the State of Maryland, its political subdivisions, Puerto Rico, the U.S. Virgin Islands, or Guam and their respective authorities or municipalities ("Maryland Exempt Obligations"), will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Maryland Municipal Bond Fund except in the case of a shareholder that is a financial institution. Except as noted below, all other dividend distributions will be subject to Maryland state and local income taxes.

Capital gains distributed by the Maryland Municipal Bond Fund to a shareholder or any gains realized by a shareholder from a redemption or sale of shares must be recognized for Maryland state and local income tax purposes to the extent recognized for federal income tax purposes. However, capital gains distributions included in the gross income of shareholders for federal income tax purposes are subtracted from capital gains income for Maryland income tax purposes to the extent such distributions are derived from the disposition by the Maryland Municipal Bond Fund of debt obligations issued by the State of Maryland, its political subdivisions and authorities.

Except in the case of a shareholder that is a financial institution, dividends received by a shareholder from the Maryland Municipal Bond Fund that are derived from interest on U.S. government obligations will be exempt from Maryland state and local income taxes.

In the case of individuals, Maryland presently imposes an income tax on certain items of tax preference with reference to such items as defined in the Code for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds ("AMT Bonds") is a preference item for purposes of calculating the federal alternative minimum tax. Accordingly, if the Maryland Municipal Bond Fund holds AMT Bonds of an issuer other than the State of Maryland or one of its political subdivisions, agencies or authorities ("Non-Maryland AMT Bonds"), the excess of 50% of that portion of exempt interest dividends which is attributable to interest on Non-Maryland AMT Bonds over a threshold amount is subject to Maryland income tax. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder in order to purchase or carry shares of the Maryland Municipal Bond Fund will not be deductible for Maryland state and local income tax purposes. Individuals will not be subject to personal property tax on their shares of the Maryland Municipal Bond Fund. Shares of the Maryland Municipal Bond Fund held by a Maryland resident at death may be subject to Maryland inheritance and estate taxes.

Commonwealth of Virginia. Under existing Virginia law, distributions from Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund will not be subject to Virginia individual, trust, estate, or corporate income taxation to the extent that such distributions are either (i) excludable from federal gross income and attributable to interest on obligations of Virginia, its political subdivisions, or its instrumentalities, or Puerto Rico, United States Virgin Islands, or Guam or (ii) attributable to interest on direct obligations of the United States. These Virginia income tax exemptions will be available only if a Fund (i) qualifies as a separate "regulated investment company" under the Internal Revenue Code and (ii) complies with the requirement of the Internal Revenue Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal, or other obligations described in Section 103(a) of the Internal Revenue Code. These Funds intend to comply with those requirements.

Other distributions from these Funds, including capital gains, generally will not be exempt from Virginia income taxation.



Interest on indebtedness incurred (or continued) by a shareholder of Virginia Intermediate Municipal Bond Fund or Virginia Municipal Bond Fund to purchase or carry shares of these Funds will not be deductible for Virginia income tax purposes to the extent such interest expense relates to the portions of distributions exempt from Virginia income taxation. These Funds will not be subject to any Virginia intangible personal property tax on any obligations in a Fund. In addition, shares of a Fund held for investment purposes will not be subject to any Virginia intangible personal property tax.


To be entitled to the exemption described above for distributions attributable to certain interest on Virginia obligations, obligations of certain United States possessions or direct United States obligations, a shareholder must be able to substantiate the exempt portions of each distribution with reasonable certainty. The determination of exempt portions must be made on a monthly (rather than annual or quarterly) basis if, as planned, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund each makes monthly distributions. Accordingly, shareholders should retain their statements from these Funds, which are to be issued at least annually, showing the percentages of each monthly distribution attributable to interest on Virginia obligations, possessions obligations and United States obligations.

Capital Gains. Shareholders may realize a capital gain or loss when they redeem
(sell) or exchange shares of the Funds. For most types of accounts, the Funds will report the proceeds of a shareholder's redemptions to the shareholder and the IRS annually. However, because the tax treatment also depends on the purchase price and the shareholder's personal tax position, shareholders should keep their regular account statements to use in determining their tax.

"Buying a Dividend." On the ex-dividend date for an equity or bond fund distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder were to buy shares just before the record date ("buying a dividend"), the shareholder would pay the full price for the shares and then, in effect, receive a portion of the price back as a taxable distribution.

Other Tax Information. When an investor signs his account application, he will be asked to provide his social security or taxpayer identification number and certify that the number provided is correct and that he is not subject to 31% backup withholding for failing to report income to the IRS. If an investor fails to provide the correct number or violates IRS regulations, the IRS can require the Funds to withhold 31% of his taxable distributions and redemptions.



Each Class calculates dividend and capital gain distributions separately. Each Fund is treated as a separate entity in all respects for tax purposes. There is a risk that a Fund may be unable to meet certain tax rules required for treatment as a regulated investment company. If this were to occur, the affected Fund may be required to pay federal as well as Maryland state income taxes from its assets.



The information above is only a summary of some of the tax consequences generally affecting the Funds and their shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on distributions received from the Funds. Investors should consult their tax advisers to determine whether a Fund is suitable to their particular situations.

                 DIRECTORS AND OFFICERS AND AFFILIATED PERSONS
                 ---------------------------------------------

The Directors and officers of the Company and their principal occupations during the past five years are set forth below. The Director who is an "interested person" (as defined in the 1940 Act) by virtue of his affiliation with either a fund or the Adviser is indicated by an asterisk (*).

Kathryn L. Stanton, Vice President, Assistant Secretary. Deputy General Counsel, Vice President and Assistant Secretary of SEI. Vice President and Assistant Secretary of SEI and the Administrator since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm) 1989-1994.

Todd Cipperman, Vice President and Assistant Secretary. Vice President and Assistant Secretary of SEI, the Manager and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

* Jesse F. Williams III, Chairman, President, and Director. Chairman of the Board, Harrison & Bates Incorporated (real estate company), since 1971. Mr. Williams is also a member of the advisory board of Crestar Bank. His address is 823 East Main Street, Suite 1800, Richmond, Virginia 23219.


John Bruce James, Jr., Director. Vice President of Virginia Landmark Corporation (real estate company) since 1970. Mr. James is also a member of the Commission of Architectural Review, City of Richmond, since 1982; a member of the Board of Trustees of the Instructive Visiting Nurses Association since 1976; and a member of the Board of Directors of The Retreat Hospital, Richmond, Virginia, since 1982. Previously, he was a member of the Board of Trustees, Hampden-Sydney College. His address is 3910 Exeter Road, Richmond, Virginia 23221.

Jean L. Oakey, Director. Partner at Wells Coleman & Co. (public accountants). Her business address is 3800 Patterson Avenue, Richmond, Virginia 23221.

Glen Douglas Pond, Director. Retired. Formerly the Director of the Virginia Retirement System. His address is 21 Waterfront Court, Cedar Point, Urbanna, Virginia 23175.

David M. Carter, Secretary, Partner, Hunton and Williams, Fund Counsel.

Kevin P. Robins, Vice President, Assistant Secretary. Senior Vice President & General Counsel of SEI, the Administrator and the Distributor since 1994.
Vice President of SEI, the Administrator and the Distributor 1992-1994. Associate, Morgan, Lewis & Bockius (law firm) prior to 1992.

Robert DellaCroce, Controller, Assistant Secretary. CPA, Director of Fund Resources, a division of SEI since 1994. Senior Manager, Arthur Andersen prior to 1994.


As of September 30, 1997, the Directors and officers owned in the aggregate less than 1% of the outstanding shares of any Fund.

As of November 30, 1997, the Directors and officers of the Company received the following compensation:


                                 Aggregate                                                                 Total
                             Compensation From                                                       Compensation from
                              Registrant for       Pension or Retirement     Estimated Annual       Registrant and Fund
                             Fiscal Year Ended   Benefits Accrued as Part      Benefits Upon     Complex Paid to Directors
 Name of Person, Position          1997              of Fund Expenses           Retirement       for Fiscal Year Ended 1997
--------------------------- -------------------- -------------------------- -------------------- ---------------------------
Jesse F. Williams, III,           $5,000                     0                       0                     $5,000
Chairman, President and

Director
John Bruce James, Jr.,            $5,000                     0                       0                     $5,000
Director

Jean L. Oakey,                    $5,000                     0                       0                     $5,000
Director

Glen Douglas Pond,                $5,000                     0                       0                     $5,000
Director




The Company was incorporated in the state of Maryland as Bayshore Funds, Inc. on March 17, 1986. At a special meeting of shareholders held July 7, 1992, shareholders approved an amendment to the Articles of Incorporation changing the name to CrestFunds, Inc. The change was effective July 10, 1992.

                                  THE ADVISER
                                  ------------

Pursuant to Investment Advisory Agreements, as amended (the "Advisory Agreements") Crestar Asset Management Company (formerly Capitoline Investment Services, Incorporated), a wholly-owned subsidiary of Crestar Bank, a subsidiary of Crestar Financial Corp., furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. Each Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by vote of the shareholders, and in either case by a majority of the Directors who are not parties to each Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on each Advisory Agreement.

Each Advisory Agreement is terminable without penalty by any Fund on 60 days' written notice when authorized either by vote of its shareholders or by a vote of a majority of the Board of Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement also provides that, with respect to each Fund, neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the Adviser's or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreements. Each Advisory Agreement provides that the Adviser may render services to others.

The fees paid pursuant to the Advisory Agreements are accrued daily and paid monthly. For its services under the Advisory Agreements, the Adviser receives fees with respect to each Fund at the annual rates set forth below:

Money Market Funds

 .40% of each Fund's average daily net assets on the first $500 million of net assets;
 .35% of each Fund's average daily net assets on the next $500 million of net assets; and
 .30% of each Fund's average daily net assets on all remaining net assets.

Capital Appreciation Fund, Value Fund and Special Equity Fund

 .75% of each Fund's average daily net assets.

Limited Term Bond Fund and Virginia Intermediate Municipal Bond Fund

 .50% of each Fund's average daily net assets.

Intermediate Bond Fund

 .60% of Bond Fund's average daily net assets.

Maryland Municipal Bond Fund, Government Bond Fund and Virginia Municipal Bond Fund

 .60% of each Fund's average daily net assets.

The Adviser may choose to waive or reimburse a Fund for a portion of that Fund's investment advisory fee.



For the fiscal years ended November 30, 1997, 1996, 1995 and 1994, the advisory fees paid to the Adviser with respect to each money market Fund were as follows:






                                11/30/97    Waived   11/30/96    Waived     11/30/95   Waived        11/30/94    Waived
                                --------    ------   --------    ------     --------  -------        --------    ------

Cash Reserve Fund               $3,195,116   $0      $2,315,239    $0      $1,933,503    $0         $1,657,907     $0
U.S. Treasury Money Fund        $2,009,506   $0      $1,576,183    $0      $1,296,973    $0         $1,332,498     $0
Tax Free Money Fund             $   861,325  $0      $  732,401    $0      $  766,014    $0         $  605,671     $0


Fees paid to the Adviser with respect to the bond and equity funds were as follows:




                                11/30/97  Waived     11/30/96      Waived  11/30/95      Waived     11/30/94       Waived
                                --------  ------     --------      ------  --------      ------     --------       ------
Limited Term Bond Fund          $  383,856  $0       $  442,489    $0      $  417,675    $0         $  429,077     $0
Intermediate Bond Fund          $1,720,984  $0       $  834,629    $0      $  469,601    $0         $  429,478     $0
Government Bond Fund            $  210,388  $29,208  $   96,203    $16,038 $   35,722    $5,370          N/A       N/A
Maryland Municipal Bond
  Fund                          $   50,300  $ 31,143 $   18,497    $15,422      N/A         N/A          N/A       N/A
Virginia Intermediate Municipal
  Bond Fund                     $1,232,770  $0       $  460,612    $0      $  249,142    $0         $  254,932     $0
Virginia Municipal Bond
  Fund                          $   107,969 $ 17,385 $   72,398    $12,074 $   19,433    $3,239          N/A       N/A
Value Fund                      $4,336,987  $0       $2,617,223    $0      $1,521,942    $0         $1,360,865     $0
Capital Appreciation Fund       $   613,737 $0       $  211,351    $0      $  141,723    $0         $   87,096     $0
Special Equity Fund             $   763,167 $0       $  506,324    $0      $  386,056    $0         $  321,826     $0




None of the Maryland Municipal Bond, Government Bond or Virginia Municipal Bond Funds conducted operations during the fiscal years ended November 30, 1994 and 1993.

In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in a Fund. In some instances the Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in the Fund an amount equal to all or a portion of the fees received by the Adviser and its affiliates from a Fund with respect to the client's assets invested in the Fund.

The Company has, under each Advisory Agreement, confirmed its obligation to pay all other expenses, including interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of forming the corporation and maintaining corporate existence; costs of preparing and printing the Company's prospectus, statement of additional information, subscription order forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and Fund accounting and other required books and accounts and of calculating the net asset value of shares of the Funds; costs of reproduction, stationery and supplies; compensation of directors and officers and employees of the Company and costs of other personnel performing services for the Company who are not officers of the Adviser, the Company's Distributor or their respective affiliates; costs of corporate meetings; SEC registration fees and related expenses; state securities laws registration fees and related expenses; fees payable to the Adviser under the Advisory Agreements and to the Company's Distributor under the Administration and Distribution Agreement and all other fees and expenses paid by a Fund or Class pursuant to the Administration Plans or Distribution Plans.

                         ADMINISTRATOR AND DISTRIBUTOR
                         -----------------------------

The Administrator

The Company and SEI Fund Resources (the "Administrator") have entered into an administration agreement (the "Administration Agreement") effective March 1, 1995.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.


The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIM"), a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interests in the Administrator. SEI and its affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds(R), CoreFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds.


The Administrator is entitled to a fee, calculated daily and paid monthly, at an annual rate of .15% of average daily net assets of each of the Funds.


For the fiscal year ended November 30, 1997, the Administrator was compensated for its services under the Administration Agreement as follows:




Cash Reserve Fund                    $1,322,853, of which $0 was waived
U.S. Treasury Money Fund             $761,282, of which $134 was waived
Tax Free Money Fund                  $323,063, of which $65 was waived
Limited Term Bond Fund               $116,303, of which $1,146 was waived
Intermediate Bond Fund               $430,246, of which $0 was waived
Government Bond Fund                 $54,362, of which $54,362 was waived
MD Municipal Bond Fund               $10,561, of which $0 was waived
VA Intermediate Municipal
  Bond Fund                          $370,217, of which $384 was waived
VA Municipal Bond Fund               $32,181, of which $27,381 was waived
Value Fund                           $867,402, of which $0 was waived
Appreciation Fund                    $122,748, of which $0 was waived
Special Equity Fund                  $152,634, of which $0 was waived.


The Distributor



SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Company are parties to a distribution agreement ("Distribution Agreement") effective as of March 1, 1995. The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Company's Directors or by the vote of a majority of the outstanding shares of the Company, and (ii) by the vote of a majority of the Directors of the Company who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than sixty days' notice by the Directors, by vote of a majority of the outstanding shares of such Fund or by the Distributor.



For the fiscal years ended November 30, 1997, 1996 and 1995, the aggregate dollar amounts of commissions paid under the Distribution Agreement and the amounts retained by the distributor during such years were as follows:





                                         Dollar Amounts of Commissions            Commissions Retained by Underwriter
                                            1997          1996         1995           1997            1996          1995
Fund Name                      Class
---------                      -----
Limited Term Bond Fund            A        $313.32   $  4,892.72   $  6,783.22          $41.46    $   485.32     $   597.05
Intermediate Bond Fund            A      15,304.40     17,402.17     23,496.94          631.24      1,825.43       2,377.31
Virginia Intermediate
Bond Fund                         A      25,357.93     33,050.62     70,360.41        2,315.57      3,291.12       7,139.71
Value Fund                        A     323,214.57    188,031.26    156,945.23       28,268.32     19,044.13      15,637.66
Capital Appreciation Fund         A     100,736.11            55,652.57     64,386.40        9,940.12      5,495.80       6,477.11
Special Equity Fund               A      41,106.33     22,831.22     39,090.92        3,902.98      2,287.46       3,853.34
Value Fund                        B      22,970.48      9,197.61      2,679.28               0             0              0
Special Equity Fund               B       5,195.30      3,153.64         75.00               0             0              0
Government Bond Fund              B         401.20        771.47        626.97               0             0
Virginia Municipal Bond
 Fund                             B       4,362.23      8,286.99        150.00               0             0              0
 Maryland Municipal Bond Fund     B      $1,644.33             0             0               0             0              0
                                                ------------------------------      ---------------------------------------
                 TOTAL                 $540,606.20   $343,270.27   $364,594.37      $45,099.69    $32,429.26     $36,082.18


Distribution Plan

The Board of Directors of the Company has approved an Amended and Restated Distribution and Service Plan (the "Distribution Plan") pursuant to Rule 12b-1 of the 1940 Act (the "Rule"). Under the Distribution Plan the Distributor is compensated at the annual rate of .15% of the aggregate average daily net assets of the Trust Class shares of the Funds. The Distributor will be compensated for distribution services provided to the Trust Class shares including the printing and distribution of Prospectuses, Statements of Additional Information or reports prepared for the use in connection with the offering of shares of the Fund (other than to existing shareholders at the time of such mailing), the expenses incurred for the preparation of any other literature used by the Distributor in connection with any such offering. The Distributor has agreed to waive any fees payable pursuant to the Distribution Plan attributable to Trust Class shares, and will bear the costs of other distribution-related activities. The Distributor reserves the right to terminate its waiver at any time at its sole discretion.

A Shares and B Shares Distribution Plans

The Distribution Plan further provides that the A Shares will pay the Distributor a fee of .15% of the average daily net assets of the funds and an additional .25% of the average daily net assets of the money market funds, which the Distributor can use to compensate broker/dealers and service providers, including the Adviser and its affiliates which provide administrative and/or distribution services to the Class A Shareholders or their customers who beneficially own Class A Shares. All of the fees currently are being waived by the Distributor.

The Company has adopted the Investors Class B Distribution and Service Plan (the "B Shares Distribution Plan") in accordance with the provisions of the Rule which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The B Shares Distribution Plan provides that B Shares will pay the Distributor a fee of .75% of the average daily net assets of the funds which offer B Shares. Continuance of the B Shares Distribution Plan must be approved annually by a majority of the Directors of the Company. The B Shares Distribution Plan requires that quarterly written reports of amounts spent under the B Shares Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Directors. The B Shares Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Company. All material amendments of the Plan will require approval by a majority of the Directors of the Company and of the Qualified Directors.


For the fiscal years ended November 30, 1997 and 1996, the Distributor was compensated for its services under the B Shares Distribution Plan as follows:







Cash Reserve Fund       $274 and $127, of which $55 and $17 was waived
Government Bond Fund    $7,020 and $3,885, of which $784 and $518 was waived
MD Municipal Bond Fund  $2,494 and $356, of which $354 and $48 was waived
VA Municipal Bond Fund  $4,948 and $5,079, of which $1,213 and $677 was waived
Value Fund              $29,668 and $25,184, of which $21,461 and $3,353 was waived
Special Equity Fund     $8,206 and $5,955, of which $1,439 and $794 was waived.




For the fiscal year ended November 30, 1995, the Distributor was compensated beginning March 1, 1995 for its services under the B Shares Distribution Plan as follows:

Cash Reserve Fund       $74, of which $10 was waived
Government Bond Fund    $656, of which $87 was waived
VA Municipal Bond Fund  $1,835, of which $245 was waived
Value Fund              $3,833, of which $511 was waived
Special Equity Fund     $1,403, of which $87 was waived.


Also, for the fiscal years ended November 30, 1997 and 1996, pursuant to the B Shares Distribution Plan, the Distributor was compensated at an annual rate of
 .25% of B Shares' average net assets for providing ongoing shareholder support services to investors in B Shares for its services as follows:






Cash Reserve Fund       $91 and $42, of which $41 and $8 was waived
Government Bond Fund    $2,340 and $1,295, of which $262 and $259 was waived
MD Municipal Bond Fund  $832 and $119, of which $118 and $24 was waived
VA Municipal Bond Fund  $1,650 and $1,693, of which $404 and $339 was waived
Value Fund              $9,889 and $8,394, of which $7,154 and $8,394 was waived
Special Equity Fund     $2,736 and $1,985, of which $480 and $397 was waived.



Prior to March 1, 1995, Fidelity Distributor Corporation ("FDC") served as the Funds' administrator and distributor under Administrative and Distribution Plans.


For the fiscal years ended November 30, 1995 (beginning February 28, 1995) and 1994, FDC was compensated for its services under each operative Distribution Plan as follows:






Cash Reserve Fund                       $152,042 and $631,053, of which $0 and $0 was waived
U.S. Treasury Money Fund                $112,822 and $499,978, of which $0 and $0 was waived
Tax Free Money Fund                     $65,682 and $228,173, of which $0 and $0 was waived
Limited Term Bond Fund                  $30,482 and $128,753, of which $0 and $0 was waived
Intermediate Bond Fund                  $28,685 and $107,382, of which $0 and $0 was waived
VA Intermediate Municipal Bond Fund     $18,356 and $76,321, of which $15,576
                                        and $64,180 was waived
Value Fund                              $65,118 and $272,207, of which $0 and $0 was waived
Capital Appreciation Fund               $5,362 and $17,420, of which $0 and $0 was waived
Special Equity Fund                     $17,171 and $64,372, of which $0 and $0 was waived.


For the fiscal years ended November 30, 1995 (through February 28, 1995) and 1994, FDC was compensated under the A Shares Distribution Plan which provides for an additional .25% of average daily net assets of the money market funds as follows: Cash Reserve Fund, $12,283 and $9,057; U.S. Treasury Money Fund, $0 and $0; and Tax Free Money Fund, $468 and $939.

The following represents expenses made pursuant to the Rule for the fiscal year ended November 30, 1997.



                                                                      12b-1 Expenses
                                                                       ----------------
                                    Third Party       Promotion and       Marketing
              Fund                   Payments         Advertising       Management      Distribution       Maintenance
              ----                  -----------       -------------     -----------     -------------      ------------

Cash Reserve Fund                     $   299              --               --               --                 --
U.S. Treasury Money Fund                   --              --               --               --                 --
Tax Free Money Fund                        --              --               --               --                 --
Limited Term Bond Fund                     --              --               --               --                 --
Intermediate Bond Fund                     --              --               --               --                 --
Government Bond Fund                  $ 8,076              --               --               --                 --
                                      -------
MD Municipal Bond Fund                $ 2,884              --               --               --                 --
VA Intermediate Municipal                  --              --               --               --                 --
  Bond Fund
VA Municipal Bond Fund                $ 6,344              --               --               --                 --
Value Fund                            $10,542              --               --               --                 --
Capital Appreciation Fund             $   429              --               --               --                 --
Special Equity Fund                   $ 9,036              --               --               --                 --


In addition, the Adviser may use all or a portion of the fee received under its advisory contract, past profits or other resources to pay financial institutions and other industry professionals such as investment advisors, broker-dealers (including Crestar Securities Corporation) accountants and estate planning firms ("Qualified Recipients") for shareholder services. These Qualified Recipients may be paid for such services from the fees paid by the Funds to the Adviser. The Plans also provide that the Adviser may engage banks as Qualified Recipients for performing certain shareholder support services. The Adviser will make such payments only to Qualified Recipients who provide shareholder support services. These shareholder services may include, among other things, answering client inquiries, investing client account balances automatically in Fund shares, arranging for bank wires, and such other client services of a nature generally provided by a bank as may seem appropriate. The Adviser will enter into written agreements with Qualified Recipients who receive payments pursuant to a Plan. Payments will be made on the basis of the average daily net asset value of a Fund's shares owned by shareholders for whom the Qualified Recipient is the holder of record or with whom the Qualified Recipient has a servicing relationship.

As discussed in the Prospectus, the Company recognizes that the Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, the Distributor will engage banks as Qualified Recipients only to perform administrative and shareholder servicing functions. While the matter is not free from doubt, the Company's Board of Directors believes on advice of counsel that such laws should not preclude a bank from performing shareholder support services. However, judicial or administrative decisions or interpretations of such laws, as well as changes in federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If banks or bank affiliates were prohibited from so acting, the Company would change its existing policies to permit bank customers who are shareholders to remain shareholders of a Fund and would implement alternative means for continuing the servicing of such shareholders. In such event, changes in the operation of a Fund might occur and a shareholder serviced by such bank might no longer be able to make use of any automatic investment or other services then being provided by the bank.

                                 TRANSFER AGENT
                                 --------------

Pursuant to a Transfer Agent Agreement dated as of July 10, 1992 between the Company, on behalf of each of the Funds, and Crestar Bank, the Transfer Agent for each of the Funds is Crestar Bank ("Transfer Agent"). The Transfer Agent maintains an account for each shareholder and monitors tax reporting, performs other transfer agency functions and acts as dividend disbursing agent for each Fund. For these services, the Transfer Agent will be paid an annual fee of .06% of the average daily net assets of the A Shares and B Shares of each Fund and
 .05% of the average daily net assets of the Trust Class of each Fund.

The Transfer Agent Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by a vote of the shareholders and in either case by a majority of the Directors who are not parties to the Transfer Agent Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agent Agreement.

                                   CUSTODIAN
                                   ---------

Pursuant to a Custodian Agreement dated as of July 10, 1992 between the Company, on behalf of each of the Funds, and Crestar Bank, Crestar Bank (the "Custodian") acts as the Custodian of each Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting income on Fund investments. For these services, the Custodian will receive a fee, with respect to each money market fund, computed and paid monthly, based on the total net assets of each such Fund, the number of portfolio transactions of the Fund and the number of securities in the Fund's portfolio. The Custodian's fee for any fiscal year of the Company will not exceed .04% of each Fund's average daily net assets.

                                    AUDITOR
                                    -------

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, independent auditors, has been selected as auditors for the Company. Deloitte & Touche LLP has acted as independent auditors of the Company since its inception.

                        PRINCIPAL HOLDERS OF SECURITIES
                        -------------------------------


A shareholder owning of record or beneficially more than 25% of a particular Fund's shares may be considered to be a "controlling person" of that Fund. Accordingly, its vote could have a more significant effect on matters presented at shareholder meetings than the votes of the Fund's other shareholders. As of March 2, 1998, Crestar Bank, a Virginia banking corporation and subsidiary of Crestar Financial Corporation, was the record holder of 25% or more of the outstanding shares of the Trust Class of the indicated Funds:



Fund Name                                   Shareholder                        %
---------                                   -----------                        --

Cash Reserve Fund                           Crestar Bank                     85.93%
                                            P.O. Box 26665
                                            Richmond, VA  23261

U.S. Treasury Money Fund                    Crestar Bank                       100%
                                            P.O. Box 26665
                                            Richmond, VA  23261

Tax Free Money Fund                         Crestar Bank                     94.98%
                                            P.O. Box 26665
                                            Richmond, VA  23261

Limited Term Bond Fund                      Crestar Bank                     86.60%
                                            P.O. Box 26665
                                            Richmond, VA  23261

Intermediate Bond Fund                      Crestar Bank                     92.93%
                                            P.O. Box 26665
                                            Richmond, VA  23261

Government Bond Fund                        Crestar Bank                     80.38%
                                            P.O. Box 26665
                                            Richmond, VA  23261

MD Municipal Bond Fund                      Crestar Bank                     54.55%
                                            P.O. Box 26665
                                            Richmond, VA  23261

Virginia Intermediate                       Crestar Bank                     93.20%
Municipal Bond Fund                         P.O. Box 26665
                                            Richmond, VA  23261

Virginia Municipal Bond Fund                Crestar Bank                     73.23%
                                            P.O. Box 26665
                                            Richmond, VA  23261

Value Fund                                  Crestar Bank                     86.93%
                                            P.O. Box 26665
                                            Richmond, VA  23261

Capital Appreciation Fund                   Crestar Bank                     70.82%
                                            P.O. Box 26665
                                            Richmond, VA  23261

Special Equity Fund                         Crestar Bank                     84.32%
                                            P.O. Box 26665
                                            Richmond, VA  23261


                              FINANCIAL STATEMENTS
                              --------------------


The financial statements and financial highlights for the fiscal year ended November 30, 1997 for Cash Reserve Fund, U.S. Treasury Money Fund, Tax Free Money Fund, Limited Term Bond Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund are included in the Annual Report which is a separate report supplied with this Statement of Additional Information. The financial statements and financial highlights are incorporated herein by reference.

                                    APPENDIX
                                    --------

Description of selected indices:

Dow Jones Industrial Average is an unmanaged index of 30 common stock prices representing stocks of major industrial companies and includes reinvestment of dividends.

Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of common stock prices and includes reinvestment of dividends.

NASDAQ Composite Index is an unmanaged index of over-the-counter stock prices and does not assume reinvestment of dividends.

Russell 2000 Index is an unmanaged index of small capitalization stocks that includes reinvestment of dividends.

Russell 1000 Growth Index, an unmanaged index, is a broad measure of the performance of growth companies and includes reinvestment of dividends and capital gains.

Value Line Index, an unmanaged index, is a broad measure of both large and small companies and includes reinvestment of dividends and capital gains.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is a broad measure of bond performance and includes reinvestment of dividends.

Lehman Brothers General Obligation Bond Index, an unmanaged index, is a broad measure of the performance of tax-exempt bonds and includes reinvestment of dividends.

Lehman Brothers Government Bond Index is an index comprised of all public obligations of the U.S. Treasury, U.S. Government agencies, quasi-federal corporations, and of corporate debt guaranteed by the U.S. Government. The index excludes flower bonds, foreign targeted issues, and mortgage-backed securities.

Lehman Brothers Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation or, in the case of unrated bonds, BBB by Fitch Investors Service. Collateralized mortgage obligations are not included in the Corporate Bond Index.

The Government Bond Index and the Corporate Bond Index combine to form the Corporate Bond Index.

Lehman Brothers Intermediate Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index have remaining maturities of one to ten years and are rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation or, in the case of unrated bonds, BBB by Fitch Investors Service.

Lehman Brothers Long-Term Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index have remaining maturities greater than ten years and are rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation, or, in the case of unrated bonds, BBB by Fitch Investors Service.

Salomon Brothers High Grade Corporate Bond Index is an index of high quality corporate bonds with a minimum maturity of at least ten years and with total debt outstanding of at least $50 million. Issues included in the index are rated AA or better by Moody's Investors Service or AA or better by Standard & Poor's Corporation.

Merrill Lynch High and Medium Quality Intermediate-Term Corporate Index is an index comprised of all public, fixed-rate, non-convertible corporate debt. Issues included in this index have remaining maturities of between one year and
9.99 years. Issues included in the index are rated at least BBB by Standard & Poor's Corporation.

Dollar-weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio. An obligation's maturity is typically determined on a stated financial maturity basis, although there are some exceptions to this rule. For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date in which the instrument will probably be called, refunded or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities and some asset-backed securities, such as collateralized mortgage obligations, are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the expected principal payments during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Description of Moody's Investors Service, Inc.'s ratings of state and municipal notes:

Moody's ratings for state and municipal and other short-term obligations are designated Moody's Investment Grade ("MIG," or "VMIG" for variable rate obligations). This distinction is in recognition of the difference between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

MIG-1/VMIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Description of Standard & Poor's Corporation's ratings of state and municipal notes:

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

Description of Moody's Investors Service, Inc.'s municipal bond ratings:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor's Corporation's municipal bond ratings:

AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Description of Moody's Investors Service, Inc.'s commercial paper ratings:
Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         o  Leading market positions in well-established industries.
         o  High rates of return on funds employed.
         o Conservative capitalizations structures with moderate reliance on debt and ample asset protection.
         o Broad margins in earnings coverage of fixed financial charges and with high internal cash generation.
         o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor's Corporation's commercial paper ratings:

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

CrestFunds, Inc. -- Investors Class A Shares and Investors Class B Shares PROSPECTUS

March 31, 1998



CrestFunds, Inc. (the "Company"), a Maryland corporation, is a registered open-end management investment company that offers investors a selection of money market, bond and equity funds (the "Funds"). The Funds offer one or more of three classes of shares: the Investors Class A Shares ("A Shares"), the Investors Class B Shares ("B Shares"), and the Trust Class shares. All three classes of each Fund share a common investment objective and investment portfolio. This Prospectus relates to the A Shares and the B Shares which are offered to investors seeking a diversified range of investment options. Trust Class shares are offered by a separate prospectus which is available by calling 1-800-273-7827.

MONEY MARKET FUNDS



    Cash Reserve Fund
    Tax Free Money Fund



The money market funds' shares are neither insured nor guaranteed by the U.S. Government. There can be no assurance that any of the money market funds will be able to maintain a stable net asset value of $1.00 per share.


BOND FUNDS                                                                                EQUITY FUNDS



   Intermediate Bond Fund                                                                    Value Fund
   Government Bond Fund                                                                      Capital Appreciation Fund
   Maryland Municipal Bond Fund                                                              Special Equity Fund
   Virginia Intermediate Municipal Bond Fund
   Virginia Municipal Bond Fund



The Funds' shares are not deposits or obligations of, or guaranteed, insured or endorsed by, Crestar Bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investing in mutual funds involves risks, including the possible loss of the principal amount invested. The value of an investment in the Funds and its return will fluctuate and is not guaranteed. When sold, the value of an investment in the Funds may be higher or lower than the amount originally invested.



Please read this Prospectus before investing. This Prospectus sets forth the information about the Funds that a prospective investor should know before investing, and is designed to help investors decide if a Fund's goals match their own. Retain this document for future reference. A Statement of Additional Information (dated March 31, 1998) for the A Shares and the B Shares of the Funds and an Annual Report for the fiscal year ended November 30, 1997 have been filed with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. The Statement of Additional Information and the Annual Report are available without charge upon request by calling 1-800-273-7827.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with any offer of shares in the Funds. If given or made, such other information or representations must not be relied upon as having been authorized by the Funds or by the Funds' distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by any Fund or the Funds' distributor to sell shares of any Fund to any person to whom it is unlawful to make such an offer.


Table of Contents
                                                                                                                       Page



Summary of Fund Expenses...........................................................................................................3
The Funds' Financial History.......................................................................................................7
Investment Objectives and Policies................................................................................................19
Investment Limitations............................................................................................................26
Fund Management...................................................................................................................27
Pricing of Shares.................................................................................................................27
How to Purchase, Exchange and Redeem Shares.......................................................................................27
Dividends and Tax Matters.........................................................................................................34
Performance.......................................................................................................................36
Portfolio Transactions............................................................................................................37
Advisory and Related Agreements; Distribution and Service Plans...................................................................37
Other Expense Information.........................................................................................................39
Banking Law Matters...............................................................................................................39
Description of Common Stock.......................................................................................................40
Appendix..........................................................................................................................44
Summary of Bond Ratings*..........................................................................................................50
Summary of Commercial Paper Ratings*..............................................................................................50



Summary of Fund Expenses

The expense summary format below was developed for use by all mutual funds to help investors make their investment decisions. The purpose of the tables is to assist you in understanding the various costs and expenses that you would bear directly or indirectly. You should consider this expense information for the A Shares and B Shares of the Funds along with other important information in this Prospectus, including each Fund's investment objective, financial highlights and, where available, past performance.




Shareholder Transaction Expenses: A Shares(1)
Maximum Sales Load on Purchases (as a percentage of the offering price)
  Cash Reserve Fund.............................................................................................     0.00%
  Tax Free Money Fund...........................................................................................     0.00%
  Intermediate Bond Fund........................................................................................     3.00%
  Virginia Intermediate Municipal Bond Fund.....................................................................     3.50%
  Value Fund....................................................................................................     4.50%
  Special Equity Fund...........................................................................................     4.50%
Sales Load on Reinvested Distributions..........................................................................     None
Deferred Sales Load Imposed on Redemptions......................................................................     None
Redemption Fee..................................................................................................     None*
Exchange Fee....................................................................................................     None



Shareholder Transaction Expenses: B Shares(2)

Maximum Contingent Deferred Sales Load on Purchases (as a percentage of the offering price)
  Cash Reserve Fund............................................................................................     5.00%+
  Government Bond Fund.........................................................................................     5.00%+
  Maryland Municipal Bond Fund.................................................................................     5.00%+
  Virginia Municipal Bond Fund.................................................................................     5.00%+
  Value Fund...................................................................................................     5.00%+
  Capital Appreciation Fund....................................................................................     5.00%+
  Special Equity Fund..........................................................................................     5.00%+
Sales Load on Reinvested Distributions..........................................................................     None
Redemption Fee..................................................................................................     None*
Exchange Fee....................................................................................................     None




 *   You may be charged a nominal fee for wiring redemption proceeds.
 +   Declines from 5.0% in year 1 to 0.0% in year 7.
(1) A Shares of Government Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund are available through conversion only.
(2) B Shares of Cash Reserve Fund are available through exchange only.

Annual Fund Operating Expenses (as a percentage of average daily net assets) Net of Waivers and/or Reimbursement:

A Shares




                                                                                                                  Total
                                                                        Advisory       12b-1         Other      Operating
Fund                                                                      Fee+         Fees+       Expenses+    Expenses+
-----                                                                   --------      -------     ----------   -----------

Cash Reserve Fund.....................................................    .38%          0%           .28%           .66%
Tax Free Money Fund...................................................    .40           0            .27            .67
Intermediate Bond Fund................................................    .60           0            .28            .88
Government Bond Fund(1)...............................................    .50           0            .17            .67
Maryland Municipal Bond Fund(1).......................................    .22           0            .42            .64
Virginia Intermediate Municipal Bond Fund.............................    .50           0            .29            .79
Virginia Municipal Bond Fund(1).......................................    .50           0            .20            .70
Value Fund............................................................    .75           0            .28           1.03
Capital Appreciation Fund.............................................    .75           0            .28           1.03
Special Equity Fund...................................................    .75           0            .27           1.02


 +     Net of waivers and reimbursement.
(1) A Shares of Government Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund are available through conversion only.




B Shares



                                                                                                                  Total
                                                                        Advisory       12b-1         Other      Operating
Fund                                                                      Fee+         Fees+       Expenses+    Expenses+
-----                                                                   ---------     ------       ---------    ---------


Cash Reserve Fund(2).................................................      .38%         .95%         .28%          1.61%*
Government Bond Fund.................................................      .50          .95          .17           1.62*
Maryland Municipal Bond Fund.........................................      .22          .95          .42           1.59*
Virginia Municipal Bond Fund.........................................      .50          .95          .20           1.65*
Value Fund...........................................................      .75          .75          .28           1.78*
Capital Appreciation Fund............................................      .75          .95          .28           1.98*
Special Equity Fund..................................................      .75          .95          .27           1.97*




 +  Net of waivers and reimbursements.
 * Total Operating Expenses have been restated to reflect current fees. (2) B Shares of Cash Reserve Fund are available through exchange only.



A Shares of U.S. Treasury Money Fund and Limited Term Bond Fund are not currently being offered. B Shares are not available for U.S. Treasury Money Fund, Limited Term Bond Fund, Tax Free Money Fund, Intermediate Bond Fund and Virginia Intermediate Municipal Bond Fund.



Example: You would pay the following expenses including the maximum sales load or contingent deferred sales load, as applicable, on a $1,000 investment in a fund, assuming 5% annual return and:

Assuming full redemption at the end of each time period:




A Shares                                                                   1 Year       3 Years        5 Years     10 Years**
--------                                                                   ------       -------        -------     --------

Cash Reserve Fund.................................................              $7          $21          $37          $82
Tax Free Money Fund...............................................               7           21           37           83
Intermediate Bond Fund............................................              39           57           77          135
Government Bond Fund(1)...........................................               7           21           37           83
Maryland Municipal Bond Fund(1)...................................               7           20           36           80
Virginia Intermediate Municipal Bond Fund.........................              43           59           77          129
Virginia Municipal Bond Fund(1)...................................               7           22           39           87
Value Fund........................................................              55           76           99          165
Capital Appreciation Fund.........................................              55           76           99          165
Special Equity Fund...............................................              55           76           99          164







B Shares *                                                                 1 Year       3 Years        5 Years     10 Years**
----------                                                                 ------       -------        -------     --------


Cash Reserve Fund.................................................             $66          $81         $108         $153
Government Bond Fund..............................................              66           81          108          155
Maryland Municipal Bond Fund......................................              66           80          107          151
Virginia Municipal Bond Fund......................................              67           82          110          158
Value Fund........................................................              68           86          116          180
Capital Appreciation Fund.........................................              70           92          127          194
Special Equity Fund...............................................              70           92          126          193





Assuming no redemption:




B Shares                                                                   1 Year       3 Years        5 Years     10 Years**
--------                                                                   ------       -------        -------     --------

Cash Reserve Fund.................................................             $16          $51          $88         $153
Government Bond Fund..............................................              16           51           88          155
Maryland Municipal Bond Fund......................................              16           50           87          151
Virginia Municipal Bond Fund......................................              17           52           90          158
Value Fund........................................................              18           56           96          180
Capital Appreciation Fund.........................................              20           62          107          194
Special Equity Fund...............................................              20           62          106          193




---------------------
 *    Reflects deduction of applicable Contingent Deferred Sales Load.
**    Reflects conversion of B Shares to A Shares after seven years.
(1) A Shares of the Government Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund are available only through conversion of B Shares after seven years. No sales load is applied when converted to A Shares.

Explanation of Tables:

Shareholder Transaction Expenses represent charges paid when you purchase, redeem or exchange shares of a Fund. Lower sales charges may be available for A Shares of a Fund with purchases of $50,000 or more in conjunction with various programs. See "How to Purchase, Exchange and Redeem Shares."

Annual Fund Operating Expenses. Advisory fees are paid by each Fund to Crestar Asset Management Company (the "Adviser") for managing its investments and business affairs (see "Advisory and Related Agreements, -- Adviser"). Each Fund pays administration fees at an annualized rate of .15% to SEI Fund Resources (the "Administrator") for administrative services. A Shares of each Fund are subject to Rule 12b-1 distribution fees of .15% of the average daily net assets. In addition, A Shares of the money market funds are subject to Rule 12b-1 fees of .25% of average daily net assets. B Shares are subject to Rule 12b-1 distribution and service fees of 1.00% of the average daily net assets, which includes up to .25% that may be paid to investment professionals for services provided and expenses incurred in connection with personal service extended and/or maintenance of B Shares shareholder accounts. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD. Due to the level of 12b-1 payments, it is unlikely that such fees will aggregate more than the maximum sales charge permitted by the NASD.

Absent fee waivers, advisory fees for the Government Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund would be .60% for each Fund. Absent fee waivers, 12b-1 fees would be .40% for the A Shares of the Cash Reserve Fund and Tax Free Money Fund and .15% for each of the bond and equity funds; and 12b-1 distribution and service fees for the B Shares of the Cash Reserve Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund, and Special Equity Fund would be 1.00%.



Absent the waiver of administration fees, Other Expenses for both the A and B Shares for the Government Bond Fund and Virginia Municipal Bond Fund would be
 .32% and .35%, respectively.

Absent all fee waivers, Total Operating Expenses for A Shares would be 1.06% for the Cash Reserve Fund, 1.07% for the Tax Free Money Fund and 1.03%, 1.07%, 1.10%, .94%, 1.25%, 1.18%, 1.18% and 1.17% for the Intermediate Bond Fund,
Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund, and Special Equity Fund, respectively; and Total Operating Expenses for the Class B Shares would be 1.66%, 1.92%, 1.95%, 1.85%, 2.03%, 2.03% and 2.02% for the Cash Reserve Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund, respectively. Please refer to the sections "Advisory and Related Agreements -- Administrator and Distributor," "Advisory and Related Agreements -- Transfer Agent and Custodian, " and "Other Expense Information." The information contained in the tables and example above relates only to A Shares and B Shares; expenses for A Shares and B Shares differ from those of Trust Class. See "Description of Common Stock." Advisory fees, 12b-1 distribution and service fees and Other Expenses are reflected in each Fund's share price and are not charged directly to individual shareholder accounts.



Example. The hypothetical examples illustrate the expenses including the maximum sales charge or contingent deferred sales charge ("CDSC"), as applicable, associated with a $1,000 investment in each class of shares over periods of 1, 3, 5 and 10 years, based on the expenses detailed in the table above and an assumed annual return of 5%. A CDSC is imposed only if an investor sells B Shares within seven years of purchase. See "Contingent Deferred Sales Charge." The return of 5% and expenses should not be considered indications of actual or expected class performance or expenses, both of which may vary.

The Funds' Financial History
Financial Highlights. The table that follows is included in the Annual Report for the Company and has been audited by Deloitte & Touche LLP, independent auditors. Their report on the financial statements and financial highlights is included in the Annual Report. Additional performance information is set forth in the Company's Annual Report, which may be obtained without charge by calling 1-800-273-7827. A Shares became available for purchase in May 1993 and B Shares became available for purchase in April 1995. Returns prior to that date do not reflect the effects of the separate transfer agency arrangements or additional 12b-1 expenses, and therefore may not be representative of A Shares' or B Shares' expected results. Expenses for A Shares vary from those of B Shares and Trust Class shares. The financial statements and financial highlights for A Shares, B Shares and Trust Class shares for the Funds are incorporated by reference from the Company's Annual Report into the Statement of Additional Information.

Cash Reserve Fund






                                                         Investors Class A
                                   ---------------------------------------------------------------------------
                                                                                               Period from
                                   Year Ended      Year Ended     Year Ended    Year Ended     May 4, 1993**
                                   November 30,   November 30,   November 30,  November 30,   to November 30,
                                      1997           1996            1995          1994            1994
                                  -------------  -------------  -------------  -------------  ---------------

Selected Per-Share Data
Net asset value, beginning
of year..................              $1.00         $1.00           $1.00         $1.00           $1.00
                                        ----         -----           -----         -----           -----


Income from investment operations:
Net investment income...                0.05          0.049          0.053         0.033           0.014

Distributions:
Net investment income...              (0.050)       (0.049)         (0.053)       (0.033)         (0.014)
                                      -------         -------       -------       -------         -------

Net asset value, end of year......     $1.00         $1.00           $1.00         $1.00           $1.00
                                       =====         =====           =====         =====           =====


Total Return............                5.15%         4.97%           5.44%         3.36%           1.49%*

Ratios and Supplemental Data
Net assets, end of year
  (thousands)...........            $135,507       $65,411         $40,240       $11,832             $73
Ratio of expenses to average daily
  net assets (1)........               0.65%         0.67%           0.67%         0.68%           1.16%*

Ratio of net investment income to
average daily net assets                5.04%         4.85%           5.31%         3.35%           2.25%

---------------------
(1)  During the periods, certain
     fees and expenses were
     voluntarily waived and
     reimbursed. The ratios of
     expenses to average daily
     net assets had such
     waivers and reimbursements
     not occurred are as
     follows............                1.05%         1.07%          1.07%         0.97%           13.00%*








                                                Investors Class B+
                                    ---------------------------------------------
                                                                     Period from
                                       Year Ended     Year Ended    April 19, 1995
                                      November 30,   November 30,  to November 30,
                                          1997           1996          1995
                                      ------------   ------------  ---------------

Selected Per-Share Data
Net asset value, beginning
of year..................                $1.00            $1.00          $1.00
                                         -----            -----          -----


Income from investment operations:
Net investment income...                 0.042            0.040          0.028

Distributions:
Net investment income...                (0.042)          (0.040)        (0.028)
                                        -------          -------        -------

Net asset value, end of year......       $1.00            $1.00          $1.00
                                         =====            =====          ======


Total Return............                  4.22%            4.08%         2.82%*

Ratios and Supplemental Data
Net assets, end of year
  (thousands)...........                   $38              $15           $21
Ratio of expenses to average daily
  net assets (1)........                  1.56%           $1.52%         1.52%*

Ratio of net investment income to
average daily net assets...........       4.17%            4.02%         4.45%*

---------------------
(1)  During the periods, certain
     fees and expenses were
     voluntarily waived and
     reimbursed. The ratios of
     expenses to average daily
     net assets had such
     waivers and reimbursements
     not occurred are as
     follows............                 1.71%            1.67%        1.67%*






*    Annualized.
**   Commencement of operations.
+    Total return does not include the one time sales charge or contingent deferred sales charge, where applicable

U.S. Treasury Money Fund (1)




                                                                                              Investors Class A
                                                                       ------------------------------------------------------------


                                                                                                                      Period from
                                                                          Year Ended          Year Ended           October 5, 1993**
                                                                         November 30,          November 30,       to November 30,
                                                                                1995                1994               1993
                                                                        -----------------    ----------------    ----------------

Selected Per-Share Data
Net asset value, beginning of year............................               N/A (1)                $1.00              $1.00
                                                                                                    -----              -----
Income from investment operations:
Net investment income.........................................               N/A                    0.008              0.003
Distributions:
Net investment income.........................................               N/A                   (0.008)            (0.003)
                                                                                                   -------            -------

Net asset value, end of year..................................               N/A                    $1.00              $1.00
                                                                                                    =====               =====

Total Return..................................................               N/A                     0.79%              0.34%

Ratios and Supplemental Data
Net assets, end of year (thousands)...........................               N/A                       --                $17
Ratio of expenses to average daily net assets (2).............               N/A                     0.92%*             1.16%*
Ratio of investment income to average daily net assets..........             N/A                     2.31%*             2.02%*

-------------------------
(1) U.S. Treasury Money Fund ceased operations March 31, 1994.
(2) During the periods, certain fees and expenses were voluntarily waived and reimbursed. The ratios of expenses to average daily net
assets had such waivers and reimbursements not occurred as follows:......    N/A                    29.16%*           36.60%*


*    Annualized.
**   Commencement of operations.

Tax Free Money Fund





                                                                          Investors Class A
                                        ------------------------------------------------------------------------------------------
                                                                                                                      Period
                                         Year Ended          Year Ended         Year Ended         Year Ended      May 5, 1993**
                                        November 30,        November 30,       November 30,       November 30,    to November 30,
                                           1997                  1996               1995               1994             1993
                                       ------------        -------------      -------------       ------------    --------------

Selected Per-Share Data
Net asset value, beginning of year..        $1.00               $1.00              $1.00              $1.00             $1.00
                                            -----               -----              -----              -----             -----

Income from investment operations:
Distributions:
Net investment income...............        0.030               0.029              0.031              0.020             0.009
Net realized gain on investments....           --               0.002                 --                 --                --
                                               --               -----                 --                 --                --

Total from investment operations....        0.030               0.031              0.031              0.020             0.009
Net investment income...............       (0.030)             (0.029)            (0.031)            (0.020)           (0.009)
Capital gains.......................           --              (0.002)                --                 --                --
Total distributions.................       (0.030)             (0.031)            (0.031)            (0.020)           (0.009)
                                           -------             -------            -------            -------           -------

Net asset value, end of year........        $1.00               $1.00              $1.00              $1.00             $1.00
                                            =====               =====              =====              =====             =====

Total Return........................         3.05%               3.13%              3.25%              1.98%            0.88%*

Ratios and Supplemental Data
Net assets, end of year (thousands).       $7,634              $2,994             $1,627               $757              $228
Ratio of expenses to average daily net
assets (1)..........................         0.68%               0.67%              0.67%              0.76%            1.16%*
Ratio of net investment income to
average daily net assets............         3.42%               2.86%              3.16%              1.97%            1.35%*

------------------
(1) During the periods, certain fees and
expenses were voluntarily waived and
reimbursed. The ratios of expenses to
average daily net assets had such
waivers and reimbursements not occurred
are as follows:........................      1.08%              1.07%              1.07%              1.44%            3.00%*




*    Annualized.
**   Commencement of operations.

Limited Term Bond Fund (1)






                                                                       Investors Class A+
                                       -----------------------------------------------------------------------------------------
                                                                                                                     Period from
                                         Year Ended         Year Ended         Year Ended         Year Ended       May 19, 1993**
                                        November 30,       November 30,       November 30,       November 30,      to November 30,
                                            1997               1996               1995               1994               1993
                                            ----               -----              ----               -----              ----


Selected Per-Share Data
Net asset value, beginning of year..        $9.95             $10.06              $9.50              $10.17            $10.11
                                            -----             ------              -----              ------            ------

Income from investment operations:
Net investment income...............        0.563              0.535              0.530               0.480             0.260
Net realized and unrealized
  gain/(loss) on investments..........     (0.012)            (0.109)              0.556             (0.650)            0.060
                                           -------            -------              -----             -------            -----

Total from investment operations....        0.551              0.426              1.086              (0.170)            0.320
Distributions:
Net investment income...............       (0.569)            (0.536)            (0.526)             (0.470)           (0.260)
Capital gains.......................           --                 --                 --              (0.030)               --
Total distributions.................       (0.569)            (0.536)            (0.526)             (0.500)           (0.260)
                                           -------            -------            -------             -------           -------

Net asset value, end of year........        $9.93              $9.95             $10.06               $9.50            $10.17
                                            =====              =====             ======               =====            ======

Total Return........................         5.71%              4.40%             11.70%             (1.72)%            3.16%*

Ratios and Supplemental Data
Net assets, end of year (thousands).         $926             $1,122             $1,458                $593              $427
Ratio of expenses to average daily net
  assets (2)..........................       0.77%              0.79%              0.79%               0.77%            1.02%*
Ratio of net investment income to
  average daily net assets............       5.77%              5.39%              5.46%               4.92%            4.70%*
Portfolio turnover rate.............           64%                51%                36%                 47%              61%

------------------
(1) Limited Term Bond Fund Investors
    Class A ceased operations March 31, 1998.
(2) During the periods, certain fees
    and expenses were voluntarily waived
    and reimbursed. The ratios of expenses
    to average daily net assets had such
    waivers and reimbursements not occurred
    are as follows:....................      0.92%             0.94%              0.94%               1.03%            1.48%*







*    Annualized.
**   Commencement of operations.
+    Total return does not include the one time sales charge or contingent deferred sales charge, where applicable.

Intermediate Bond Fund




                                                                               Investors Class A+
                                          -----------------------------------------------------------------------------------------
                                                                                                                      Period from
                                            Year Ended         Year Ended         Year Ended         Year Ended      May 19, 1993**
                                           November 30,       November 30,       November 30,       November 30,    to November 30,
                                                 1997               1996              1995              1994              1993
                                                -----              -----             -----              -----       -------------
Selected Per-Share Data
Net asset value, beginning of
  year...........................               $9.94              $10.12            $9.16             $10.19           $10.20
                                                -----              ------            -----             ------           ------

Income from investment operations:
Net investment income...............            0.592               0.543            0.572              0.520            0.290
Net realized and unrealized gain
  (loss) on investments...............          0.022              (0.169)           0.951            (0.990)          (0.010)
                                                -----              -------           -----            -------           ------

Total from investment operations....            0.614               0.374            1.523            (0.470)            0.280
Distributions:
Net investment income...............           (0.594)             (0.554)          (0.563)           (0.520)               --
Capital gains.......................               --                  --               --            (0.040)           (0.290)
Total distributions.................           (0.594)             (0.554)          (0.563)           (0.560)           (0.290)
                                               -------             -------          -------            -------          -------

Net asset value, end of year........            $9.96               $9.94           $10.12             $9.16            $10.19
                                                =====               =====           ======             =====            ======

Total Return........................            6.45%                3.91%           17.08%            (4.72)%            2.72%*

Ratios and Supplemental Data
Net assets, end of year (thousands).          $2,257               $2,238           $1,729             $1,030             $618
Ratio of expenses to average daily net
   assets (1)..........................         0.88%                0.89%            0.89%              0.89%            1.15%*
Ratio of net investment income to
   average daily net assets............         6.06%                5.54%            5.87%              5.51%            4.90%*
Portfolio turnover rate.............              66%                  35%              37%                39%              28%

------------------
(1) During the periods, certain fees and
    expenses were voluntarily waived and
    reimbursed. The ratios of expenses
    to average daily net assets had such
    waivers and reimbursements not
    occurred are as follows:.............       1.03%                1.04%            1.04%              1.05%           1.58%*






*    Annualized.
**   Commencement of operations.
+ Total return does not include the one time sales charge or contingent deferred sales charge, where applicable.

Government Bond Fund

                                                                                                Investors Class B+
                                                                        -----------------------------------------------------------


                                                                                                                      Period from
                                                                                                                       April 19,
                                                                          Year Ended           Year Ended               1995**
                                                                         November 30,         November 30,          to  November 30,
                                                                              1997                1996                  1995
                                                                           ----------         -------------         ---------------
Selected Per-Share Data
Net asset value, beginning of year.................................           $10.39                   $10.68           $10.03
                                                                              ------                   ------           ------

Income from investment operations:
Net investment income..............................................            0.516                    0.503             0.338
Net realized and unrealized gain/(loss) on investments.............               --                  (0.291)             0.738
                                                                                  --                  -------             -----

Total from investment operations...................................            0.516                    0.212             1.076
Distributions:
Net investment income..............................................          (0.516)                  (0.502)           (0.333)
Capital gains......................................................               --                       --          (0.093)
Total distributions................................................          (0.516)                  (0.502)           (0.426)
                                                                             -------                  -------           -------

Net asset value, end of year.......................................           $10.39                   $10.39            $10.68
                                                                              ======                   ======            ======

Total Return.......................................................            5.17%                    2.12%            10.86%*

Ratios and Supplemental Data
Net assets, end of year (thousands)................................           $1,213                     $698              $325
Ratio of expenses to average daily net assets (1)..................            1.57%                    1.55%             1.55%*
Ratio of net investment income to average daily net assets.........            5.07%                    4.89%             5.05%*
Portfolio turnover rate............................................             144%                      16%               28%
------------------

(1) During the periods, certain fees and expenses were voluntarily waived and reimbursed. The ratios of expenses to average daily net assets had such waivers and reimbursements not
    occurred are as follows:.......................................            1.97%                    1.95%            1.95%*






*    Annualized.
**   Commencement of operations.
+ Total return does not include the one time sales charge or contingent deferred sales charge, where applicable.

Maryland Municipal Bond Fund



                                                                                                          Investors Class B+

                                                                                                                    Period from
                                                                                              Year Ended          April 25, 1996**
                                                                                             November 30,         to November 30,
                                                                                                 1997                   1996
                                                                                             -------------------------------------
Selected Per-Share Data
Net asset value, beginning of period................................................             $9.76                 $9.53
                                                                                                 -----                 -----

Income from investment operations:
Net investment income...............................................................             0.338                 0.200
Net realized and unrealized gain/(loss) on investments..............................             0.199                 0.226
                                                                                                 -----                 -----

Total from investment operations....................................................             0.537                 0.426
Distributions:
Net investment income...............................................................           (0.337)               (0.196)
                                                                                               -------               -------

Net asset value, end of period......................................................             $9.96                 $9.76
                                                                                                 =====                 =====

Total Return........................................................................             5.64%                7.67%*

Ratios and Supplemental Data
Net assets, end of period (thousands)...............................................              $561                  $113
Ratio of expenses to average daily net assets (1)...................................             1.55%                1.55%*
Ratio of net investment income to average daily net assets..........................             3.44%                3.42%*
Portfolio turnover rate.............................................................                5%                    9%
-----------------

(1)  During the periods, certain fees and expenses were voluntarily waived and reimbursed. The ratios of expenses to average daily net assets had such
     waivers and reimbursements not occurred are as follows:........................             2.20%                2.20%*






*    Annualized.
**   Commencement of operations.
+ Total return does not include the one time sales charge or contingent deferred sales charge, where applicable.

Virginia Intermediate Municipal Bond Fund




                                                                             Investors Class A+
                                          -----------------------------------------------------------------------------------------

                                                                                                                    Period from
                                                                                                                   May 5, 1993**
                                             Year Ended        Year Ended       Year Ended        Year Ended             to
                                            November 30,      November 30,     November 30,      November 30,       November 30,
                                                1997              1996             1995              1994               1993
                                             -----------        ----------       ----------        ----------       ------------
Selected Per-Share Data
Net asset value, beginning of year........$    10.21        $    10.23        $     9.20       $    10.32        $      10.22
                                             -----------        ----------       ----------        ----------       ------------

Income from investment operations:
Net investment income.....................     0.468             0.415             0.428            0.440               0.260
Net realized and unrealized gain/(loss) on
  investments.............................     0.093           (0.018)             1.029          (1.100)               0.100
                                             -----------        ----------       ----------        ----------       ------------

Total from investment operations..........     0.561             0.397             1.457          (0.660)               0.360
Distributions:
Net investment income.....................   (0.461)           (0.417)           (0.427)          (0.440)             (0.260)
Capital gains.............................        --                --                --          (0.020)                  --
Total distributions.......................   (0.461)           (0.417)           (0.427)          (0.460)             (0.260)
                                             -----------        ----------       ----------        ----------       ------------

Net asset value, end of year..............$    10.31        $    10.21        $    10.23       $     9.20        $      10.32
                                             ===========        ==========       ==========        ==========       ============

Total Return..............................     5.65%             4.01%            16.10%          (6.56)%            (3.53)%*

Ratios and Supplemental Data
Net assets, end of year (thousands).......$    7,826        $    8,185        $    8,649       $    7,481        $      4,805
Ratio of expenses to average daily net
  assets (1)..............................     0.79%             0.79%             0.73%            0.66%              0.66%*
Ratio of net investment income to average
  daily net assets........................     4.56%             4.12%             4.33%            4.47%              4.27%*
Portfolio turnover rate...................       30%               25%               28%              24%                 39%
-------------

(1) During the periods, certain fees and expenses were voluntarily waived and reimbursed. The ratios of expenses to average daily net assets had such waivers and reimbursements not occurred are as
    follows:................................      0.94%           0.94%             0.95%            0.80%              0.90%*






*      Annualized.
**     Commencement of operations.
+ Total return does not include the one time sales charge or contingent deferred sales charge, where applicable.

Virginia Municipal Bond Fund



                                                                                              Investors Class B+
                                                                         ----------------------------------------------------------

                                                                                                                      Period from
                                                                             Year Ended           Year Ended       April 27, 1995**
                                                                            November 30,         November 30,       to November 30,
                                                                                1997                 1996                1995
                                                                            -------------        -------------        -------------
Selected Per-Share Data
Net asset value, beginning of year.................................               $10.31               $10.43             $10.06
                                                                                  ------               ------             ------

Income from investment operations:
Net investment income..............................................                0.387                0.378              0.237
Net realized and unrealized gain/(loss) on investments.............                0.176              (0.121)              0.409
                                                                            -------------        -------------        -------------

Total from investment operations...................................                0.563                0.257              0.646
Distributions:
Net investment income..............................................              (0.385)              (0.377)            (0.232)
Capital gains......................................................              (0.008)                   --            (0.044)
Total distributions................................................              (0.393)              (0.377)            (0.276)
                                                                            -------------        -------------        -------------

Net asset value, end of year.......................................               $10.48               $10.31             $10.43
                                                                            =============        =============        =============

Total Return.......................................................                5.58%                2.58%             6.51%*

Ratios and Supplemental Data
Net assets, end of year (thousands)................................               $1,476                 $787               $628
Ratio of expenses to average daily net assets (1)..................                1.60%                1.57%             1.57%*
Ratio of net investment income to average daily net assets.........                3.73%                3.73%             3.76%*
Portfolio turnover rate............................................                  39%                  24%                35%
-----------------

(1)  During the periods, certain fees and expenses were voluntarily waived and reimbursed. The ratios of expenses to average daily net assets had such waivers and reimbursements not occurred are
     as follows:...................................................                2.00%                1.97%             1.97%*







*    Annualized.
**   Commencement of operations.
+ Total return does not include the one time sales charge or contingent deferred sales charge, where applicable.

Value Fund





                                                      Investors Class A+                                   Investors Class B+
                                 -----------------------------------------------------------    -----------------------------------

                                                                               Period from                             Period from
                               Year Ended  Year Ended  Year Ended  Year Ended    May 7,     Year Ended    Year Ended    April 19,
                              November 30,  November    November   November      1993**      November    November 30,     1995**
                                  1997         30,         30,        30,          to           30,          1996      to November
                                              1996        1995       1994       November       1997                        30,
                                                                                30, 1993                                  1995
                                ---------    ---------   ---------   --------    ---------    ---------    ---------     ---------
Selected Per-Share Data
Net asset value, beginning of    $13.47       $11.66    $10.78      $11.42        $11.06      $13.44     $ 11.64       $  11.11
year.........................
                              ---------      ---------   ---------   --------    ---------    ---------    ---------     ---------

Income from investment
operations:                       0.136        0.169     0.250       0.180         0.060       0.037       0.091          0.120
Net investment income........
Net realized and unrealized
gain/(loss)                       3.248        2.396     2.623     (0.220)        0.350        3.234        2.384         1.618
  on investments.............
                                ---------    ---------   ---------   --------    ---------    ---------    ---------     ---------

Total from investment             3.384        2.565     2.873     (0.040)        0.410        3.271        2.475         1.738
operations
Distributions:
Net investment income........   (0.143)      (0.164)   (0.261)     (0.180)       (0.050)     (0.051)     (0.084)        (0.136)
Capital gains................   (0.070)      (0.591)   (1.732)     (0.420)           --      (0.070)      (0.591)       (1.072)
Total distributions..........   (0.213)      (0.755)   (1.993)     (0.600)       (0.050)     (0.121)     (0.675)        (1.208)
                                ---------    ---------   ---------   --------    ---------    ---------    ---------     ---------


Net asset value, end of year.    $16.64       $13.47    $11.66      $10.78        $11.42    $  16.59     $ 13.44       $  11.64
                                =========    =========   =========   ========    =========    =========    =========     =========

Total Return.................    25.42%       22.63%    28.71%     (0.45)%        3.71%*      24.63%      21.81%        15.78%*
Ratios and Supplemental Data
Net assets, end of year
  (thousands)................   $28,112      $17,997   $12,633     $ 8,115     $   4,058    $ 13,269     $ 5,131       $  2,086
Ratio of expenses to average
daily                             1.03%        1.03%     1.03%       1.02%        1.16%*       1.73%      1.68%*         1.68%*
  net assets (1).............
Ratio of net investment income
to                                0.89%        1.35%     2.14%       1.81%        1.51%*       0.15%       0.71%         1.13%*
  average daily net assets...
Portfolio turnover rate......      100%          82%      175%       116%           77%         100%         82%           175%
Average commission rate (A)..    $.0576       $.0548        --         --            --     $  .0576     $ .0548             --
--------------------

(1)  During the periods,
     certain fees and expenses
     were voluntarily waived
     and reimbursed.  The
     ratios of expenses to
     average daily net assets     1.18%        1.18%     1.18%       1.04%        1.16%*       2.09%       2.03%         2.03%*
     had such waivers and
     reimbursements not
     occurred are as follows:






*    Annualized.
**   Commencement of operations.
+ Total return does not include the one time sales charge or contingent deferred sales charge, where applicable.
(A) Average commission rate paid per share of security purchases and sales made during the period. Presentation of the rate is only required for the fiscal years beginning after September 1, 1995.

Capital Appreciation Fund




                                                                                                                    Investors
                                                                 Investors Class A+                                  Class B
                                       ------------------------------------------------------------------------    -------------
                                                                                                     Period        Period from
                                       Year           Year           Year Ended     Year            from May        September
                                       Ended          Ended           November      Ended           7, 1993**       2, 1997**
                                       November       November        30, 1995      November           to          to November
                                      30, 1997       30, 1996                      30, 1994         November         30, 1997
                                                                                                    30, 1993
                                      ---------      ---------       ---------     ---------        ---------      ------------
Selected Per-Share Data
Net asset value, beginning of            $13.44         $10.76         $10.08         $9.74            $9.42           $15.21
year.............................
                                       -----------    -----------    ------------   -----------    ------------    -------------

Income from investment
operations:
Net investment income............         0.038          0.043          0.044         0.010               --          (0.016)
Net realized and unrealized
gain/(loss) on investments.......         2.983          2.677          2.013         0.340            0.320            0.580
                                       -----------    -----------    ------------   -----------    ------------    -------------

Total from investment operations.         3.021          2.720          2.057         0.350            0.320            0.564
Distributions:
Net investment income............       (0.040)        (0.040)        (0.045)       (0.010)               --          (0.004)
Capital gains....................       (0.621)             --        (1.332)            --               --               --
Total distributions..............       (0.661)        (0.040)       (1.377))       (0.010)               --          (0.004)
                                       ===========    ===========    ============   ===========    ============    =============

Net asset value, end of year....         $15.80         $13.44         $10.76        $10.08            $9.74           $15.77
                                       ===========    ===========    ============   ===========    ============    =============

Total Return.....................        23.80%         25.34%         20.72%         3.70%           3.40%*           27.07%

Ratios and Supplemental Data
Net assets, end of year                  $7,900         $4,870         $3,261        $1,509             $649             $432
(thousands)......................
Ratio of expenses to average
daily net assets (1).............         1.03%          1.11%          1.11%         1.06%           1.36%*           1.93%*

Ratio of net investment income
to average daily net assets......         0.27%          0.36%          0.39%         0.16%         (0.50)%*         (0.87)%*
Portfolio turnover rate..........          123%            86%           470%          271%             133%             123%
Average commission rate (A)......        $.0624         $.0764             --            --               --           $.0086
----------------

(1)  During the periods, certain fees and expenses were voluntarily waived and reimbursed. The ratios of expenses to average daily and assets had such
     waivers and reimbursements not        1.18%          1.26%          1.26%         1.18%           1.80%*           2.07%*
     occurred are as follows:....






 *    Annualized.
 **   Commencement of operations.
 + Total return does not include the one time sales charge or contingent deferred sales charge, where applicable.
(A) Average commission rate paid per share of security purchases and sales made during the period. Presentation of the rate is only required for the fiscal years beginning after September 1, 1995.

Special Equity Fund





                                                       Investors Class A+                                   Investors Class B+
                                    ------------------------------------------------------------    -------------------------------

                                                                                 Period from                            Period from
                               Year Ended   Year Ended   Year Ended   Year Ended    May 5,   Year Ended    Year Ended     April 5,
                              November 30,   November     November    November      1993**    November    November 30,     1995**
                                  1997          30,          30,         30,          to         30,          1996      to November
                                               1996         1995         1994      November     1997                        30,
                                                                                      30,                                   1995
                                                                                     1993
                                ---------     ----------   ---------    --------    --------   ---------    ---------     ---------

Selected Per-Share Data
Net asset value, beginning of      $13.72      $12.12     $10.56       $12.76        $11.69    $13.62      $12.08         $10.61
year.........................
                                ---------     ----------   ---------    --------    --------   ---------    ---------     ---------

Income from investment
operations:                        (0.011)      0.052      0.100        0.030            --   (0.063)     (0.043)          0.007
Net investment income........
Net realized and unrealized
gain/(loss)                        3.126        1.911      1.927      (0.460)        1.070      3.002        1.899         1.501
  on investments.............
                                ---------     ----------   ---------    --------    --------   ---------    ---------     ---------

Total from investment              3.115        1.963      2.027      (0.430)        1.070      2.939        1.856         1.508
operations...................
Distributions:
Net investment income........      (0.005)    (0.050)    (0.107)      (0.020)           --         --     (0.003)        (0.038)
Capital gains................      (0.380)    (0.313)    (0.360)      (1.750)           --    (0.380)      (0.313)            --
Total Distributions..........      (0.385)    (0.363)    (0.467)      (1.770)           --    (0.380)     (0.316)        (0.038)
                                ---------     ----------   ---------    --------    --------   ---------    ---------     ---------


Net asset value, end of year.      $16.45      $13.72     $12.12       $10.56        $12.76    $16.18      $13.62         $12.08
                                =========     ==========   =========    ========    ========   =========    =========     =========

Total Return.................      23.38%      16.34%     20.06%      (4.76)%        9.19%*    22.22%      15.47%        14.22%*
Ratios and Supplemental Data
Net assets, end of year
  (thousands)................ $    5,892    $   4,600    $ 4,693      $ 3,436     $     938  $  2,133     $   955       $    554
Ratio of expenses to average
daily                              1.02%        1.05%      1.05%        1.04%        1.28%*     1.93%       1.90%         1.90%*
  net assets (1).............
Ratio of net investment income
to average daily net assets...   (0.08)%      0.40%      0.89%        0.31%      (0.19)%*   (1.00)%     (0.47)%       (0.04)%*
Portfolio turnover rate......      148%           98%        81%        117%           95%       148%         98%            81%
Average commission rate (A).. $    .0572    $   .0620         --          --            --   $  .0572     $ .0620             --
-------------------

(1)  During the periods,
     certain fees and expenses
     were voluntarily waived
     and reimbursed.  The
     ratios of expenses to
     average daily net assets       1.17%        1.20%      1.20%       1.10%*        1.61%*     2.08%       2.05%         2.05%*
     had such waivers and
     reimbursements not
     occurred are as follows.






*    Annualized.
**   Commencement of operations.
+ Total return does not include the one time sales charge or contingent deferred sales charge, where applicable. (A) Average commission rate paid per share of security purchases and sales made during the period. Presentation of the rate is only required for the fiscal years beginning after September 1, 1995.

Investment Objectives and Policies
Each Fund's objective, together with those policies identified as being fundamental, may not be changed except by approval of the majority of the outstanding shares of that Fund. All other investment policies of a Fund may be changed by the Company's Board of Directors without shareholder approval. The Adviser will manage each Fund consistently with that Fund's investment objective and policies. There is no assurance that a Fund will achieve its investment objective. For more information regarding each Fund's investment policies, please refer to the Statement of Additional Information.

Money Market Funds:
The investment objective of each money market fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. A further objective of Tax Free Money Fund is to provide high current income exempt from federal income taxes.

Each money market fund invests in accordance with the requirements of Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940, as amended (the "1940 Act"). These requirements provide that money market funds must limit their investments to securities with remaining maturities of 397 days or less and maintain a dollar-weighted average maturity of 90 days or less. If the SEC adopts new or amended requirements under Rule 2a-7, the money market funds will comply with all such additional or amended requirements.

There may be occasions when, in order to raise cash to meet redemptions or to maintain the quality standards of the portfolio, the Funds might be required to sell securities at a loss.

Cash Reserve Fund
Cash Reserve Fund invests only in high quality, U.S. Dollar-denominated, money market instruments of U.S. And foreign issuers including floating and variable rate instruments. Investments include:

o obligations of institutions, such as banks and insurance companies, including certificates of deposit, bankers' acceptances and time deposits;

o obligations of the U.S. And certain foreign governments and their agencies or instrumentalities;

o short-term corporate obligations, including commercial paper, notes and bonds; and

o    other eligible debt obligations, including repurchase agreements.

The Fund's investments in domestic bank obligations (including their foreign branches) are limited to those of banks having total assets in excess of one billion dollars and subject to regulation by the U.S. Government. The Fund may also invest in certificates of deposit issued by banks insured by the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than one billion dollars, provided that the Fund will at no time own more than an aggregate of $100,000 in principal and interest obligations (or any higher principal amount or principal and interest amount, which in the future may be fully covered by FDIC insurance) of any one such issuer.

The Fund may invest in obligations of U.S. Banks, foreign branches of U.S. Banks ("Eurodollars"), U.S. Branches and agencies of foreign banks ("Yankee dollars"), and foreign branches of foreign banks. Eurodollar, Yankee dollar, and foreign bank obligation investments involve risks in addition to those inherent in investing in domestic bank obligations. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign branches of foreign banks are not regulated by U.S. Banking authorities and generally are not subject to accounting, auditing, or financial reporting standards comparable to those applicable to U.S. Banks. Although the Adviser carefully considers these factors when making investments, the Fund does not limit the amount of its assets that can be invested in any one type of instrument or in any foreign country.

The Fund's investments in obligations of domestic or foreign branches of foreign banks are limited to U.S. Dollar-denominated obligations of foreign banks which, at the time of investment: (i) have more than $5 billion, or the equivalent in other currencies, in total assets; and (ii) have branches or agencies in the United States. Investments in the foregoing foreign bank obligations are further limited to banks headquartered in and to those branches located in the United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Australia, Japan and Canada.

Cash Reserve Fund limits its investments in U.S. Dollar-denominated foreign government obligations to those obligations issued or guaranteed by the governments of the countries listed above. Such obligations may be subject to the risks described above in connection with the purchase of obligations of foreign branches of domestic and foreign banks.

Quality. Pursuant to Rule 2a-7 and policies and procedures adopted by the Company's Board of Directors, Cash Reserve Fund may purchase only high-quality securities determined by the Adviser to present minimal credit risks. To be considered high-quality, a security must be a U.S. Government security or rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized statistical rating organizations ("NRSRO") (or by one, if only one NRSRO has rated the security); or, if unrated, judged to be of equivalent quality by the Adviser pursuant to procedures adopted by the Company's Board of Directors. Purchases of unrated securities and securities rated by only one NRSRO will be ratified by the Company's Board of Directors. Foreign obligations are considered to be unrated.

High-quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g., Standard & Poor's Ratings Group ("S&P") A-1 rating) from at least two NRSROs (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., S&P A-1 or A-2) from at least two NRSROs (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different NRSROs, at least two NRSROs must have assigned the higher rating in order for the Adviser to determine eligibility on the basis of that higher rating. The Fund does not currently intend to invest in commercial paper rated below first tier and will not invest more than 15% of its net assets in illiquid securities. Cash Reserve Fund may not invest more than 5% of its total assets in second tier securities.

Diversification. The Fund may not invest more than 5% of its total assets in the securities of any one issuer, except that it may invest up to 25% of its assets in the first tier securities of a single issuer for up to three business days. The Fund may not invest more than 25% of its total assets in any one industry.

Cash Reserve Fund may not invest more than 5% of its total assets in second tier securities. In addition, the Fund may not invest more than 1% of its total securities or $1 million (whichever is greater) in the second tier securities of a single issuer.

Cash Reserve Fund is offered for initial and subsequent investments only through A Shares. B Shares of Cash Reserve Fund are only available for purchase by exchange.

Tax Free Money Fund
Tax Free Money Fund invests only in high-quality municipal securities . Although the Fund will attempt to invest 100% of its assets in tax-exempt municipal securities, the interest on which is exempt from federal income tax, including the federal alternative minimum tax, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, including private activity bonds, the interest on which is fully taxable or subject to the alternative minimum tax. As a fundamental policy, at least 80% of the Fund's income will, under normal circumstances, be exempt from federal income tax including the federal alternative minimum tax. Subject to such limitation, the Fund may invest in any taxable investment, including repurchase agreements, appropriate for investment by Cash Reserve Fund.

Municipal obligations, which are issued by states, cities, municipalities or municipal agencies, will include variable rate demand obligations ("VRDOs"), tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), construction loan notes, and tax-exempt commercial paper. The Fund may also invest in municipal bonds within the maturity limitations discussed above and may enter into commitments to purchase these securities on a delayed delivery basis.

The Fund is non-diversified, which means that it has greater latitude than a diversified fund to invest in the securities of a relatively few municipal issuers. As a non-diversified fund, the Fund may present greater risks than a diversified fund.

Quality. Pursuant to Rule 2a-7 and policies and procedures adopted by the Company's Board of Directors, the Fund may purchase securities determined by the Adviser to present minimal credit risks. Securities must be rated in accordance with applicable rules in the highest rating category for short-term securities by at least one NRSRO and, if rated by more than one NRSRO, rated in one of the two highest categories for short-term securities by another NRSRO, or, if unrated, judged to be equivalent to the highest short-term rating category by the Adviser pursuant to procedures adopted by the Company's Board of Directors.

The Fund will not invest more than 15% of its net assets in illiquid securities. For purposes of this limitation, "illiquid securities" shall be deemed to include municipal securities not rated at the time of purchase by the requisite NRSROs, or not guaranteed or supported by a letter of credit issued by, or subject to a remarketing agreement with, a responsible party, and not otherwise determined by the Adviser to be readily marketable.

The Fund may from time to time have more than 25% of its assets invested in municipal securities of issuers located in one or more of the following states:
Arizona, California, Maryland, New Jersey, New York and Pennsylvania, and will invest more than 25% of its assets in municipal securities of issuers located in Virginia.

The Fund may also purchase shares of other money market funds. Should the Fund elect to do so, it will incur additional expenses charged by that money market fund, such as management fees.

Yields on municipal obligations depend on a variety of factors, including the general conditions of the money markets and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal obligations with longer maturities tend to produce higher yields and generally are subject to potentially greater price fluctuations than obligations with shorter maturities.

Tax Free Money Fund currently offers A Shares only; B Shares are not available.

Bond Funds:

Corporate Bond Funds:





Intermediate Bond Fund
Intermediate Bond Fund seeks to provide a high level of current income by investing in investment-grade fixed-income debt obligations. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between five and ten years. See "Investment Policies -- Corporate Bond Funds."

Intermediate Bond Fund currently offers A Shares only; B Shares are not available.

Investment Policies -- Corporate Bond Funds
Each corporate bond fund will seek to obtain a high level of current income by investing exclusively in investment-grade debt obligations of domestic and foreign issuers as follows:

    o corporate obligations which are rated at least Baa or its equivalent by an NRSRO (see "Investment-grade Securities" in the Appendix to this Prospectus);

    o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

    o commercial paper which is rated Prime-1 or its equivalent by an NRSRO.

Each corporate bond fund also may purchase unrated securities that are deemed by the Adviser to be of equivalent quality to investment-grade debt obligations pursuant to procedures established by the Company's Board of Directors. Credit ratings are considered at the time of purchase; the sale of securities is not required in the event of a subsequent rating downgrade. In the event that a security owned by a Fund is downgraded below the stated ratings categories, the Adviser will review the security and take appropriate action.

Fixed-income securities held by each corporate bond fund may include (but are not limited to), in any proportion, bonds, notes, mortgage-related and asset-backed securities, U.S. Government and government agency obligations, zero coupon securities, indexed securities, convertible notes and bonds, convertible preferred securities, foreign securities (see "Foreign Investments" in the Appendix to this Prospectus) and short-term obligations such as certificates of deposit, repurchase agreements, bankers' acceptances, and commercial paper. The Funds may also enter into reverse repurchase agreements. These funds also may purchase shares of money market mutual funds. Should a Fund elect to purchase shares of money market funds, it will incur additional expenses charged by that money market fund, such as management fees.



Intermediate Bond Fund may hold individual securities with remaining maturities of more than ten years, as long as its dollar-weighted average portfolio maturity is no more than ten years. For the purpose of determining the dollar-weighted average portfolio maturity of each corporate bond fund, the maturities of mortgage-backed securities, collateralized mortgage obligations and asset-backed securities are determined on a "weighted average life" basis. (The weighted average life is the average time in which principal is repaid; for a mortgage security, this average time is calculated by estimating the expected principal payments for the life of the mortgage.) The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled and unscheduled principal prepayments. The maturities of most of the other securities held by the corporate bond funds will be determined on a "stated final maturity" basis. One exception would be "extendible" debt instruments, which can be retired at the option of the corporate bond funds at various dates prior to maturity, and which may be treated as maturing on the next optional retirement date when calculating average portfolio maturity.



The corporate bond funds also may purchase obligations of U.S. Banks (including certificates of deposit and bankers' acceptances) which have capital, surplus, and undivided profits (as of the date of their most recently published annual financial statements) of $100 million or more.

In making investment decisions for the corporate bond funds, the Adviser will consider many factors other than current yield, including preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. The Adviser will monitor each corporate bond fund's investments in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends. The Adviser may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise. Each corporate bond fund may invest a portion of its assets in securities issued by foreign companies and foreign governments, which may be less liquid or more volatile than domestic investments. The corporate bond funds will only invest in U.S. Dollar- denominated securities.

Government Bond Funds:

Government Bond Fund
Government Bond Fund seeks to provide a high level of current income in a manner consistent with preserving principal by investing primarily in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government Securities). In seeking current income, the Fund also may consider the potential for capital gain.

Under normal conditions, at least 65% of the Fund's total assets will be invested in U.S. Government bonds or other debt instruments, including repurchase agreements secured by U.S. Government Securities. Any remaining assets may be invested in fixed-income securities that are eligible for purchase by the corporate bond funds. The Fund may purchase securities on a delayed delivery basis. There are no limits on the dollar-weighted average portfolio maturity of the Fund, and, consistent with its investment objective of obtaining current income while preserving capital, the Fund may acquire individual securities without regard to their remaining maturities.

The Fund invests in various debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury Bonds, Notes and Bills, Government National Mortgage Association mortgage-backed pass-through certificates (Ginnie Maes) and mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Maes) or the Federal Home Loan Mortgage Corporation (Freddie Macs). The Fund is not restricted as to the percentage of its assets that may be invested in any one type of U.S. Government Security. The U.S. Government Securities in which the Fund invests may or may not be fully backed by the U.S. Government. The Fund may enter into repurchase agreements involving U.S. Government Securities and any other securities in which it may invest, and also may enter into reverse repurchase agreements. The Fund considers government securities to include U.S. Government Securities subject to repurchase agreements. The Fund may, for temporary defensive purposes, invest without limit in U.S. Government Securities having a maturity of 365 days or less.

Government Bond Fund currently offers B Shares only; A Shares are available through conversion only.

Municipal Bond Funds:

Maryland Municipal Bond Fund
Maryland Municipal Bond Fund seeks to provide high current income exempt from federal and Maryland income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment-grade quality. (See "Investment-grade Securities" in the Appendix to this Prospectus.) There are no limits on the dollar-weighted average portfolio maturity of the Fund, and the Fund may acquire individual securities without regard to their remaining maturities. See "Investment Policies -- Municipal Bond Funds."

Maryland Municipal Bond Fund currently offers B Shares only; A Shares are available through conversion only.

Virginia Intermediate Municipal Bond Fund
Virginia Intermediate Municipal Bond Fund seeks to provide high current income exempt from federal and Virginia income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment-grade quality. (See "Investment-grade Securities" in the Appendix to this Prospectus.) The Fund is managed to maintain a dollar-weighted average portfolio maturity of between five and ten years. The Fund may hold individual securities with remaining maturities of more than ten years, as long as the Fund's dollar-weighted average maturity is no more than ten years. Stability and growth of principal also will be considered when choosing securities. See "Investment Policies -- Municipal Bond Funds."

Virginia Intermediate Municipal Bond Fund currently offers A Shares only; B Shares are not available.

Virginia Municipal Bond Fund
Virginia Municipal Bond Fund seeks to provide high current income exempt from federal and Virginia income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment-grade quality. (See "Investment-grade Securities" in the Appendix to this Prospectus.) There are no limits on the dollar-weighted average portfolio maturity of the Fund and the Fund may acquire individual securities without regard to their remaining maturities. See "Investment Policies -- Municipal Bond Funds."

Virginia Municipal Bond Fund currently offers B Shares only; A Shares are available through conversion only.

Investment Policies -- Municipal Bond Funds
Each municipal bond fund normally will invest primarily in municipal securities of all types and of investment-grade quality. Investment-grade municipal bonds are considered to be securities rated Baa or its equivalent or higher by an NRSRO, and unrated securities that are deemed by the Adviser to be of comparable quality to each municipal bond fund's ratings requirements. (See "Investment-grade Securities" in the Appendix to this Prospectus.) Municipal securities are issued to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal securities may be backed by the full taxing power of a municipality, by the revenues derived from a specific project or by the credit of a private organization. Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. The Adviser monitors the financial condition of parties (including insurance companies, banks, and corporations) upon whose creditworthiness is relied in determining the credit quality of securities eligible for purchase by each municipal bond fund. Each municipal bond fund may invest more than 25% of its assets in industrial development bonds.

Generally, the municipal bond funds' investments in municipal securities may include fixed, variable, or floating rate general obligation and revenue bonds (including municipal lease obligations and resource recovery bonds); zero coupon and asset-backed securities; tax, revenue, or bond anticipation notes; and tax-exempt commercial paper. The municipal bond funds may buy or sell securities on a when-issued or delayed-delivery basis (including refunding contracts) and may acquire standby commitments. See the Appendix to this Prospectus for a complete description of these types of securities.

Each municipal bond fund may deviate from its investment objective for temporary defensive purposes. During periods when, in the Adviser's opinion, a temporary defensive posture in the market is appropriate, each municipal bond fund may hold cash that is not earning interest or may invest in obligations whose interest may be subject to federal and/or state tax. The municipal bond funds' defensive investments may include short-term municipal obligations, money market instruments and shares of money market mutual funds. Should a Fund elect to purchase shares of money market funds, it will incur additional expenses charged by that money market fund, such as management fees. Under such circumstances, the municipal bond funds may each temporarily invest so that less than 80% of their income distributions are federally and/or state tax-free. Federally taxable obligations in which a Fund may invest include, but are not limited to, obligations issued by the U.S. Government or any of its agencies or instrumentalities, high-quality commercial paper, certificates of deposit, and repurchase agreements.

Each municipal bond fund is non-diversified, which means that it has greater latitude than a diversified fund with respect to the investment of its assets in the securities of a relatively few municipal issuers. As a non-diversified fund, each of the municipal bond funds may present greater risks than a diversified fund.

As a fundamental policy, at least 80% of each municipal bond fund's income will, under normal circumstances, be exempt from regular federal income taxes. Interest on some "private activity" municipal obligations is subject to the federal alternative minimum tax ("AMT bonds"). AMT bonds are municipal obligations that benefit a private or industrial user or finance a private facility. Each municipal bond fund reserves the right to invest up to 100% of its assets in AMT bonds, although none of the municipal bond funds have a current intention of investing in such securities.

As a non-fundamental policy, at least 65% of each municipal bond fund's assets will be invested in bonds that will, under normal circumstances, produce income that is exempt from Virginia or Maryland income taxes, as the case may be.

Investors should be aware of certain factors that might affect the financial condition of issuers of Maryland and Virginia municipal securities. See "Risks and Special Considerations Concerning Maryland Municipal Bond Fund" and "Risks and Special Considerations Concerning Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund" in the Appendix to this Prospectus.

Equity Funds:

Value Fund
Value Fund seeks to provide long-term capital appreciation and, as a secondary objective, current income, by investing primarily in income producing equity securities of companies with large market capitalizations. See "Investment Policies -- Value Fund and Capital Appreciation Fund."

The Fund's investments will be broadly diversified among major economic sectors and among those securities with above-average total return potential. A number of valuation criteria are considered in the equity selection process, the principal one being the issue's price to earnings ("P/E") ratio in relation to other stocks in the same industry. Stocks with the lowest P/E ratios, along with strong financial quality and above-average earnings momentum, are selected to secure the best relative values in each economic sector. The Adviser believes that this approach will produce a portfolio with less volatility and greater dividend yield than the market as a whole. The Fund will invest primarily in the income producing equity securities of companies with market capitalizations of at least $1 billion.

Value Fund offers both A Shares and B Shares.

Capital Appreciation Fund
Capital Appreciation Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of companies with medium to large market capitalizations.

The Fund may invest a portion of its assets in foreign securities, securities of small capitalization companies, and in securities having common stock characteristics, such as rights and warrants. The Adviser considers many factors when evaluating the overall quality of a security for the Fund, including, but not limited to, a company's current financial strength, earnings momentum, and relative value. The Fund will invest primarily in the equity securities of companies with market capitalizations of at least $250 million.


Capital Appreciation Fund offers both A Shares and B Shares.


Investment Policies -- Value Fund and Capital Appreciation Fund
Value Fund and Capital Appreciation Fund each will invest primarily in domestic and foreign common stock and in securities convertible into common stock, such as convertible bonds and convertible preferred stock rated investment-grade or better. The Adviser will select stocks for these Funds from a list of companies traded in the U.S. Securities markets, including sponsored American Depositary Receipts ("ADRs") of qualifying foreign companies. (See "Foreign Investments" in the Appendix to this Prospectus.) A qualitative screening process is employed to exclude companies with poor earnings results or highly leveraged balance sheets in an effort to construct a portfolio with low risk characteristics relative to the major stock market indices, although it is not the intention of either Fund to match the risk or performance characteristics of any index. Each Fund may to the extent consistent with its investment objective, invest in any debt security in which the corporate bond funds may invest. (See "Investment Policies -- Corporate Bond Funds.") Each of the Value Fund and Capital Appreciation Fund may also invest up to 10% and 5%, respectively, of its assets in U.S. Treasury obligations.

Although the Value Fund and Capital Appreciation Fund intend to be fully invested at all times in the securities mentioned above, under normal circumstances, each Fund may make substantial temporary investments in high-quality, short-term debt securities and money market instruments, including repurchase agreements, and in shares of other open-end management investment companies which invest primarily in money market instruments, when the Adviser believes market conditions warrant a defensive position. Should a Fund elect to purchase shares of money market funds, it will incur additional expenses charged by that money market fund, such as management fees.

Special Equity Fund
Special Equity Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of companies with small to medium market capitalizations.

Small to medium capitalization companies with rapid growth rates may have higher P/E ratios than other companies. The market prices of securities with higher P/E ratios tend to drop more suddenly in response to negative news than securities with low P/E's. That is especially true for smaller, less well-known companies that have a narrow product line or whose securities are thinly traded.

These companies typically tend to offer the potential for accelerated earnings or revenue growth because of new products or technologies, new channels of distribution, revitalized management or industry conditions, or similar new opportunities. Smaller companies often pay no dividends, and current income is not a goal of the Fund. Representative industries may include, but are not limited to, technology, health care and biotechnology, environmental services, communications, and energy and alternative energy.

Special Equity Fund offers both A Shares and B Shares.

The Fund will invest primarily in domestic and foreign common stock and in securities convertible into common stock, such as convertible bonds and convertible preferred stock. The Fund generally will invest primarily in the securities of companies with market capitalizations of less than $1 billion. It also may invest a portion of its assets in sponsored ADRs of qualifying foreign companies (see "Foreign Investments" in the Appendix to this Prospectus), and in securities having common stock characteristics, such as rights and warrants. As a non-fundamental investment policy, each Fund may to the extent consistent with its investment objective, invest in any debt security in which the corporate bond funds may invest. The Fund may also invest up to 5% of its assets in obligations of the U.S. Treasury.

Although the Special Equity Fund intends, under normal circumstances, to be fully invested in equity securities, the Fund may make substantial temporary investments in high-quality, short-term debt securities and money market instruments, including repurchase agreements, and in the securities of other open-end management investment companies investing primarily in money market instruments, when the Adviser believes market conditions warrant a defensive position. Should the Fund elect to purchase shares of a money market fund, it will incur additional expenses charged by that money market fund, such as management fees.

Risk Factors and Investment Considerations

Individually, none of the Funds constitutes a balanced investment plan. The money market funds emphasize income and preservation of capital and liquidity and do not seek the higher yields or capital appreciation that more aggressive investments may provide. The bond funds tend to provide higher yields than the money market funds; however, unlike money market funds, the bond funds do not seek to maintain a stable $1.00 share price, and may not be able to return dollar for dollar the money invested. The primary focus of the equity funds is long-term capital appreciation. Fluctuations in the stock market will directly affect the share price of the equity funds.

A money market fund's ability to achieve its investment objective depends on the quality and maturity of its investments. Although each money market fund's policies are designed to help maintain a stable $1.00 share price, money market instruments can change in value when interest rates or an issuer's creditworthiness change, or if an issuer or guarantor of a security fails to pay interest or principal when due. If these changes in value are large enough, a money market fund's share price could deviate (positively or negatively) from $1.00. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields.



Tax Free Money Fund emphasizes tax-free income by investing primarily in the high quality tax-exempt securities of states, cities, municipalities and municipal agencies. Since the Fund often purchases securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.



Each money market fund's yield will vary from day to day, generally reflecting current short-term interest rates and other market conditions.

Each corporate bond fund emphasizes high current income by investing in fixed-income securities. Fixed-income securities (except for securities with floating or variable interest rates) are generally considered to be interest rate sensitive, which means that their value (and the Funds' share prices) will tend to decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer-term securities and are less affected by changes in interest rates. The ability of all bond funds to achieve their investment objectives depends greatly on the quality and maturity of the investments and the reliability of the issuer to make interest payments in a timely manner. Market risk is addressed through a strategy of adjusting the dollar-weighted average maturity of each bond fund to reflect changing economic and interest rate environments. The timing of portfolio transactions in response to anticipated changes in interest rate trends is important to the successful application of such strategies. Bond funds are generally subject to two risk factors: (1) credit risk, and (2) interest rate risk.



Government Bond Fund is a government bond fund which invests primarily in U.S. Government securities with intermediate to long maturities. The Fund may experience greater share price fluctuations due to its investments in longer term bonds.



The municipal bond funds emphasize tax-free current income by investing primarily in investment-grade municipal securities. Because Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund and Maryland Municipal Bond Fund invest primarily in Virginia or Maryland obligations, as the case may be, the quality and supply of eligible securities may present additional risks to those of more diversified municipal bond funds. See the Appendix to this Prospectus. Virginia Intermediate Municipal Bond Fund is less interest rate sensitive than the Virginia Municipal Bond Fund. It seeks higher Virginia tax-free income than a tax-free money fund, with some share price fluctuation. Virginia Municipal Bond Fund is likely to experience greater share price fluctuation and potentially higher tax-free income due to its investments in longer term municipal bonds. Maryland Municipal Bond Fund also is likely to experience greater share price fluctuation and potentially higher tax-free income than an intermediate term municipal bond fund.

The equity funds emphasize capital appreciation by investing primarily in common stock and securities convertible to common stock, such as preferred stock and convertible bonds. These funds are inherently more risky than the money market and bond funds. The share prices of companies with larger capitalization tend to fluctuate less over time than the stock of companies having smaller market capitalization. Therefore, a stock mutual fund investing in companies with smaller average market capitalization is more aggressively oriented than one which invests in companies with a large average market capitalization, and while a "small-cap" fund's potential for growth may be greater, its share price is likely to respond more suddenly and dramatically to changes in the stock market. Because of fluctuating share price and total returns, the equity funds may not be appropriate investments for investors seeking a more conservative investment.

Value Fund emphasizes long-term capital appreciation and current income through investment in the income producing equity securities of companies with large market capitalizations. It is anticipated that the Fund will provide more current income than, but will not achieve capital appreciation at a rate comparable to, funds that pursue growth as a primary objective.

Capital Appreciation Fund invests primarily in the equity securities of companies with medium to large market capitalization.

Special Equity Fund invests primarily in the equity securities of companies with small to medium market capitalization. Because these companies usually do not pay dividends, income is not a goal of the Fund. While the Adviser purchases securities for the Fund that it believes present the greatest opportunity for growth, these securities may also be considered speculative.

From time to time, each Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Crestar Bank has a lending relationship, including industrial development bonds and other private activity municipal securities backed by the credit and security of such companies. The investment objectives and policies for each Fund are supplemented by its investment limitations. See the Appendix to this Prospectus for further discussion of the Funds' investments.

Investment Limitations

The following summarizes each Fund's principal investment limitations. A complete listing is contained in the Statement of Additional Information. With the exception of limitations 4, 5, 6, 7(b) and (c), and 9(b) and (c), these limitations are fundamental and may not be changed without shareholder approval. Except for the Funds' percentage limitations concerning borrowings, the limitations and policies discussed in this Prospectus are considered at the time of purchase. Accordingly, the sale of securities is not required in the event of a subsequent change in circumstances.

Money Market Funds
1. Each Fund may not, with respect to 75% of its assets (50% in the case of Tax Free Money Fund), invest more than 5% of the total market value of its assets (determined at the time of investment) in the securities of any one issuer other than the U.S. Government, its agencies or instrumentalities.

2. Each Fund may not invest more than 25% of the total market value of its assets (determined at the time of investment) in the securities of foreign banks and foreign branches of domestic banks, in the securities of foreign governments or in the securities of issuers conducting their principal business activities in any one industry; provided, (i) there is no limitation on the aggregate of the Fund's investment in obligations (excluding commercial paper) of domestic commercial banks and in obligations of the U.S. Government, its agencies or instrumentalities; and (ii) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries.

3. Each Fund may not borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of a Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of a Fund's total assets will be repaid before any subsequent investments are made by a Fund.

4. As a non-fundamental limit, Cash Reserve Fund may not make loans except that each Fund may lend portfolio securities in an amount not to exceed 10% of the value of its total assets. Tax Free Money Fund does not currently intend to lend portfolio securities.

Cash Reserve Fund
5. To comply with Rule 2a-7, the Fund normally may not, with respect to 100% of its assets, invest more than 5% of the total market value of its assets in the securities of any one issuer other than the U.S. Government, its agencies or instrumentalities; provided, however, that the Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three days.

Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund
6. For federal tax purposes, each Fund will limit its investments so that: (a) with regard to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer; and (b) no more than 25% of its total assets are invested in the securities of a single issuer. This limitation does not apply to "government securities" as defined for federal tax purposes.

7. Each Fund (a) may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets; (b) may borrow money only from banks or by engaging in reverse repurchase agreements; and (c) will not purchase securities when borrowings exceed 5% of its total assets.

Corporate Bond, Government Bond, Municipal Bond and Equity Funds
8. Each Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% of the outstanding voting securities of the issuer.

9. Each Fund (a) may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets; (b) may borrow money only from banks or by engaging in reverse repurchase agreements; and (c) will not purchase securities when borrowings exceed 5% of its total assets.

Fund Management



The day-to-day management of the Funds is the responsibility of committees comprised of investment professionals. Each of the Value Fund, Capital Appreciation Fund and Special Equity Fund is managed by a separate team of equity investment portfolio managers. Each of the taxable fixed income funds is managed by a team of fixed income investment portfolio managers. Each of the tax-exempt fixed income funds is managed by a team of tax-exempt fixed income investment portfolio managers.



Pricing of Shares



The net asset value per share ("NAV") of Tax Free Money Fund is determined as of 12:00 noon, Eastern time and as of the regularly-scheduled close of normal trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time). The NAV of Cash Reserve Fund is determined as of 1:00 p.m. Eastern time and as of the regularly-scheduled close of normal trading on the NYSE, usually 4:00 p.m. Eastern time. The NAV of each bond and equity fund is determined as of the regularly-scheduled close of normal trading on the NYSE. Each Fund's NAV is determined on each day the NYSE and the Funds' custodian, Crestar Bank, are open for business. The NAV of a Fund is calculated by adding the value of all securities and other assets of a Fund, deducting the liabilities allocated to each class, and dividing the result by the proportional number of the shares of the Fund outstanding in a class.



Assets in the money market funds are valued based upon the amortized cost method. Each money market fund seeks to maintain an NAV of $1.00, although there can be no assurance that an NAV of $1.00 will be maintained.

With respect to the bond and equity funds, securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on any national securities exchange. Securities traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no such transactions are valued at the most recently quoted bid price. Securities for which market quotations are not available are valued at fair value as determined by the Board of Directors. The Funds may also utilize pricing services in determining the value of their securities. Debt securities with remaining maturities of 60 days or less at the time of purchase may be valued on an amortized cost basis (unless the Board determines that such basis does not represent fair value at the time). Under this method, such securities are valued initially at cost on the date of purchase. Thereafter, absent unusual circumstances, the Fund assumes a constant proportionate amortization of any discount or premium until maturity of the security.

How to Purchase, Exchange and Redeem Shares



Shares of each Fund are sold on a continuous basis by the Funds' Distributor, SEI Investments Distribution Co. (the "Distributor"). The Distributor is a registered broker-dealer with principal offices at Oaks, Pennsylvania 19456.

CrestFunds(R) Investors Class offers alternative investment options, A Shares and B Shares. Investors will want to determine which investment option is best suited to their needs. Investors who purchase A Shares pay a sales charge at the time of purchase; that is, A Shares of the equity and bond funds are offered at NAV plus a sales charge. A Shares of the money market funds are offered at NAV without a sales charge. There is a Class A share investment option available for each of the CrestFunds (except for U.S. Treasury Money Fund and Limited Term Bond Fund, which are not currently offering either Class A shares or Class B shares, and each of Government Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund, which currently may be purchased only through Class B shares). Exchanges are permitted freely among the Class A shares of the Funds, although exchanges to Class B shares are not permitted. Additionally, A Shares or B Shares may be exchanged for Trust Class shares if the investor is eligible to invest in the Trust Class. For a description of sales charges applicable to Class A shares, and potential reductions that may be applicable, see "Sales Charges, Reductions and Dealer Concessions," below.




Class B shares are offered on a contingent deferred sales charge basis. This means that investors do not pay a sales charge at the time of their initial investment, but pay a sales charge if they redeem from the Funds. The amount of deferred sales charge is reduced over time and is eliminated after seven years. In addition, Class B shares pay distribution and shareholder servicing fees, which will have the effect of making the annual expense ratio of the Class B shares of each Fund higher than that of the Class A shares of the same Fund. Exchanges are permitted freely among Class B shares of the Funds, although exchanges to Class A shares are generally not permitted. After the seventh year of investment, Class B shares automatically convert to Class A shares for all Class B share Funds, including Government Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund. Class B shares are available on only the following CrestFunds: Government Bond Fund, Maryland Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund. Cash Reserve Fund is available for Class B shares purchased by exchange only from the Class B shares of another Fund. For a description of contingent deferred sales charges applicable to Class B shares, see "Contingent Deferred Sales Charge."


The alternative purchase arrangement permits you to choose the method of purchasing shares that is more beneficial to you. The amount of your purchase, the length of time you expect to hold the shares, and whether you wish to receive dividends in cash or in additional shares will all be factors in determining which sales charge option is best for you. You should consider whether, over the time you expect to maintain your investment, the accumulated distribution and service fees and contingent deferred sales charges on B Shares prior to conversion would be less than the initial sales charge on A Shares, and to what extent such differential would be offset by the expected higher yield of A Shares. A Shares will normally be more beneficial to you if you qualify for reduced sales charges (as described below). Sales personnel of broker-dealers distributing the Funds' shares, and other persons entitled to receive compensation for selling such shares, may receive differing compensation for selling A Shares or B Shares.

The Board of Directors of the Company have determined that no conflict of interest currently exists between A Shares and B Shares. On an ongoing basis, pursuant to their fiduciary duties under the 1940 Act, as amended, and state laws, the Directors will seek to ensure that no such conflict arises.

How to Buy Shares
Shares are offered continuously, and may be purchased by mail, telephone, wire or through a Crestar Securities Corporation Investment Representative ("CSC Investment Representative"). You must complete and return a signed account application for each account you open. The issuance of shares is recorded on the books of the Funds, and share certificates will not be issued for shares of the Funds. For information on opening an account, please consult a CSC Investment Representative or the Customer Service Center at 1-800-273-7827. Before you buy shares, please read the following information to make sure your investment is accepted and credited properly. If you are purchasing through a CSC Investment Representative, please read any program materials in conjunction with this Prospectus. Certain features may be modified, and additional charges and limitations may apply.

A Shares are offered at NAV plus an initial sales charge. The money market funds are offered at NAV without a sales charge. The public offering price (the "offering price") for shares of the equity and bond funds is equal to the NAV plus the initial sales charge, which is a variable percentage of the offering price depending upon the dollar amount of the purchase.

B Shares are offered at NAV without an initial sales charge and may be subject to a CDSC at redemption. The offering price of CDSC shares is equal to the NAV. For more complete information on how the CDSC is calculated, see "How to Redeem."

The minimum initial investment for each Fund is $1,000 ($500 for IRAs and "CrestFunds Account Builder" Accounts). All subsequent purchases must be at least $100 ($50 for IRAs and "CrestFunds Account Builder" Accounts). The Distributor may accept investments of smaller amounts, for either Class A shares or Class B shares, at its discretion.



Effective Time of Purchases --
Money Market Funds
Purchases will be effected at the next NAV calculated after an order is received in good order. A purchase order received before 12:00 noon for Tax Free Money Fund, and 1:00 p.m. For Cash Reserve Fund, will begin earning dividends that day, provided that payment by wire or other immediately available funds is received by the Fund or its agent by 4:00 p.m. that day. All other orders received by 4:00 p.m. will be effected at the 4:00 p.m. NAV and will begin earning dividends on the next business day. Any orders received after 4:00 p.m. will be effected and begin earning dividends on the next business day.

Bond and Equity Funds
Shares of the equity or bond funds may be purchased at the public offering price (the "offering price") next determined after the purchase order is received in good order. Purchase orders must be received in good order before the close of regular trading hours on the NYSE to receive the offering price determined at close of business on that day. Any orders received after 4:00 p.m. will be processed at the offering price next calculated. Financial institutions may impose different cut-off times for receipt of purchase orders on both the distribution and the subsequent conversion.



By Mail
Please make your check payable to the name of the Fund and mail it to the address indicated on the application.

For additional purchases, please make your check payable to the name of the Fund. Indicate your account number on the check and mail it to the address printed on your account statement.

By Telephone
Initial investments in a Fund may not be made by telephone unless you are exchanging shares of another Fund and are establishing the new account with the same name(s), address and taxpayer identification number.

If you applied for the electronic funds transfer service, you may make additional investments in a Fund by calling the Customer Service Center 1-800-273-7827. Your shares will be purchased on the day that funds are received in good order. Allow two to three business days after the call for the transfer to take place.

By Wire
You also may make additional investments in a Fund by wiring Federal funds from your bank account. You must call the Customer Service Center before wiring funds. Federal funds should be wired to:

THE CHASE MANHATTAN BANK, N.A.
ABA #021000021
DDA #910-2-733368



Together with the name of the Fund, your account number, your name(s) and the control number assigned by the CSC Investment Representative. To receive that day's NAV, you must notify Crestar Bank of the wire by 12:00 noon (or 1:00 p.m. in the case of the Cash Reserve Fund) and the Federal funds must be received by 4:00 p.m.



Sales Charges, Reductions and Dealer Concessions

A Shares
The table below sets out applicable sales charges on purchases of A Shares of each Fund. Reduced sales charges are applicable to purchases of $50,000 or more of A Shares of a Fund alone or in combination with purchases of A Shares of other Funds. To obtain the reduction of the sales charge, please consult your CSC Investment Representative at the time of purchase when a quantity discount is applicable to your initial purchase. Upon such notification, you will receive the lowest applicable sales charge, and subsequent trades will automatically receive the reduced sales charge.

In addition to investing at one time in any combination of A Shares in an amount entitling you to a reduced sales charge, you may qualify for a reduction of the sales charge under the Rights of Accumulation, Combined Purchase or Letter of Intent if your total investment in A Shares amounts to at least $50,000. Please see the sales charge schedule below to determine the applicable sales charge for investments totaling more than $50,000. Please consult your CSC Investment Representative or refer to the Funds' Statement of Additional Information for details about each of these investment programs. The following table below shows total sales charges and concessions to Crestar Securities Corporation and other securities dealers and banks ("Dealers") having agreements with the Distributor.



Value Fund, Capital Appreciation Fund and Special Equity Fund



                                                                                   Class A Sales Charges as
                                                                                               a % of
                                                                                    --------------------------       Dealer
                                                                                                                   Concession
Amount of Purchase in Single Transaction                                            Offering     Net Amount         as a % of
                                                                                      Price       Invested       Offering Price
                                                                                    --------     ----------      --------------
Less than $50,000...........................................................           4.50%        4.71%             4.05%
$50,000 to less than $100,000...............................................           4.00         4.17              3.60
$100,000 to less than $250,000..............................................           3.50         3.63              3.15
$250,000 to less than $500,000..............................................           3.00         3.09              2.70
$500,000 to less than $1,000,000............................................           2.50         2.56              2.25
$1,000,000 or more..........................................................           2.00         2.04              1.80


Virginia Intermediate Municipal Bond Fund

                                                                                    Class A Sales Charges as
                                                                                             a % of                  Dealer
                                                                                    -------------------------      Concession
Amount of Purchase in Single Transaction                                            Offering     Net Amount         as a % of
                                                                                      Price       Invested       Offering Price
                                                                                    --------     ----------      --------------
Less than $50,000...........................................................           3.50%        3.63%              3.15%
$50,000 to less than $100,000...............................................           3.09         2.70               3.00
$100,000 to less than $250,000..............................................           2.50         2.56               2.25
$250,000 to less than $500,000..............................................           2.00         2.04               1.80
$500,000 to less than $1,000,000............................................           1.25         1.27               1.13
$1,000,000 or more..........................................................           0.50         0.50               0.45

Intermediate Bond Fund

                                                                                    Class A Sales Charges as
                                                                                               a % of                Dealer
                                                                                    -------------------------      Concession
                                                                                    Offering     Net Amount         as a % of
                                                                                     Price        Invested       Offering Price
                                                                                    --------     ----------      --------------
Less than $50,000...........................................................           3.00%       3.09%               2.70%
$50,000 to less than $100,000...............................................           2.50        2.56                2.25
$100,000 to less than $250,000..............................................           2.00        2.04                1.80
$250,000 to less than $500,000..............................................           1.50        1.52                1.35
$500,000 to less than $1,000,000............................................           1.00        1.01                0.90
$1,000,000 or more..........................................................           0.50        0.50                0.45

Sales charges for A Shares are waived for (i) current or former Directors or officers of CrestFunds, Inc., current or retired officers, directors, or employees (including part-time employees) of Crestar Financial Corporation or its direct or indirect subsidiaries (a Crestar Director or employee), the spouse of a Crestar Director or employee, a Crestar Director or employee acting as custodian for a minor child, and persons acting as trustee of a trust for the sole benefit of the minor child of a Crestar Director or employee; and (ii) shares that the Fund determines are purchased with redemption proceeds from other mutual fund or annuity complexes.

B Shares
No sales charge applies to B Shares at the time of purchase. However, a CDSC does apply on redemption.

Contingent Deferred Sales Charge (CDSC)
B Shares may, upon redemption, be assessed a charge based on the following schedule:

                  From                                        Contingent
                  Date of                                     Deferred
                  Purchase                                    Sales Charge
Year 1................................................           5.00%
Year 2................................................           4.00
Year 3................................................           3.00
Year 4................................................           3.00
Year 5................................................           2.00
Year 6................................................           1.00
Year 7................................................           0.00
Year 8................................................      Conversion to A Shares

The CDSC is calculated based on the lesser of the cost of B Shares at the initial date of purchase or the value of B Shares at redemption, not including any reinvested dividends or capital gains. In determining the applicability and rate of any CDSC at redemption, B Shares representing reinvested dividends and capital gain, if any, will be redeemed first, followed by B Shares that have been held for the longest period of time. B Shares acquired through distributions (dividends or capital gains) will not be subject to a CDSC. In addition, the holding period of any B Shares tendered for redemption will be deemed to include the shareowner's holding period for B Shares of another Fund(s) that were exchanged for the B Shares tendered for redemption.

CDSC Waivers. The CDSC may be waived (i) in cases of death or disability, provided that the redemption is made within one year following the death or initial determination of disability, (ii) in connection with a total or partial redemption made in connection with required distributions made after age 70 1/2 from retirement plans or accounts, or (iii) in connection with a total or partial redemption of Trust Class shares and concurrent purchase of B Shares. For more complete information about the CDSC, including the Conversion Feature and the permitted circumstances for CDSC waivers, contact your investment professional.

Conversion Feature. After a holding period of seven years from the initial date of purchase (or exchange from B Shares or Trust Class shares of another Fund), B Shares convert automatically to A Shares of the Fund. Conversion to A Shares will be made at NAV. At the time of conversion, a portion of the B Shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to A Shares. The portion of Dividend Shares that will convert is determined by the ratio of the current value of your converting B Shares Non-Dividend Shares to the current value of your total B Shares Non-Dividend Shares. (A portion of B Shares that had been acquired previously by exchange also may convert, representing the appreciated value of, and/or reinvested dividends or capital gains earned on, B Shares prior to their exchange.)

Additional Purchase Information -- A Shares and B Shares. All purchases must be paid for in U.S. Dollars (checks must be drawn on U.S. Banks), by electronic transfer from your checking, savings, or money market account, or by wire. Each Fund reserves the right to limit the number of your checks processed at one time. If a check or electronic transfer does not clear, a Fund may cancel the purchase and you could be held liable for any fees and/or losses incurred. Payment for the purchase is expected at the time of the order. If payment is not received within five business days of the date of the order, the order may be canceled and you could be held liable for any fees and/or losses incurred. The Funds and the Distributor each reserve the right to suspend the offering of shares for a period of time and to reject any order for the purchase of shares, including certain purchases by exchange (see "Exchanges"). Purchase orders may be refused if, in the Adviser's opinion, they are of a size that would disrupt the management of the Fund.

Dividend and Distribution Options --
A Shares and B Shares
You have a choice of distribution options when completing your account application.

The Share Option reinvests your income dividends and capital gain distributions (if any) in additional A Shares or B Shares, as applicable. Income dividends and capital gain distributions will be reinvested at the NAV as of the record date for the distribution.

The Income-Earned Option reinvests your capital gain distributions (if any) and pays your income dividends in cash.

With the Cash Option, you receive both income dividends and capital gain distributions (if any) in cash. Cash distributions will be sent to you by check on the payable date, which may be more than seven days after the reinvestment date. You may also receive your distribution by electronic funds transfer. Allow two to three business days for the transfer to take place.

If you select the Income-Earned Option or the Cash Option and the U.S. Postal Service cannot deliver your checks and the checks are returned for non-delivery, your distributions will be held by the Fund without interest.

You may choose the Targeted Dividends Option to have distributions from a Fund automatically invested in A Shares or B Shares, when applicable, of another Fund. Note that distributions may only be directed to an existing account with a registration identical to your account in the originating Fund and that meets investment minimum requirements. Certain sales charges and restrictions may apply. If no distribution option is selected when an account is opened, all dividends and capital gains will automatically be reinvested into the Fund of origin.

You may change your distribution option at any time by notifying the Fund in writing at the address on your statement or by contacting your CSC Investment Representative at least five days prior to the next payable date. On the day a bond or equity portfolio goes ex-dividend, the amount of the distribution is deducted from the share price. Reinvestment of distributions will be made at that day's NAV. Distribution checks normally will be mailed within seven days after the last day of the month.

Exchanges -- A Shares and B Shares
A Shares of a particular Fund may be exchanged for A Shares of other Funds that are currently available for purchase and approved for sale in your state. A sales charge differential may apply to exchanges from the money market funds or exchanges among bond funds or from a bond fund to one of the equity funds that has a higher initial sales charge.

B Shares of a particular Fund may be exchanged for B Shares of other Funds that are currently available for purchase and approved for sale in your state. A CDSC will not apply to B Shares redeemed for exchange.

Each Fund reserves the right to refuse exchanges if the Fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise be affected adversely. The Funds further reserve the right to terminate or modify the exchange privilege in the future. Exchanges are subject to the same investment minimums and time frames listed above. An exchange is considered a sale and subsequent purchase of shares and may result in a capital gain or loss for federal income tax purposes. For information on making A Shares or B Shares exchanges, please consult your CSC Investment Representative or, to exchange shares into a Fund in which you already have an account, contact the Customer Service Center at 1-800-273-7827.

Shareholder Services --
A Shares and B Shares
The following services are available to certain shareholders of the Funds. Please check with your CSC Investment Representative regarding your eligibility.

Electronic Funds Transfer Service
Electronic Funds Transfer Service lets you authorize electronic transfers of money to buy or sell shares of a Fund or move money between your bank account and your Fund account with one phone call. Allow two to three business days after the call for the transfer to take place. For money recently invested, allow normal check-clearing time (up to seven days) before redemption proceeds are sent to your bank.

CrestFunds Account Builder
CrestFunds Account Builder is a simple way to maintain a regular investment program. The minimum initial investment is $500 per Fund. After that, you may arrange automatic transfers (minimum $50 per monthly transaction per Fund) from your bank account to your Fund account on a periodic basis. You will be sent a written confirmation of each transaction and a debit entry will appear on your bank statement. You may change the amount of your investment, skip an investment, or stop CrestFunds Account Builder by notifying the Fund in writing at least five business days prior to your next scheduled investment date.

If you have purchased shares of a Fund through a retirement plan, you may use CrestFunds Account Builder to make regular contributions to your retirement account.

Directed Investment Mix
On your CrestFunds account application you may designate a pre-determined investment mix to direct a certain percentage (minimum 10%) of each investment to certain CrestFunds. For example, for every amount invested, 50% could be directed to one Fund, 30% to another Fund, and 20% to a third. The total must equal 100%. Investments will be directed to your pre-selected Funds without regard to market conditions or investment objective. You may change your selections by notifying CrestFunds in writing at the address printed on your account statement. Any change in your investment selections will not apply to previous amounts invested. You may choose from the dividend distribution options previously described; however, dividends are not reinvested using the Directed Investment Mix option. Investment minimums must be met.

Checkwriting -- A Shares Only
Checkwriting is only available to investors in A Shares of Cash Reserve Fund and Tax Free Money Fund. Checks must be written for a minimum of $500. There is no charge for this service, and you may write an unlimited number of checks. Accounts may not be closed by check.

IRAs
You may purchase shares in a Fund through an IRA. The minimum initial investment for these accounts is $500 per Fund. IRAs help investors save for retirement and shelter investment income from current taxes.

For more information about IRAs and other tax-sheltered retirement plans, including eligibility requirements and tax considerations, consult your financial planner or tax adviser. Other fees may be charged by the IRA custodian or trustee.

Statements and Reports
You will be sent a confirmation after every transaction that affects your share balance or your account registration. In addition, you will be sent a consolidated statement. At least twice a year you will receive the financial statements of the Fund (or Funds) in which you have invested, with a summary of its investments and performance. To reduce expenses, only one copy of most shareholder reports (such as the Funds' Annual Report) may be mailed to your household. Please call the Customer Service Center at 1-800-273-7827 if you need additional copies of a particular report.

The Funds pay for shareholder services, but not for special services such as producing and mailing historical account documents. You may be required to pay fees for these special services. Consult your CSC Investment Representative or the Customer Service Center for details.

How To Redeem Shares --
A Shares and B Shares
At the time you complete your account application, you will designate the method by which you wish to receive redemption payments. This designation and other changes to your account registration may only be changed by written notification to the Fund at the address indicated on your statement. Allow five business days for any change to be effected. Appropriate endorsement and signature guarantees are required.

Shares may be redeemed by mail, by telephone, by wire or through your CSC Investment Representative. To ensure acceptance of your redemption request, please follow the procedures described below.

You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request has been received and accepted and less any applicable charge for the B Shares. Shares will earn dividends through the date of redemption; however, shares redeemed at the market close on a Friday or prior to a holiday will continue to earn dividends until the next business day.

Each Fund reserves the right to withhold redemption proceeds until the Fund is reasonably satisfied that checks or electronic transfers received as payment have cleared (which can take up to seven days). A delay in receiving redemption proceeds may be avoided by purchasing shares with a cashier's check or other guaranteed form of payment.

Subject to each Fund's compliance with applicable regulations, each Fund has reserved the right to pay redemptions, either totally or partially, by a distribution of securities or other property (instead of cash) from its portfolio. The securities or property distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If you receive such a distribution, you will incur brokerage or transaction charges when converting the securities to cash, and you may realize a gain or loss for tax purposes on both the distribution and the subsequent conversion.

By Mail
To have redemption proceeds mailed to the address printed on your account statement, you must send a "letter of instruction" specifying the name of the Fund, the number of shares to be redeemed, your name and your account number.

Your letter of instruction must be signed by all persons authorized to sign for the account, exactly as it is registered, accompanied by signature guarantee(s).

By Telephone or Wire
You may redeem shares by calling 1-800-273-7827. If on your account application you chose to receive your redemption proceeds in the form of a check, redemption proceeds will be sent to the record address. If you choose the electronic funds transfer service on your account application, you may redeem shares of a Fund by calling the Customer Service Center. Allow two to three business days after your call for the transfer to take place. Accounts cannot be closed by this service.

If you selected the wire feature, you may receive redemption proceeds by wire by calling the Customer Service Center. Your money normally will be wired to your bank on the next business day. With respect to the money market funds, if your redemption order is received by 1:00 p.m. (or 12:00 noon for the Tax Free Money
Fund), proceeds will be wired to your bank the same day. You may be charged a nominal fee for wiring redemption proceeds.

Neither the Transfer Agent nor the Fund will be responsible for any loss, liability, cost or expense for acting upon telephone or wire instructions reasonably believed to be genuine and the investor will bear all risk of loss. The Fund and Transfer Agent maintain procedures, including identification methods and other means, for ascertaining the identity of callers and authenticity of instructions.

Additional Redemption Information -- A Shares and B Shares

Reinstatement Privilege --
A Shares only
If you have redeemed all or part of your A Shares of a Fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the Fund or in any of the other Funds, at the NAV next determined after receipt of your investment order, without a sales charge, provided that such reinvestment is made within 30 days of redemption. You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to a Fund. Contact your CSC Investment Representative for more information.

Systematic Withdrawal Plan --
A Shares only
You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $250 or more per Fund per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Since a sales charge is applied on new shares you buy, it is to your disadvantage to buy shares while also making systematic redemptions. Contact your CSC Investment Representative for more information. Systematic Withdrawal is not available for B Shares.

Maintenance Balances
You may be required to redeem A Shares in a Fund if the balance in that Fund drops below $500 as a result of redemptions, and you do not increase the account's balance to the minimum on 30 days' written notice. You must maintain an account balance of $1,000 in B Shares ($500 for IRAs). If your account falls below $500 due to redemption, the Transfer Agent may waive the CDSC and close your account at the NAV next determined on the day your account is closed and mail you the proceeds at the address shown on the Transfer Agent's records.


Dividends and Tax Matters

Distributions. Income dividends from the money market and bond funds are declared daily and distributed monthly. Each equity fund's income dividends are declared and paid monthly. All Funds distribute substantially all of their net investment income and capital gains (if any) to shareholders each year. Unless the Funds are instructed otherwise, all dividends and distributions of capital gains are automatically reinvested into additional shares of the Fund immediately upon payment thereof.

Federal Taxes. Interest earned by Tax Free Money Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund is federally tax-free when distributed to shareholders as income dividends. If one of the tax-free funds earned federally taxable income from any of its investments, it would be distributed as a taxable dividend. These Funds may invest in securities the interest on which is subject to the federal alternative minimum tax for individuals and, to the extent that each such Fund does so, individuals who are subject to the alternative minimum tax will be required to report a portion of their dividends as a "tax preference item" in determining their federal taxes.

A portion of each equity fund's dividends may qualify for the dividends-received deduction for corporations. Distributions from a Fund's taxable net investment income and short-term capital gains generally are taxable to shareholders as dividends, and long-term capital gains (if any) are taxed as long-term capital gains.

Each Fund's distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in December and paid in January will be taxable as if paid on December 31. Each Fund will send shareholders a tax statement by January 31 showing the tax status of the distributions received in the past year and will file a copy with the Internal Revenue Service ("IRS"). You should keep all statements you receive to assist in your personal recordkeeping.

The B Shares of each Fund automatically convert to A Shares after seven years from purchase. The Company has received the advice of counsel that the conversion from B to A Shares will not be a taxable event for the Fund or the shareholder. In the event that in the opinion of counsel, this advice may not be relied upon due to a change in the law, applicable regulations, or other factors, the Directors of the Company will then consider whether to terminate the conversion privilege or take such other steps as they determine to be in the best interest of shareholders.

State and Local Taxes.

Maryland Municipal Bond Fund:
To the extent the Fund qualifies as a regulated investment company under the Internal Revenue Code, it will be subject to tax only on (1) that portion of its income on which tax is imposed for federal income tax purposes under Section 852(b)(1) of the Internal Revenue Code and (2) that portion of its income which consists of federally tax exempt interest on obligations other than Maryland Exempt Obligations (hereinafter defined) to the extent such interest is not paid to Fund shareholders in the form of exempt-interest dividends. To the extent dividends paid by the Fund represent interest excludable from gross income for federal income tax purposes, that portion of exempt-interest dividends that represents interest received by the Fund on obligations issued by the State of Maryland, its political subdivisions, Puerto Rico, the U.S. Virgin Islands, or Guam and their respective authorities or municipalities ("Maryland Exempt Obligations"), will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Fund except in the case of a shareholder that is a financial institution. Except as noted below, all other dividend distributions will be subject to Maryland state and local income taxes.

Capital gains distributed by the Fund to a shareholder or any gains realized by a shareholder from a redemption or sale of shares must be recognized for Maryland state and local income tax purposes to the extent recognized for federal income tax purposes. However, capital gains distributions included in the gross income of shareholders for federal income tax purposes are subtracted from capital gains income for Maryland income tax purposes to the extent such distributions are derived from the disposition by the Fund of debt obligations issued by the State of Maryland, its political subdivisions and authorities.

Except in the case of a shareholder that is a financial institution, dividends received by a shareholder from the Fund that are derived from interest on U.S. government obligations will be exempt from Maryland state and local income taxes.

In the case of individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Internal Revenue Code for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds is a preference item for purposes of calculating the federal alternative minimum tax. Accordingly, if the Fund holds private activity bonds of an issuer other than the State of Maryland, its political subdivisions, or other bond issuing authorities, the excess of 50% of that portion of exempt-interest dividends which is attributable to interest on such private activity bonds over a threshold amount may be taxable by Maryland. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder in order to purchase or carry shares of the Fund will not be deductible for Maryland state and local income tax purposes. Individuals will not be subject to personal property tax on their shares of the Fund. Shares of the Fund held by a Maryland resident at death may be subject to Maryland inheritance and estate taxes.

Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund:
Under existing Virginia law, provided that Virginia Intermediate Municipal Bond Fund or Virginia Municipal Bond Fund each qualify as a separate "regulated investment company" under the Internal Revenue Code and qualify to and pay dividends that are exempt from federal, income tax, distributions to shareholders from that Fund will not be subject to Virginia income taxation to the extent that such distributions are either (i) excludable from gross income for federal income tax purposes and attributable to interest on obligations of Virginia or any of its political subdivisions or instrumentalities ("Virginia Obligations") or obligations of Puerto Rico, the U.S. Virgin Islands or Guam ("Possessions Obligations") or (ii) attributable to interest on obligations issued by the United States or any authority, commission or instrumentality of the United States in the exercise of the borrowing power, and backed by the full faith and credit, of the United States ("United States Obligations"). For shareholders who are subject to Virginia income taxation, distributions from the Funds (whether paid in cash or reinvested in additional common stock) generally will be includable in Virginia taxable income to the extent not described in the preceding sentence. Thus, for example, the portion of a distribution excludable from gross income for federal income tax purposes and attributable to interest on obligations of a state other than Virginia will not be exempt from Virginia income taxation. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Funds will not be deductible for Virginia income tax purposes to the extent such interest expense relates to the portions of distributions exempt from Virginia income taxation.

To be entitled to an exemption described above for distributions attributable to interest on Virginia Obligations, Possessions Obligations or United States Obligations, a shareholder must be able to substantiate the exempt portions of each distribution with reasonable certainty. The determination of exempt portions must be made on a monthly (rather than annual or quarterly) basis if, as planned, the Funds make monthly distributions. Shareholders should retain their statements from the Funds, which are to be issued at least annually, showing the percentages of each monthly distribution attributable to interest on Virginia Obligations, Possessions Obligations and United States Obligations.

Capital gain distributions from the Funds and gain recognized on a sale or other disposition of shares of the Funds (including transfers in connection with the redemption or repurchase of shares) generally will not be exempt from Virginia income taxation.

For taxpayers other than corporations, the maximum marginal Virginia income tax rate is 5.75%. The same rate applies to capital gains as to other taxable income.



The Funds will not be subject to any Virginia intangible personal property tax on any obligations in the Funds. In addition, shares of the Funds held for investment purposes will not be subject to any Virginia intangible personal property tax.



Capital Gains. Shareholders in the equity and bond funds may realize a capital gain or loss when they redeem or exchange shares. For most types of accounts, the equity and bond funds will report the proceeds of the redemptions to investors and the IRS annually. However, because the tax treatment also depends on an individual's purchase price and his personal tax position, shareholders should keep their regular account statements to use in determining their tax.

"Buying a Dividend." On the ex-dividend date for an income dividend or distribution from capital gains, each bond and equity fund's share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you would pay the full price for the shares and then receive a portion of the share price as a taxable distribution unless the distribution were an exempt-interest dividend.

Other Tax Information. In addition to federal taxes, you may be subject to state or local taxes depending on the laws in their area. Consult your tax adviser concerning the application of state and local taxes to investments in the Funds, which may differ from the federal income tax consequences described above.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions.

Please refer to the Statement of Additional Information for more information regarding taxes.

Performance

Performance of each class may be quoted in advertising in terms of yield, effective yield, tax equivalent yield or total return, as appropriate. Performance figures are based on historical results and are not intended to indicate future performance.

The yield of each class of each bond and money market fund is calculated by dividing the net investment income (net of expenses) (as defined by the SEC) earned by the Fund over a 30-day period (for bond funds) and seven-day period (for money market funds), by the average number of shares entitled to receive distributions, expressed as an annualized percentage rate. The effective yield is calculated similarly, but assumes that the income earned from the investment is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Because yield accounting methods differ from the methods used for other accounting purposes, each bond and money market fund's yield may not equal its distribution rate, the income paid to an account or the income reported in the Fund's financial statements.

Tax Free Money Fund and the municipal bond funds also any quote tax-equivalent yields, which show the approximate taxable yield an investor would have to earn, before taxes, to equal the Fund's tax-free yield. A tax-equivalent yield is calculated by dividing the tax-exempt yield by the result of one minus a stated federal and/or state tax rate. If only a portion of the Fund's income was tax-exempt, only that portion is adjusted in the calculation.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in a Fund and assumes that all dividends and capital gain distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the Funds' returns, investors should recognize that they are not the same as actual year-by-year results. The yield and total return of the three classes are calculated separately; the yields and total returns of A Shares and B Shares will be lower than that of Trust Class shares. When a class quotes an average annual total return covering a period of less than one year, the calculation assumes the performance will remain constant for the rest of the year. Since this may or may not occur, these average annual total returns should be viewed as hypothetical returns rather than actual performance. To illustrate the components of overall performance, the Funds may separate their cumulative and average annual total returns into income results and capital gain or loss. The Funds may quote their total returns on a before tax or after tax basis.

For advertising purposes, A Shares and B Shares bond fund yields and bond and equity fund total returns generally include the effects of the maximum applicable charges and fees applicable to that class, which is the maximum sales charge and 12b-1 fee for A Shares of a particular fund, and the maximum CDSC for the period and 12b-1 and shareholder servicing fees for B Shares. Excluding the sales charge from the calculation would result in higher yield and total return figures.

Portfolio Transactions

When placing a portfolio transaction, the Adviser attempts to obtain the best net price and execution of the transaction. Commissions for portfolio transactions executed on a securities exchange are negotiated between the Adviser and the executing broker. The Adviser seeks to obtain the lowest commission rate available from brokers while also considering the quality of the service rendered by the broker and the broker's provision of the research and execution services described below. A Fund may, however, pay higher than the lowest available commission rates when the Adviser believes it is reasonable to do so in light of the value of the brokerage, research and other services provided by the broker effecting the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions.

The Adviser may place portfolio transactions with broker-dealers who provide research or execution services to the Funds or other accounts over which the Adviser or its affiliates exercise investment discretion. These services assist the Adviser in making investment decisions by providing a variety of information, including but not limited to: on-line access to financial information (such as prices and earnings estimates); technical as well as fundamental analyses of securities and financial markets; portfolio strategy information; software and hardware that assists in the investment decision-making process; portfolio performance measurement; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers is generally made by the Adviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Adviser's investment staff based upon the quality of research or execution services provided. The Funds may execute brokerage or other agency transactions through its distributor or an affiliate of its distributor or through an affiliate of the Adviser, which are registered broker-dealers.



The frequency of portfolio transactions, a Fund's portfolio turnover rate, will vary from year to year depending on market conditions. For the fiscal year ended November 30, 1997, the Funds' portfolio turnover rates were: Intermediate Bond Fund, 66%; Government Bond Fund, 144%; Maryland Municipal Bond Fund, 5%; Virginia Intermediate Municipal Bond Fund, 30%; Virginia Municipal Bond Fund, 39%; Value Fund, 100%; Capital Appreciation Fund, 123%; and Special Equity Fund, 148%.



Advisory and Related Agreements; Distribution and Service Plans

Adviser
Crestar Asset Management Company (formerly Capitoline Investment Services, Incorporated), 919 East Main Street, Richmond, Virginia 23219, provides investment advisory services to each of the Funds subject to the general supervision of the Company's Board of Directors.



The Company has entered into Investment Advisory Agreements with the Adviser ("Advisory Agreements") on behalf of each Fund, pursuant to which the Adviser is paid for its advisory services to each Fund at an annual rate based on the following fee schedule: Cash Reserve Fund and Tax Free Money Fund, .40% of each Fund's average daily net assets for the first $500 million of net assets; .35% of each Fund's average daily net assets on the next $500 million of net assets; and .30% of each Fund's average daily net assets on all remaining net assets; Capital Appreciation Fund, Value Fund and Special Equity Fund, .75% of each Fund's average daily net assets and Virginia Intermediate Municipal Bond Fund,
 .50% of each Fund's average daily net assets; and Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund, .60% of average daily net assets for its advisory services to each of these Funds. The Adviser, at its sole discretion, may waive all or any portion of its advisory fee. Any waiver, which may be discontinued at any time, has the effect of increasing the Fund's yield for the period during which the waiver was in effect and may not be recouped at a later date. The advisory fees for Capital Appreciation Fund, Value Fund and Special Equity Fund are higher than those generally paid by investment companies.



The Adviser, at its sole discretion, may pay financial institutions, or other industry professionals such as investment advisers, accountants, banks, and estate planning firms ("Qualified Recipients") for shareholder support services. The Adviser may engage banks and brokers, including Crestar Bank and Crestar Securities Corporation (and affiliates thereof), as Qualified Recipients to perform certain shareholder support services. In addition, such Qualified Recipients may impose charges or other requirements on their customers for automatic investment and other cash management services which an investor utilizing such Qualified Recipients should take into consideration when determining the effective yield of an investment in a Fund.



For the fiscal year ended November 30, 1997, for services provided to the Funds, the Adviser received advisory fees from Cash Reserve Fund, Tax Free Money Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund equal to .38%, .40%,
 .60%, .50%, .22, .50%, .50%, .75%, .75% and .75%, respectively, of the average daily net assets of each Fund.

The Adviser is a wholly-owned subsidiary of Crestar Bank, which is a subsidiary of Crestar Financial Corporation, a Mid-Atlantic Region banking organization. Crestar Financial Corporation had total assets of approximately $22.2 billion as of December 31, 1997. Crestar Financial Corporation was organized in 1962 as a bank holding company registered under the federal Bank Holding Company Act of 1956 and files annual and periodic reports with the SEC under the Securities Exchange Act of 1934. (See "Banking Law Matters.")

The Adviser was organized in 1973 and is one of the largest investment advisory organizations in Virginia. As of December 31, 1997, the Adviser managed trust and investment assets of approximately $15 billion.

Administrator and Distributor
SEI Fund Resources (the "Administrator"), a Delaware business trust, provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel, and facilities. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .15% of the average daily net assets of the Funds. The Administrator, in its sole discretion, may waive all or any portion of its fee. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, serves as distributor. Each Fund may execute brokerage or other agency transactions through the Distributor, for which the Distributor receives compensation.



Distribution and Service Plans
The Board of Directors of the Company has approved an Amended and Restated Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act (the "Rule"). Under this Plan the Distributor is compensated at the annual rate of .15% of the aggregate average daily net assets of the Trust Class shares and Class A Shares of each Fund. The Distributor will be compensated for distribution services provided to the Trust Class shares including the printing and distribution of Prospectuses, Statements of Additional Information or reports prepared for the use in connection with the offering of shares of the Funds (other than to existing shareholders at the time of such mailing), the expenses incurred for the preparation of any other literature used by the Distributor in connection with any such offering. The Distributor has agreed to waive any fees payable pursuant to the Plan, and will bear the costs of other distribution-related activities. The Distributor reserves the right to terminate its waiver at any time at its sole discretion.

The Plan also permits the Adviser, at its sole discretion, to use all or a portion of the advisory fee received, as well as its past profits or other resources, to pay financial institutions or other industry professionals such as investment advisers, accountants, banks, and estate planning firms for shareholder support services. The Adviser may engage banks and broker-dealers, including Crestar Bank and Crestar Securities Corporation (and affiliates thereof), as Qualified Recipients to perform certain shareholder support services. Such Qualified Recipients may impose charges or other requirements on their customers for automatic investment and other cash management services which an investor utilizing such services through a Qualified Recipient should take into consideration when determining the effective yield of an investment in a Fund.

The Distributor may pay all or a portion of the distribution fee to Qualified Recipients who sell shares of each Fund. Qualified Recipients who provide enhanced inquiry, order entry and sales facilities in connection with transactions in Fund shares by their clients may receive a fee up to the maximum applicable asset based sales charges. In addition, the Distributor will, at its expense, provide promotional incentives such as sales contests and trips to investment professionals who support the sale of shares of each Fund. In some instances, these incentives will be offered only to certain types of investment professionals, such as bank-affiliated or non-bank affiliated broker-dealers, or to investment professionals whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.

In addition to the Plan, the Company's Board of Directors has approved an Amended and Restated Distribution and Service Plan (the "Money Market Plan") with the Distributor pursuant to the Rule on behalf of the A Shares of each money market fund. Under the Money Market Plan, the Distributor is paid for distribution-related activities including securing purchasers of shares of the A Shares of the money market funds, and for certain shareholder support services. For this service, the Distributor is compensated at an annual rate of .25% of the average net assets of the A Shares of each money market fund. All or a portion of the Money Market Plan fees may be paid by the Distributor to Qualified Recipients as compensation for selling A Shares of the money market funds and for providing ongoing sales support services or for shareholder support services. Fees paid pursuant to the Money Market Plan are separate fees of the A Shares of each money market fund and will reduce the net investment income and total return of the A Shares of these Funds. The Distributor has agreed to waive any fees payable pursuant to the Money Market Plan. The Distributor reserves the right to terminate this waiver at any time at its sole discretion.

Further, the Company's Board of Directors has approved an additional Distribution and Service Plan with the Distributor pursuant to the Rule applying to B Shares (the "B Shares Plan") that authorizes payment of a distribution fee and a shareholder servicing fee. B Shares are authorized to pay a monthly distribution fee of .75% of B Shares' average daily net assets of such class. Also, pursuant to the B Shares Plan, the Distributor is compensated at an annual rate of .25% of B Shares' average net assets for providing ongoing shareholder support services to investors in B Shares. B Shares of each applicable Fund bear the fees pursuant to their Plan. Compensation may be paid by the Distributor to persons and institutions who provide administrative or accounting services not otherwise provided by the Adviser, Transfer Agent or Administrator. Distribution fees and shareholder services fees will reduce the net investment income and total return of a Fund's B Shares. The Distributor has agreed to waive a portion of the fees payable pursuant to the B Shares Plan. The Distributor reserves the right to terminate this waiver at any time at its sole discretion.

Transfer Agent and Custodian
Crestar Bank (the "Transfer Agent"), 919 East Main Street, Richmond, VA 23219, acts as each Fund's transfer agent, dividend paying agent and custodian. As Transfer Agent, Crestar Bank maintains shareholder accounts and records for each Fund (unless such accounts are maintained by sub-transfer agents). For its services as Transfer Agent, Crestar Bank is paid a monthly fee at the annual rate of .06% of average net assets of the A Shares and B Shares of each Fund.

As Custodian, Crestar Bank safeguards and controls the Funds' cash and securities, handles the receipt and delivery of securities, and collects income on Fund investments. For these services, Crestar Bank is paid a monthly fee at an annual rate of up to .04% of each Fund's average net assets.

Crestar Bank is permitted to subcontract any or all of its functions to one or more qualified sub-transfer agents, sub-custodians or other persons. Crestar Bank is permitted to compensate those agents for their services, but no such compensation may increase the aggregate amount of payments by the Funds to Crestar Bank pursuant to the Transfer Agent or Custodian Agreements.

Other Expense Information

Each Fund may elect not to qualify its shares for sale in every state. For the purpose of the Adviser's obligation to reimburse expenses, each Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Adviser monthly. Each Fund's expenses include Company expenses attributable to a particular Fund, are allocated to that Fund. Expenses not directly attributable to a particular Fund, which are allocated among the Funds in proportion to their average daily net assets. Transfer agency expenses attributable to a particular Class of shares are paid by that Class.

Subject to the obligations of the Adviser under the Advisory Agreement to reimburse a Fund for its expenses in excess of the lowest applicable state limitations, if any, each Fund has confirmed its obligation to pay all of that Fund's other expenses.

Banking Law Matters

Banking laws and regulations, including the Glass-Steagall Act (as currently interpreted by the Board of Governors of the Federal Reserve System), prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities. The same laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and to purchase shares of the investment company as agent for and upon the order of a customer. Upon advice of counsel, the Company's Board of Directors believes that the Adviser, Crestar Bank and any bank or bank affiliate may perform processing or transfer agency or similar services described in this Prospectus for each Fund and its shareholders without violating applicable federal banking laws or regulations.

However, judicial or administrative decisions or interpretations of, as well as changes in, either federal or state statutes or regulations relating to the activities of banks and their affiliates could prevent a bank or bank affiliate from continuing to perform all or a part of the activities contemplated by this Prospectus. If banks or bank affiliates were prohibited from so acting, the Company would change its existing policies to permit bank customers who are shareholders to remain shareholders of a Fund and would implement alternative means for continuing the servicing of such shareholders. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank or bank affiliates may no longer be able to avail itself of the bank's or its affiliates' services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

Description of Common Stock

Cash Reserve Fund, U.S. Treasury Money Fund, Limited Term Bond Fund, Intermediate Bond Fund, Government Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund are diversified portfolios of CrestFunds, Inc. Tax Free Money Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund are non-diversified portfolios of CrestFunds, Inc. The authorized capital stock of the Company, which was incorporated as a Maryland corporation on March 17, 1986, consists of 20 billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Board of Directors may, without shareholder approval and at the Company's expense, divide the authorized stock into an unlimited number of separate series, and the costs of doing so will be borne by the Company. Currently all the authorized stock of the Company is divided into 12 separate series: Cash Reserve Fund Common Stock, U.S. Treasury Money Fund Common Stock, Tax Free Money Fund Common Stock, Limited Term Bond Fund Common Stock, Intermediate Bond Fund Common Stock, Government Bond Fund Common Stock, Maryland Municipal Bond Fund Common Stock, Virginia Intermediate Municipal Bond Fund Common Stock, Virginia Municipal Bond Fund Common Stock, Value Fund Common Stock, Capital Appreciation Fund Common Stock and Special Equity Fund Common Stock, representing shares for each of the Company's 12 CrestFunds. The CrestFunds offer one or more of three classes of shares: A Shares and B Shares (offered by this Prospectus) and Trust Class shares (offered to qualified individuals and institutions by a separate prospectus). Generally, each Class may exchange for shares of its Class only. Performance of Trust Class shares is expected to be higher than performance of A Shares or B Shares due to Trust Class' lower expenses, and A Shares performance is expected to be higher than that of B Shares due to its lower expenses.

A Shares normally may only be exchanged for A Shares, and B Shares for B Shares, but in certain circumstances Trust Class shares may be exchanged for A Shares or B Shares. Please refer to the Statement of Additional Information for more information.

All shares of the Company have equal voting and liquidation rights, and fractional shares have those rights proportionately. Generally, shares will be voted in the aggregate without reference to a particular Fund or Class, unless the matter affects only one Fund or Class or unless voting by a Fund or Class is required by law, in which case shares will be voted separately by the Fund or Class, as the case may be. Maryland law does not require the Company to hold annual meetings of shareholders and the Company does not intend to do so, though special meetings will be held when required by law. Shareholders representing 25% or more of the Company or a Fund may, as set forth in the Company's By-laws, call meetings of the Company or a Fund, as the case may be, including, in the case of a meeting of the entire Company, the purpose of voting on removal of one or more Directors. There are no conversion or preemptive rights in connection with shares of each Fund. All shares, when issued and paid for, in accordance with the terms of the offering will be fully paid and non-assessable.

A shareholder owning of record or beneficially more than 25% of a Fund's shares may be considered to control that Fund. As of March 2, 1998, Crestar Bank was the record holder of more than 25% of the shares of the following Funds:

                                      Fund Name                                                 Shareholder              %
Cash Reserve Fund...................................................................    Crestar Bank, Richmond, VA     85.93%
U.S. Treasury Money Fund............................................................    Crestar Bank, Richmond, VA       100%
Tax Free Money Fund.................................................................    Crestar Bank, Richmond, VA     94.98%
Limited Term Bond Fund..............................................................    Crestar Bank, Richmond, VA     86.60%
Intermediate Bond Fund..............................................................    Crestar Bank, Richmond, VA     92.93%
Government Bond Fund................................................................    Crestar Bank, Richmond, VA     80.38%
MD Municipal Bond Fund..............................................................    Crestar Bank, Richmond, VA     54.55%
VA Intermediate Municipal Bond Fund.................................................    Crestar Bank, Richmond, VA     93.20%
VA Municipal Bond Fund..............................................................    Crestar Bank, Richmond, VA     73.23%
Value Fund..........................................................................    Crestar Bank, Richmond, VA     86.93%
Capital Appreciation Fund...........................................................    Crestar Bank, Richmond, VA     70.82%
Special Equity Fund.................................................................    Crestar Bank, Richmond, VA     84.32%



This record ownership includes accounts owning Fund shares for which Crestar Bank acts as trustee or agent.

Appendix

The following briefly describes the securities in which the Funds may invest and the transactions they may make. The Funds are not limited by this discussion, however, and may purchase other types of securities and enter into other types of transactions if they meet each Fund's respective quality, maturity, and liquidity requirements.

A complete listing of the Fund's policies and limitations and more detailed information about the Fund's investments is contained in the Fund's Statement of Additional Information. Recent holdings and investment strategies are described in the Funds' financial report.

American Depositary Receipts ("ADRs"). Value Fund and Capital Appreciation Fund may invest in sponsored ADRs which are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national markets and currencies. A sponsored ADR is an ADR established jointly by the issuer of the security underlying the receipt and the bank or other financial institution holding the receipt.

Asset-Backed Securities. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. A Fund may purchase units of beneficial interest in pools of purchase contracts, financing leases, and sales agreements entered into by municipalities. These municipal obligations may be created when a municipality enters into an installment purchase contract or lease with a vendor and may be secured by the assets purchased or leased by the municipality. However, except in very limited circumstances, there will be no recourse against the vendor if the municipality stops making payments. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

Bankers' Acceptances. The money market funds may purchase bankers' acceptances, which are time drafts drawn on and accepted by a bank, the customary means of effecting payment for merchandise sold in import-export transactions and a source of financing used extensively in international trade.

Bank Obligations. The performance of the money market funds may be affected by conditions affecting the banking industry. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. Bank profitability is largely dependent on the availability and cost of capital funds, and has shown significant fluctuation recently as a result of volatile interest rate levels. In addition, general economic conditions are important to bank operations, with exposure to credit losses potentially having an adverse effect.

Certificates of Deposit. Cash Reserve Fund and Tax Free Money Fund may purchase certificates of deposit, which are debt instruments issued by a bank that usually pays interest. Maturities range from a few weeks to several years. Interest rates are set by competitive forces in the marketplace.

Collateralized Mortgage Obligations. The corporate bond funds may purchase collateralized mortgage obligations ("CMOs"), which are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and have different maturities and often are retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. CMOs may be volatile investments. During periods of declining interest rates, prepayment of mortgages underlying CMOs can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these prepayment risks, the realized yield or total return of a particular issue may be reduced.

Commercial Paper. The money market funds may purchase commercial paper, which is comprised of short-term obligations issued by banks, broker-dealers, corporations, or other entities for purposes such as financing their current obligations. Currently only the Cash Reserve Fund intends to purchase commercial paper and will limit its purchase of these instruments to those rated Prime-1 by Moody's or A-1 by S&P.

Common Stock. The equity funds may purchase common stock which is evidence of ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. For the most part, however, common stock has more potential for appreciation. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

Convertible Preferred Stock. The corporate bond funds and the equity funds may purchase convertible preferred stock, which is preferred stock that may be converted or exchanged by the holder into shares of the underlying common stock at a stated exchange ratio. A convertible security may also be subject to redemption by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption, the Fund could be required to tender it for redemption, convert it to the underlying common stock, or sell it to a third party.

Delayed-Delivery Transactions. The money market and bond funds may buy and sell obligations on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. Ordinarily, a Fund will not earn interest on securities purchased until they are delivered; failure by the other party to deliver a security purchased by a Fund may result in a loss or a missed opportunity to make an alternative investment. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in a bond fund's yield.

Demand Feature. A put that entitles the security holder to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals is a demand feature. With respect to the money market funds, such intervals may not exceed 397 days. A standby commitment is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

Foreign Investments. The corporate bond funds and the equity funds may invest in foreign securities traded in the United States, which involve risks in addition to the risks inherent in domestic investments. The Funds' foreign investments may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. In addition, foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors.

These risks are typically greater for investments in less developed countries whose governments and financial markets may be more susceptible to adverse political and economic developments. In addition, to the political and economic factors that can affect foreign securities, a governmental issuer may be unwilling to repay principal and interest when due, and may require that the conditions for payment be re-negotiated. These factors could make foreign investments, especially those in developing countries more volatile. The Adviser considers these factors in making investments for the Fund. There is no limitation on the amount each corporate bond fund and equity fund may invest in foreign securities or in any one country. The corporate bond funds will invest only in U.S. dollar-denominated foreign securities.

Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are referred to as government securities. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency. For example, securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation are supported only by the credit of the issuing agency, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury securities and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S.
Government and are the highest quality government securities.

Illiquid Securities. Illiquid securities are securities which cannot be disposed of within seven days at approximately the price at which they are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements of over seven days in length. The Adviser will determine and monitor the liquidity of portfolio securities subject to the supervision of the Fund's Board of Directors.

Indexed Securities. The corporate bond and government bond funds may invest in indexed securities whose value is linked to currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

Investment-grade Securities. Investment-grade securities include securities rated BBB or higher by S&P or Baa or higher by Moody's which generally provide adequate to strong protection of principal and interest payments. Securities rated BBB or Baa may be more susceptible to potential adverse changes in circumstances which may lead to a weakened capacity to make principal and interest payments and may have speculative characteristics as well. If a security is rated investment-grade by one rating agency and below investment-grade by another rating agency, the Adviser may make a determination as to the security's investment-grade quality.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements and in order to generate additional income, the corporate bond funds, taxable money market funds and equity funds may lend their portfolio securities to broker-dealers and other institutional borrowers. Such loans must be callable at any time and continuously secured by collateral (cash, U.S. Government securities or money market instruments) in an amount not less than the market value, determined daily, of the securities loaned. Loans secured by cash collateral are invested in short-term high quality debt securities, U.S. government securities or money market instruments.

In the event of the bankruptcy of the other party to either a securities loan, a repurchase agreement or a reverse repurchase agreement, a Fund could experience delays in recovering either the securities it lent or its cash. To the extent that, in the meantime, the value of the securities a Fund lent has increased or the value of the securities it purchased has decreased, it could experience a loss.

Letters of Credit. Issuers or financial intermediaries who provide demand features or standby commitments often support their ability to buy securities on demand by obtaining letters of credit ("LOCs") or other guarantees from banks. LOCs also may be used as credit supports for other types of municipal instruments. The Adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Mortgage-Backed Securities. The corporate bond and government bond funds may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the corporate bond funds may invest in them if the Adviser determines they are consistent with the Funds' investment objective and policies.

The market volatility of mortgage-backed securities can be greater than the market volatility of other bonds. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. During periods of declining interest rates, prepayment of mortgages underlying mortgage securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield or total return of a particular issue. In the absence of a known maturity, market participants generally refer to a security's estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

Stripped Mortgage-Backed Securities. Securities created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities are stripped mortgage-backed securities. The holder of the "principal only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. The market volatility of stripped mortgage-backed securities tends to be greater than the market volatility of other types of mortgage-backed securities in which the Funds may invest. If the mortgage assets which underlie the stripped mortgage-backed securities were to experience greater than anticipated prepayments of principal, a Fund could fail to fully recoup its initial investment in these securities, even if they are rated in the highest rating categories (e.g., AAA or Aaa by S&P or Moody's, respectively).

Municipal Securities. Municipal securities include general obligation securities, which are backed by the full taxing power of a municipality, and revenue securities, which are backed by the revenues of a specific tax, project, or facility. Industrial development, or private activity, bonds are a type of revenue bond backed by the credit and security of a private entity and may involve greater risk; such securities, which may be subject to the federal alternative minimum tax, include securities issued to finance housing projects, many hospital and university facilities, student loans, and privately owned solid waste disposal and water and sewage treatment facilities.

Repurchase Agreements. The corporate bond funds, government bond fund, taxable money market funds and equity funds may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. In the event of bankruptcy of the other party to a repurchase agreement, the Funds could experience delays in recovering its cash. To the extent that, in the meantime, the true value of securities purchased had decreased, the Funds could experience a loss. In all cases, the Adviser must find the credit worthiness of the other party to the transaction satisfactory.

Resource Recovery Bonds. The Tax Free Money Fund and the municipal bond funds may purchase resource recovery bonds, which are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds. Refunding Contracts. The municipal bond funds may invest in refunding contracts which require the issuer to sell and a Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, a Fund agrees to repurchase the instrument at an agreed-upon price and time. A Fund expects that it will engage in reverse repurchase agreements for temporary purposes such as to fund redemptions. Reverse repurchase agreements may increase the risk of fluctuation in the market value of a Fund's assets or in its yield.

While a reverse repurchase agreement is outstanding, a Fund will maintain appropriate liquid assets such as cash, U.S. government securities, or other liquid high grade debt securities, in a segregated custodial account to cover its obligations under the agreement. A Fund will enter into reverse repurchase agreements only with those parties whose creditworthiness is deemed satisfactory by the Adviser.

Stripped Government Securities. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. Each Fund may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), that are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond By the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP STRIPS are eligible investments for each money market and bond fund.

Each Fund except the U.S. Treasury Fund may purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payments that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion.

Because of the SEC's views on privately stripped government securities, a Fund must treat them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds. Accordingly, a Fund currently intends to purchase only those privately stripped government securities that have either received the highest rating from two nationally recognized rating services (or one, if only one has rated the security), or, if unrated, been judged to be of equivalent quality by the Adviser.

Tax and Revenue Anticipation Notes. Tax and revenue anticipation notes are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues. Bond anticipation notes normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs.

Time Deposits. Time deposits are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time. Time deposits with a maturity of seven business days or more are considered illiquid.

Variable and Floating Rate Instruments. The money market funds and the bond funds may purchase variable and floating rate instruments, including certain participation interests in municipal obligations, which have interest rate adjustment formulas that help to stabilize their market values. Many variable and floating rate instruments also carry demand features that permit the Funds to sell them at par value plus accrued interest on short notice. When determining the maturity of a variable or floating rate instrument, the Funds may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

Zero Coupon Bonds. The corporate bond funds may purchase zero coupon bonds. Zero coupon bonds do not make regular interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, each Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

Risks and Special Considerations Concerning Maryland Municipal Bond Fund



Economy. The economy of the State of Maryland continues to demonstrate relatively strong performance, with personal income well above the national average. Total State employment was 2.67 million in January, 1998 with the majority of jobs in trade, service, and government sectors. The national recession caused a loss of jobs in Maryland since employment levels peaked in mid-1990 but employment levels began to recover in mid-1992. Unemployment was 5.1% in January, 1998, compared to a national average of 5.2%. The State's population in 1997 was approximately 5.1 million, with 87% concentrated in the Baltimore-Washington corridor.

Debt. In addition to the State of Maryland and its agencies, there are 23 counties and 157 incorporated municipalities in Maryland (including Baltimore City, which functions much like a county), many of which have outstanding debt. As described below, a number of Maryland public authorities also issue debt. The State of Maryland and its political subdivisions issue four basic types of debt having varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged taxes or revenue streams, conduit revenue bonds payable from the repayment of certain loans to entities such as hospitals and universities, and tax-exempt lease obligations (including certificates of participation in the same), the payments under which are subject to annual appropriation. In 1997, $2,882 million in state and local debt was issued in Maryland, with approximately 41% representing general obligation debt and 59% revenue bonds or lease-backed debt, compared to 33% general obligation and 67% revenue backed bonds nationally.

Total combined tax supported debt outstanding of the State, Baltimore City, and all of the counties, municipalities, and special districts within Maryland totaled $13.8 billion as of June 30, 1996. The State of Maryland had $3.12 billion in general obligation bonds outstanding as of December 31, 1997. General obligation debt of the State of Maryland is rated Aaa by Moody's, AAA by Standard & Poor's and AAA by Fitch; there can be no assurance that these ratings will continue. There is no general limit on state general obligation bonds imposed by the State Constitution or laws; state general obligation bonds are payable from ad valorem taxes and, under the State Constitution, may not be issued unless the debt is authorized by a law levying .an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. State and local general obligation transportation and tax supported debt on a per capita basis and as a percentage of property values have increased by 18.9% and 14.5%, respectively since 1993. Although the State may borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the State has not made use of this authority.

Many agencies and instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the obligations shall not be deemed to constitute a debt or a pledge of the faith and credit of the State. The Department of Transportation issues limited, special obligations payable primarily from fixed-rate excise taxes and other revenues related mainly to highway use, the amount of which is limited by the General Assembly to $1,074 million for fiscal year 1998 (ending June 30, 1998); the principal amount of such bonds outstanding as of December 31, 1997 was $868.0 million. The Maryland Transportation Authority, the Community Development Administration of the Department of Housing and Community Development, the Maryland Stadium Authority, the Maryland Environmental Service, higher educational institutions (which include the University System of Maryland, Morgan State University, St. Mary's College of Maryland and Baltimore City Community College), The Maryland Food Center Authority and the Maryland Water Quality Financing Administration also have issued and have outstanding bonds, the principal of and interest on which are payable solely from specified sources, principally fees or loan payments generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees. None of these bonds constitute debts or pledges of the faith and credit of the State. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from that of the State's general obligation bonds. Total outstanding revenue and enterprise debt of these State units at December 31, 1997 was approximately $3,650.4 million.

Certain State agencies also execute capital lease or conditional purchase agreements to finance certain facilities; all of the payments under these arrangements are subject to annual appropriation by the State. In the event that appropriations are not made, the State and its agencies may not be held contractually liable for the lease payments. As of December 31, 1997, $93.3 million of lease and conditional purchase financings were outstanding.

In addition, the Maryland Health and Higher Educational Facilities Authority, the Maryland Industrial Development Financing Authority, the Northeast Maryland Waste Disposal Authority, the Maryland Economic Development Corporation and the Maryland Energy Financing Administration issue conduit revenue bonds, the proceeds of which are lent to borrowers eligible under relevant State and federal law. These bonds are payable solely from the loan payments made by the borrowers, and their credit quality vary with the financial strengths of the respective borrowers.

Financial. To a large degree, the risk of the portfolio is dependent upon the financial strength of the State of Maryland, its political subdivisions and the obligors on conduit revenue bonds. After enjoying rapid economic growth in the 1980s, Maryland has experienced declining rates of growth in the 1990s. Despite this trend, per capita income for residents of Maryland exceeds per capita income in the United States.

On June 30, 1994, the State of Maryland's General Fund, representing approximately 50% of each year's total revenues, had a surplus on a budgetary basis of $60 million, together with $161.8 million on deposit in the Revenue Stabilization Account of the State Reserve Fund. On June 30, 1995, the General Fund contained a surplus on a budgetary basis of $26.5 million (after reservation of $106 million for fiscal year 1996 expenses) and the Revenue Stabilization Account of the State Reserve Fund contained $286.1 million. In April 1995, the State's General Assembly approved a $14.4 billion budget for fiscal year 1996, which budget did not include any expenditures based upon additional revenue from new or broad-based taxes, but included a $270 million appropriation to the State Reserve Fund, including $200 million to the Revenue Stabilization Account. When the fiscal year 1996 budget was enacted, the State projected that it would end the fiscal year with a General Fund surplus of $3.1 million. In December 1995 and March 1996, the State lowered its estimates of General Fund revenues by a total of $148 million. To address this reduction in revenues, the State, among other things, reduced General Fund appropriations and transferred $57 million from the Revenue Stabilization Account. The State ended fiscal year 1996 with a General Fund surplus on a budgetary basis of $13.1 million and $461.2 million on deposit in the Revenue Stabilization Account (net of the transfer to the General Fund). In April 1996, the General Assembly approved a $14.6 billion fiscal year 1997 budget. The budget as enacted included funds sufficient to meet all fiscal year 1996 deficiencies and to meet all specific statutory funding requirements and incorporated $29 million in savings from revisions to the State personnel system and reform to the welfare and Medicare programs. On June 30, 1997, the General Fund contained a surplus on a budgetary basis of $207.2 million, $144.5 of which were designated for fiscal year 1998 operations, in addition to which the Revenue Stabilization Account of the State Reserve Fund contained $490.1 million.

In April 1997, the General Assembly approved a $15.4 billion fiscal year 1998 budget. This budget (i) includes funds sufficient to meet all specific statutory funding requirements; (ii) incorporates the first partial year of a five-year phase-in of a 10% reduction in personal income taxes (estimated to reduce revenues by $38.5 million in fiscal year 1998 and $450 million when fully phased
in) and certain reductions in sales taxes on certain manufacturing equipment (estimated to reduce revenues by $38.6 million when the reductions are fully phased-in during fiscal year 2001); and (iii) includes the first year's $30 million funding under an agreement to provide additional funds totaling $230 million over a five-year period to schools in the City of Baltimore and related grants to other subdivisions totaling $32 million. When this budget was enacted, the State estimated the General Fund surplus on a budgetary basis would be $27.9 million, in addition to which the State projected that there would be a balance of $554 million in the Revenue Stabilization Account of the State Reserve Fund. The State currently projects a General Fund balance on a budgetary basis of $283 million.

The 1998 legislative session of the Maryland General Assembly has not ended. The State's budget for fiscal year 1999 has not yet been enacted. In addition to the Governor's executive budget which includes a full year of the five-year phase-in of a 10% reduction of the personal income tax, $25 million for computer programming modifications to address the "year 2000" problem, $76 million to provide medical coverage to low income children and pregnant women, $61.5 million to provide funding for a state-wide public education program targeted to at-risk students and a $50 million appropriation for funding for the schools in the City of Baltimore, various legislative proposals, including tax reduction proposals, are being considered.

Other Maryland Issuers. Many local Maryland governments have also suffered from fiscal stress and general declines in financial performance. Recessionary impacts have resulted in downturns in real estate related receipts, declines in the growth of income tax revenues, lower cash positions and reduced interest income. To compensate for reductions in State aid to local governments, local governments closed this gap by increasing property and other taxes, program cuts, and curtailing pay raises. Certain counties in Maryland are subject to voter approval limitations on property tax levy increases or on increases in governmental spending which limits their flexibility in responding to external changes. Various tax initiatives to reform existing tax structures in certain counties have been placed on election ballots and have been adopted. Future initiatives, if proposed and adopted, could create pressure on the counties and other local governments and their ability to raise revenues. The Fund cannot predict the impact of any such future tax limitations on debt quality.



Many Maryland counties have established agencies with bond issuing authority, such as housing authorities. Maryland municipalities also have the power to issue conduit revenue bonds. Maryland local governments and their authorities are subject to various risks and uncertainties, and the credit quality of the bonds issued by them may vary considerably from that of State general obligation bonds.



Sectors. Certain areas of potential investment concentration present unique risks. In recent years, 10 to 27% of tax-exempt debt issues in Maryland have been for hospitals and other health care facilities. A significant portion of the Fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and limit length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each issue is separately secured by the individual hospital's revenues, third party reimbursement mechanisms for patient care are common to the group. At the present time Maryland hospitals operate under a system which reimburses hospitals according to a State administered set of rates and charges rather than the Medicare Prospective Payment System (PPS). Since 1990, the most recent extension of the waiver, Maryland hospitals have operated below the national average in terms of Medicare cost increases, allowing them to continue operating under the waiver. However, any loss of this waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals. Additionally, national focus on health care reform and any resulting legislation may further impact the financial condition of hospitals in Maryland and other states.



The Fund may from time to time invest in solid waste revenue bonds which have exposure to environmental, technological and market risks which could affect the security and value of the bonds. Such risks include construction delay or shortfalls in construction funds due to increased regulation, and market disruption and revenue variability due to recent court decisions and legislative proposals.

Risks and Special Considerations Concerning Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund General obligations of cities, towns or counties in Virginia are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under section 15.1-227.61 of the Code of Virginia, a holder of any general obligation bond in default may file with the Governor an affidavit setting forth such default. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest. The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest.

Revenue bonds issued by Virginia political subdivisions include (1) revenue bonds payable exclusively from revenue producing governmental enterprises and
(2) industrial revenue bonds, college and hospital revenue bonds and other private activity bonds which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.

Virginia municipal securities that are lease obligations are customarily subject to "nonappropriation" clauses. See "Investment Objective and Policies." Legal principles may restrict the enforcement of provisions in lease financing limiting the municipal issuer's ability to utilize property similar to that leased in the event that debt service is not appropriated.

Chapter 9 of the United States Bankruptcy Code permits a municipality, if insolvent or otherwise unable to pay its debts as they become due, to file a voluntary petition for the adjustment of debts provided that such municipality is "generally authorized to be a debtor under Chapter 9 by State law, or by a governmental officer or organization empowered by State law to authorize such entity to be a debtor under such chapter." Current Virginia statutes do not expressly authorize municipalities generally to file under Chapter 9. It is unclear, however, whether powers otherwise conferred by Virginia law upon municipalities generally or governmental officers might provide "general authorization" for filing a Chapter 9 petition by a municipality. Chapter 9 does not authorize the filing of involuntary petitions against municipalities.

No Virginia law expressly authorizes Virginia political subdivisions to file under Chapter 9 of the United States Bankruptcy Code, but recent case law suggests that the granting of general powers to such subdivisions may be sufficient to permit them to file voluntary petitions under Chapter 9.

Virginia municipal issuers are generally not required to provide ongoing information about their finances and operations, although a number of cities, counties and other issuers prepare annual reports.

Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

Summary of Bond Ratings*

                                                                                             Rating Services

Investment Grade                                                                           Moody's          S&P
Highest quality ........................................................................    Aaa             AAA
High quality ...........................................................................    Aa              AA
Upper medium grade .....................................................................    A               A
Medium grade, some speculative characteristics .........................................    Baa             BBB

Summary of Commercial Paper Ratings*


                                                                                             Rating Services
                                                                                          Moody's           S&P
Highest quality ......................................................................   Prime-1            A-1
High quality .........................................................................   Prime-2            A-2

------------
* Please refer to the Statement of Additional Information for a more complete discussion of these ratings.

                                CrestFunds, Inc.
                             Investors Class Shares
                      STATEMENT OF ADDITIONAL INFORMATION

                                March  31, 1998

This Statement is not a prospectus but should be read in conjunction with the current Investors Class A Shares ("A Shares") and Investors Class B Shares ("B Shares") Prospectus (dated March 31, 1998) for CrestFunds, Inc. (the "Company"). Please retain this document for future reference. The financial statements and financial highlights, included in the Annual Report for the fiscal year ended November 30, 1997 for Cash Reserve Fund, Tax Free Money Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund are incorporated herein by reference. To obtain without charge additional copies of the A Shares and B Shares Prospectus, the Annual Report, or the Trust Class Prospectus or Statement of Additional Information, please call 1-800-273-7827.




TABLE OF CONTENTS                                                                                                      PAGE
-----------------                                                                                                      ----


INVESTMENT POLICIES AND LIMITATIONS...................................................................................  3
INVESTMENT PRACTICES..................................................................................................  7
PORTFOLIO TRANSACTIONS................................................................................................ 11
VALUATION OF PORTFOLIO SECURITIES..................................................................................... 12
FUND PERFORMANCE...................................................................................................... 13
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION........................................................................ 18
ADDITIONAL INFORMATION REGARDING PRICING AND REDEMPTIONS.............................................................. 19
DISTRIBUTIONS AND TAXES............................................................................................... 20
DIRECTORS AND OFFICERS AND AFFILIATED PERSONS......................................................................... 23
THE ADVISER........................................................................................................... 24
ADMINISTRATOR AND DISTRIBUTOR......................................................................................... 26
TRANSFER AGENT........................................................................................................ 30
CUSTODIAN............................................................................................................. 30
AUDITOR............................................................................................................... 30
PRINCIPAL HOLDERS OF SECURITIES....................................................................................... 31
FINANCIAL STATEMENTS.................................................................................................. 34
APPENDIX.............................................................................................................. 35






CrestFunds, Inc.

CrestFunds, Inc. (the "Company") is a registered open-end management investment company that currently consists of fifteen separate investment portfolios ("portfolios" or "series"). The Company was established as a Maryland corporation on March 17, 1986. The Company's Articles of Incorporation permit it to offer separate series of common stock ("shares") and separate classes of each series. Except for the differences among the Trust Class shares, Investors Class A shares and Investors Class B shares, each share of each series represents an equal proportionate interest in that series with each other share of that series.

This Statement of Additional Information relates to the following investment portfolios: Cash Reserve Fund, Tax Free Money Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund (each a "Fund" and, collectively, the "Funds"). Shareholders may purchase shares in the CrestFunds(R) Family of Funds through three separate classes, the Trust Class, Investors Class A and Investors Class B, which provide for variations in distribution and servicing costs, transfer agent fees, voting rights and dividends.

               Adviser:
               --------
               Crestar Asset Management Company (the "Adviser")

               Transfer Agent:
               ---------------
               Crestar Bank (the "Transfer Agent")

               Custodian:
               ----------
               Crestar Bank (the "Custodian")

               Administrator:
               --------------
               SEI Fund Resources ("SFR")

               Distributor:
               ------------
               SEI  Investments Distribution Co. (the "Distributor")

                      INVESTMENT POLICIES AND LIMITATIONS
                      -----------------------------------

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

Each Fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities," of the Fund (67% or more of the voting securities present or 50% of the outstanding voting securities, whichever is less) as defined in the Investment Company Act of 1940 (the "1940 Act"). However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.


The following are the fundamental investment limitations of Cash Reserve Fund and Tax Free Money Fund set forth in their entirety. Each money market fund may not:


1. with respect to 75% of the Fund's assets (50% in the case of Tax Free Money Fund), invest more than 5% of the total market value of its assets (determined at the time of investment) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities;

2.    issue senior securities;

3.    make short sales of securities;


4.    write put and call options;


5. borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made by the Fund;

6.    act as an underwriter of securities;

7. invest in the aggregate more than 10% of the value of its net assets in securities, including municipal lease agreements, for which there is no readily available market and in repurchase agreements maturing in more than 7 days;

8. invest more than 25% of the total market value of its assets (determined at the time of investment) in the securities of foreign banks and foreign branches of domestic banks, in the securities of foreign governments or in the securities of issuers conducting their principal business activities in any one industry; provided, (i) there is no limitation on the aggregate of the Fund's investment in obligations (excluding commercial paper) of domestic commercial banks and in obligations of the United States Government, its agencies or its instrumentalities; and (ii) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

9. invest in real estate (other than debt obligations secured by real estate or interests therein or debt obligations issued by companies which invest in real estate or interests therein);


10. make loans, except that a Fund may (i) purchase publicly issued debt securities for its portfolio, (ii) enter into repurchase agreements, (iii) with respect to Tax Free Money Fund, lend its portfolio securities in an amount up to 10% of the value of its total assets, and (iv) with respect to Cash Reserve Fund , lends its portfolio securities in an amount up to 33 1/3% of the value of its total assets;


11. purchase securities having voting rights except, in the case of Tax Free Money Fund, securities of other investment companies (to the extent permitted by the 1940 Act). Subject to certain exceptions, including a merger, acquisition, consolidation or reorganization involving an investment company, the 1940 Act contains a prohibition against a Fund (i) investing more than 5% of its total assets in the securities of another single investment company, (ii) investing more than 10% of its total assets in securities of investment companies, and (iii) purchasing more than 3% of the total outstanding voting stock of another investment company;

12. invest in securities issued, or guaranteed as to principal and interest, by companies that have conducted operations for less than three years, including the operations of predecessors;


13. purchase Restricted Securities (as defined in Rule 144 under the Securities Act of 1933 (the "Securities Act")); =

14. make investments for the purpose of exercising control over any issuer or other person; and

15. pledge, mortgage, assign or encumber any of its assets except to the extent necessary to secure a borrowing permitted by clause (5).

The following are the fundamental investment limitations of Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund set forth in their entirety. Each bond fund may not:


1. with respect to 75% of its total assets (50% in the case of Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

2.    issue senior securities, except as permitted under the 1940 Act;

3. borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

4. underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities;

5. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business;

6. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;

7. lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

8. Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of each Fund's total assets would be invested in securities of companies whose principal business activities are in the same industry; and


9. Intermediate Bond Fund and Government Bond Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of each Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.


The following are the fundamental investment limitations of Value Fund, Capital Appreciation Fund and Special Equity Fund set forth in their entirety. Each equity fund may not:

1. with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

2.    issue senior securities, except as permitted under the 1940 Act;

3. borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

4. underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities;

5. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

6. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; and

8. lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

The following limitations are not fundamental and may be changed without shareholder approval.

Money market funds:

i. Tax Free Money Fund does not currently intend to purchase a security (other than a security issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that the Fund may invest up to 50% of its total assets in the first tier securities of a single issuer for up to three business days.

ii. Cash Reserve Fund does not currently intend to purchase a security (other than a security issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that the Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

iii. Each Fund does not currently intend to lend any security or make any other loan if, as a result, more than 10% of the value of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

iv. Tax Free Money Fund does not currently intend to lend any security or make any other loan.

v. To meet federal requirements for qualification as a "regulated investment company" the Tax Free Money Fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. These limitations do not apply to "government securities" as defined for federal tax purposes.

All bond and equity funds

vi. Each Fund may borrow money only from a bank or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental limitation 3). Each Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

vii. Each Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

viii. Each Fund does not currently intend to purchase securities of other investment companies except pursuant to the provisions of the 1940 Act.

ix.       Each Fund does not currently intend to sell securities short.

Corporate bond funds, government bond fund, and equity funds only

x. With respect to 100% of its total assets, each Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result thereof, a Fund would own more than 10% of the outstanding voting securities of such issuer.

xi. Each of the corporate bond and government bond funds does not currently intend to purchase warrants. Warrants acquired by a Fund in units or attached to securities are not subject to this restriction.

xii. Each Fund does not currently intend to purchase or sell futures contracts or put or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund only

xiii. To meet federal tax requirements for qualification as a "regulated investment company," Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund each limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "government securities" as defined for federal tax purposes.

xiv. Each Fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

xv. Each Fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.


Life Vision Maximum Growth Portfolio, Life Vision Growth and Income Portfolio and Life Vision Balanced Portfolio:

xvi. Each of these Portfolios will operate as a fund of funds in reliance upon Section 12(d)(1)(G) of the 1940 Act. Each Portfolio will not, to the extent it may acquire shares of registered open-end investment companies or registered unit investment trusts, acquire such shares in excess of the limits of Section 12(d)(1) by virtue of reliance upon either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.


                              INVESTMENT PRACTICES
                              --------------------

Each Fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Funds.

Repurchase Agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. Each fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest (except that, with respect to the money market funds, the security may have a maturity in excess of 397 days). While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the Funds' current policy to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser pursuant to procedures established by the Board of Directors.

Reverse Repurchase Agreements. In a reverse repurchase agreement a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage.

Securities Lending. The Funds (except Tax Free Money Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond
Fund) may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be creditworthy pursuant to procedures established by the Board of Directors. Furthermore, they will only be made if, in the Adviser's judgment, the income to be earned from such loans would justify the risk.

It is the current view of the staff of the Securities and Exchange Commission ("SEC") that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive at least 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower;
(2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in short-term, high quality debt securities, U.S. government securities or money market instruments. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Foreign Investments. Investing in securities issued by companies or other issuers whose principal activities are outside the United States may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about foreign issuers' financial condition and operations, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile that securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher that for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries.

Cash Reserve Fund, the corporate bond funds and the equity funds may invest in U.S. dollar denominated foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

Indexed Securities. A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

Delayed Delivery Transactions. These transactions involve a commitment by a Fund to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after a period longer than the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each money market and bond fund may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If a Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When delayed delivery purchases are outstanding, a Fund will set aside cash or other appropriate liquid assets such as U.S. government securities, or other high grade debt securities in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss. A Fund may renegotiate delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

Refunding Contracts. A Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a Fund will place liquid assets such as cash, U.S. government securities, or other high grade debt securities in a segregated custodial account equal in amount to its obligations under refunding contracts.

Variable or Floating Rate Demand Obligations ("VRDOs"/"FRDOs") are tax-exempt obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

With respect to each money market fund, a demand instrument with a conditional demand feature must have received both a short-term and a long-term high quality rating or, if unrated, have been determined to be of comparable quality pursuant to procedures adopted by the Board of Directors. A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon finding of comparable short-term quality pursuant to procedures adopted by the Board of Directors.

A Fund may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Funds to tender (or put) their bonds to an institution at periodic intervals of up to one year and to receive the principal amount thereof. Each Fund considers variable rate instruments structured in this way ("participating VRDOs") to be essentially equivalent to other VRDOs that it may purchase. The IRS has not ruled whether the interest on participating VRDOs is tax-exempt, and accordingly, the Funds intend to purchase these instruments based on opinions of bond counsel.

With respect to the money market funds, a variable rate instrument that matures in 397 days or less may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument that matures in greater than 397 days but that is subject to a demand feature that is 397 days or less may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. The money market funds may purchase a demand instrument with a remaining final maturity in excess of 397 days only if the demand feature can be exercised on no more than 30 days' notice (a) at any time or (b) at specific intervals not exceeding 397 days.

Tender Option Bonds are created by coupling an intermediate or long-term tax-exempt bond (generally held pursuant to a custodial agreement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the money market funds may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for the Funds, the Adviser will, pursuant to procedures established by the Board of Directors, consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

Standby Commitments are puts that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Fund may acquire standby commitments to enhance the liquidity of portfolio securities, but in the case of the money market funds, only when the issuers of the commitments present minimal risk of default.

Ordinarily a Fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the money market funds, or the valuation of the securities underlying the commitments.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Municipal Lease Obligations. The municipal bond funds may invest a portion of their assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment, and other capital assets. Generally, a Fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation" clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

Federally Taxable Obligations. The municipal bond funds do not intend to invest in securities whose interest is taxable; however, from time to time each such Fund may invest a portion of its assets in fixed-income obligations whose interest is subject to federal income tax. For example, each such Fund may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

Should a municipal bond fund invest in taxable obligations, it would purchase securities that in the Adviser's judgment are of high quality. These include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The bond funds' standards for high quality taxable obligations are essentially the same as those described by Moody's Investors Service, Inc. in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard and Poor's Corporation in rating corporate obligations within its two highest ratings of A-1 and A-2. Additionally, each Fund will purchase such obligations only in accordance with the quality standards as set forth in the Prospectus.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals may also be introduced before state legislatures that would affect the state tax treatment of a Fund's distributions. If such proposals were enacted, the availability of municipal obligations and the value of each Funds' holdings would be affected and the Board of Directors would reevaluate the Funds' objectives and policies.

Each municipal bond fund anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when as a result of maturities of portfolio securities, or sales of Fund shares, or in order to meet redemption requests, a Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions or to preserve credit quality, a Fund may be required to sell securities at a loss.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

The Adviser may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to the Adviser and its affiliates in advising the Funds and other clients, provided that it shall always seek best price and execution with respect to the transactions. Certain investments may be appropriate for the Funds and for other clients advised by the Adviser. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less that all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the Adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results for a Fund.

Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Adviser places all orders for the purchase and sale of portfolio securities for a Fund through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for a Fund the best price and execution available. In seeking the best price and execution, the Adviser, having in mind a Fund's best interest, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market process and trends, the reputation, experience and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research or execution services from broker-dealers that execute portfolio transactions for clients of such advisers. Consistent with this practice, the Adviser receives research or execution services from many broker-dealers with which it places a Fund's portfolio transactions which assists the Adviser in making investment decisions. Such services may include, but are not limited to: on-line access to financial information (such as prices and earnings estimates); technical as well as fundamental analyses of securities and financial markets; portfolio strategy information; software and hardware that assists in the investment decision-making process; portfolio performance measurement; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Some of these services are of value to the Adviser and its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The fee paid by a Fund to the Adviser is not reduced because the Adviser and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the Adviser a commission in excess of the commission charged by another broker-dealer for effecting a particular transaction. To cause a Fund to pay any such greater commissions the Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage or research service provided by such executing broker-dealers viewed in terms of a particular transaction or the Adviser's overall responsibilities to the Fund or its other clients. In reaching this determination, the Adviser will not attempt to place a specific dollar value on the brokerage or research services provided or to determine what portion of the compensation should be related to those services.

It is expected that a Fund may execute brokerage or other agency transactions through the Distributor or an affiliate of the Distributor or through an affiliate of the Advisor, which are registered broker-dealers, for a commission consistent with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Advisor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Fund may direct commission business to one or more designated broker-dealers in connection with such broker-dealers' provision of services to the Fund or payment of certain Fund expenses (e.g., custody, pricing and professional fees). The Directors of the Company, including those who are not "interested persons" of the Company have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.


Brokerage commissions paid by the following Funds for the fiscal years ended 1997, 1996, 1995 and 1994 were:




                                      1997                  1996                   1995                   1994
                               ---------------------------------------------------------------------------------
 Value                            $1,248,896             $813,371              $1,111,862              $467,961
 Capital Appreciation             $  257,052             $ 89,544              $  321,065               $ 77,685
 Special Equity                   $  358,778             $231,715              $  217,673               $116,129



During fiscal year ended 1997, the Fund paid brokerage commissions in the amount of $3,600 to SEI Financial Services Company, which represented .19% of the Fund's aggregate brokerage commissions for such period. The dollar amount of transactions effected through such broker represented .07% of the Fund's aggregate dollar amount of transactions involving the payment of commissions for such period.

Certain of the Funds that invest primarily in fixed income securities pay SEI Financial Services Company a fee with respect to repurchase transactions. For fiscal 1997 these fees were as follows: Cash Reserve Fund, $113,299.81; Intermediate Bond Fund, $192.30; Government Bond Fund, $672.79; Value Fund, $8,470.97; Special Equity Fund, $1,551.15; and Capital Appreciation Fund, $2,139.67. These fees represent the only commissions paid by these Funds.


                       VALUATION OF PORTFOLIO SECURITIES
                       ---------------------------------

Money Market Funds. Like most money market funds, the Funds value their investments on the basis of amortized cost. This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price a Fund would receive if it sold the instrument.

Valuing a Fund's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 under the 1940 Act. The Funds must adhere to certain conditions under Rule 2a-7; these conditions are summarized in the Prospectus.

The Company's Board of Directors oversees the Adviser's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each money market fund's NAV at $1.00. At such intervals as they deem appropriate, the Directors consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Directors believe that a deviation from a Fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Directors have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Directors may deem appropriate.

During periods of declining interest rates, a Fund's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in a Fund would be able to obtain a somewhat higher yield than would result if the Fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

Bond Funds. Valuations of portfolio securities furnished by the pricing service employed by the Funds are based upon a computerized matrix system and/or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Funds and the Funds' pricing agent under general supervision of the Board of Directors. There are a number of pricing services available, and the Board of Directors, on the basis of on-going evaluation of these services, may obtain quotes directly from broker-dealers or market-makers, may use other pricing services or discontinue the use of any pricing service in whole or in part.

Equity Funds. Securities owned by the Funds are appraised by various methods depending on the market or exchange on which they trade. Securities traded on the New York Stock Exchange or the American Stock Exchange are appraised at the last sale price, or if no sale has occurred, at the closing bid price. Securities traded on other exchanges are appraised as nearly as possible in the same manner. Securities and other assets for which exchange quotations are not readily available are valued on the basis of closing over-the-counter bid prices, if available, or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors.

                                FUND PERFORMANCE
                                ----------------

Yield Calculations. In computing each Class of the money market funds' yield for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. Each Class of the money market funds may also calculate a compounded effective yield by compounding the base period return over a one year period. In addition to the current yield, each Class may quote yields in advertising based on any historical seven day period. Yields for the money market funds are calculated on the same basis as other money market funds, as required by regulation.

For the bond funds, yields used in advertising are computed by dividing a Class' interest income for a given 30-day or one-month period, net of a Class of shares' expenses, by the average number of shares of the class entitled to receive dividends during the period, dividing this figure by the Class' NAV (A Shares includes the maximum sales charge) at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of each Class' yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of determining each Class of the bond funds' yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, each Class' yield may not equal its distribution rate, the income paid to shareholder accounts, or income reported in the Fund's financial statements.

For purposes of the municipal funds, a tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment after taxes to equal a Class' tax-free yield. Tax-equivalent yields are calculated by dividing a Class' yield by the result of one minus a stated federal or combined federal, state, and city tax rate. (If only a portion of the Class' yield was tax-exempt, only that portion is adjusted in the calculation.) If any portion of a Class' income is derived from obligations subject to state or federal income taxes, its tax-equivalent yield will generally be lower.

Yield information may be useful in reviewing a Class' performance and in providing a basis for comparison with other investment alternatives. However, each Class' yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of the respective investment companies that they have chosen to consider.

Investors should recognize that in periods of declining interest rates a Class' yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Class' yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Class from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's holdings, thereby reducing the Class' current yield. In periods of rising interest rates, the opposite can be expected to occur.

The distribution rate, which expresses the historical amount of income dividends paid as a percentage of the share price may also be quoted. The distribution rate is calculated by dividing the daily dividend per share by its offering price (including the maximum sales charge, if applicable) for each day in the 30-day period, averaging the resulting percentages, then expressing the average rate in annualized terms. The distribution rate may also be calculated without giving effect to applicable sales charges.


The following table shows the effect of a shareholder's tax status on effective yield under the federal, Virginia State and Maryland State income tax laws for 1997. It shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from 2% to 8%. Of course, no assurance can be given that any of the Tax Free Money Fund and municipal bond funds will achieve any specific tax-exempt yield. While the Funds invest principally in obligations whose interest is exempt from federal income tax, other income received by the Funds may be taxable, and income produced by the Tax Free Money Fund will generally be subject to Virginia or Maryland State income taxation, as the case may be.




                                         1998 Tax Rates and Tax Equivalent Yields
Taxable
Income*

                                               Federal Tax    Virginia Tax   Maryland Tax      Combined     Combined Federal
                                               Bracket**      Bracket***    Bracket****      Federal and         and
                                                                                             Virginia Tax    Maryland Tax
                                                                                             Brackets          Brackets
single return             joint return



$0      - $ 25,350     $0        - $ 42,350       15.00%         5.75%          7.92%          19.89%          21.73%
$25,350 - $ 61,400     $  42,350 - $102,300       28.00%         5.75%          7.92%          32.14%          33.70%
$61,400 - $128,100     $102,300  - $155,950       31.00%         5.75%          7.92%          34.97%          36.46%
$128,100- $278,450     $155,950  - $278,450       36.00%         5.75%          7.92%          39.68%          41.07%
$278,450- above        $278,450  - above          39.60%         5.75%          7.92%          43.07%          44.38%



* Taxable income (gross income after all exemptions, adjustments, and deductions) based on current tax rates.

** Excludes the impact of the phaseout of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

*** Virginia has a graduated income tax. The top rate is 5.75% applicable to Virginia taxable income over $17,000.


**** Maryland has a graduated income tax. The top rate is 4.95% applicable to Maryland taxable income over $3,000. In general, Maryland local income taxes imposed by various counties range from 50% to 60% of the State income tax liability, although Talbot and Worcester Counties currently impose income taxes equal to 40% and 20%, respectively, of the state income tax liability. The rate stated assumes a local income tax imposed at 60% of the amount of the state income tax and the tax-equivalent yield table below applicable to effective combined federal and Maryland state tax rates approximates the effect of exemption of distributions of tax-exempt income from the Maryland Municipal Bond Fund from local income tax imposed at that rate.

If your Federal tax rate in 1997 is:

         15.00%               28.00%         31.00%         36.00%       39.60%

Then your tax-equivalent yield is:


Yield
-----

2.00%                     2.35%                   2.78%            2.90%             3.13%        3.31%
3.00%                     3.53%                   4.17%            4.35%             4.69%        4.97%
4.00%                     4.71%                   5.56%            5.80%             6.25%        6.62%
5.00%                     5.88%                   6.94%            7.25%             7.81%        8.28%
6.00%                     7.06%                   8.84%            8.70%             9.38%        9.93%
7.00%                     8.24%                   9.92%           10.14%            10.94%       11.59%
8.00%                     9.41%                  11.11%           11.59%            12.50%       13.25%



If your effective combined federal and Virginia state tax rate is:
         19.89%               32.14%        34.97%         39.68%       43.07%

Then your tax-equivalent yield is:



Yield
-----
2.00%                      2.50%             2.95%             3.08%             3.32%            3.51%
3.00%                      3.75%             4.42%             4.61%             4.97%            5.27%
4.00%                      4.99%             5.89%             6.15%             6.63%            7.03%
5.00%                      6.24%             7.37%             7.69%             8.29%            8.78%
6.00%                      7.49%             8.34%             9.23%             9.95%           10.54%
7.00%                      8.74%            10.32%            10.76%            11.60%           12.30%
8.00%                      9.99%            11.79%            12.30%            13.26%           14.05%

If your effective combined federal and Maryland state tax rate is:

         21.73%         33.70%         36.46%         41.07%          44.38%


Then your tax-equivalent yield is:


Yield
-----

2.00%                       2.56%            3.02%             3.15%             3.39%            3.60%
3.00%                       3.83%            4.53%             4.72%             5.09%            5.39%
4.00%                       5.11%            6.03%             6.30%             6.79%            7.19%
5.00%                       6.39%            7.54%             7.87%             8.48%            8.99%
6.00%                       7.67%            9.05%             9.44%            10.18%           10.79%
7.00%                       8.94%           10.56%            11.02%            11.88%           12.59%
8.00%                      10.22%           12.07%            12.59%            13.58%           14.38%




Each of the Funds may invest a portion of its assets in obligations that are subject to state or federal income tax. When a Fund invests in these obligations, its tax-equivalent yield will be lower. In the table immediately above, tax-equivalent yields are calculated assuming investments made by the Virginia Intermediate Municipal Bond and Virginia Municipal Bond Funds are 100% federally and Virginia tax-free and assuming investments made by the Maryland Municipal Bond Fund are 100% federally and Maryland tax-free.

Total Return Calculations. Total returns quoted in advertising reflect all aspects of the Class of shares' return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in the Class' NAV over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Class of shares' performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Class.

In addition to average annual total returns, each Class may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. A Shares' total returns may be quoted with or without taking the maximum sales charge into account. Excluding A Shares' sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.


Historical Fund Results. The following table shows the money market funds' yields and effective yields for each Class for the seven-day period ended November 30, 1997.



                                                                       Effective                    Tax-Equivalent
                                         Yield+                          Yield+                          Yield+*
                              ---------------------------     ----------------------------    ----------------------------
                                                    Trust                            Trust                           Trust
                              A Shares   B Shares   Class     A Shares   B Shares    Class    A Shares    B Shares   Class
                              --------   --------   ------    --------   --------    -----    --------    --------   -----


Cash Reserve Fund             5.14%      4.19%      5.14%     5.27%      4.27%       5.28%      N/A         N/A        N/A
Tax Free Money Fund           3.26%       N/A       3.27%     3.31%      N/A         3.32%      4.72%       N/A        4.74%



* Based on an assumed federal income tax rate of 31%.

+ Each money market fund's A Shares, which became effective May 3, 1993, pay an additional distribution-related 12b-1 fee of .25%, which, when taken into account, results in lower yields. Effective March 31, 1994, the .25% Rule 12b-1 distribution fee for all the money market funds was waived.


Cash Reserve Fund's B Shares, became effective on March 29, 1995, at which time a .75% 12b-1 fee plus a .25% shareholder service fee began to be imposed.

The following table shows yields and effective yields for each class of the bond funds for the 30-day period ended November 30, 1997 and the average annual total returns for each bond and equity fund for the period ended November 30, 1997.



                                                                       Yield
                                                                       -----
                                                          Trust Class            A Shares        B Shares
                                                          -----------            --------        ---------


Intermediate Bond Fund                                       6.06%                5.87%              N/A
Government Bond Fund                                         5.75%                 N/A              4.79%
Maryland Municipal Bond Fund                                 4.19%                 N/A              3.24%
Virginia Intermediate Municipal Bond Fund                    4.12%                3.97%              N/A
Virginia Municipal Bond Fund                                 4.59%                 N/A              3.63%





                                                       Average Annual Total Returns+
                                                          1 year*   Trust                Life of Fund*    Trust
                                            A Shares     B Shares   Class     A Shares     B Shares       Class
                                            --------     --------   -----     --------    ------------    -----


Limited Term Bond                            5.71%          N/A      5.84%     24.90%         N/A          30.71%
Intermediate Bond Fund                       6.45%          N/A      6.46%     26.62%         N/A          33.64%
Government Bond Fund                          N/A          5.17%     6.04%       N/A         19.07%        22.17%
MD Municipal Bond Fund                        N/A          5.64%+    6.50%+      N/A         10.43%         7.35%
VA Intermediate Muni. Bond                   5.65%          N/A      5.55%     23.16%         N/A          27.76%
VA Municipal Bond Fund                        N/A          5.58%     6.46%       N/A         15.36%        18.60%
Value Fund                                  25.42%        24.63%    25.41%    104.74%        75.77%       128.46%
Capital Appreciation                        23.80%         6.30%+   23.71%    100.63%         6.30%+       91.10%
Special Equity Fund                         23.38%        22.22%    23.28%     76.50%        61.19%       109.57%




* Life of Fund figures are from commencement of operations per class to the period ended November 30, 1997. + Average annual total returns include the effect of the maximum sales charge. Effective May 3, 1993, the Funds commenced sales of A Shares. This performance information reflects the A Shares' 12b-1 fees and revised transfer agency arrangements for the period May 3, 1993 to November 30, 1997, and therefore, may not be representative of A Shares performance. Initial offering of B Shares was made on March 29, 1995, at which time a .65% 12b-1 fee (plus a .20% shareholder service fee) began to be imposed which fees are also reflected. + Ratios are annualized.


Each Class' performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives. This performance may be expressed as a ranking prepared by Lipper Analytical Services, Inc. ("Lipper," sometimes referred to as "Lipper Analytical Services"), an independent service, that monitors the performance of mutual funds. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of all distributions, but does not take sales charges or redemption fees into consideration and is prepared without regard to tax consequences. In addition, each Class of the municipal funds' performance may be compared in advertising to the performance of representative individual municipal securities and unit investment trusts comprised of municipal securities.

The Lipper General Equity Funds Average can be used to show how the Funds' performance compares to a broad-based set of equity mutual funds. The Lipper General Equity Funds Average is an average of the total returns of all equity mutual funds (excluding international funds and funds that specialize in particular industries or types of investments) tracked by Lipper.

Ibbotson Associates of Chicago, Illinois provides historical returns of the capital markets in the United States. Each Class may compare its performance to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds, or U.S. Treasury securities.

Each Class of the money market funds also may compare its performance or the performance of securities in which it may invest to IBC/Donoghue's MONEY FUND AVERAGES(TM), which monitors the performance of taxable and tax-free money market funds. This index, which also assumes reinvestment of distributions, is published by IBC/Donoghue's MONEY FUND REPORT(R) of Ashland, Massachusetts 01721.

Each Class also may quote in advertising the performance of various unmanaged indices as may be selected from time to time, and may compare the price volatility of these indices to the price volatility of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500(R) Index"). These indices may include, but are not limited to, the examples shown in the Appendix.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

You may qualify for a reduction in A Shares sales charge under the following programs:

Combined Purchases. When you invest in A Shares for several accounts at the same time, you may combine these investments into a single transaction if the total is at least $50,000. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

Rights of Accumulation. Your "Rights of Accumulation" permit reduced sales charges on any future purchases after you have reached a new breakpoint in A Shares' sales charge schedule (see A Shares' Prospectus for the sales charge schedule). You can add the value of existing A Shares and B Shares of the Fund held by you, your spouse, and your children under age 21 determined at the previous day's NAV at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.


Letter of Intent. If you anticipate purchasing $50,000 or more of shares of A Shares in one Fund or in combination with shares of other Funds within a 13-month period, you may obtain shares of the Funds at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a nonbinding Letter of Intent (the Letter) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $50,000 Letter would receive the same reduced sales charge as if the $50,000 had been invested at one time. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter. For these purposes, however, a purchase of B Shares will be credited toward the total amount of the committed investment.


Your initial investment must be at least 5% of the total amount you plan to invest. Out of the initial purchase, 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. The shares held in escrow cannot be redeemed or exchanged until the Letter is satisfied or the additional sales charges have been paid. You will earn income dividends and capital gain distributions on escrowed shares. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.


CrestFunds Account Builder. You can make regular investments in A Shares or B Shares of a Fund with the CrestFunds(R) Account Builder by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. Investments may be made monthly by automatically deducting $50 or more from your bank checking account. You may change the amount of your monthly purchase by notifying the Funds at the address on your account statement at least 5 days prior to your next purchase. There is a $500 minimum initial investment requirement for automatic investment plans.


Your account will be drafted on or about the days indicated on your application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Account Builder option at any time without payment of a cancellation fee. You will receive a confirmation from the Transfer Agent for every transaction, and a debit entry will appear on your bank statement.

As provided for in Rule 22d-1 under the 1940 Act, the Distributor will waive A Shares' sales charge in connection with a Fund's merger with or acquisition of any investment company or trust.

            ADDITIONAL INFORMATION REGARDING PRICING AND REDEMPTIONS
            --------------------------------------------------------


The Funds are open for business and their NAVs are calculated each day the New York Stock Exchange ("NYSE") and the custodian, Crestar Bank, are open. The NAV of each money market fund is determined as of 12:00 Noon Eastern time for Tax Free Money Fund, and 1:00 p.m. Eastern time for Cash Reserve Fund , and as of the regularly-scheduled close of normal trading on the NYSE, normally 4:00 p.m. Eastern time. The NAV of each equity and bond fund is determined as of the regularly-scheduled close of normal trading on the NYSE. The NYSE and Crestar Bank have designated the following holiday closings for 1997, and the Adviser expects the schedule to be the same in the future: New Year's Day (observed), Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans' Day, Thanksgiving Day and Christmas Day. The holiday closing schedule may be changed by the NYSE and Crestar Bank. When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to merit such action, the Funds will determine NAVs at the close of business, the time of which will coincide with the closing of the NYSE. To the extent that Fund securities are traded in other markets on days the NYSE or Crestar Bank are closed (and a Fund is not open for business), a Fund's NAV may be significantly affected on days when investors do not have access to the Fund to purchase or redeem shares.


If the Directors determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of each Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.


In addition to the minimum investment requirements set forth in the prospectus, the Company's Articles of Incorporation provide that the Company's Board of Directors may establish a "Minimum Amount," not to exceed One Hundred Thousand Dollars ($100,000), for each of the Funds. If the NAV of the shares held by a shareholder is less than the Minimum Amount, the Company may redeem those shares upon providing thirty days written notice to the shareholder. The Company's Board of Directors have set the Minimum Amount for each of the Funds at $100,000. Therefore, if the NAV of the Shares held by a shareholder in any of the Funds is less than One Hundred Thousand Dollars ($100,000), the Fund may redeem those Shares upon providing thirty days written notice to the shareholder.


Pursuant to Rule 11a-3 under the 1940 Act, a Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying a Fund's exchange privilege. Under the Rule, the 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (ii) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

In the Prospectus, the Funds have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group, if, in the Adviser's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

                            DISTRIBUTIONS AND TAXES
                            -----------------------

Distributions. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Fund will hold your distributions without interest until you provide the Fund with alternate instructions.


Each money market and bond fund declares dividends equal to its entire net investment income (including, in the case of the Cash Reserve Fund , net realized short-term capital gains, if any) on each business day of that Fund. Equity funds declare and pay dividends monthly. Net capital gains (and, in the case of Tax Free Money Fund, net short-term capital gains), if any, are declared and distributed annually by all Funds, normally in December. Each money market fund and bond fund declares dividends for Saturdays, Sundays and holidays on the previous business day, and pay dividends after the close of business on the last business day of each month. Unless the Fund's Transfer Agent is otherwise instructed, all dividends and distributions of capital gains are automatically re-invested into additional shares of common stock of that Fund immediately upon payment thereof.

Cash Reserve Fund, Tax Free Money Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund each qualified for the fiscal year ended November 30, 1997, and each Fund intends to qualify for each subsequent fiscal year, for tax treatment as a "regulated investment company" under Subchapter M the Internal Revenue Code. By distributing all of its net investment income and any net realized short-term and long-term capital gains for a taxable year in accordance with the timing requirements imposed by the Code, and by meeting certain other requirements relating to the sources of income and diversification of assets, a Fund should not be liable for federal income or excise taxes.


Tax Free Money Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund (collectively the "Municipal Funds"). Dividends paid to shareholders by any of the Municipal Funds out of net tax-exempt interest income earned by such a Fund ("exempt-interest dividends") generally will not be subject to federal income tax, provided that (as intended) at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year is comprised of obligations, the interest on which is excluded from gross income under section 103(a) of the Internal Revenue Code. Substantially all of the dividends paid by Tax Free Money Fund are anticipated to be exempt from regular federal income taxes. Under normal circumstances, at least 80% of the income from Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund will be exempt from regular federal income taxes. However, persons who are "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds held by a Fund may be subject to tax on their pro rata share of the interest income from such bonds and should consult their tax advisers before purchasing shares of that Fund. Dividends paid by a Fund out of its taxable net investment income (including realized net short-term capital gains, if any) are taxable to shareholders as ordinary income notwithstanding that such dividends are reinvested in additional shares of that Fund. Distributions of net capital gains, if any, are taxable as long-term capital gains to the shareholder receiving them regardless of the length of time the shares on which such distributions are paid may have been held. With respect to a shareholder who receives exempt-interest dividends on shares of a fund held for six months or less, any loss on the sale or exchange of such shares will, to the extent of the amount of such exempt-interest dividends, be disallowed. In addition, a long-term capital gain distribution with respect to shares will cause any loss on a subsequent sale or exchange of such shares not so disallowed to be treated as long-term capital loss to the extent of such long-term capital gain distribution, if such shares are held for six months or less.

Under current federal tax law (1) interest on certain private activity bonds is treated as an item of tax preference for purposes of the federal alternative minimum tax imposed on individuals and corporations, though for regular federal income tax purposes such interest remains fully tax-exempt, and (2) interest on all tax-exempt obligations is included in "adjusted current earnings" of corporations for federal alternative minimum tax purposes. Because Tax Free Money Fund expects to purchase private activity bonds, a portion (not expected to exceed 20%) of the Fund's exempt-interest dividends may constitute an item of tax preference for those shareholders subject to the federal alternative minimum tax. Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund each may invest in municipal obligations, the interest on which is subject to the federal alternative minimum tax ("AMT securities"). To the extent that these Funds invest in AMT securities, shareholders who are subject to the AMT will be required to report a portion of that Fund's dividends as a "tax preference item" in determining their federal taxes.

Every shareholder required to file a federal individual income tax return is required to include for informational purposes the amount of exempt-interest dividends received from the municipal bond funds during the taxable year. Exempt interest dividends are included in determining what portion, if any, of a person's social security benefits and railroad retirement benefits are subject to federal income tax.

Interest on indebtedness incurred by shareholders to purchase or carry shares of each municipal bond fund generally is not deductible for federal income tax purposes. Shares of each municipal bond fund may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares.

The exemption for federal income tax purposes of dividends derived from interest on municipal securities does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the municipal bond funds may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in a municipal bond fund which may differ from the federal income tax consequences described above.

Federal Taxes. Distributions from each Fund's taxable net investment income and net short-term capital gains are taxed as dividends, and capital gain distributions are taxed as long-term capital gains. A portion of the equity funds' dividends may qualify for the dividends received deduction for corporations. The Funds' distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December to shareholders of record in such month and paid the subsequent January will be taxed as though paid on December 31.

The Funds will send shareholders a tax statement by January 30 showing the status of the taxable distributions received in the prior year, and will file a copy with the IRS. In addition, within 60 days from the end of each Fund's fiscal year end, the shareholders will be notified as to the portion of distributions paid that qualify as exempt-interest dividends, capital gain distributions, and qualified dividends for corporate investors. It is suggested that shareholders keep all statements received to assist in personal recordkeeping.

State and Local Taxes. In addition to federal taxes, shareholders may be subject to state or local taxes on their investment, depending on state law.

State of Maryland. To the extent the Maryland Municipal Bond Fund qualifies as a regulated investment company under the Code, it will be subject to tax only on
(1) that portion of its income on which tax is imposed for federal income tax purposes under Section 852(b)(1) of the Code and (2) that portion of its income which consists of federally tax exempt interest on obligations other than Maryland Exempt Obligations (hereinafter defined) to the extent such interest is not paid to Maryland Municipal Bond Fund shareholders in the form of exempt-interest dividends. To the extent dividends paid by the Maryland Municipal Bond Fund represent interest excludable from gross income for federal income tax purposes, that portion of exempt-interest dividends that represents interest received by the Maryland Municipal Bond Fund on obligations issued by the State of Maryland, its political subdivisions, Puerto Rico, the U.S. Virgin Islands, or Guam and their respective authorities or municipalities ("Maryland Exempt Obligations"), will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Maryland Municipal Bond Fund except in the case of a shareholder that is a financial institution. Except as noted below, all other dividend distributions will be subject to Maryland state and local income taxes.

Capital gains distributed by the Maryland Municipal Bond Fund to a shareholder or any gains realized by a shareholder from a redemption or sale of shares must be recognized for Maryland state and local income tax purposes to the extent recognized for federal income tax purposes. However, capital gains distributions included in the gross income of shareholders for federal income tax purposes are subtracted from capital gains income for Maryland income tax purposes to the extent such distributions are derived from the disposition by the Maryland Municipal Bond Fund of debt obligations issued by the State of Maryland, its political subdivisions and authorities.

Except in the case of a shareholder that is a financial institution, dividends received by a shareholder from the Maryland Municipal Bond Fund that are derived from interest on U.S. government obligations will be exempt from Maryland state and local income taxes.

In the case of individuals, Maryland presently imposes an income tax on certain items of tax preference with reference to such items as defined in the Code for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds ("AMT Bonds") is a preference item for purposes of calculating the federal alternative minimum tax. Accordingly, if the Maryland Municipal Bond Fund holds AMT Bonds of an issuer other than the State of Maryland or one of its political subdivisions, agencies or authorities ("Non-Maryland AMT Bonds"), the excess of 50% of that portion of exempt interest dividends which is attributable to interest on Non-Maryland AMT Bonds over a threshold amount is subject to Maryland income tax. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder in order to purchase or carry shares of the Maryland Municipal Bond Fund will not be deductible for Maryland state and local income tax purposes. Individuals will not be subject to personal property tax on their shares of the Maryland Municipal Bond Fund. Shares of the Maryland Municipal Bond Fund held by a Maryland resident at death may be subject to Maryland inheritance and estate taxes.

Commonwealth of Virginia. Under existing Virginia law, distributions from Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund will not be subject to Virginia individual, trust, estate, or corporate income taxation to the extent that such distributions are either (i) excludable from federal gross income and attributable to interest on obligations of Virginia, its political subdivisions, or its instrumentalities, or Puerto Rico, United States Virgin Islands, or Guam or (ii) attributable to interest on direct obligations of the United States. These Virginia income tax exemptions will be available only if a Fund (i) qualifies as a separate "regulated investment company" under the Internal Revenue Code and (ii) complies with the requirement of the Internal Revenue Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal, or other obligations described in Section 103(a) of the Internal Revenue Code. These Funds intend to comply with those requirements.

Other distributions from these Funds, including capital gains, generally will not be exempt from Virginia income taxation.


Interest on indebtedness incurred (or continued) by a shareholder of Virginia Intermediate Municipal Bond Fund or Virginia Municipal Bond Fund to purchase or carry shares of these Funds will not be deductible for Virginia income tax purposes to the extent such interest expense relates to the portions of distributions exempt from Virginia income taxation. These Funds will not be subject to any Virginia intangible personal property tax on any obligations in a Fund. In addition, shares of a Fund held for investment purposes will not be subject to any Virginia intangible personal property tax.


To be entitled to the exemption described above for distributions attributable to certain interest on Virginia obligations, obligations of certain United States possessions or direct United States obligations, a shareholder must be able to substantiate the exempt portions of each distribution with reasonable certainty. The determination of exempt portions must be made on a monthly (rather than annual or quarterly) basis if, as planned, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund each makes monthly distributions. Accordingly, shareholders should retain their statements from these Funds, which are to be issued at least annually, showing the percentages of each monthly distribution attributable to interest on Virginia obligations, possessions obligations and United States obligations.

Capital Gains. Shareholders may realize a capital gain or loss when they redeem
(sell) or exchange shares of the Funds. For most types of accounts, the Funds will report the proceeds of a shareholder's redemptions to the shareholder and the IRS annually. However, because the tax treatment also depends on the purchase price and the shareholder's personal tax position, shareholders should keep their regular account statements to use in determining their tax.

"Buying a Dividend." On the ex-dividend date for an equity or bond fund distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder were to buy shares just before the record date ("buying a dividend"), the shareholder would pay the full price for the shares and then, in effect, receive a portion of the price back as a taxable distribution.

Other Tax Information. When an investor signs his account application, he will be asked to provide his social security or taxpayer identification number and certify that the number provided is correct and that he is not subject to 31% backup withholding for failing to report income to the IRS. If an investor fails to provide the correct number or violates IRS regulations, the IRS can require the Funds to withhold 31% of his taxable distributions and redemptions.


Each Class calculates dividend and capital gain distributions separately. Each Fund is treated as a separate entity in all respects for tax purposes. There is a risk that a Fund may be unable to meet certain tax rules required for treatment as a regulated investment company. If this were to occur, the affected Fund may be required to pay federal as well as Maryland state income taxes from its assets.


The information above is only a summary of some of the tax consequences generally affecting the Funds and their shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on distributions received from the Funds. Investors should consult their tax advisers to determine whether a Fund is suitable to their particular situations.



                 DIRECTORS AND OFFICERS AND AFFILIATED PERSONS
                 ---------------------------------------------

The Directors and officers of the Company and their principal occupations during the past five years are set forth below. The Director who is an "interested person" (as defined in the 1940 Act) by virtue of his affiliation with either a fund or the Adviser is indicated by an asterisk (*).

Kathryn L. Stanton, Vice President, Assistant Secretary. Deputy General Counsel, Vice President and Assistant Secretary of SEI. Vice President and Assistant Secretary of SEI and the Administrator since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm) 1989-1994.

Todd Cipperman, Vice President and Assistant Secretary. Vice President and Assistant Secretary of SEI, the Manager and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.



* Jesse F. Williams III, Chairman, President, and Director. Chairman of the Board, Harrison & Bates Incorporated (real estate company), since 1971. Mr. Williams is also a member of the advisory board of Crestar Bank. His address is 823 East Main Street, Suite 1800, Richmond, Virginia 23219.

John Bruce James, Jr., Director. Vice President of Virginia Landmark Corporation (real estate company) since 1970. Mr. James is also a member of the Commission of Architectural Review, City of Richmond, since 1982; a member of the Board of Trustees of the Instructive Visiting Nurses Association since 1976; and a member of the Board of Directors of The Retreat Hospital, Richmond, Virginia, since 1982. Previously, he was a member of the Board of Trustees, Hampden-Sydney College. His address is 3910 Exeter Road, Richmond, Virginia 23221.

Jean L. Oakey, Director. Partner at Wells Coleman & Co. (public accountants). Her business address is 3800 Patterson Avenue, Richmond, Virginia 23221.

Glen Douglas Pond, Director. Retired. Formerly the Director of the Virginia Retirement System. His address is 21 Waterfront Court, Cedar Point, Urbanna, Virginia 23175.

David M. Carter, Secretary, Partner, Hunton and Williams, Fund Counsel.

Kevin P. Robins, Vice President, Assistant Secretary. Senior Vice President & General Counsel of SEI, the Administrator and the Distributor since 1994.
Vice President of SEI, the Administrator and the Distributor 1992-1994. Associate, Morgan, Lewis & Bockius (law firm) prior to 1992.

Robert DellaCroce, Controller, Assistant Secretary. CPA, Director of Fund Resources, a division of SEI since 1994. Senior Manager, Arthur Andersen prior to 1994.


As of September 30, 1997, the Directors and officers owned in the aggregate less than 1% of the outstanding shares of any Fund.

As of November 30, 1997, the Directors and officers of the Company received the following compensation:





                                 Aggregate                                                       Total Compensation from
                             Compensation From       Pension or Retirement    Estimated Annual         Registrant and
                               Registrant for      Benefits Accrued as Part     Benefits Upon       FundComplex Paid to
Name of Person, Position    Fiscal Year Ended 1997    of Fund Expenses          Retirement     Directors for Fiscal Year
------------------------------------------------------------------------------------------------------------------------
Jesse F. Williams, III,            $5,000                    0                      0                   $5,000
Chairman, President and
Director

John Bruce James, Jr.,             $5,000                    0                      0                    $5,000
Director
Jean L. Oakey, Director            $5,000                    0                      0                    $5,000

Glen Douglas Pond,
Director                           $5,000                    0                      0                    $5,000



The Company was incorporated in the state of Maryland as Bayshore Funds, Inc. on March 17, 1986. At a special meeting of shareholders held July 7, 1992, shareholders approved an amendment to the Articles of Incorporation changing the name to CrestFunds, Inc. The change was effective July 10, 1992.

                                  THE ADVISER
                                  -----------

Pursuant to Investment Advisory Agreements, as amended (the "Advisory Agreements") Crestar Asset Management Company (formerly Capitoline Investment Services, Incorporated), a wholly-owned subsidiary of Crestar Bank, a subsidiary of Crestar Financial Corp., furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. Each Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by vote of the shareholders, and in either case by a majority of the Directors who are not parties to each Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on each Advisory Agreement.

Each Advisory Agreement is terminable without penalty by any Fund on 60 days' written notice when authorized either by vote of its shareholders or by a vote of a majority of the Board of Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement also provides that, with respect to each Fund, neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the Adviser's or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreements. Each Advisory Agreement provides that the Adviser may render services to others.

The fees paid pursuant to the Advisory Agreements are accrued daily and paid monthly. For its services under the Advisory Agreements, the Adviser receives fees with respect to each Fund at the annual rates set forth below:

Money Market Funds

 .40% of each Fund's average daily net assets on the first $500 million of net assets;
 .35% of each Fund's average daily net assets on the next $500 million of net assets; and
 .30% of each Fund's average daily net assets on all remaining net assets.


Capital Appreciation Fund, Value Fund and Special Equity Fund

 .75% of each Fund's average daily net assets.


 Virginia Intermediate Municipal Bond Fund

 .50% of  the Fund's average daily net assets.


Intermediate Bond Fund

 .60% of Bond Fund's average daily net assets.

Maryland Municipal Bond Fund, Government Bond Fund and Virginia Municipal Bond Fund

 .60% of each Fund's average daily net assets.

The Adviser may choose to waive or reimburse a Fund for a portion of that Fund's investment advisory fee.


For the fiscal years ended November 30, 1997, 1996, 1995 and 1994 , the advisory fees paid to the Adviser with respect to each money market fund were as follows:


                                 11/30/97   Waived    11/30/96     Waived    11/30/95    Waived      11/30/94      Waived
                                 --------  -------    --------     -------   --------    ------     ---------     -------

Cash Reserve Fund               $3,195,116      $0   $2,315,239      $0    $1,933,503        $0     $1,657,907       $0
Tax Free Money Fund             $  861,325      $0   $  732,401      $0    $  766,014        $0     $  605,671       $0



Fees paid to the Adviser with respect to the bond and equity funds were as follows:



                                11/30/97    Waived    11/30/96     Waived    11/30/95    Waived      11/30/94      Waived
                                ---------  -------    --------     -------   --------    ------     ---------     -------
Limited Term Bond Fund          $  383,856  $     0  $   442,489   $     0   $  417,675   $    0   $  429,077       $0
Intermediate Bond Fund          $1,720,984  $     0  $   834,629   $     0   $  469,601   $    0   $  429,478       $0
Government Bond Fund            $  210,388  $29,208  $    96,203   $16,038   $   35,722   $5,370      N/A           N/A
Maryland Municipal Bond
  Fund                          $    50,300  $31,143  $   18,497    $15,422        N/A       N/A       N/A          N/A
Virginia Intermediate Municipal
  Bond Fund                     $1,232,770   $     0  $  460,612    $     0  $  249,142   $    0   $  254,392       $0
Virginia Municipal Bond
  Fund                          $  107,969   $17,385  $   72,398    $12,074  $   19,433   $3,239      N/A          N/A
Value Fund                      $4,336,987   $     0  $2,617,223    $     0  $1,521,942   $    0   $1,360,865       $0
Capital Appreciation Fund       $  613,737   $     0  $   211,351   $     0  $  141,723   $    0   $   87,096       $0
Special Equity Fund             $  763,167   $     0  $   506,324   $     0  $  386,056   $    0   $  321,826       $0




None of the Maryland Municipal Bond, Government Bond or Virginia Municipal Bond Funds conducted operations during the fiscal years ended November 30, 1994 and 1993.

In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in a Fund. In some instances the Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in the Fund an amount equal to all or a portion of the fees received by the Adviser and its affiliates from a Fund with respect to the client's assets invested in the Fund.

The Company has, under each Advisory Agreement, confirmed its obligation to pay all other expenses, including interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of forming the corporation and maintaining corporate existence; costs of preparing and printing the Company's prospectus, statement of additional information, subscription order forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and Fund accounting and other required books and accounts and of calculating the net asset value of shares of the Funds; costs of reproduction, stationery and supplies; compensation of directors and officers and employees of the Company and costs of other personnel performing services for the Company who are not officers of the Adviser, the Company's Distributor or their respective affiliates; costs of corporate meetings; SEC registration fees and related expenses; state securities laws registration fees and related expenses; fees payable to the Adviser under the Advisory Agreements and to the Company's Distributor under the Administration and Distribution Agreement and all other fees and expenses paid by a Fund or Class pursuant to the Administration Plans or Distribution Plans.

                         ADMINISTRATOR AND DISTRIBUTOR
                         -----------------------------

The Administrator

The Company and SEI Fund Resources (the "Administrator") have entered into an administration agreement (the "Administration Agreement") effective March 1, 1995.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.


The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIM"), a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interests in the Administrator. SEI and its affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds(R), CoreFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds.


The Administrator is entitled to a fee, calculated daily and paid monthly, at an annual rate of .15% of average daily net assets of each of the Funds.


For the fiscal year ended November 30, 1997, the Administrator was compensated for its services under the Administration Agreement as follows:

Cash Reserve Fund       $1,322,853, of which $0 was waived
Tax Free Money Fund     $323,063, of which $65 was waived
Intermediate Bond Fund  $430,246, of which $0 was waived
Government Bond Fund    $54,362, of which $54,362 was waived
MD Municipal Bond Fund  $10,561, of which $0 was waived
VA Intermediate
 Municipal Bond Fund    $370,217, of which $384 was waived
VA Municipal Bond Fund  $27,381, of which $27,381 was waived
Value Fund              $867,402, of which $0 was waived
Capital Appreciation
 Fund                   $122,748, of which $0 was waived
Special Equity Fund     $152,634, of which $0 was waived.


The Distributor


SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Company are parties to a distribution agreement ("Distribution Agreement") effective as of March 1, 1995. The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Company's Directors or by the vote of a majority of the outstanding shares of the Company, and (ii) by the vote of a majority of the Directors of the Company who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than sixty days' notice by the Directors, by vote of a majority of the outstanding shares of such Fund or by the Distributor.

For the fiscal years ended November 30, 1997, 1996 and 1995 , the aggregate dollar amounts of commissions paid under the Distribution Agreement and the amounts retained by the distributor during such years were as follows:



                                         Dollar Amounts of Commissions     Commissions Retained by Underwriter
 Fund Name                    Class        1997          1996         1995           1997           1996            1995
 --------                     -----      --------------------------------------------------------------------------------

Intermediate Bond Fund           A      $15,304.40   $ 17,402.17  $  23,496.94    $    631.24    $ 1,825.43   $ 2,377.31
Virginia Intermediate
 Bond Fund                       A      $25,357.93     33,050.62     70,360.41       2,315.57      3,291.12     7,139.71
Value Fund                       A     $323,214.57    188,031.26    156,945.23      28,268.32     19,044.13    15,637.66
Capital Appreciation Fund        A     $100,736.11     55,652.57     64,386.40       9,940.12      5,495.80     6,477.11
Special Equity Fund              A      $41,106.33     22,831.22     39,090.92       3,902.98      2,287.46     3,853.34
Value Fund                       B      $22,970.48      9,197.61      2,679.28              0             0            0
Special Equity Fund              B      $ 5,195.30      3,153.64         75.00              0             0            0
Government Bond Fund             B      $   401.20        771.47        626.97              0             0            0
Virginia Municipal Bond
 Fund                            B      $ 4,362.23      8,286.99        150.00              0             0            0
Maryland Municipal Bond Fund     B      $ 1,644.33             0             0              0             0            0
                                        ----------   -----------  ------------   ------------    ----------  -----------
                   TOTAL               $540,292.88   $343,270.27   $364,594.37     $45,099.69    $32,429.26   $36,082.18


Distribution Plan

The Board of Directors of the Company has approved an Amended and Restated Distribution and Service Plan (the "Distribution Plan") pursuant to Rule 12b-1 of the 1940 Act (the "Rule"). Under the Trust Class Distribution Plan the Distributor is compensated at the annual rate of .15% of the aggregate average daily net assets of the Trust Class shares of the Fund. The Distributor will be compensated for distribution services provided to the Trust Class shares including the printing and distribution of Prospectuses, Statements of Additional Information or reports prepared for the use in connection with the offering of shares of the Fund (other than to existing shareholders at the time of such mailing), the expenses incurred for the preparation of any other literature used by the Distributor in connection with any such offering. The Distributor has agreed to waive any fees payable pursuant to the Distribution Plan attributable to Trust Class shares, and will bear the costs of other distribution-related activities. The Distributor reserves the right to terminate its waiver at any time at its sole discretion.

A Shares and B Shares Distribution Plans

The Distribution Plan further provides that the A Shares will pay the Distributor a fee of .15% of the average daily net assets of the funds and an additional .25% of the average daily net assets of the money market funds, which the Distributor can use to compensate broker/dealers and service providers, including the Adviser and its affiliates which provide administrative and/or distribution services to the Class A Shareholders or their customers who beneficially own Class A Shares. All of the fees currently are being waived by the Distributor

The Company has adopted the Investors Class B Shares Distribution and Service Plan (the "B Shares Distribution Plan") in accordance with the provisions of the Rule which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The B Shares Distribution Plan provides that B Shares will pay the Distributor a fee of .75% of the average daily net assets of the funds which offer B Shares. Continuance of the B Shares Distribution Plan must be approved annually by a majority of the Directors of the Company. The B Shares Distribution Plan requires that quarterly written reports of amounts spent under the B Shares Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Directors. The B Shares Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Company. All material amendments of the Plan will require approval by a majority of the Directors of the Company and of the Qualified Directors.


For the fiscal years ended November 30, 1997 and 1996, the Distributor was compensated for its services under the B Shares Distribution Plan as follows:

Cash Reserve Fund       $274 and $127, of which $55 and $17 was waived
Government Bond Fund    $7,020 and $3,885, of which $784 and $518 was waived
MD Municipal Bond Fund  $2,494 and $356, of which $354 and $48 was waived
VA Municipal Bond Fund $4,948 and $5,079, of which $1,213 and $677 was waived Value Fund
  waived                $29,668 and $25,184, of which $21,461 and $3,353 was
Special Equity Fund     $8,206 and $5,955, of which $1,439 and $794 was waived.


For the fiscal year ended November 30, 1995, the Distributor was compensated beginning March 1, 1995 for its services under the B Shares Distribution Plan as follows:

Cash Reserve Fund       $74, of which $10 was waived
Government Bond Fund    $656, of which $87 was waived
VA Municipal Bond Fund  $1,835, of which $245 was waived
Value Fund              $3,833, of which $511 was waived
Special Equity Fund     $1,403, of which $87 was waived.



Also, for the fiscal years November 30, 1997 and 1996, pursuant to the B Shares Distribution Plan, the Distributor is compensated at an annual rate of .25% of B Shares' average net assets for providing ongoing shareholder services to investors in B Shares as follows:

Cash Reserve Fund       $91 and $42, of which $41 and $8 was waived
Government Bond Fund    $2,340 and $1,295, of which $262 and $259 was waived
MD Municipal Bond Fund  $832 and $119, of which $118 and $24 was waived
VA Municipal Bond Fund  $1,650 and $1,693 of which $404 and $339 was waived
Value Fund              $9,889 and $8,394 of which $7,154 and $8,394 was waived
Special Equity Fund     $2,736 and $1,985, of which $480 and $397 was waived.


Prior to March 1, 1995, Fidelity Distributor Corporation ("FDC") served as the Funds' administrator and distributor under Administrative and Distribution Plans.

For the fiscal years ended November 30, 1995 (beginning February 28, 1995) and 1994, FDC was compensated for its services under each operative Distribution Plan as follows:

Cash Reserve Fund       $152,042 and $631,053, of which $0 and $0 was waived
Tax Free Money Fund     $65,682 and $228,173, of which $0 and $0 was waived
Intermediate Bond Fund $28,685 and $107,382, of which $0 and $0 was waived VA Intermediate
 Municipal Bond Fund
  and $64,180 was
  waived                $18,356 and $76,321, of which $15,576
Value Fund              $65,118 and $272,207, of which $0 and $0 was waived
Capital Appreciation
  Fund                  $5,362 and $17,420, of which $0 and $0 was waived
Special Equity Fund     $17,171 and $64,372, of which $0 and $0 was waived.

For the fiscal years ended November 30, 1995 (beginning February 28, 1995) and 1994, FDC was compensated under the A Shares Distribution Plan which provides for an additional .25% of average daily net assets of the money market funds as follows: Cash Reserve Fund, $12,283 and $9,057 and Tax Free Money Fund, $468 and $939.

The following represents expenses made pursuant to the Rule for the fiscal year ended November 30, 1997.


                                                                      12b-1 Expenses


                                   Third Party      Promotion and      Marketing
              Fund                  Payments        Advertising        Management        Distribution       Maintenance
-----------------------------------------------------------------------------------------------------------------------

Cash Reserve Fund                  $    299            --                  --               --                --
Tax Free Money Fund                     --             --                  --               --                --
Intermediate Bond Fund                  --             --                  --               --                --
Government Bond Fund               $  8,076            --                  --               --                --
MD Municipal Bond Fund             $  2,884            --                  --               --                --
VA Intermediate Municipal               --             --                  --               --                --
Bond Fund
VA Municipal Bond Fund            $  6,344            --                  --               --                --
Value Fund                        $10,542             --                  --               --                --
Capital Appreciation Fund          $   429             --                  --               --                --
Special Equity Fund                $ 9,036             --                  --               --                --



In addition, the Adviser may use all or a portion of the fee received under its advisory contract, past profits or other resources to pay financial institutions and other industry professionals such as investment advisors, broker-dealers (including Crestar Securities Corporation), accountants and estate planning firms ("Qualified Recipients") for shareholder services. These Qualified Recipients may be paid for such services from the fees paid by the Funds to the Adviser. The Plans also provide that the Adviser may engage banks as Qualified Recipients for performing certain shareholder support services. The Adviser will make such payments only to Qualified Recipients who provide shareholder support services. These shareholder services may include, among other things, answering client inquiries, investing client account balances automatically in Fund shares, arranging for bank wires, and such other client services of a nature generally provided by a bank as may seem appropriate. The Adviser will enter into written agreements with Qualified Recipients who receive payments pursuant to a Plan. Payments will be made on the basis of the average daily net asset value of a Fund's shares owned by shareholders for whom the Qualified Recipient is the holder of record or with whom the Qualified Recipient has a servicing relationship.

As discussed in the Prospectus, the Company recognizes that the Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, the Distributor will engage banks as Qualified Recipients only to perform administrative and shareholder servicing functions. While the matter is not free from doubt, the Company's Board of Directors believes on advice of counsel that such laws should not preclude a bank from performing shareholder support services. However, judicial or administrative decisions or interpretations of such laws, as well as changes in federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If banks or bank affiliates were prohibited from so acting, the Company would change its existing policies to permit bank customers who are shareholders to remain shareholders of a Fund and would implement alternative means for continuing the servicing of such shareholders. In such event, changes in the operation of a Fund might occur and a shareholder serviced by such bank might no longer be able to make use of any automatic investment or other services then being provided by the bank.

                                 TRANSFER AGENT
                                 --------------

Pursuant to a Transfer Agent Agreement dated as of July 10, 1992 between the Company, on behalf of each of the Funds, and Crestar Bank, the Transfer Agent for each of the Funds is Crestar Bank ("Transfer Agent"). The Transfer Agent maintains an account for each shareholder and monitors tax reporting, performs other transfer agency functions and acts as dividend disbursing agent for each Fund. For these services, the Transfer Agent will be paid an annual fee of .06% of the average daily net assets of the A Shares and B Shares of each Fund.

The Transfer Agent Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by a vote of the shareholders and in either case by a majority of the Directors who are not parties to the Transfer Agent Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agent Agreement.

                                   CUSTODIAN
                                   ---------

Pursuant to a Custodian Agreement dated as of July 10, 1992 between the Company, on behalf of each of the Funds, and Crestar Bank, Crestar Bank (the "Custodian") acts as the Custodian of each Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting income on Fund investments. For these services, the Custodian will receive a fee, with respect to each money market fund, computed and paid monthly, based on the total net assets of each such Fund, the number of portfolio transactions of the Fund and the number of securities in the Fund's portfolio. The Custodian's fee for any fiscal year of the Company will not exceed .04% of each Fund's average daily net assets.

                                    AUDITOR
                                    -------

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, independent auditors, has been selected as auditors for the Company. Deloitte & Touche LLP has acted as independent auditors of the Company since its inception.

                        PRINCIPAL HOLDERS OF SECURITIES
                        -------------------------------



A shareholder owning of record or beneficially more than 25% of a particular Fund's shares may be considered to be a "controlling person" of that Fund. Accordingly, its vote could have a more significant effect on matters presented at shareholder meetings than the votes of the Fund's other shareholders. As of March 2, 1998, Crestar Bank, a Virginia banking corporation and subsidiary of Crestar Financial Corporation, was the record holder of 25% or more of the outstanding shares of the Investors Class A Shares and Investors Class B Shares of the indicated Funds:



Fund Name                                   Shareholder                              %
---------                                   -----------                              --

Cash Reserve Fund                           Crestar Bank                           85.93%
                                            P.O. Box 26665
                                            Richmond, VA  23261

U.S. Treasury Money Fund                    Crestar Bank                             100%
                                            P.O. Box 26665
                                            Richmond, VA  23261

Tax Free Money Fund                         Crestar Bank                           94.98%
                                            P.O. Box 26665
                                            Richmond, VA  23261

Limited Term Bond Fund                      Crestar Bank                           86.60%
                                            P.O. Box 26665
                                            Richmond, VA  23261

Intermediate Bond Fund                      Crestar Bank                           92.93%
                                            P.O. Box 26665
                                            Richmond, VA  23261

Government Bond Fund                        Crestar Bank                           80.38%
                                            P.O. Box 26665
                                            Richmond, VA  23261

MD Municipal Bond Fund                      Crestar Bank                           54.55%
                                            P.O. Box 26665
                                            Richmond, VA  23261

Virginia Intermediate                       Crestar Bank                           93.20%
Municipal Bond Fund                         P.O. Box 26665
                                            Richmond, VA  23261

Virginia Municipal Bond Fund                Crestar Bank                           73.23%
                                            P.O. Box 26665
                                            Richmond, VA  23261

Value Fund                                  Crestar Bank                           86.93%
                                            P.O. Box 26665
                                            Richmond, VA  23261

Capital Appreciation Fund                   Crestar Bank                           70.82%
                                            P.O. Box 26665
                                            Richmond, VA  23261

Special Equity Fund                         Crestar Bank                           84.32%
                                            P.O. Box 26665
                                            Richmond, VA  23261


                              FINANCIAL STATEMENTS
                              --------------------


The financial statements and financial highlights for the fiscal year ended November 30, 1997 for Cash Reserve Fund, Tax Free Money Fund, Intermediate Bond Fund (formerly known as Bond Fund), Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund (formerly known as Virginia Municipal Bond Fund), Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund are included in the Annual Report which is a separate report supplied with this Statement of Additional Information. The financial statements and financial highlights are incorporated herein by reference.

                                    APPENDIX
                                    --------


Description of selected indices:

Dow Jones Industrial Average is an unmanaged index of 30 common stock prices representing stocks of major industrial companies and includes reinvestment of dividends.

Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of common stock prices and includes reinvestment of dividends.

NASDAQ Composite Index is an unmanaged index of over-the-counter stock prices and does not assume reinvestment of dividends.

Russell 2000 Index is an unmanaged index of small capitalization stocks that includes reinvestment of dividends.

Russell 1000 Growth Index, an unmanaged index, is a broad measure of the performance of growth companies and includes reinvestment of dividends and capital gains.

Value Line Index, an unmanaged index, is a broad measure of both large and small companies and includes reinvestment of dividends and capital gains.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is a broad measure of bond performance and includes reinvestment of dividends.

Lehman Brothers General Obligation Bond Index, an unmanaged index, is a broad measure of the performance of tax-exempt bonds and includes reinvestment of dividends.

Lehman Brothers Government Bond Index is an index comprised of all public obligations of the U.S. Treasury, U.S. Government agencies, quasi-federal corporations, and of corporate debt guaranteed by the U.S. Government. The index excludes flower bonds, foreign targeted issues, and mortgage-backed securities.

Lehman Brothers Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation or, in the case of unrated bonds, BBB by Fitch Investors Service. Collateralized mortgage obligations are not included in the Corporate Bond Index.

The Government Bond Index and the Corporate Bond Index combine to form the Corporate Bond Index.

Lehman Brothers Intermediate Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index have remaining maturities of one to ten years and are rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation or, in the case of unrated bonds, BBB by Fitch Investors Service.

Lehman Brothers Long-Term Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index have remaining maturities greater than ten years and are rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation, or, in the case of unrated bonds, BBB by Fitch Investors Service.

Salomon Brothers High Grade Corporate Bond Index is an index of high quality corporate bonds with a minimum maturity of at least ten years and with total debt outstanding of at least $50 million. Issues included in the index are rated AA or better by Moody's Investors Service or AA or better by Standard & Poor's Corporation.

Merrill Lynch High and Medium Quality Intermediate-Term Corporate Index is an index comprised of all public, fixed-rate, non-convertible corporate debt. Issues included in this index have remaining maturities of between one year and
9.99 years. Issues included in the index are rated at least BBB by Standard & Poor's Corporation.

Dollar-weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio. An obligation's maturity is typically determined on a stated financial maturity basis, although there are some exceptions to this rule. For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date in which the instrument will probably be called, refunded or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities and some asset-backed securities, such as collateralized mortgage obligations, are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the expected principal payments during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Description of Moody's Investors Service, Inc.'s ratings of state and municipal notes:

Moody's ratings for state and municipal and other short-term obligations are designated Moody's Investment Grade ("MIG," or "VMIG" for variable rate obligations). This distinction is in recognition of the difference between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

MIG-1/VMIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Description of Standard & Poor's Corporation's ratings of state and municipal notes:

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

Description of Moody's Investors Service, Inc.'s municipal bond ratings:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor's Corporation's municipal bond ratings:

AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Description of Moody's Investors Service, Inc.'s commercial paper ratings:
Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         o    Leading market positions in well-established industries.
         o    High rates of return on funds employed.
         o Conservative capitalizations structures with moderate reliance on debt and ample asset protection.
         o Broad margins in earnings coverage of fixed financial charges and with high internal cash generation.
         o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor's Corporation's commercial paper ratings:

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                CRESTFUNDS, INC.
                           PART C: OTHER INFORMATION
                        POST-EFFECTIVE AMENDMENT NO. 27



Item 24. Financial Statements and Exhibits:


(a)      Financial Statements:  None
         Part A-Prospectus:  Financial Highlights
         Part B-Statement of Additional Information:
         For the fiscal year ended November 30, 1997 (incorporated into the Statement of Additional Information by reference to Registrant's Annual Report for the year ended November 30, 1997 and filed with the Commission on January 29, 1998.)



(b)      Additional Exhibits

         1(a)     Articles of Incorporation of the Registrant (filed as Exhibit
                  1 to Registration Statement on Form N-1A (File No. 33-4163)
                  and incorporated herein by reference).
         1(b)     Articles of Amendment to the Articles of Incorporation dated as of July 10, 1992 (filed as Exhibit 1(b) to Post-Effective
                  Amendment No. 9 to Registration Statement on Form N-1A (File
                  No. 33-4163) and incorporated herein by reference).
         1(c)     Articles Supplementary to the Articles of Incorporation dated as of July 10, 1992 (filed as Exhibit 1(c) to Post-Effective
                  Amendment No. 9 to Registration Statement on Form N-1A (File
                  No. 33-4163) and incorporated herein by reference).
         1(d)     Articles Supplementary to the Articles of Incorporation dated as of March 28, 1995 (filed as Exhibit 1(d) to Post-Effective
                  Amendment No. 18 to Registration Statement on Form N-1A (File
                  No. 33-4163) and incorporated herein by reference).
         1(e)     Articles Supplementary to the Articles of Incorporation dated as of February 27, 1996 (filed as Exhibit 1(e) to
                  Post-Effective Amendment No. 20 to Registration Statement on
                  Form N-1A (File No. 33-4163) and incorporated herein by
                  reference).
         1(f)     Articles Supplementary to the Articles of Incorporation dated as of May 16, 1997 (filed as Exhibit 1(f) to Post-Effective
                  Amendment No. 25 to Registration Statement on Form N-1A (File
                  No. 33-4163) and incorporated herein by reference).
         1(g)     Articles Supplementary to the Articles of Incorporation dated as of August 7, 1997 (filed as Exhibit 1(g) to Post-Effective
                  Amendment No. 25 to Registration Statement on Form N-1A (File
                  No. 33-4163) and incorporated herein by reference).
         2        Copy of amended By-Laws of the Registrant  (filed as Exhibit 2 to  Post-Effective  Amendment No. 2 to Registration Statement
                  on Form N-1A (File No. 33-4163) and incorporated herein by reference).
         3        Not applicable.
         4        Form of Certificate for shares of Cash Reserve Fund Common
                  Stock of the Registrant (filed as Exhibit 4 to Registration
                  Statement on Form N-1A (File No. 33-4163) and incorporated herein by reference). Form of Certificate for shares of U.S.
                  Treasury Fund Common Stock of the Registrant (filed as Exhibit
                  4 to Pre-Effective Amendment No. 1 to Registration Statement
                  on Form N-1A (File No. 33-3143) and incorporated herein by reference). Form of Certificate for shares of Tax Free Fund
                  Common Stock of the Registrant (filed as Exhibit 4 to
                  Post-Effective Amendment No. 4 to Registration Statement on
                  Form N-1A (File No. 33-4163) and incorporated herein by
                  reference).
         5        Form of revised Investment Advisory Agreement between the
                  Registrant and Capitoline Investment Services Incorporated
                  (filed as Exhibit 5 to Post- Effective Amendment No. 8 to
                  Registration Statement on Form N-1A (File No. 33- 4163) and
                  incorporated herein by reference).
         6(a)     Administration Agreement between the Registrant and SEI
                  Financial Management Corporation (filed as Exhibit 6(a) to
                  Post-Effective Amendment No. 16 to Registration Statement on
                  Form N-1A (File No. 33-4163) and incorporated herein by
                  reference).
         6(b)     Distribution Agreement between Registrant and SEI Financial
                  Services Company (filed as Exhibit 6(b) to Post-Effective
                  Amendment No. 17 to Registration Statement on Form N-1A (File
                  No. 33-4163) and incorporated herein by reference).
         7        Not applicable.
         8(a)     Custodian Agreement between Registrant and Crestar Bank (filed as Exhibit 8(a) to Post-Effective Amendment No. 9 to
                  Registration Statement on Form N-1A (File No. 33-4163) and
                  incorporated herein by reference).
         8(b)     Transfer Agency Agreement between Registrant and Crestar Bank
                  (filed as Exhibit 8(b) to Post-Effective Amendment No. 9 to
                  Registration Statement on Form N-1A (File No. 33-4163) and
                  incorporated herein by reference).
         9        Not applicable.
         10(c)    Opinion of Hunton & Williams (filed as Exhibit 10(c) to
                  Post-Effective  Amendment No. 20 to Registration Statement on
                  Form N-1A (File No. 33-4163) and incorporated herein by
                  reference).
         11(a)    Consent of independent auditors filed herewith.
         12       Not applicable.
         13       Investment representation letter of John Y. Keffer as initial purchaser of shares of stock of the Registrant (filed as
                  Exhibit 13 to Pre-Effective Amendment No. 2 to Registration
                  Statement on Form N-1A (File No. 33-4163) and incorporated herein by reference).
         14       Not applicable.
         15       Distribution and Service Plans adopted under Rule 12b-1 by the
                  Registrant on behalf of each series (filed as Exhibit 15 to
                  Post-Effective Amendment No. 9 to Registration Statement on
                  Form N-1A (File No. 33-4163) and incorporated herein by
                  reference).
         15(a)    Additional Distribution and Service Plans for Cash Reserve
                  Fund, U.S. Treasury Money Fund and Tax Free Money Fund (filed as Exhibit 15(a) to Post-Effective Amendment No. 12 to
                  Registration Statement on Form N-1A (File No. 33-4163) and
                  incorporated herein by reference).
         15(b)    Amended and Restated Distribution and Service Plan Trust Class
                  and Investors Class A (filed as Exhibit 15(b) to
                  Post-Effective Amendment No. 16 to Registration Statement on
                  Form N-1A (File No. 33-4163) and incorporated herein by
                  reference).
         15(c)    Amended and Restated Distribution and Service Plan Investors
                  Class A (filed as Exhibit 15(c) to Post-Effective Amendment
                  No. 16 to Registration Statement on Form N-1A (File No.
                  33-4163) and incorporated herein by reference).
         15(d)    Investors Class B Distribution and Service Plan Contingent
                  Deferred Sales Charge Class (filed as Exhibit 15(d) to
                  Post-Effective Amendment No. 16 to Registration Statement on
                  Form N-1A (File No. 33-4163) and incorporated herein by
                  reference).
         16       Schedule for computation of performance quotations (filed as
                  Exhibit 16 to Post- Effective Amendment No. 10 to Registration
                  Statement on Form N-1A (File No. 33- 4163) and incorporated herein by reference).
         17       Financial Data Schedule

Other Exhibits             Powers of attorney (filed as Other Exhibits to
                           Post-Effective  Amendment No. 14 to Registration
                           Statement on Form N-1A (File  No. 33-4163)  and to
                           Post-Effective  Amendment  No. 17 to Registration
                           Statement on Form N-1A (File No. 33-4163) and
                           incorporated herein by reference). Representation
                           letter of Bayshore Funds, Inc. (filed as Other
                           Exhibit to Post- Effective Amendment No. 1 to
                           Registration Statement on Form N-1A (File No. 33-
                           4163) and incorporated herein by reference). Rule
                           18f-3 Plan (filed as Other Exhibit to  Post-Effective
                           Amendment No. 17 to Registration Statement on Form
                           N-1A (File No. 33-4163) and incorporated herein by
                           reference).


Item 25. Persons Controlled by or under Common Control with Registrant

         See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships. The Administrator is a subsidiary of SEI Investments Company, which also controls other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

Item 26. Number of Holders of Securities


         The following information is furnished as of March 2, 1998.



                                                                                                    Record
Title of Class                                                                                      Holders
--------------                                                                                      -------

Trust Class Shares
Cash Reserve Fund..............................................................................          1504
U.S. Treasury Money Fund.......................................................................             5
Tax Free Money Fund............................................................................           304
Limited Term Bond Fund.........................................................................          1160
Intermediate Bond Fund.........................................................................          1160
Government Bond Fund...........................................................................          1157
Virginia Municipal Bond Fund...................................................................           225
Maryland Municipal Bond Fund...................................................................            98
Virginia Intermediate Municipal Bond Fund......................................................           226
Value Fund.....................................................................................          1605
Capital Appreciation Fund......................................................................          1601
Special Equity Fund............................................................................          1382

Investor Class A Shares
Cash Reserve Fund..............................................................................           102
Tax Free Money Fund............................................................................             9
Limited Term Bond Fund.........................................................................            44
Intermediate Bond Fund.........................................................................           264
Virginia Intermediate Municipal Bond Fund......................................................           292
Value Fund.....................................................................................         2,895
Capital Appreciation Fund......................................................................         1,334
Special Equity Fund............................................................................           919

Investor Class B Shares
Cash Reserve Fund..............................................................................             5
Government Bond Fund...........................................................................           120
Virginia Municipal Bond Fund...................................................................            64
Maryland Municipal Bond Fund...................................................................            46
Value Fund.....................................................................................         1,923
Special Equity Fund............................................................................           424
Capital Appreciation Fund......................................................................           232

         The following information is furnished as of March 27, 1998.

Trust Class Shares
Balanced Portfolio.............................................................................          118
Growth & Income Portfolio......................................................................           34
Maximum Growth Portfolio.......................................................................           34



Item 27. Indemnification:


         In accordance with section 2-418 of the General Corporation Law of the State of Maryland, Article EIGHTH of the Registrant's Articles of Incorporation provides as follows:

                  "EIGHTH: To the maximum extent permitted by the General Corporation Law of the State of Maryland as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities."

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registration has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant on the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                  In the event that a claim for indemnification is asserted by a director or officer of the Registrant in connection with the securities being registered, the Registrant will not make such indemnification unless (i) the Registrant has submitted, before a court or other body, the question of whether the person to be indemnified was liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and has obtained a final decision on the merits that such person was not liable by reason of such conduct or (ii) in the absence of such decision, the Registrant shall have obtained a reasonable determination, based upon a review of the facts, that such person was not liable by virtue of such conduct, by (a) the vote of a majority of directors who are neither interested persons as such term is defined in the Investment Company Act of 1940, nor parties to the proceeding or (b) an independent legal counsel in a written opinion.

                  The Registrant will not advance attorneys' fees or other expenses incurred by the person to be indemnified unless the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and one of the following conditions shall have occurred: (x) such person shall provide security for his undertaking, (y) the Registrant shall be insured against losses arising by reason of any lawful advances or (z) a majority of the disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

Item 28. Business and Other Connections of Investment Adviser and Investment Sub-Adviser:

         Other business, profession, vocation or employment of a substantial nature in which each director or principal officer of Crestar Asset Management Company is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

              Name and Position                                                                       Connection with
                with Adviser                            Name of Other Company                          Other Company
                ------------                            ---------------------                          -------------
Thomas Dean Hogan                             Crestar Bank                              Group Executive Vice President
Chairman, Director

Ben L. Jones                                  First Fidelity Bancorp                    Chief Investment Officer
President, Director

Robert F. Norfleet, Jr.                       Crestar Bank                              Director of Client Relations;
Director                                                                                Prior thereto Corporate Executive Vice
                                                                                        President
Linda Flory Rigsby                            Crestar Financial Corporation             Senior Vice President, Deputy General
                                                                                        Counsel & Corporate Secretary
                                              Crestar Bank                              Senior Vice President,
                                                                                        Deputy General Counsel & Corporate Secretary


         The description of Crestar Asset Management Company under the caption "Adviser" in the Prospectus and Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

Item 29. Principal Underwriters:


         (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

         Registrant's distributor, SEI Investments Distribution Co., acts as distributor for:

SEI Daily Income Trust                                  July 15, 1982
SEI Liquid Asset Trust                                  November 29, 1982
SEI Tax Exempt Trust                                    December 3, 1982
SEI Index Funds                                         July 10, 1985
SEI Institutional Managed Trust                         January 22, 1987
SEI International Trust                                 August 30, 1988
The Advisors' Inner Circle Fund                         November 14, 1991
The Pillar Funds                                        February 28, 1992
CUFUND                                                  May 1, 1992
STI Classic Funds                                       May 29, 1992
CoreFunds, Inc.                                         October 30, 1992
First American Funds, Inc.                              November 1, 1992
First American Investment Funds, Inc.                   November 1, 1992
The Arbor Fund                                          January 28, 1993
Boston 1784 Funds(R)                                    June 1, 1993
The PBHG Funds, Inc.                                    July 16, 1993
Marquis Funds(R)                                        August 17, 1993
Morgan Grenfell Investment Trust                        January 3, 1994
The Achievement Funds Trust                             December 27, 1994
Bishop Street Funds                                     January 27, 1995
STI Classic Variable Trust                              August 18, 1995
ARK Funds                                               November 1, 1995
Monitor Funds                                           January 11, 1996
FMB Funds, Inc.                                         March 1, 1996
SEI Asset Allocation Trust                              April 1, 1996
TIP Funds                                               April 28, 1996
SEI Institutional Investments Trust                     June 14, 1996
First American Strategy Funds, Inc.                     October 1, 1996
HighMark Funds                                          February 15, 1997
PBHG Insurance Series Fund, Inc.                        April 1, 1997
The Expedition Funds                                    June 9, 1997

TIP Institutional Funds                                 January 1, 1998
Oak Associates Funds                                    February 27, 1998



         SEI Investments Distribution Co. provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

         (b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.



                                                        Position and Office                               Positions and Offices
             Name                                         with Underwriter                                   with Registrant
             ----                                         ----------------                                   ---------------
Alfred P. West, Jr.            Director, Chairman & Chief Executive Officer                                         _
Henry H. Greer                 Director                                                                             _
Carmen V. Romeo                Director, President-Investment Advisory Group                                        _

Mark J. Held                   President & Chief Operating Officer                                                  _

Gilbert L. Beebower            Executive Vice President                                                             _
Richard B. Lieb                Executive Vice President & President-Investment Services Division                    _
Dennis J. McGonigle            Executive Vice President                                                             _

Robert M. Silvestri            Chief Financial Officer & Treasurer                                                  _

Leo J. Dolan, Jr.              Senior Vice President                                                                _
Carl A. Guarino                Senior Vice President                                                                _
Larry Hutchison                Senior Vice President                                                                _
Jack May                       Senior Vice President                                                                _
Hartland J. McKeown            Senior Vice President                                                                _
Barbara J. Moore               Senior Vice President                                                                _
Kevin P. Robins                Senior Vice President & General Counsel                                Vice President & Assistant
                                                                                                      Secretary
Robert Wagner                  Senior Vice President                                                                _
Patrick K. Walsh               Senior Vice President                                                                _
Robert Aller                   Vice President                                                                       _

Gordon W. Carpenter            Vice President                                                                       _
Todd Cipperman                 Vice President & Assistant Secretary                                   Vice President & Assistant
                                                                                                      Secretary

Robert Crudup                  Vice President & Managing Director                                                   _
Barbara Doyne                  Vice President                                                                       _
Jeff Drennen                   Vice President                                                                       _
Vic Galef                      Vice President & Managing Director                                                   _
Kathy Heilig                   Vice President                                                                       _
Samuel King                    Vice President                                                                       _
Kim Kirk                       Vice President & Managing Director                                                   _
John Krzeminski                Vice President & Managing Director                                                   _
Carolyn McLaurin               Vice President & Managing Director                                                   _
W. Kelso Morrill               Vice President                                                                       _
Mark Nagle                     Vice President                                                                       _
Joanne Nelson                  Vice President                                                                       _

Joseph M. O'Donnell            Vice President & Assistant Secretary                                                 _

Sandra K. Orlow                Vice President & Assistant Secretary                                                 _
Cynthia M. Parrish             Vice President & Assistant Secretary                                                 _
Donald Pepin                   Vice President & Managing Director                                                   _
Kim Rainey                     Vice President                                                                       _
Robert Redican                 Vice President                                                                       _
Maria Rinehart                 Vice President                                                                       _
Mark Samuels                   Vice President & Managing Director                                                   _
Steve Smith                    Vice President                                                                       _
Daniel Spaventa                Vice President                                                                       _
Kathryn L. Stanton             Vice President & Assistant Secretary                                   Vice President & Assistant
                                                                                                      Secretary

Lori L. White                  Vice President & Assistant Secretary                                                 _

Wayne M. Withrow               Vice President & Managing Director                                                   _
James Dougherty                Director of Brokerage Services                                                       _



Item 30. Location of Accounts and Records:

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

                  (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and
         (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

                           Crestar Bank
                           919 East Main Street
                           Richmond, Virginia 23219

                      (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4);
         (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and
         31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:

                           SEI Fund Resources
                           Oaks, PA 19456

                  (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Advisers and Sub-Advisers:

                           Crestar Asset Management Company
                           919 East Main Street
                           Richmond, Virginia 23219

Item 31. Management Services:

         None.

Item 32. Undertakings:

         The Registrant undertakes for the Fund(s): (1) to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors, when requested to do so by record holders of not less than 10% of its outstanding shares; and (2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2), whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 27 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia on this 31st day of March, 1998.



                                      CrestFunds(R), Inc.
                                      (formerly Bayshore Funds, Inc.)


                                      By:      /s/ Jesse F. Williams
                                               ---------------------
                                               Jesse F. Williams
                                               Chairman and President


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the dates indicated.







                /s/ Jesse F. Williams                Chairman, President & Director                             March 31, 1998
           ------------------------------
                 Jesse F. Williams
                         *
            ____________________________             Controller                                                 March 31, 1998
                 Robert DellaCroce
                         *
            ____________________________             Director                                                   March 31, 1998
               John Bruce James, Jr.
                         *
            ____________________________             Director                                                   March 31, 1998
                   Jean L. Oakey
                         *
           _____________________________             Director                                                   March 31, 1998
                 Glen Douglas Pond






*By:    /s/ Anthony C.J. Nuland
        -----------------------
        Anthony C.J. Nuland
        Power of Attorney

                                 EXHIBIT INDEX




Name                                                                                        Exhibit            Sequential Page #
----                                                                                        -------            -----------------

Articles of Incorporation of the Registrant (filed as Exhibit 1 to Registration               1(a)
   Statement on Form N-1A (File No. 33-4163) and incorporated herein by reference).
Articles of Amendment to the Articles of Incorporation dated as of July 10, 1992              1(b)
   (filed as Exhibit 1(b) to Post-Effective Amendment No. 9 to Registration
   Statement on Form N-1A (File No. 33-4163) and incorporated herein by reference).
Articles Supplementary to the Articles of Incorporation dated as of July 10,                  1(c)
   1992 1(c) (filed as Exhibit 1(c) to Post Effective Amendment No. to
   Registration Statement on Form N-1A (File No. 33-4163) and incorporated herein by reference).
Articles Supplementary to the Articles of Incorporation dated as of March 28,                 1(d)
   1995 1(d) (filed as Exhibit 1(d) to Post-Effective Amendment No. 18 to
   Registration Statement on Form N-1A (File No. 33-4163) and incorporated herein by reference).
Articles Supplementary to the Articles of Incorporation dated as of February 27,              1(e)
   1(e) 1996 (filed as Exhibit 1(e) to Post-Effective Amendment No. 20 to
   Registration Statement on Form N-1A (File No. 33-4163) and incorporated herein by reference).
Articles Supplementary to the Articles of Incorporation dated as of May 16, 1(f)              1(f)
   1997 (filed as Exhibit 1(f) to Post-Effective Amendment No. 25 to
   Registration Statement on Form N-1A (File No. 33-4163) and incorporated herein by reference).
Articles Supplementary to the Articles of Incorporation dated as of August 7,                 1(g)
    1997 1(g) (filed as Exhibit 1(g) to Post-Effective Amendment No. 25 to
    Registration Statement on Form N-1A (File No. 33-4163) and incorporated herein by reference)
Copy of amended By-Laws of the Registrant (filed as Exhibit 2 to Post Effective                2
   Amendment No. 2 to Registration Statement on Form N-1A (File No. 33-4163) and
   incorporated herein by reference).
Form of Certificate for shares of Cash Reserve Fund Common Stock of the Registrant             4
   (filed as Exhibit 4 to Registration Statement on Form N-1A (File No. 33-4163) and
   incorporated herein by reference).
Form of Certificate for shares of U.S. Treasury Fund Common Stock of the Registrant            4
   (filed as Exhibit 4 to Pre-Effective Amendment No. 1 to Registration Statement on
   Form N-1A (File No. 33-3143) and incorporated herein by reference).
Form of Certificate for shares of Tax Free Fund Common Stock of the Registrant                 4
   (filed as Exhibit 4 to Post-Effective Amendment No. 4 to Registration Statement
   on Form N-1A (File No. 33-4163) and incorporated herein by reference).
Form of revised Investment Advisory Agreement between the Registrant and Capitoline            5
   Investment Services Incorporated (filed as Exhibit 5 to Post-Effective Amendment
   No. 8 to Registration Statement on Form N-1A (File No. 33-4163) and incorporated herein by reference).
Administration Agreement between the Registrant and SEI Financial Management                   6(a)
   6(a) Corporation (filed as Exhibit 6(a) to Post-Effective Amendment No. 16 to
   Registration Statement on Form N-1A (File No. 33-4163) and incorporated herein by reference).
Distribution Agreement between Registrant and SEI Financial Services Company                   6(b)
   (filed 6(b) as Exhibit 6(b) to Post-Effective Amendment No. 17 to
   Registration Statement on Form N-1A (File No. 33-4163) and incorporated herein by reference).
Custodian Agreement between Registrant and Crestar Bank (filed as Exhibit 8(a)                 8(a)
   to 8(a) Post-Effective Amendment No. 9 to Registration Statement on Form N-1A
   (File No. 33-4163) and incorporated herein by reference).
Transfer Agency Agreement between Registrant and Crestar Bank (filed as Exhibit 8(b)           8(b)
   to Post-Effective Amendment No. 9 to Registration Statement on Form N-1A (File
   No. 33-4163) and incorporated herein by reference).                                        10(c)
Opinion of Hunton & Williams (filed as Exhibit 10(c) to Post-Effective Amendment
   10(c) No. 20 to Registration Statement on Form N-1A (File No. 33-4163) and
   incorporated herein by reference).
Consent of independent auditors filed herewith.                                               11(a)
Investment representation letter of John Y. Keffer as initial purchaser of shares of          13
   stock of the Registrant (filed as Exhibit 13 to Pre-Effective Amendment No. 2 to Registration Statement on Form N-1A (File No. 33-4163) and incorporated herein by reference).
Distribution and Service Plans adopted under Rule 12b-1 by the Registrant on behalf           15
   of each series (filed as Exhibit 15 to Post-Effective Amendment No. 9 to
   Registration Statement on Form N-1A (File No. 33-4163) and incorporated herein by reference).
Additional Distribution and Service Plans for Cash Reserve Fund, U.S. Treasury                15(a)
   Money 15(a) Fund and Tax Free Money Fund (filed as Exhibit 15(a) to
   Post-Effective Amendment No. 12 to Registration Statement on Form N-1A (File
   No. 33-4163) and incorporated herein by reference).
Amended and Restated Distribution and Service Plan Trust Class and Investors                  15(b)
   Class A 15(b) (filed as Exhibit 15(b) to Post-Effective Amendment No. 16 to
   Registration Statement on Form N-1A (File No. 33-4163) and incorporated herein by reference).
Amended and Restated Distribution and Service Plan Investors Class A (filed as               15(c)
   Exhibit 15(c) to Post-Effective Amendment No. 16 to Registration Statement on
   Form N-1A (File No. 33-4163) and incorporated herein by reference).
Investors Class B Distribution and Service Plan Contingent Deferred Sales Charge             15(d)
   Class (filed as Exhibit 15(d) to Post-Effective Amendment No. 16 to Registration
   Statement on Form N-1A (File No. 33-4163) and incorporated herein by reference).
Schedule for computation of performance quotations (filed as Exhibit 16 to                     16
   Post-Effective Amendment No. 10 to Registration Statement on Form N-1A (File
   No. 33-4163) and incorporated herein by reference).
Financial Data Schedule                                                                        17
Powers of attorney (filed as Other Exhibits to Post-Effective Amendment No. 14 to        Other Exhibits
   Registration Statement on Form N-1A (File No. 33-4163) and to Post-Effective
   Amendment No. 17 to Registration Statement on Form N-1A (File No. 33-4163)
   and incorporated herein by reference).
Representation letter of Bayshore Funds, Inc. (filed as Other Exhibit to                 Other Exhibits
   Post-Effective Amendment No. 1 to Registration Statement on Form N-1A (File
   No. 33-4163) and incorporated herein by reference).
Rule 18f-3 Plan (filed as Other Exhibit to Post-Effective Amendment No. 17 to            Other Exhibits
   Other Exhibits Registration Statement on Form N-1A (File No. 33-4163) and
   incorporated herein by reference).
